As filed with the Securities and Exchange Commission on December 28, 2006

Registration No. 333-61366
811-10385

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _______________        ☐

Post-Effective Amendment No. 51       ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐

Amendment No. 55       ☒

(Check appropriate box or boxes)

Pacific Funds

(Exact Name of Registrant as Specified in Charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (949) 219-6767

Laurene E. MacElwee
Assistant Vice President of
Pacific Life Insurance Company
700 Newport Center Drive
Post Office Box 9000
Newport Beach, CA 92660
(Name and Address of Agent for Service)

Copies to:

Douglas P. Dick, Esq.
Dechert LLP
4675 MacArthur Court, Suite 1400
Newport Beach, CA 92660-1821

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on January 1, 2007 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus dated July 1, 2006, as amended and restated January 1, 2007
This prospectus is designed to help you make informed decisions about investments in the Pacific Life Funds (formerly Pacific Funds), including the Portfolio Optimization Funds. Each Portfolio Optimization Fund seeks to achieve its investment goal by investing in other Pacific Life Funds (the underlying funds) and uses asset allocation strategies to determine how much to invest in the underlying funds. This prospectus also contains information about the underlying funds.
You should consult with your investment professional to determine which fund may be suited to your financial needs, investment time horizon, and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.
PORTFOLIO OPTIMIZATION FUNDS
Class A, B, C and R Shares
PL Portfolio Optimization Conservative (formerly PF Portfolio Optimization Model A)
PL Portfolio Optimization Moderate-Conservative (formerly PF Portfolio Optimization Model B)
PL Portfolio Optimization Moderate (formerly PF Portfolio Optimization Model C)
PL Portfolio Optimization Moderate-Aggressive (formerly PF Portfolio Optimization Model D)
PL Portfolio Optimization Aggressive (formerly PF Portfolio Optimization Model E)
UNDERLYING FUNDS
Class A Shares (available to investors in Class A, B, or C shares)
PL Money Market Fund (formerly PF Pacific Life Money Market Fund)
Class A Shares (only available for investment by the Portfolio Optimization Funds)
PL Main Street® Core Fund (formerly PF Oppenheimer Main Street Core Fund)
PL Emerging Markets Fund (formerly PF Oppenheimer Emerging Markets Fund)
Class A, B, and C Shares (not available to new investors after December 31, 2006)
PL International Value Fund (formerly PF AllianceBernstein International Value Fund)
PL Short Duration Bond Fund (formerly PF Goldman Sachs Short Duration Bond Fund)
PL Growth LT Fund (formerly PF Janus Growth LT Fund)
PL Mid-Cap Value Fund (formerly PF Lazard Mid-Cap Value Fund)
PL Large-Cap Growth Fund (formerly PF Loomis Sayles Large-Cap Growth Fund)
PL International Large-Cap Fund (formerly PF MFS International Large-Cap Fund)
PL Small-Cap Growth Fund (formerly PF NB Fasciano Small Equity Fund)
PL Managed Bond Fund (formerly PF PIMCO Managed Bond Fund)
PL Inflation Managed Fund (formerly PF PIMCO Inflation Managed Fund)
PL Large-Cap Value Fund (formerly PF Salomon Brothers Large-Cap Value Fund)
PL Comstock Fund (formerly PF Van Kampen Comstock Fund)
PL Mid-Cap Growth Fund (formerly PF Van Kampen Mid-Cap Growth Fund)
PL Real Estate Fund (formerly PF Van Kampen Real Estate Fund)
Please read this prospectus carefully before investing or sending money, and keep it for future reference. You should read the complete description of the funds in this prospectus and be aware that any time you invest, there is a risk of loss of money.
You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. It is a criminal offense to say otherwise.

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FUNDS AT A GLANCE
Portfolio Optimization Funds
This chart is designed to help you understand the differences between the Portfolio Optimization Funds. You should also read the description of the Portfolio Optimization Funds in the About The Funds — Portfolio Optimization Funds section.

Investor profile	You are looking for relatively stable returns and investments that generate some level of income.	Your focus is on keeping pace with inflation. Income and capital appreciation are desired.

Investment goal	Seeks current income and preservation of capital.	Seeks current income and moderate growth of capital.

Main investments	Underlying funds that invest in the highest quality money market instruments, medium and high quality fixed income securities, equity securities of large- and medium-sized U.S. and non-U.S. companies, and derivative instruments.	Underlying funds that invest in medium and high quality fixed income securities, money market instruments, equity securities of large- and medium-sized U.S. and non-U.S. companies, and derivative instruments.

Asset class allocation targets The underlying funds are not comprised of just one asset class; therefore, the asset class allocations may differ from the underlying fund allocations below.	Cash: 10% Bonds: 69% Domestic stocks: 16% International stocks: 5%	Cash: 7% Bonds: 50% Domestic stocks: 31% International stocks: 12%

Underlying funds allocation targets
(as of 7/1/06)

Although the funds expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Each fund listed to the right is a fund within Pacific Life Funds as described within this prospectus.	Money Market: 8%
Short Duration Bond: 28%
Inflation Managed: 16%
Managed Bond: 26%
Main Street Core: 6%
Large-Cap Value: 2%
Comstock: 3%
Large-Cap Growth: 2%
Growth LT: 2%
Mid-Cap Value: 2%
International Value: 3%
International Large-Cap: 2%	Money Market: 4%
Short Duration Bond: 17%
Inflation Managed: 14%
Managed Bond: 20%
Main Street Core: 7%
Large-Cap Value: 4%
Comstock: 7%
Large-Cap Growth: 2%
Mid-Cap Value: 5%
Mid-Cap Growth: 3%
Growth LT: 3%
Small-Cap Growth: 2%
International Value: 6%
International Large-Cap: 6%

Risk and risk characteristics	There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.

Main risks The funds are exposed to the same risks as the underlying funds in direct proportion to the allocation of assets among those funds. An investor may lose money in each fund.	Derivatives, credit, changes in interest rate, changes in inflation rate, mortgage-related securities, price volatility, foreign investments, emerging countries, liquidity, and non-diversification.	Derivatives, price volatility, foreign investments, credit, changes in interest rate, emerging countries, changes in inflation rate, mortgage- related securities, liquidity, and non-diversification.

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You want the opportunity for long-term moderate growth.	You seek an investment geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.

Seeks long-term growth of capital and low to moderate income.	Seeks moderately high, long- term capital appreciation with low current income.	Seeks high, long-term capital appreciation.

Underlying funds that invest in fixed income securities, equity securities of both U.S. and non-U.S. companies of any size, money market instruments, and derivative instruments.	Underlying funds that invest in equity securities of both U.S. and non-U.S. companies of any size, including small- and medium-sized growth companies, fixed income securities, and derivative instruments.	Underlying funds that invest in equity securities of both U.S. and non-U.S. companies of any size, including small- and medium-sized growth companies, fixed income securities, and derivative instruments.

Cash: 3% Bonds: 35% Domestic stocks: 46% International stocks: 16%	Cash: 3% Bonds: 18% Domestic stocks: 56% International stocks: 23%	Cash: 4% Bonds: 0% Domestic stocks: 68% International stocks: 28%

Short Duration Bond: 10%
Inflation Managed: 12%
Managed Bond: 14%
Main Street Core: 8%
Large-Cap Value: 5%
Comstock: 8%
Large-Cap Growth: 3%
Mid-Cap Value: 7%
Mid-Cap Growth: 6%
Growth LT: 5%
Small-Cap Growth: 3%
Real Estate: 3%
International Value: 6%
International Large-Cap: 6%
Emerging Markets: 4%	Short Duration Bond: 3%
Inflation Managed: 7%
Managed Bond: 8%
Main Street Core: 10%
Large-Cap Value: 6%
Comstock: 9%
Large-Cap Growth: 3%
Mid-Cap Value: 8%
Mid-Cap Growth: 7%
Growth LT: 7%
Small-Cap Growth: 5%
Real Estate: 4%
International Value: 9%
International Large-Cap: 9%
Emerging Markets: 5%	Main Street Core: 11%
Large-Cap Value: 7%
Comstock: 10%
Large-Cap Growth: 3%
Mid-Cap Value: 10%
Mid-Cap Growth: 9%
Growth LT: 10%
Small-Cap Growth: 7%
Real Estate: 5%
International Value: 11%
International Large-Cap: 11%
Emerging Markets: 6%

There will probably be some losses in the values of the underlying investments from year to year. Fluctuations in value should be less than those of the overall stock markets.	There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in the asset values should be less than those of the U.S. stock market.	There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in the asset values should be less than those of the U.S. stock market.

Derivatives, price volatility, foreign investments, emerging countries, credit, changes in interest rate, changes in inflation rate, liquidity, mortgage-related securities, and non- diversification.	Price volatility, derivatives, foreign investments, emerging countries, credit, changes in interest rate, liquidity, changes in inflation rate, non-diversification, and mortgage-related securities.	Price volatility, derivatives, foreign investments, emerging countries, credit changes in interest rate, non- diversification, liquidity, geographic concentration, and changes in inflation rate.

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FUNDS AT A GLANCE
Underlying Funds
This chart is designed to help you understand the differences between the underlying funds. You should also read the complete description of each underlying fund in About the Funds – Underlying Funds section. All classes of the underlying funds, with the exception of the PL Money Market Fund, are closed to new investors. If you already own shares of a particular underlying fund, you may continue to purchase additional shares of that fund. You may also exchange those shares for shares of any other underlying fund you already own. Once you

FUND NAME	INVESTMENT GOAL	MAIN INVESTMENTS
PL Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.
PL International Value	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S.	Equity securities of relatively large non-U.S. companies believed to be undervalued.
PL Short Duration Bond	Current income (capital appreciation is of secondary importance).	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.
PL Growth LT	Long-term growth of capital.	Equity securities of companies of any size.
PL Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.
PL Large-Cap Growth	Long-term growth of capital (current income is of secondary importance).	Equity securities of large companies with the potential for long-term growth of capital.
PL International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.
Each fund, including the Portfolio Optimization Funds, is subject to regulation under the Investment Company Act of 1940 (1940 Act) and intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (IRC). Each fund is diversified under the 1940 Act, unless otherwise noted on the following pages. Although some of the underlying funds may have names or investment objectives that resemble other mutual funds managed by the same manager, they may not have the same underlying holdings or performance as those other mutual funds. A fund’s stated investment goal and fundamental investment policies cannot be

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fully redeem from an underlying fund, that underlying fund is no longer available for purchase or exchange. The Portfolio Optimization Funds and the PL Money Market Fund are available for purchase or exchange by both existing and new investors. The PL Money Market Fund is not available to investors in Class R Shares.

FUND NAME	INVESTMENT GOAL	MAIN INVESTMENTS
PL Small-Cap Growth	Long-term growth of capital.	Equity securities of small companies believed to have sustainable earnings growth.
PL Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity, and derivatives relating to such securities or related indices.
PL Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.
PL Large-Cap Value	Long-term growth of capital (current income is of secondary importance).	Equity securities of large U.S. companies.
PL Comstock	Long-term growth of capital.	Equity securities of companies believed to have the potential for long-term growth of capital and income.
PL Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.
PL Real Estate	Current income and long-term capital appreciation.	Equity securities of companies principally engaged in the U.S. real estate industry, including real estate investment trusts (REITs) and real estate operating companies (REOCs).
changed without the approval of shareholders. The Pacific Life Funds board of trustees (the Board) may change non-fundamental investment policies of the funds without shareholder approval. An investment in a fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the PL Money Market Fund seeks to preserve the value of an investment in the Fund at $1.00 per share, it is possible to lose money by investing in the PL Money Market Fund.

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RISKS AND RISK DEFINITIONS
The following table provides the main risks of each underlying fund. These risks are described more fully on the following pages. Typically, the Portfolio Optimization Funds, which are classified as non-diversified under the 1940 Act, are exposed to the same risks as the underlying funds in direct proportion to the allocation of

MAIN RISKS
	Changes in	Changes in
	interest	inflation	Price		Foreign	Emerging
	rate	rate	volatility	Credit	investments	countries
PL Money Market	●	●		●

PL International Value			●		●

PL Short Duration Bond	●	●		●

PL Growth LT			●	●	●

PL Mid-Cap Value			●		●

PL Large-Cap Growth			●		●	●

PL International Large-Cap			●		●	●

PL Small-Cap Growth	●		●	●

PL Main Street® Core	●		●	●	●	●

PL Emerging Markets			●		●	●

PL Managed Bond	●	●	●	●	●	●

PL Inflation Managed	●	●	●	●	●	●

PL Large-Cap Value			●		●	●

PL Comstock	●	●	●	●	●	●

PL Mid-Cap Growth			●		●	●

PL Real Estate			●		●

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assets among those funds. Refer to the Funds at a Glance – Portfolio Optimization Funds section for more information on the “main risks” associated with each Portfolio Optimization Fund.

MAIN RISKS

Derivatives, synthetics,
forward commitments,
repurchase agreements, and	Mortgage-related		Non-	Industry/sector	Geographic	REITs,
currency transactions	securities	Liquidity	diversification	concentration	concentration	REOCs

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RISKS AND RISK DEFINITIONS
Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every fund has some degree of risk depending on its investments and the strategies it uses. Each Portfolio Optimization Fund is subject to the risks of the underlying funds in which it invests.
A fund may be subject to the following risks:
Managers’ investment techniques and strategies are discretionary – Each fund tries to meet its investment goal by using certain principal investments and strategies, and special focuses, which are applicable under normal circumstances. There is the possibility that the investment decisions managers make will not accomplish what they were designed to achieve, that securities purchased by the manager will not appreciate in value or otherwise perform as the manager expects, or that a fund will not achieve its investment goal. There can be no assurance that a manager will utilize derivative strategies in a way that is advantageous to a fund.
Unless otherwise noted, a manager may make decisions or shift assets in a way that causes a fund to not achieve its goals. A manager may also use investment techniques or make investments in securities that are not part of a fund’s principal investment strategy. Each fund might temporarily change its investment strategies if the manager were to believe economic conditions make it necessary to try to protect the fund from potential loss, for redemptions, at start-up of a fund, or other reasons. In that case, the funds (including funds with international holdings) might temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, funds that invest principally in small- to medium-sized companies might shift to preferred stocks and larger-capitalization stocks. These shifts might alter the risk/return characteristics of the funds and cause the funds to miss investment opportunities. Furthermore, investment decisions may not anticipate market trends successfully. For example, funds that were to invest too heavily in common stocks during a stock market decline might fail to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.
A fund may have policies on the amount that they can invest in certain kinds of securities or certain ratings or capitalizations of securities. These policies apply at the time the investment is made. Since companies’ market capitalizations fluctuate due to price volatility, capitalization ranges of the indices may be affected. Therefore, the capitalization ranges of the indices may change. The definitions of capitalization may be modified from time to time. Some of these policies are in place due to the name of the particular fund, commonly referred to as the Name Test Policy (Name Test Policy). The Name Test Policy also applies at the time the fund invests its assets and under normal circumstances. For example, a new fund will be permitted to comply with the Name Test Policy within six months after commencing operations. The Name Test Policy is applied to a fund’s net assets, plus the amount of any borrowings for investment purposes. A fund may not change its Name Test Policy, if applicable, without notifying shareholders 60 days prior to the change. Other than for the Name Test Policy, if net assets were not specified, then percentage limits would refer to total assets. Total assets are equal to the value of securities owned, cash, receivables, and other assets before deducting liabilities.
All funds may engage in active and frequent trading which could result in higher trading costs and reduce performance. During the past fiscal year, the following funds engaged in active and frequent trading: PL Mid-Cap Value Fund, PL Large-Cap Growth Fund, PL Small-Cap Growth Fund, PL Managed Bond Fund, PL Inflation Managed Fund and PL Mid-Cap Growth Fund. Many of the funds are underlying funds of the Portfolio Optimization Funds, and changes to the target allocations of the Portfolio Optimization Funds may result in the transfer of assets from one underlying fund to another. These changes, as well as changes in managers and investment personnel and reorganizations of underlying funds, may result in the sale of fund securities, which may increase trading costs and fund turnover for the affected underlying funds.
Each fund may lend up to 33 1/3% of its assets to seek additional income. All loans must be secured by collateral. In connection with such lending, there is a risk of delay in return of the securities loaned or possible loss of rights in collateral should the borrower become insolvent.

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Each fund may borrow up to 33 1/3% of its assets as necessary for the clearance of purchase and sales of securities. Borrowing may exaggerate changes in the net asset value of a fund’s shares and in a fund’s return. Borrowing will cost a fund interest expense and other fees. The cost of borrowing may reduce a fund’s return.
Performance of the funds will vary – Performance is affected by changes in the economy and financial markets. The value of a fund changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.
The funds may also be affected by other kinds of risks, depending on the types of securities held by or strategies used by the funds, including:

•	Interest rate risk – the value of bonds and short-term money market instruments may fall when interest rates rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments.

•	Inflation rate risk – the value of interest payable on fixed income securities tends to be more sensitive to inflation than other types of assets. Conversely, the principal value of inflation-indexed bonds and/or interest payable on them tends to fall if the inflation index falls.

•	Price volatility risk – both fixed income and equity securities are exposed to potential price volatility. The prices of fixed income securities are affected by many factors, including prevailing interest rates and market conditions. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Large companies tend to have more stable prices than small- or medium-sized companies.

Small- or medium-sized companies, particularly those in their developmental stages, may have a shorter history of operations, may not have as great an ability to raise capital, may have less evidence that their research and development efforts will result in future growth and may be more susceptible to the underperformance of a sector emphasized by the fund and, therefore, may be riskier and more susceptible to price swings than large companies. Moreover, such companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers.

Additionally, companies that managers think have the potential for above average or rapid growth may give a fund a higher risk of price volatility than a fund that invests principally in equities that are “undervalued,” for example. A smaller company with a promising product or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. Investments in over-the-counter stocks, which trade less frequently and in smaller volume than exchange-listed stocks, may have more price volatility than that of exchange-listed stocks, and the investing fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices. Additionally, investments in a company’s convertible securities may entail less risk than investments in the company’s common stock but more risk than investments in the company’s senior debt securities.

Funds with a small number of holdings may have greater exposure to those holdings which could increase potential price volatility compared to funds with a greater number of holdings.

•	Credit risk – a fixed income security’s issuer may not be able to meet its financial obligations and go bankrupt. High-yield/high-risk bonds, i.e., bonds with low credit ratings by Moody’s (Ba and lower) or Standard & Poor’s (BB and lower) or no rating, but are of comparable quality, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are considered to be mostly speculative in nature. Not all U.S. government securities are backed or guaranteed by the United States. Some are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt, and is subject to the risk of default. In the event of specified credit

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RISKS AND RISK DEFINITIONS

events, a fund that has entered into a credit default swap may be required to pay the notional value of the swap to the buyer of the swap. Credit default swaps are also subject to counterparty risk.

•	Foreign investments risk – foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investment.

•	Emerging countries risk – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries such as Russia.

•	Derivatives, synthetics, forward commitments, repurchase agreements, and currency transactions risk – derivatives (such as futures and options contracts) derive their value from the value of an underlying security, a group of securities or an index. Synthetics are artificially created by using a collection of other assets whose combined features replicate the economic characteristics of a direct investment. A fund’s use of derivatives, synthetics, forward commitments and currency transactions could reduce returns, increase the fund’s volatility, may not be liquid and may not correlate precisely to the underlying securities or index. All of these investments, including repurchase agreements, are particularly sensitive to counterparty risk.

•	Mortgage-related securities risk – mortgage-related securities can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, funds investing in such securities will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (IO) and Principal Only (PO) components. IOs present a heightened risk of total loss of investment.

•	Real estate investment trusts (REITs) and real estate operating companies (REOCs) risk – REITs and REOCs expose a fund to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; destruction of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs and REOC’s may also be affected by risks similar to those associated with investments in debt securities, including changes in interest rates and the quality of credit extended. REITs and REOCs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemption; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type which increase the risk that the fund could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments that the REIT or REOC holds could reduce the cash flow needed to make distributions to investors.

•	Liquidity risk – liquidity is the ability to sell securities at about carrying cost within a reasonable time. High-yield/high-risk bonds may be less liquid (more difficult to sell) than higher quality investments, and investments in smaller companies have a greater risk of being or becoming less liquid than other equity securities, especially when the economy is not robust, during market downturns, or when small-cap stocks are out of favor.

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•	Non-diversification risk – a non-diversified fund may invest in securities of a fewer number of issuers than diversified funds. This increases the risk that its value could go down because of the poor performance of a single investment or a small number of investments.

•	Geographic concentration risk – concentrating investments in a limited number of countries may increase the risk that economic, political and social conditions in those countries will have a significant impact on performance.

•	Industry/sector concentration risk – funds that invest principally in only one industry or sector are subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. For example, because of the PL Real Estate Fund’s policy of concentrating its investments in securities of companies operating in the real estate industry, and because a substantial portion of the fund’s investments may be comprised of REITs, the fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general.

In addition, the Portfolio Optimization Funds are subject to the following risk:
Asset allocation is no guarantee against loss – Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and assumptions used to build the funds. There’s a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class rather than using asset allocation.

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HOW THE FUNDS PERFORMED
Information on how the funds performed is presented in the bar charts that follow and the tables beginning on page 16. The bar charts reflect performance of Class A shares without deduction for sales loads or account fees, and show how each fund’s performance has varied from year to year, since its inception. If sales loads or account fees, if any, were deducted, returns would be lower. The quarterly returns shown are for the best and worst quarters within the periods reflected in each corresponding bar chart. The tables show how each fund’s average annual returns compare to its benchmark index. The 1-year, 3-years, and since inception average annual total returns shown in the tables reflect performance after deduction for sales loads or fees. The information presented in the bar charts and the tables was prepared assuming reinvestment of dividends and distributions. The PL Main Street Core Fund, the PL Emerging Markets Fund, and the Class R shares of the Portfolio Optimization Funds began operations on 9/30/05 and do not have a full calendar year of performance. The Class A return for the PL Main Street Core and PL Emerging Markets Funds for the period 1/1/06 through 9/30/06 was 7.42% and 5.98%, respectively.
Past performance (before and after taxes) is not necessarily an indication of how the funds will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, the funds’ performance would have been reduced.
Annual Total Returns

PL Portfolio Optimization Conservative	PL Portfolio Optimization Moderate-Conservative
Class A return for the period 1/1/06 through 9/30/06: 3.66%	Class A return for the period 1/1/06 through 9/30/06: 4.69%
Best and worst quarters:	Best and worst quarters:
4th Quarter 2004: 2.54%; 2nd Quarter 2004: -1.08%	4th Quarter 2004: 4.80%; 1st Quarter 2005: -0.96%

PL Portfolio Optimization Moderate	PL Portfolio Optimization Moderate-Agressive
Class A return for the period 1/1/06 through 9/30/06: 5.95%	Class A return for the period 1/1/06 through 9/30/06: 6.79%
Best and worst quarters:	Best and worst quarters:
4th Quarter 2004: 6.90%; 1st Quarter 2005: -1.31%	4th Quarter 2004: 8.91%; 1st Quarter 2005: -1.66%

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PL Portfolio Optimization Aggressive	PL Money Market
Class A return for the period 1/1/06 through 9/30/06: 8.68%	Class A return for the period 1/1/06 through 9/30/06: 2.87%
Best and worst quarters:	Best and worst quarters:
4th Quarter 2004: 10.58%; 1st Quarter 2005: -2.01%	4th Quarter 2005: 0.72%; 1st Quarter 2004: 0.02%

PL International Value[1]	PL Short Duration Bond
Class A return for the period 1/1/06 through 9/30/06: 12.25%	Class A return for the period 1/1/06 through 9/30/06: 2.19%
Best and worst quarters:	Best and worst quarters:
4th Quarter 2003: 15.80%; 3rd Quarter 2002: -20.66%	1st Quarter 2004: 0.90%; 2nd Quarter 2004: -1.24%

PL Growth LT	PL Mid-Cap Value
Class A return for the period 1/1/06 through 9/30/06: 3.74%	Class A return for the period 1/1/06 through 9/30/06: 6.36%
Best and worst quarters:	Best and worst quarters:
2nd Quarter 2003: 15.75%; 2nd Quarter 2002: -18.31%	3rd Quarter 2005: 3.84%; 1st Quarter 2005: -1.00%

13

HOW THE FUNDS PERFORMED

PL Large-Cap Growth[2]	PL International Large-Cap
Class A return for the period 1/1/06 through 9/30/06: -8.32%	Class A return for the period 1/1/06 through 9/30/06: 16.81%
Best and worst quarters:	Best and worst quarters:
2nd Quarter 2003: 12.55%; 2nd Quarter 2002: -15.69%	2nd Quarter 2003: 15.00%; 3rd Quarter 2002: -15.39%

PL Small-Cap Growth[3] (formerly PF NB Fasciano Small Equity)	PL Managed Bond
Class A return for the period 1/1/06 through 9/30/06: 0.20%	Class A return for the period 1/1/06 through 9/30/06: 2.72%
Best and worst quarters:	Best and worst quarters:
4th Quarter 2004: 12.45%; 3rd Quarter 2002: -17.20%	3rd Quarter 2002: 5.11%; 2nd Quarter 2004: -2.69%

PL Inflation Managed	PL Large-Cap Value
Class A return for the period 1/1/06 through 9/30/06: 1.16%	Class A return for the period 1/1/06 through 9/30/06: 8.95%
Best and worst quarters:	Best and worst quarters:
1st Quarter 2004: 5.00%; 2nd Quarter 2004: -3.14%	2nd Quarter 2003: 19.45%; 3rd Quarter 2002: -21.37%

14

PL Comstock[4]	PL Mid-Cap Growth[4]
Class A return for the period 1/1/06 through 9/30/06: 8.67%	Class A return for the period 1/1/06 through 9/30/06: 0.45%
Best and worst quarters:	Best and worst quarters:
2nd Quarter 2003: 17.40%; 3rd Quarter 2002: -15.34%	4th Quarter 2004: 12.79%; 2nd Quarter 2002: -31.77%

PL Real Estate
Class A return for the period 1/1/06 through 9/30/06: 23.42%
Best and worst quarters:
2nd Quarter 2005: 14.42%; 1st Quarter 2005: -5.95%

[1]	AllianceBernstein began managing the fund on 5/1/06 and some of its investment policies changed at that time. Another firm managed the fund before that date.

[2]	Loomis Sayles began managing the fund on 1/1/06 and some of its investment policies changed at that time. Another firm managed the fund before that date.

[3]	Neuberger Berman began managing the fund on 10/1/05 and some of its investment policies changed at that time. Another firm managed the fund before that date.

[4]	Van Kampen began managing the fund on 5/1/03. Another firm managed the fund before that date.

15

HOW THE FUNDS PERFORMED
Average Annual Total Return – as of 12/31/05

	Performance shown reflects deduction of the highest
	deferred sales charge, as applicable.

Fund Name	Return Before Taxes

	Class A		Class B		Class C

		Since		Since		Since
Portfolio Optimization Funds[1]	1-Year	Inception	1-Year	Inception	1-Year	Inception

Conservative (formerly Model A)	(3.07)%	0.37%	(2.85)%	0.79%	1.13%	2.72%

Moderate-Conservative (formerly Model B)	(1.70)%	1.98%	(1.49)%	2.44%	2.51%	4.38%

Moderate (formerly Model C)	0.30%	4.06%	0.63%	4.68%	4.64%	6.51%

Moderate-Aggressive (formerly Model D)	1.45%	5.28%	1.84%	5.92%	5.86%	7.72%

Aggressive (formerly Model E)	2.99%	6.57%	3.42%	7.31%	7.41%	9.10%

			Since
Broad-Based Indices	Asset Class	1-Year[3]	Inception[3]

Merrill Lynch 3-Month U.S. T-Bill Index [5]	Cash	3.07%	2.20%

Lehman Brothers Aggregate Bond Index[6]	Bonds	2.43%	3.38%
Lehman Brothers Government/Credit Index[7]		2.37%	3.28%

S&P 500 Index[8]	Domestic Stocks	4.91%	7.85%

MSCI EAFE Index[9]	International Stocks	13.54%	16.84%

[1]	Class A, B and C shares of the Portfolio Optimization Funds commenced operations on 12/31/03. Class R shares of the Portfolio Optimization Funds commenced operations on 9/30/05 and do not have a full calendar year of performance. The Class R returns are substantially the same as Class A returns because the shares are invested in the same portfolio of securities and differ only to the extent that the classes do not have the same expenses.

[2]	The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of fund shares to offset other taxable capital gains.

[3]	The indices have inherent performance advantages over the funds since they hold no cash and incur no expenses. An investor cannot invest directly in an index.

[4]	The Composite Benchmarks are composed using the broad-based indices shown in the above chart. The percentage amounts of each broad-based index within each composite benchmark are based on each fund’s target asset class allocations in effect during the applicable period. The percentages attributed to a broad-based index within a composite benchmark would or could change if a fund’s target asset class allocations were to change. Within the broad-based indices, the Lehman Brothers Government/Credit Index was replaced with the Lehman Brothers Aggregate Bond Index. The Composite Benchmark Performance as of 12/31/05 for each Portfolio Optimization Fund using the Lehman Brothers Government/Credit Index for 1-year and since inception, respectively, was: Conservative (formerly Model A) Composite Benchmark 3.47% and 4.46%; Moderate-Conservative (formerly Model B) Composite Benchmark 4.50% and 6.03%; Moderate (formerly Model C) Composite Benchmark 5.41% and 7.37%; Moderate-Aggressive (formerly Model D) Composite Benchmark 6.27% and 8.70%; and Aggressive (formerly Model E) Composite Benchmark 6.94% and 9.63%.

16

initial sales charge and contingent

		Return After
Return After		Taxes on
Taxes		Distributions
on Distributions –		and Sale of			Benchmark Index
Class A2		Shares – Class A2			Performance[3]

	Since		Since			Since
1-Year	Inception	1-Year	Inception	Benchmark Index[4]	1-Year	Inception

(3.85)%	(0.26)%	(1.95)%	(0.03)%	Conservative Composite Benchmark	3.52%	4.52%

(2.26)%	1.48%	(1.03)%	1.43%	Moderate-Conservative Composite Benchmark	4.54%	6.07%

(0.21)%	3.64%	0.29%	3.26%	Moderate Composite Benchmark	5.43%	7.41%

1.02%	4.96%	1.08%	4.36%	Moderate-Aggressive Composite Benchmark	6.29%	8.72%

2.66%	6.36%	2.11%	5.55%	Aggressive Composite Benchmark	6.94%	9.64%

[5]	The Merrill Lynch 3-Month U.S. T-Bill Index is an index of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue. Results include reinvested dividends.

[6]	The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Results include reinvested dividends. The Lehman Brothers Aggregate Bond Index is the new benchmark index and is more widely recognized as being representative of the fixed income market and is therefore a more appropriate benchmark.

[7]	The Lehman Brothers Government/Credit Index is an index of government and corporate fixed income securities. Results include reinvested dividends.

[8]	The S&P 500 Index is an index of stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

[9]	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an index of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

17

HOW THE FUNDS PERFORMED

Average Annual Total Return – as of 12/31/05

	Performance shown reflects deduction of the highest initial sales charge and

Underlying Fund Name[1]	Return Before Taxes

	Class A				Class B				Class C

				Since				Since				Since
	1-Year		3-Years	Inception	1-Year		3-Years	Inception	1-Year		3-Years	Inception

PL Money Market	2.29%		0.98%	0.89%	N/A		N/A	N/A	N/A		N/A	N/A

PL International Value[6]	2.19%		13.73%	8.25%	2.58%		14.34%	8.79%	6.57%		15.27%	9.11%

PL Short Duration Bond	(5.16%	)	N/A	(2.62% )	(5.08%	)	N/A	(2.31% )	(1.09%	)	N/A	(0.32% )

PL Growth LT	0.60%		12.99%	2.61%	0.86%		13.63%	3.11%	4.88%		14.57%	3.44%

PL Mid-Cap Value	2.42%		N/A	2.42%	2.79%		N/A	2.79%	6.76%		N/A	6.76%

PL Large-Cap Growth[11]	(3.60%	)	7.29%	0.42%	(3.65%	)	7.72%	0.78%	0.35%		8.79%	1.20%

PL International Large-Cap	5.27%		17.02%	8.53%	5.89%		17.69%	9.07%	9.87%		18.70%	9.46%

PL Small-Cap Growth[13]	(3.10%	)	10.40%	4.58%	(2.22%	)	10.86%	5.06%	1.14%		11.92%	5.49%

PL Managed Bond	(3.58%	)	1.94%	3.73%	(3.37%	)	2.06%	4.18%	0.49%		3.38%	4.60%

PL Inflation Managed	(3.99%	)	3.98%	3.98%	(3.84%	)	4.20%	4.20%	0.00%		5.41%	5.41%

PL Large-Cap Value	(0.76%	)	11.95%	3.73%	(0.37%	)	12.60%	4.27%	3.60%		13.57%	4.60%

PL Comstock[19]	(2.28%	)	14.17%	5.68%	(2.05%	)	14.77%	6.18%	1.80%		15.77%	6.56%

PL Mid-Cap Growth[19]	10.62%		19.68%	3.55%	11.35%		20.46%	4.03%	15.50%		21.40%	4.44%

PL Real Estate	9.44%		N/A	9.44%	10.27%		N/A	10.27%	14.23%		N/A	14.23%

[1]	All of the underlying funds began operations on 10/01/01, except for the PL Inflation Managed Fund, which began operations on 12/31/02, the PL Short Duration Bond Fund, which began operations on 12/31/03, the PL Mid-Cap Value and the PL Real Estate Funds, which began operations on 12/31/04, and the PL Main Street Core and PL Emerging Markets Funds, which began operations on 9/30/05.

[2]	The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than return before taxes because the investor is assumed to be able to use the capital loss of the sale of fund shares to offset other taxable capital gains.

[3]	The indices have inherent performance advantages over the funds since they hold no cash and incur no expenses. An investor cannot invest directly in an index.

[4]	The Merrill Lynch 3-Month U.S. T-Bill Index is an index of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue and is the fund’s primary benchmark index. Results include reinvested dividends.

[5]	The Lipper Money Market Funds Index is an equal dollar weighted index of the 30 largest mutual funds within the money market fund classification as defined by Lipper. The Index is adjusted for the reinvestment of capital gains and income dividends.

[6]	AllianceBernstein began managing the fund on 5/1/06 and some of its investment policies changed at that time. Another firm managed the fund before that date.

[7]	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an index of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

[8]	The Merrill Lynch 1-3 Year Treasury Index is an index of U.S. Treasury issues that have maturities from one to three years. Results include reinvested dividends.

[9]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets and is the primary benchmark for the PL Growth LT and the PL Comstock Funds. Results include reinvested dividends.

[10]	The Russell Midcap Index is an index of 800 of the smallest companies in the Russell 1000 Index. Results include reinvested dividends.

[11]	Loomis Sayles began managing the fund on 1/1/06 and some of its investment policies changed at that time. Another firm managed the fund prior to that date.

[12]	The Russell 1000 Growth Index is an index of large companies that have higher price-to-book ratios and higher forecasted growth values and is the fund’s primary benchmark index. The fund’s benchmark was changed to the Russell 1000 Growth Index due to the fund’s style of investing in growth-oriented companies. Results include reinvested dividends.

18

contingent deferred sales charge, as applicable.

				Return After Taxes on
Return After Taxes				Distributions and Sale				Benchmark	Benchmark Index
on Distributions – Class A2				of Shares – Class A2				Index(s)	Performance[3]

			Since				Since				Since
1-Year		3-Years	Inception	1-Year		3-Years	Inception		1-Year	3-Years	Inception

N/A		N/A	N/A	N/A		N/A	N/A	Merrill Lynch 3-Month U.S. T-Bill Index[4]	3.07%	1.85%	1.87%
								Lipper Money Market Funds Index[5]	2.66%	1.35%	1.39%

1.91%		13.52%	7.99%	1.78%		11.86%	7.04%	MSCI EAFE Index[7]	13.54%	23.68%	13.32%

(5.69%	)	N/A	(3.04% )	(3.35%	)	N/A	(2.46% )	Merrill Lynch 1-3 Year Treasury Index[8]	1.67%	N/A	1.29%

0.60%		12.99%	2.58%	0.39%		11.23%	2.21%	S&P 500 Index[9]	4.91%	14.38%	6.19%

0.60%		N/A	0.60%	1.87%		N/A	1.87%	Russell Midcap Index[10]	12.65%	N/A	12.65%

(3.60%	)	7.29%	0.37%	(2.34%	)	6.26%	0.33%	Russell 1000 Growth Index[12]	5.26%	13.23%	4.50%
								S&P 500 Index[9]	4.91%	14.38%	6.19%

4.98%		16.76%	8.14%	3.82%		14.72%	7.19%	MSCI EAFE Index[7]	13.54%	23.68%	13.32%

(6.14%	)	9.11%	3.65%	0.77%		8.75%	3.74%	Russell 2000 Index [14]	4.55%	22.13%	14.14%
								Russell Midcap Growth Index[15]	12.10%	22.70%	13.36%

(4.48%	)	0.75%	2.12%	(2.33%	)	1.01%	2.27%	Lehman Brothers Aggregate Bond Index[16]	2.43%	3.62%	4.94%

(5.49%	)	2.20%	2.20%	(2.59%	)	2.36%	2.36%	Lehman Brothers Global Real: U.S. TIPS Index[17]	2.84%	6.54%	6.54%

(0.81%	)	11.90%	3.59%	(0.43%	)	10.32%	3.12%	Russell 1000 Value Index[18]	7.05%	17.49%	9.50%
								S&P 500 Index[9]	4.91%	14.38%	6.19%

(2.96%	)	13.88%	5.40%	(0.62%	)	12.25%	4.82%	S&P 500 Index[9]	4.91%	14.38%	6.19%
								Russell 1000 Value Index[18]	7.05%	17.49%	9.50%

10.62%		19.68%	2.33%	6.90%		17.13%	2.19%	Russell Midcap Growth Index[15]	12.10%	22.70%	13.36%

8.54%		N/A	8.54%	6.15%		N/A	6.15%	FTSE NAREIT U.S. Real Estate Index [20]	12.16%	N/A	12.16%

[13]	Neuberger Berman began managing the fund on 10/1/05, and some of its investment policies changed at that time. Another firm managed the fund prior to that date.

[14]	The Russell 2000 Index is an index of the 2,000 smallest companies listed in the Russell 3000 Index and is the fund’s primary benchmark index. The fund’s benchmark was changed to the Russell 2000 Index due to the fund’s style of investing in smaller-capitalization stocks. Results include reinvested dividends.

[15]	The Russell Midcap Growth Index is an index that measures the performance of those securities in the Russell Midcap Index with a higher than average growth forecast. Results include reinvested dividends.

[16]	The Lehman Brothers Aggregate Bond Index is an index made up of the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Results include reinvested dividends.

[17]	The Lehman Brothers Global Real: U.S. TIPS Index is an index of all outstanding Treasury inflation protected securities issued by the U.S. government. Results include reinvested dividends.

[18]	The Russell 1000 Value Index is an index of companies that have higher price-to-book ratios and higher forecasted growth values than companies in the Russell 2000 Value Index. The Russell 1000 Value Index is the PL Large-Cap Value Fund’s primary benchmark index and was changed due to the fund’s style of investing in value-oriented stocks. Results include reinvested dividends.

[19]	Van Kampen began managing the fund on 5/1/03. Another firm managed the fund before that date.

[20]	The FTSE National Association of Real Estate Investment Trusts (NAREIT) U.S. Real Estate Index is an index of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and NASDAQ. Results include reinvested dividends.

19

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20

FEES AND EXPENSES
There are two types of fees and expenses you pay when you invest in mutual funds: (i) shareholder fees and (ii) operating expenses. Shareholder fees include sales charges you pay directly when you buy or sell shares. Operating expenses incurred annually by each fund are borne indirectly by shareholders. The Portfolio Optimization Funds directly bear their annual operating expenses and indirectly bear the annual operating expenses of the underlying funds in proportion to their allocations.
Pacific Life Funds pays for certain support, administrative, distribution and shareholder services and the operational expenses of the funds, including custody, transfer agency, printing, legal, and auditing expenses. Pacific Life Funds also pays Pacific Life Insurance Company (Pacific Life) to provide investment advisory services. Pacific Life, in turn, pays part of its fee to the fund managers. Currently, the Portfolio Optimization Funds bear no direct operating expenses other than distribution and/or service fees and certain “other expenses” as specified in the table on page 22.
A discussion regarding the basis for the Board of Trustees approving the investment advisory and fund management agreements of Pacific Life Funds is available in Pacific Life Funds’ (formerly Pacific Funds) annual and semi-annual reports to shareholders, as applicable.
The following tables show the fees that you may pay directly and the expenses paid by each fund.
SHAREHOLDER FEES
Sales charges

	Class A		Class B		Class C		Class R

Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	5.50%	[1]	None		None		None [5]
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None	[2]	5.00%	[3]	1.00%	[4]	None [5]

[1]	The sales charge is reduced for purchases of $50,000 or more, and is waived in certain circumstances. Class A shares of the PL Money Market Fund are sold at Net Asset Value (NAV) without an initial sales charge.

[2]	There is a contingent deferred sales charge (CDSC) of 1% on redemptions of Class A shares within 1 year of purchase if the purchase was part of an investment of $1 million or more where the initial sales charge was waived.

[3]	There is a CDSC on the sale of shares within 7 years of purchase. The CDSC decreases each year.

[4]	There is a CDSC on the sale of shares within 1 year of purchase.

[5]	Class R shares of the Portfolio Optimization Funds are sold at NAV without an initial sales charge, and do not charge a CDSC.

21

FEES AND EXPENSES

Portfolio Optimization Funds Operating Expenses
Operating expenses paid by the Portfolio Optimization Funds
  (as an annual percent of average daily net assets)

	DIRECT

	Advisory	Service	Distribution and			Other	Total Annual
Portfolio Optimization Fund	Fees	Fees [1,2]	Service Fees (12b-1) [1,2]			Expenses [3]	Operating Expenses

Class		A	B	C	R		A	B	C	R

Conservative	0.00%	0.25%	1.00%	1.00%	0.50%	1.07%	1.32%	2.07%	2.07%	1.57%

Moderate-Conservative	0.00%	0.25%	1.00%	1.00%	0.50%	0.82%	1.07%	1.82%	1.82%	1.32%

Moderate	0.00%	0.25%	1.00%	1.00%	0.50%	0.70%	0.95%	1.70%	1.70%	1.20%

Moderate-Aggressive	0.00%	0.25%	1.00%	1.00%	0.50%	0.69%	0.94%	1.69%	1.69%	1.19%

Aggressive	0.00%	0.25%	1.00%	1.00%	0.50%	0.79%	1.04%	1.79%	1.79%	1.29%

[1]	Each share class (other than Class A shares) of the funds is charged a distribution and service (12b-1) fee. Class A shares of each fund are charged a non 12b-1 service fee. Because 12b-1 and service fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment over time. Higher ongoing 12b-1 fees may be less advantageous than paying a front-end sales charge and lower ongoing service fees.

[2]	Since the Portfolio Optimization Funds invest in Class A shares of the underlying funds, the applicable 12b-1 or service fee for the Portfolio Optimization Funds will be reduced for all share classes to avoid duplication of fees. This reduction is reflected in the ”Direct Net Operating Expenses” column.

[3]	Other expenses include the fee paid to Pacific Life for providing or procuring for the funds, certain administrative services, transfer agency services, and certain shareholder services, at an annual rate of 0.35% of each fund’s average daily net assets, plus custodial, legal, accounting and miscellaneous support services. Expenses do not reflect non-recurring fees and expenses.

22

								DIRECT AND INDIRECT

Less: Reduction/Reimbursement
by Adviser/Distributor [4]				Net Operating Expenses [1,2,4]				Net Operating Expenses [4,5]

A	B	C	R	A	B	C	R	A	B	C	R

(1.32%)	(1.32%)	(1.32%)	(1.32%)	0.00%	0.75%	0.75%	0.25%	1.18%	1.93%	1.93%	1.43%

(1.07%)	(1.07%)	(1.07%)	(1.07%)	0.00%	0.75%	0.75%	0.25%	1.26%	2.01%	2.01%	1.51%

(0.95%)	(0.95%)	(0.95%)	(0.95%)	0.00%	0.75%	0.75%	0.25%	1.33%	2.08%	2.08%	1.58%

(0.94%)	(0.94%)	(0.94%)	(0.94%)	0.00%	0.75%	0.75%	0.25%	1.39%	2.14%	2.14%	1.64%

(1.04%)	(1.04%)	(1.04%)	(1.04%)	0.00%	0.75%	0.75%	0.25%	1.44%	2.19%	2.19%	1.69%

[4]	To help limit fund expenses, Pacific Life has contractually agreed to reduce its administrative fees or otherwise reimburse each fund for its operating expenses (including organizational expenses, but not including: distribution and service (12b-1) fees; non 12b-1 service fees; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each fund’s business)) that exceed an annual rate based on a percentage of a fund’s average daily net assets. The expense cap is 0.00% for the Portfolio Optimization Funds and 0.30% for the underlying funds through 12/31/07. Such reduction or reimbursement is subject to repayment to Pacific Life, for a period of 3 years from the end of the fiscal year in which the reduction or reimbursement took place (the recoupment period may be adjusted prospectively upon supplement or revision to this prospectus), to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the fund but not above the expense cap. There is no guarantee that Pacific Life will continue to reduce and/or reimburse expenses after 12/31/07. If it does not, the Portfolio Optimization Funds would bear the sum of the total annual operating expenses applicable to such funds and the total annual operating expenses attributable to the underlying funds in which their Portfolio Optimization Fund invests.

[5]	Since the Portfolio Optimization Funds invest in the underlying funds, in addition to their own net operating expenses, these funds also indirectly bear a portion of the expenses of the applicable underlying funds. The indirect portion of the net operating expenses is estimated based on the target allocation among the underlying funds and is provided to show you an estimate of the expenses attributable to each Portfolio Optimization Fund. The net operating expenses of the applicable underlying funds are based on the expenses provided in the chart on page 24. The net operating expense ratios will vary based on the actual allocation to the underlying funds. The net operating expense ratios reflect the current expense reductions in place for the Portfolio Optimization Funds and the underlying funds.

23

FEES AND EXPENSES

Underlying Funds Operating Expenses
Direct annual operating expenses paid by each underlying fund
  (as an annual percent of average daily net assets)

			Distribution and
	Advisory	Service	Service Fees		Other
Underlying Fund [1]	Fees	Fee [2]	(12b-1) [2]		Expenses [3]

Class		A	B	C

PL Money Market[5]	0.40%	0.25%	N/A	N/A	1.07%

PL International Value	0.85%	0.25%	1.00%	1.00%	0.93%

PL Short Duration Bond	0.60%	0.25%	1.00%	1.00%	0.83%

PL Growth LT	0.75%	0.25%	1.00%	1.00%	0.90%

PL Mid-Cap Value	0.85%	0.25%	1.00%	1.00%	0.95%

PL Large-Cap Growth	0.95%	0.25%	1.00%	1.00%	1.13%

PL International Large-Cap	1.05%	0.25%	1.00%	1.00%	1.24%

PL Small-Cap Growth	1.00%	0.25%	1.00%	1.00%	1.45%

PL Main Street Core[6]	0.65%	0.25%	N/A	N/A	0.84%

PL Emerging Markets[6]	1.00%	0.25%	N/A	N/A	3.98%

PL Managed Bond	0.60%	0.25%	1.00%	1.00%	0.90%

PL Inflation Managed	0.60%	0.25%	1.00%	1.00%	0.79%

PL Large-Cap Value	0.85%	0.25%	1.00%	1.00%	0.90%

PL Comstock	0.95%	0.25%	1.00%	1.00%	0.80%

PL Mid-Cap Growth	0.90%	0.25%	1.00%	1.00%	0.89%

PL Real Estate	1.10%	0.25%	1.00%	1.00%	0.97%

[1]	All classes of the underlying funds, with the exception of the PL Money Market Fund, are closed to new investors. If you already own shares of a particular underlying fund, you could continue to purchase additional shares of that fund. You may also exchange those shares for shares of any other underlying fund you already own. Once you fully redeem from an underlying fund, that fund is no longer available for purchase or exchange. The Portfolio Optimization Funds and the PL Money Market Fund are available for purchase or exchange by both existing and new investors.

[2]	Each share class (other than Class A shares) of the funds is charged a distribution and service (12b-1) fee. Class A shares of each fund are charged a non 12b-1 service fee. Because 12b-1 and service fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment over time. Higher ongoing 12b-1 fees may be less advantageous than paying a front-end sales charge and lower ongoing service fees.

[3]	Other expenses include the fee paid to Pacific Life for providing or procuring for the funds, certain administrative services, transfer agency services, and certain shareholder services, at an annual rate of 0.35% of each fund’s average daily net assets, plus custodial, legal, accounting and miscellaneous support services. Expenses do not reflect non-recurring fees and expenses.

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Total Annual			Less: Reduction/Reimbursement			Net Operating
Operating Expenses			by Adviser/Distributor [4]			Expenses

A	B	C	A	B	C	A	B	C

1.72%	N/A	N/A	(0.77%)	N/A	N/A	0.95%	N/A	N/A

2.03%	2.78%	2.78%	(0.63%)	(0.63%)	(0.63%)	1.40%	2.15%	2.15%

1.68%	2.43%	2.43%	(0.53%)	(0.53%)	(0.53%)	1.15%	1.90%	1.90%

1.90%	2.65%	2.65%	(0.60%)	(0.60%)	(0.60%)	1.30%	2.05%	2.05%

2.05%	2.80%	2.80%	(0.65%)	(0.65%)	(0.65%)	1.40%	2.15%	2.15%

2.33%	3.08%	3.08%	(0.83%)	(0.83%)	(0.83%)	1.50%	2.25%	2.25%

2.54%	3.29%	3.29%	(0.94%)	(0.94%)	(0.94%)	1.60%	2.35%	2.35%

2.70%	3.45%	3.45%	(1.15%)	(1.15%)	(1.15%)	1.55%	2.30%	2.30%

1.74%	N/A	N/A	(0.54%)	N/A	N/A	1.20%	N/A	N/A

5.23%	N/A	N/A	(3.68%)	N/A	N/A	1.55%	N/A	N/A

1.75%	2.50%	2.50%	(0.60%)	(0.60%)	(0.60%)	1.15%	1.90%	1.90%

1.64%	2.39%	2.39%	(0.49%)	(0.49%)	(0.49%)	1.15%	1.90%	1.90%

2.00%	2.75%	2.75%	(0.60%)	(0.60%)	(0.60%)	1.40%	2.15%	2.15%

2.00%	2.75%	2.75%	(0.50%)	(0.50%)	(0.50%)	1.50%	2.25%	2.25%

2.04%	2.79%	2.79%	(0.59%)	(0.59%)	(0.59%)	1.45%	2.20%	2.20%

2.32%	3.07%	3.07%	(0.67%)	(0.67%)	(0.67%)	1.65%	2.40%	2.40%

[4]	To help limit underlying fund expenses, Pacific Life has contractually agreed to reduce its investment advisory fees or administrative fees, or otherwise reimburse each underlying fund for its operating expenses (including organizational expenses, but not including:

investment advisory fees; distribution and service (12b-1) fees; non 12b-1 service fees; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each fund’s business)) that exceed an annual rate based on a percentage of a underlying fund’s average daily net assets. The expense cap is 0.30% for all underlying funds through 12/31/07. Such reduction or reimbursement is subject to repayment to Pacific Life, for a period of 3 years from the end of the fiscal year in which the reduction or reimbursement took place (the recoupment period may be adjusted prospectively upon supplement or revision to this prospectus), to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the underlying fund, but not above the expense cap. There is no guarantee that Pacific Life will continue to reduce and/or reimburse expenses after 12/31/07. If it does not, each fund would incur the total annual operating expenses applicable to that underlying fund.

[5]	Only Class A shares of the PL Money Market Fund are available for investment. In accordance with Pacific Life Funds exchange policy, Class A shares of the PL Money Market Fund may be exchanged for Class A, B, or C shares of other Pacific Life Funds. Conversely, Class A, B, or C shares of other Pacific Life Funds may be exchanged for Class A shares of the PL Money Market Fund. For assets initially invested in the PL Money Market Fund, the CDSC period will begin when the shares are exchanged into Class B or C shares of another available fund. The PL Money Market Fund is not available for investment by investors in Class R shares.

[6]	This underlying fund is only available for investment by the Portfolio Optimization Funds.

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FEES AND EXPENSES

Examples
The examples that follow are intended to help you compare the cost of investing in Class A, Class B, Class C, and Class R shares of each fund to the cost of investing in other mutual funds. Each example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has an average annual return of 5%, and the Portfolio Optimization Funds’ annual operating expenses (based on

	Your expenses (in dollars) if you SELL your shares at the end of each period

Portfolio
Optimization
Funds	1 Year					3 Years					5 Years					10 Years

Class	NAV[1]	A	B	C	R	NAV[1]	A	B	C	R	NAV[1]	A	B	C	R	NAV[1]	A	B	C	R

Conservative	120	664	696	296	146	774	1,282	1,397	997	849	1,453	1,923	2,016	1,816	1,576	3,268	3,638	3,785	3,950	3,501

Moderate- Conservative	128	671	704	304	154	751	1,260	1,374	974	826	1,400	1,873	1,964	1,764	1,523	3,141	3,519	3,666	3,833	3,378

Moderate	135	678	711	311	161	774	1,281	1,397	997	849	1,438	1,909	2,002	1,802	1,561	3,217	3,590	3,737	3,903	3,452

Moderate- Aggressive	142	684	717	317	167	802	1,308	1,424	1,024	877	1,488	1,956	2,050	1,850	1,610	3,318	3,685	3,832	3,995	3,550

Aggressive	147	689	722	322	172	850	1,353	1,471	1,071	924	1,577	2,040	2,135	1,935	1,698	3,502	3,859	4,005	4,165	3,729

	Your expenses (in dollars) if you SELL your shares at the end of each period

Underlying Funds	1 Year				3 Years				5 Years				10 Years

Class	NAV[1]	A	B	C	NAV[1]	A	B	C	NAV[1]	A	B	C	NAV[1]	A	B	C

PL Money Market	97	97	N/A	N/A	467	467	N/A	N/A	861	861	N/A	N/A	1,966	1,966	N/A	N/A

PL International Value	143	685	718	318	576	1,094	1,203	803	1,035	1,528	1,614	1,414	2,308	2,731	2,883	3,063

PL Short Duration Bond	117	661	693	293	478	1,002	1,107	707	863	1,365	1,448	1,248	1,943	2,386	2,540	2,726

PL Growth LT	132	675	708	308	539	1,059	1,167	767	971	1,467	1,552	1,352	2,173	2,604	2,757	2,939

PL Mid-Cap Value	143	685	718	318	580	1,098	1,207	807	1,043	1,536	1,622	1,422	2,327	2,749	2,901	3,081

PL Large-Cap Growth	153	694	728	328	648	1,162	1,273	873	1,170	1,656	1,743	1,543	2,602	3,009	3,159	3,335

PL International Large-Cap	163	704	738	338	701	1,212	1,325	925	1,266	1,746	1,836	1,636	2,805	3,201	3,350	3,522

PL Small-Cap Growth	158	699	733	333	729	1,239	1,353	953	1,327	1,804	1,895	1,695	2,947	3,335	3,484	3,653

PL Managed Bond	117	661	693	293	493	1,016	1,121	721	893	1,394	1,477	1,277	2,013	2,452	2,606	2,791

PL Inflation Managed	117	661	693	293	469	994	1,099	699	846	1,349	1,431	1,231	1,903	2,348	2,502	2,689

PL Large-Cap Value	143	685	718	318	569	1,088	1,197	797	1,022	1,516	1,601	1,401	2,279	2,704	2,856	3,036

PL Comstock	153	694	728	328	579	1,097	1,206	806	1,032	1,525	1,610	1,410	2,287	2,711	2,863	3,044

PL Mid-Cap Growth	148	689	723	323	583	1,101	1,209	809	1,044	1,536	1,622	1,422	2,322	2,744	2,896	3,076

PL Real Estate	168	709	743	343	660	1,174	1,285	885	1,179	1,665	1,753	1,553	2,604	3,011	3,161	3,337

[1]	These examples reflect Class A shares purchased at NAV, in accordance with the Waiver of Initial Sales Charges section of this prospectus.

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underlying funds’ data as of 3/31/06) remain the same. The examples reflect the contractual expense caps currently in place for the Portfolio Optimization Funds and the underlying funds through 12/31/07. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate — actual expenses and performance may vary.

	Your expenses (in dollars) if you DON’T SELL your shares at the end of each period

Portfolio
Optimization
Funds	1 Year					3 Years					5 Years					10 Years

Class	NAV[1]	A	B	C	R	NAV[1]	A	B	C	R	NAV[1]	A	B	C	R	NAV[1]	A	B	C	R

Conservative	120	664	196	196	146	774	1,282	997	997	849	1,453	1,923	1,816	1,816	1,576	3,268	3,638	3,785	3,950	3,501

Moderate- Conservative	128	671	204	204	154	751	1,260	974	974	826	1,400	1,873	1,764	1,764	1,523	3,141	3,519	3,666	3,833	3,378

Moderate	135	678	211	211	161	774	1,281	997	997	849	1,438	1,909	1,802	1,802	1,561	3,217	3,590	3,737	3,903	3,452

Moderate- Aggressive	142	684	217	217	167	802	1,308	1,024	1,024	877	1,488	1,956	1,850	1,850	1,610	3,318	3,685	3,832	3,995	3,550

Aggressive	147	689	222	222	172	850	1,353	1,071	1,071	924	1,577	2,040	1,935	1,935	1,698	3,502	3,859	4,005	4,165	3,729

	Your expenses (in dollars) if you DON’T SELL your shares at the end of each period

Underlying Funds	1 Year				3 Years				5 Years				10 Years

Class	NAV[1]	A	B	C	NAV[1]	A	B	C	NAV[1]	A	B	C	NAV[1]	A	B	C

PL Money Market	97	97	N/A	N/A	467	467	N/A	N/A	861	861	N/A	N/A	1,966	1,966	N/A	N/A

PL International Value	143	685	218	218	576	1,094	803	803	1,035	1,528	1,414	1,414	2,308	2,731	2,883	3,063

PL Short Duration Bond	117	661	193	193	478	1,002	707	707	863	1,365	1,248	1,248	1,943	2,386	2,540	2,726

PL Growth LT	132	675	208	208	539	1,059	767	767	971	1,467	1,352	1,352	2,173	2,604	2,757	2,939

PL Mid-Cap Value	143	685	218	218	580	1,098	807	807	1,043	1,536	1,422	1,422	2,327	2,749	2,901	3,081

PL Large-Cap Growth	153	694	228	228	648	1,162	873	873	1,170	1,656	1,543	1,543	2,602	3,009	3,159	3,335

PL International Large-Cap	163	704	238	238	701	1,212	925	925	1,266	1,746	1,636	1,636	2,805	3,201	3,350	3,522

PL Small-Cap Growth	158	699	233	233	729	1,239	953	953	1,327	1,804	1,695	1,695	2,947	3,335	3,484	3,653

PL Managed Bond	117	661	193	193	493	1,016	721	721	893	1,394	1,277	1,277	2,013	2,452	2,606	2,791

PL Inflation Managed	117	661	193	193	469	994	699	699	846	1,349	1,231	1,231	1,903	2,348	2,502	2,689

PL Large-Cap Value	143	685	218	218	569	1,088	797	797	1,022	1,516	1,401	1,401	2,279	2,704	2,856	3,036

PL Comstock	153	694	228	228	579	1,097	806	806	1,032	1,525	1,410	1,410	2,287	2,711	2,863	3,044

PL Mid-Cap Growth	148	689	223	223	583	1,101	809	809	1,044	1,536	1,422	1,422	2,322	2,744	2,896	3,076

PL Real Estate	168	709	243	243	660	1,174	885	885	1,179	1,665	1,553	1,553	2,604	3,011	3,161	3,337

[1]	These examples reflect Class A shares purchased at NAV, in accordance with the Waiver of Initial Sales Charges section of this prospectus.

27

ABOUT THE FUNDS
Portfolio Optimization Funds
Each Portfolio Optimization Fund may invest in the individual Pacific Life Funds (the underlying funds), excluding other Portfolio Optimization Funds. Each Portfolio Optimization Fund invests in Class A shares of certain underlying funds, without payment of a front-end sales charge, based on its target allocation percentages. No contingent deferred sales charge (CDSC) is charged to the Portfolio Optimization Funds upon the sale of shares of the underlying funds.
Pacific Life uses an asset allocation process to determine the Portfolio Optimization Funds’ investment mix. The theory behind asset allocation is that diversification among asset classes, such as stocks, bonds and cash equivalents, can help reduce volatility over the long-term. The Portfolio Optimization Funds were developed through a two-step process:

(1)	An optimization analysis determines the asset class breakdown using forecasted returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon. Analysis is performed by an asset allocation consulting firm retained by Pacific Life, which uses a statistical technique known as “mean-variance optimization.” The goal of mean variance optimization is to identify a mix of asset classes that maximize return for a given level of risk or minimize risk for a given level of return.

(2)	An evaluation of the underlying funds’ asset classes determines the appropriate mix of underlying funds to achieve the desired asset class breakdown. It includes historical returns-based style analysis, asset performance, regression and attribution analyses, and manager interviews. The underlying funds that are selected are believed to optimize returns, given each Portfolio Optimization Fund’s risk profile.

After the two-step process is complete, the target allocations are determined. Periodically, Pacific Life will re-evaluate each Portfolio Optimization Fund’s asset allocation strategy and may update the target allocations at that time. Pacific Life may change the asset class allocations, underlying funds (including any underlying funds organized in the future) or target allocations to each underlying fund without prior approval from shareholders as it determines necessary to pursue stated investment goals. Underlying funds may be added to or deleted from a Portfolio Optimization Fund.
When target allocations are updated, Pacific Life reallocates the assets of the Portfolio Optimization Funds in accordance with their new target allocations. This may be accomplished by movement(s) of assets among the underlying funds (rebalancing), using the monthly allocation percentage (MAP) methodology described below, or using a combination of both. Reallocation of the Portfolio Optimization Funds may take place over a period of time, up to 90 days, which may cause the Portfolio Optimization Funds to temporarily deviate from their target allocations. When new target allocations deviate substantially from prior actual allocations, rebalancing is often used.
The Portfolio Optimization Funds invest purchase proceeds and meet redemption needs using the MAP methodology, which considers the target allocations of the underlying funds, the current allocations of the underlying funds and a sales forecast for each of the Portfolio Optimization Funds for the upcoming month. Purchase and redemptions for each Portfolio Optimization Fund are allocated amongst the underlying funds in an effort to realign the Portfolio Optimization Funds within each underlying fund’s target allocation. This methodology is intended to help maintain target allocations, although there is no guarantee that the Portfolio Optimization Funds will maintain their target allocations using this methodology. If an underlying fund’s actual allocations were to deviate substantially from its target allocations, rebalancing might be used in addition to MAP. Actual holdings of the Portfolio Optimization Funds could vary from their target allocations due to actual cash flows and changes to the underlying funds’ asset values as a result of market movements and portfolio management decisions. Actual asset class allocations may also vary from the target asset class allocations due to cash flows, changes in underlying fund’s asset values as a result of market movements, portfolio management decisions, and changes to underlying fund asset class composition.
Pacific Life monitors the performance of the underlying funds, and may, from time to time, recommend to the Pacific Life Funds’ Board of Trustees closure, merger, or a change in management firm or strategy of an underlying fund, all of which could impact a Portfolio Optimization Fund. Other than to require exclusion of

28

an underlying fund that is expected to be liquidated, merged, or otherwise closed, Pacific Life does not limit the number of underlying funds to include in each Portfolio Optimization Fund, the percent that any underlying fund represents, or which underlying funds may be selected. For information on Pacific Life and its managers, see the About The Managers section of this prospectus.
Underlying Funds
For information about the firms and their portfolio managers that manage the underlying funds, see the About The Managers section of this prospectus.
PL MONEY MARKET FUND
(formerly PF Pacific Life Money Market Fund)
Investment goal – seeks current income consistent with preservation of capital.
Main investments – invests in money market instruments that the manager believes have limited credit risk. These investments principally include commercial paper and U.S. government obligations. The fund may also invest in asset-backed money market instruments and foreign money market instruments denominated in U.S. dollars. The fund’s dollar-weighted average term to maturity will not exceed 90 days. The manager looks for money market instruments with the highest yields within the highest credit rating categories, based on the evaluation of credit risk and interest rates. The fund invests at least 95% of its assets in money market instruments that have been given the highest credit rating for short-term debt securities, or have not been rated, but are of comparable quality. An investment in the fund is not a bank deposit, and is not insured by the FDIC or any other governmental agency. Although the fund is managed to maintain a stable net asset value (NAV) of $1.00 per share, its possible to lose money by investing in the fund.
PL INTERNATIONAL VALUE FUND
(formerly PF AllianceBernstein International Value Fund)
This fund is not available to new investors after December 31, 2006.
Investment goal – seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.
Main investments – invests primarily in a diversified portfolio of equity securities of relatively large non-U.S. companies that the manager believes to be undervalued. In selecting investments for the fund, the manager uses its fundamental research to identify companies whose long-term earnings power they believe is not reflected in the current market price of their securities. The market capitalizations of the fund holdings are generally those in the range of companies represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. As of May 31, 2006, the market capitalization range for the MSCI EAFE Index was between approximately $378 million and $242.2 billion. The fund may invest in American Depositary Receipts. Generally the manager expects to invest in at least 10 different non-U.S. countries and normally holds investments in a core group of approximately 100-150 issuers.
The manager may also use derivatives (such as options, futures contracts, forwards and swaps) for hedging purposes, as a substitute for securities, or to otherwise help achieve the fund’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

29

ABOUT THE FUNDS

PL SHORT DURATION BOND FUND
(formerly PF Goldman Sachs Short Duration Bond Fund)
This fund is not available to new investors after December 31, 2006.
Investment goal – seeks current income; capital appreciation is of secondary importance.
Main investments – invests at least 80% of its assets in fixed income securities (including derivatives on such securities). Normally the fund will focus on high quality securities. The manager uses duration management as a fundamental part of the management for this fund. Generally, the manager expects to track duration of the Merrill Lynch 1-3 Year Treasury Index (plus or minus a half-year) although the securities held may have short, intermediate, and long terms to maturity. The fund’s average portfolio duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates.
The manager intends to invest principally in government securities, mortgage-related securities, corporate debt securities and derivatives thereof and repurchase agreements collateralized by government securities, all denominated in U.S. dollars. Government securities include U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities. The fund may invest up to 25% of its assets in investment grade corporate bonds and credit default swaps.
The manager may also use derivatives (such as options, futures contracts and swap agreements) as a substitute for securities, to try to increase returns, or to hedge against changes in interest rates, or to otherwise achieve the fund’s investment goal. Total return is made up of coupon income plus any gains or losses in the value of fund securities.
PL GROWTH LT FUND
(formerly PF Janus Growth LT Fund)
This fund is not available to new investors after December 31, 2006.
Investment goal – seeks long-term growth of capital.
Main investments – invests in a large number of companies of any size, from small emerging growth to well-established companies. It principally invests in equity securities. The fund may invest up to 25% of its assets in foreign investments denominated in a foreign currency and not publicly traded in the U.S. Investing globally offers greater diversification because the fund can take advantage of investment opportunities that are not available in the U.S. The manager looks for companies that have high potential for earnings growth that may not be recognized by other investors. The manager generally does not limit security selection to any industry sector or use other defined selection procedures. The realization of income is not a significant factor in considering fund securities.
The manager applies a “bottom-up” approach in choosing investments. In other words, the manager looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, a significant portion of the fund’s assets may be in cash or similar investments.
Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation,

30

government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.
The fund may also invest in debt securities and indexed/structured securities, purchase securities on a when issued, delayed delivery or forward commitment basis, and purchase high yield (junk) bonds. The fund may invest up to 10% of its assets in lower-rated, high yield bonds.
The manager may also use derivatives (such as options, forwards and futures contracts) to try to increase returns, to try to hedge against market declines, or to otherwise help achieve the fund’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.
The fund may invest in U.S. government securities, higher-quality corporate fixed income securities, money market instruments or repurchase agreements if the manager believes they have growth potential or cannot find equity investments that meet investment criteria.
PL MID-CAP VALUE FUND
(formerly PF Lazard Mid-Cap Value Fund)
This fund is not available to new investors after December 31, 2006.
Investment goal – seeks capital appreciation.
Main investments – invests at least 80% of its assets in common stocks of U.S. companies with medium market capitalizations in the range of the Russell Midcap Index that are believed to be undervalued based on their return on total capital or equity. The Russell Midcap Index is composed of selected common stocks of medium-sized U.S. companies. The market capitalization range of the Russell Midcap Index will fluctuate with changes in market conditions and changes in composition of the Index. As of May 31, 2006, the market capitalization range of the Russell Midcap Index was approximately between $694 million and $27 billion. Typically the manager purchases stocks with market capitalizations between $1 billion and $10 billion.
The team analyzes a company’s value by comparing its share price with its return on total capital or equity. Companies are considered undervalued when their share price is lower than their estimated worth or growth prospects.
The team attempts to identify undervalued securities using traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and the potential to improve profitability. The team’s global investment specialists apply both quantitative and qualitative analysis to securities selection. The team focuses on individual stock selection rather than on forecasting stock market trends.
The team may also invest in equity securities of larger-capitalization companies, investment grade fixed income securities, including up to 15% of fund assets in foreign equity and fixed income securities. The fund may engage in short sales, and short sales against the box, if the total market value of all securities sold and held short would not also exceed 25% of the fund’s net assets.
The team may also use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against market declines or to otherwise help achieve the fund’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.
PL LARGE-CAP GROWTH FUND
(formerly PF Loomis Sayles Large-Cap Growth Fund)
This fund is not available to new investors after December 31, 2006.
Investment goal – seeks long-term growth of capital; current income is of secondary importance.

31

ABOUT THE FUNDS

Main investments – invests at least 80% of its assets in large-capitalization equity securities. The fund invests mainly in common stocks of large-capitalization growth companies. Large-capitalization growth companies are typically defined by the fund as those which are included in the Russell 1000 Growth Index at the time of purchase. The market capitalization range of the Russell 1000 Growth Index will fluctuate with changes in market conditions and changes in composition of the index. As of May 31, 2006, the market capitalization range of the Russell 1000 Growth Index was between approximately $692 million and $363 billion. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The manager will look for companies’ stock prices that it believes the market has undervalued relative to future growth prospects. The manager follows a disciplined selling strategy and may sell a stock when its expected earnings or competitive situation no longer meets the manager’s expectations. The manager typically does not consider current income when making buy/sell decisions.
The manager may use derivatives (such as options and futures contracts) to try to hedge against market declines or to otherwise help achieve the fund’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.
The fund may invest up to 20% of its assets in foreign securities of any size, including emerging market countries. Canadian issuers are excluded for purposes of this limitation. The fund may also engage in foreign currency transactions and may purchase restricted securities.
PL INTERNATIONAL LARGE-CAP FUND
(formerly PF MFS International Large-Cap Fund)
This fund is not available to new investors after December 31, 2006.
Investment goal – seeks long-term growth of capital.
Main investments – invests at least 80% of its assets in securities of companies with large market capitalizations located outside the U.S. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. International large-capitalization companies have a market capitalization of $3 billion or more. The fund invests primarily in common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts of foreign issuers, including up to 25% in emerging market countries.
The manager uses a bottom-up, as opposed to a top-down, investment style in managing this fund. This means that securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the manager, with input from its large team of equity research analysts. Since investments are determined based on individual analysis, without regard to country, the fund may invest a substantial amount of its assets in companies located in a single country or a limited number of countries. However, the manager generally expects to invest in at least 10 different non-U.S. countries.
A company’s principal activities are determined to be located in a particular country if the company (i) is organized under the law of, and maintains a principal office in, that country, (ii) has its principal securities trading market in that country, (iii) derives 50% of its total revenues from goods sold or services performed in that country, or (iv) has 50% or more of its assets in that country.
The manager focuses on foreign companies (including those of emerging market countries) it believes have above average growth potential. The manager looks particularly at companies that demonstrate a strong franchise, strong cash flows, and a recurring revenue stream and are trading at a reasonable valuation; a solid industry position where there is potential for high profit margins and substantial barriers to new entry in the industry; a strong management team with a clearly defined strategy; and a catalyst that may include accelerated growth.

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The manager may also use derivatives (such as options and futures contracts) for hedging purposes, as a substitute for securities, or to otherwise help achieve the fund’s investment goal. The manager may use foreign currency contracts such as forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.
PL SMALL-CAP GROWTH FUND
(formerly PF NB Fasciano Small Equity Fund)
This fund is not available to new investors after December 31, 2006.
Investment goal – seeks long-term growth of capital.
Main investments – invests at least 80% of its assets in small-capitalization equity securities. The fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of $1.5 billion or less at the time the fund first invests in them. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The fund may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. These stocks include securities having common stock characteristics, such as securities convertible into common stocks, and rights and warrants to purchase common stocks. The fund manager will look for companies with:

•	strong business franchises that are likely to sustain long-term rates of earnings growth for a three to five year time horizon,
•	stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three to five year time horizon, and
•	significant appreciation potential.
In choosing companies that the manager believes are likely to achieve the fund’s goal, the manager also will consider the company’s overall business qualities. These qualities include the company’s profitability and cash flow, financial condition, insider ownership and stock valuation. In selecting companies that the manager believes may have greater potential to appreciate in price, the manager will invest the fund in smaller companies that are not as closely followed by major Wall Street brokerage houses and large asset management firms.
The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected or when other opportunities appear more attractive.
The fund may also engage in short sales against the box, as long as no more than 15% of the fund’s net assets would be subject to such short sales at any time.
The manager may also invest in derivatives (such as options and futures contracts) to try to hedge against market declines or to otherwise help achieve the fund’s investment goal.
PL MAIN STREET® CORE FUND
(formerly PF Oppenheimer Main Street Core Fund)
This fund is only available for investment by the Portfolio Optimization Funds.
Investment goal – seeks long-term growth of capital and income.
Main investments – invests in equity securities of companies of different capitalization ranges. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. Currently, the fund manager focuses on U.S. companies with large market capitalizations. It may invest in medium and small companies, companies located outside the U.S., and in American Depositary Receipts.

33

ABOUT THE FUNDS

In selecting securities for purchase or sale the manager uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. Generally, the selection process currently involves the use of:

•	Multi-factor quantitative models: These include a group of “top-down” models that analyze data such as relative valuations, relative price trends, interest rates, the shape of the yield curve and whether a stock is paying dividends. These help direct fund emphasis by market capitalization (small, medium, or large), industries, and value or growth styles. A group of “bottom up” models helps to rank stocks in a universe typically including 3,000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.
•	Fundamental research: The manager uses internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
•	Judgment: The fund is then continuously rebalanced by the manager, using the tools described above. The manager may consider other factors as well.
The fund invests principally in common stock. It may also invest in other equity securities or equivalents, like preferred stock, convertible stock, and in fixed income securities that can be converted into equity securities. In addition the fund may invest in debt securities, such as bonds and debentures, and in issuers in foreign countries (including emerging market countries), but does not currently emphasize these investments.
The manager may also invest in derivatives (such as options and futures contracts) to try to increase returns, to try to gain access to a market, to try to hedge against a change in interest rates or market declines or to otherwise help achieve the fund’s investment goal. The manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.
PL EMERGING MARKETS FUND
(formerly PF Oppenheimer Emerging Markets Fund)
This fund is only available for investment by the Portfolio Optimization Funds.
Investment goal – seeks long-term growth of capital.
Main investments – invests at least 80% of its assets in securities (including American Depositary Receipts) of companies whose principal activities are conducted in countries that are generally regarded as “emerging market” countries. Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. These countries are generally located in Latin America, Asia, the Middle East, Eastern Europe and Africa. This fund may invest in U.S. and foreign government securities, high-quality corporate fixed income securities, or money market instruments, to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Under normal market conditions, the manager will invest in securities of issuers in at least three emerging market countries. The fund principally invests in common stock and other equity securities.
The manager seeks to invest in countries whose economies, industries and stock markets it believes are growing, gaining more stability, and/or offer attractive long-term investment prospects. In selecting securities, the manager looks primarily for foreign companies in developing markets with high growth potential. The manager uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers the special factors and risks of the country in which the issuer operates. In seeking broad diversification of the fund, the manager currently searches for:

•	companies of different capitalization ranges with strong market positions and the ability to take advantage of barriers to competition in their industry, such as high start-up costs
•	companies with management that has a proven record
•	companies (new or established) entering into a growth cycle
•	companies with the potential to withstand high market volatility
•	companies with strong earnings growth whose stock is selling at a reasonable price.

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In applying these and other selection criteria, the manager considers the effect of worldwide trends on the growth of various business sectors, and looks for companies that may benefit from four main global trends: development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes. This strategy may change over time.
The fund may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the manager believes they have growth potential. The fund may try to take tactical advantage of short-term market movements or events affecting particular issuers or industries. At times, the fund might increase the relative emphasis of its investments in a particular industry or group of industries or in a particular region of the world.
The manager may also invest in preferred and convertible stocks or other equity equivalents, securities of issuers in special situations (including mergers and reorganizations), small unseasoned companies, domestic securities (in small amounts), debt securities of foreign companies and governments in developed and developing countries.
PL MANAGED BOND FUND
(formerly PF PIMCO Managed Bond Fund)
This fund is not available to new investors after December 31, 2006.
Investment goal – seeks to maximize total return consistent with prudent investment management.
Main investments – invests at least 80% of its assets in fixed income securities with varying terms to maturity. The securities will principally be medium to high-quality, investment grade securities. Fixed-income securities include those issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, mortgage-related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or “indexed” securities, and event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The fund may also invest in derivatives based on fixed-income securities. The manager may also invest up to 10% of its assets in lower-rated, high yield (junk) bonds and up to 30% of its assets in securities denominated in foreign currencies, including securities of issuers based in countries with developing or emerging market economies. This limit excludes dollar-denominated foreign securities, including American Depositary Receipts. The fund may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.
When selecting securities, the manager:

•	Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. Duration management is a fundamental part of the management strategy for this fund. The fund usually maintains an average duration of three to seven years, varying within this range based on the manager’s outlook on the economy and interest rates. The manager then decides what proportion of securities in the fund should have among short, intermediate and long duration issues.
•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative

35

ABOUT THE FUNDS

instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.
•	Chooses companies to invest in by carrying out a credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.
•	Frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or hedge against changes in interest rates or to otherwise try to achieve the fund’s investment goal. The manager may also use foreign currency futures or options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Total return is made up of coupon income plus any gains or losses in the value of the fund’s securities.
PL INFLATION MANAGED FUND
(formerly PF PIMCO Inflation Managed Fund)
This fund is not available to new investors after December 31, 2006.
Investment goal – seeks to maximize total return consistent with prudent investment management.
Main investments – invests its assets in fixed income securities. Normally, the fund focuses on investment in or exposure to inflation-indexed bonds such as Treasury Inflation Protection Securities (TIPS) which are issued by the U.S. government. It is expected that the amount invested in or exposed to inflation-indexed bonds (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the fund’s net assets. Inflation-indexed bonds are fixed income securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall.
Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; convertible bonds; commercial paper and other money market instruments; structured notes such as hybrid or “indexed” securities, and event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of international agencies or supranational entities; and derivative instruments and forward commitments relating to the previously mentioned securities. The fund may invest up to 10% of its assets in lower-rated, high yield (junk) bonds and up to 30% of its assets in securities denominated in foreign currencies, including securities of issuers based in countries with developing or emerging market economies. The fund may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.
When selecting securities, the manager:

•	Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. The manager uses duration management as a fundamental part of the management strategy for this fund. Generally, the manager expects the fund’s average duration to be within 3 years (plus or minus) of the fund’s benchmark index duration.
•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

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•	Chooses companies to invest in by carrying out credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.
•	Frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise try to achieve the fund’s investment goal. The manager may also use foreign currency futures or options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A substantial portion of the fund is expected to be invested in forward purchase commitments on inflation-indexed bonds.
The factors that will most influence the fund’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.) Total return is made up of coupon income plus any gains or losses in the value of the fund’s securities.
PL LARGE-CAP VALUE FUND
(formerly PF Salomon Brothers Large-Cap Value Fund)
This fund is not available to new investors after December 31, 2006.
Investment goal – seeks long-term growth of capital; current income is of secondary importance.
Main investments – invests at least 80% of its assets in common stocks of large companies. It tends to emphasize U.S. companies with a total market capitalization of more than $5 billion. The fund may also invest in fixed income securities and securities that can be converted into equity securities. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.
The team looks for companies that are undervalued and expected to grow. Undervalued companies are those the team believes may be fundamentally strong, but not fully recognized by investors. Their shares could be good investments because their prices do not reflect the true value of the company. The team employs fundamental analysis to analyze each company in detail, evaluating its management, strategy and competitive market position.
In selecting individual companies for investment, the manager looks for:

•	share prices that appear to be temporarily oversold or do not reflect positive company developments.
•	companies that appear to be undervalued, particularly if all the parts of the company were valued separately and added together.
•	special situations including corporate events, changes in management, regulatory changes or turnaround situations.
•	company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.
The team may also use derivatives (such as options and futures contracts) to try to increase returns or to try to hedge against market declines or to otherwise try to achieve the fund’s investment goal. The team may also use derivatives to hedge changes in currency exchange rates. The fund may invest in fixed income securities for current income. The fund may also invest up to 20% of its assets in foreign securities, including emerging market countries.

37

ABOUT THE FUNDS

PL COMSTOCK FUND
(formerly PF Van Kampen Comstock Fund)
This fund is not available to new investors after December 31, 2006.
Investment goal – seeks long-term growth of capital.
Main investments – invests its assets in equity securities. The manager generally expects to invest primarily in common stocks, preferred stocks and securities convertible into common and preferred stocks. The manager focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing seeking well-established, undervalued companies, which may be small, medium or large-sized companies. Fund securities are typically sold when the manager’s assessment of the capital growth and income potential of such securities materially changes.
The fund may invest up to 25% of its assets in securities of foreign issuers, including American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and those in emerging market countries. The fund may also invest up to 35% of its assets in lower-rated, high yield (junk) bonds. The manager may also invest in derivatives (such as options and futures contracts) to try to increase returns, earn income, facilitate fund management and mitigate risks. The manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.
PL MID-CAP GROWTH FUND
(formerly PF Van Kampen Mid-Cap Growth Fund)
This fund is not available to new investors after December 31, 2006.
Investment goal – seeks long-term growth of capital.
Main investments – invests at least 80% of its assets in common stocks and other equity securities of companies with medium market capitalization that the manager believes have above-average growth potential. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. A company is considered to be a mid-capitalization company if, at the time of purchase, the company has a market capitalization (1) between $1 billion and $12 billion or (2) within the range of capitalizations represented in the Russell Midcap Growth Index. The market capitalization range of the Russell Midcap Growth Index will fluctuate with changes in market conditions and changes in composition of the Index. As of September 30, 2006, the market capitalization range of the Russell Midcap Growth Index was approximately between $1 billion and $16 billion.
The manager seeks to invest in companies it believes have (i) consistent or rising earnings growth records, (ii) potential for strong free cash flow and/or (iii) compelling business strategies. The manager studies company developments, including business strategy and financial results and looks for sustainable earnings and cash flow growth. The manager generally considers selling a fund holding when it determines that the holding no longer satisfies its investment criteria.
The fund may also purchase securities on a when issued or delayed delivery basis. The fund may invest up to 25% of its assets in securities of foreign issuers, including American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and emerging market countries.
The fund may use derivatives (such as options, futures contracts, and options on futures contracts) to protect against possible adverse changes in the market value of securities held in or to be purchased for the fund, protect the fund’s unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The fund may also purchase securities on a when-issued or delayed delivery basis. The manager may use foreign currency contracts to hedge against changes in currency rates.

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PL REAL ESTATE FUND
(formerly PF Van Kampen Real Estate Fund)
This fund is not available to new investors after December 31, 2006.
Investment goal – seeks current income and long-term capital appreciation.
Main investments – invests at least 80% of its assets in equity securities of companies principally engaged in the U.S. real estate industry. The fund may invest up to 10% of its assets in foreign investments.
Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs) are entities that generally invest in portfolios of real estate. REITs and REOCs invest primarily in properties that produce income and in real-estate interests or loans. The fund focuses on REITs, as well as REOCs, that invest in a variety of property types and regions which may include office and industrial buildings, apartments, manufactured homes and hotels.
The fund management team uses a combination of “bottom-up” and “top-down” investment processes. When selecting securities, the team uses a “bottom-up” process that emphasizes properties that produce income and underlying asset values, values per square foot and property yields. The “top-down” asset allocation or overlay is determined by focusing on key regional criteria that include demographic and macroeconomic factors like population, employment, household formation and income.
The team may also invest in derivatives (such as options) to try to increase returns, and futures contracts, interest rate derivative products and structured notes to try to hedge against market declines or to otherwise help achieve the fund’s investment goal. The manager may use foreign currency contracts or derivatives to hedge against changes in currency rates.
OVERVIEW OF THE CLASS A, B AND C SHARES
SALES CHARGES AND FEES BY SHARE CLASS
Pacific Life Funds offers investors Class A, Class B, and Class C shares of each available fund (see below) except for the PL Money Market, PL Main Street Core and PL Emerging Markets Funds which only offer Class A shares. Even though these classes represent ownership of the same fund, each class is subject to different types and levels of sales charges, and bears different levels of expenses.
All classes of the underlying funds, with the exception of the PL Money Market Fund, are closed to new investors. If you already were to own shares of a particular underlying fund, you could continue to purchase additional shares of that fund. You may also exchange those shares for shares of any other underlying fund you already own. Once you redeem from an underlying fund, that underlying fund is no longer available for purchase or exchange. The Portfolio Optimization Funds and the PL Money Market Fund are available for purchase or exchange by both existing and new investors. The PL Main Street Core and PL Emerging Markets Funds are only available for investment by the Portfolio Optimization Funds.
The class of shares that best corresponds with your financial goals depends upon several factors. When choosing among classes, you should consider the following questions:

•	How long do I plan to hold the shares?
•	How much money do I intend to invest?
•	Will I be purchasing more shares in the future?
•	What expenses will I pay for each class?
•	Do I qualify for any sales charge discounts?

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OVERVIEW OF THE CLASS A, B AND C SHARES

You should also understand how the various fees, expenses, and charges would affect your investment over time. Once you understand the differences in the share classes, you can then make an informed decision and select a share class that matches your needs, resources, and investment timeline. Your registered representative can help you to determine which class of shares is right for you. Your registered representative will generally receive compensation no matter which share class you select; however, that compensation may vary between share classes and may vary with the size of your investment. Thus, a registered representative may have an incentive for you to invest in one share class over another (e.g., a purchase of $100,000 of Class B shares generally results in greater compensation to the selling broker-dealer versus a similar purchase of Class A shares that takes advantage of a breakpoint). You should speak with your registered representative about the various expenses associated with each share class and about the share class most appropriate for your individual financial situation.
The following table summarizes key information about the Class A, B and C shares (except with respect to the PL Money Market Fund) to help you make your investment decision, including the various expenses associated with each of these share classes. More detailed information about each of these share classes is provided in the next section.

		Annual
		Distribution
	Front-end	and/or		Conversion to
Share Class	Sales charge	Service Fees	CDSC	Class A Shares

Class A	YES — for purchases below $1,000,000 (front- end sales charge reductions begin when investment exceeds $50,000).	0.25%	NONE — for purchases below $1,000,000	N/A
Class B	NONE	1.00%	YES — up to 5.00% on shares redeemed within a certain period	YES — after eight (8) years.
Class C	NONE	1.00%	YES — 1.00% on shares redeemed within one year of purchase.	NO — annual expenses continue at the Class C level throughout the life of your investment.
To pay for the cost of promoting the funds and servicing your account, each class of shares, other than Class A shares, has adopted a Distribution and Servicing (12b-1) Plan in accordance with Rule 12b-1 under the 1940 Act. A non 12b-1 Service Plan has been adopted for Class A shares. Because 12b-1 and service fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment over time. Higher ongoing 12b-1 fees may be less advantageous than paying a front-end sales charge and lower ongoing service fees. Higher 12b-1 fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower total return than Class A shares. The relative impact of a front-end sales charge and ongoing annual expenses will depend on various factors, including the length of time a share is held.

•	The fees and expenses imposed on Class B and Class C shares may, depending upon the amount invested and the length of time the shares are held, total more than the front-end sales charges imposed on purchases of Class A shares.

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•	Because Class B shares convert into Class A shares after they have been held for eight years (and become subject to a reduced service fee instead of a 12b-1 fee after the conversion), an investment in Class C shares may cost you more over time than an investment in Class B shares or Class A shares.
Certain share classes may be subject to a CDSC upon redemption, depending on the length of time shares are held. Information about calculation of applicable CDSC appears after the descriptions of each share class. CDSC waivers are available in certain circumstances. For information regarding available CDSC discounts, see “Ways You Can Avoid or Minimize Sales Charges” following the CDSC calculation information.
Although the share class that you choose is ultimately your decision, you should seek to learn which share class is economically more attractive for your particular situation so that your decision is informed. As an example, shareholders making investments below the first Class A “breakpoint” (or discount) level at $50,000 are generally better off purchasing Class B shares. On the other hand, shareholders making significant investments for long periods of time may find that Class A shares (with breakpoint savings) are the most cost-effective way to invest in Pacific Life Funds. For more information on share classes or other mutual fund investing topics, please refer to the websites of the NASD (www.nasd.com/investor/) and SEC (www.sec.gov/investor.shtml).
CLASS A SHARES
Each purchase is subject to the following front-end sales charge:

	Sales charge as a % of	Sales charge as a % of
Investment	offering price	Net Amount Invested

Under $50,000	5.50%	5.82%
$50,000 to under $100,000	4.75%	4.99%
$100,000 to under $250,000	3.75%	3.90%
$250,000 to under $500,000	3.00%	3.09%
$500,000 to under $1,000,000	2.10%	2.15%
$1,000,000 and over	0.00%	0.00%
As noted in the table above, discounts (breakpoints) are available for larger purchases. For information regarding available discounts, please see the heading “Ways You Can Avoid or Minimize Sales Charges” immediately following the descriptions of share class sales charges and CDSC calculation information.
PL Money Market Fund: Class A shares of the PL Money Market Fund are sold at NAV without an initial sales charge. A front-end sales charge applies when you exchange PL Money Market Fund shares into Class A shares of another fund. Sales charges do not apply to reinvested dividends or capital gains distributions. The PL Money Market Fund is not available to investors in Class R shares. In accordance with Pacific Life Funds exchange policy, Class A shares of the PL Money Market Fund may be exchanged for Class A, B or C shares of other Pacific Life Funds. Conversely, Class A, B or C shares of other Pacific Life Funds may be exchanged for Class A shares of the PL Money Market Fund. For assets initially invested in the PL Money Market Fund, the CDSC period will begin when the shares are exchanged into Class B or C shares of another available fund.
Annual service fees are 0.25%. For the Portfolio Optimization Funds, the annual service fees of 0.25% are reduced by the amount of service fees charged by the underlying funds. However, the Portfolio Optimization Funds indirectly bear the annual service fees charged at the underlying fund level.
If your account value, including the amount of your current investment, were to total $1 million or more, you would not pay a front-end sales charge on the current investment amount. However, if you were to sell these shares (for which you did not pay a front-end sales charge) within one year of purchase, you would pay a CDSC of 1%.

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OVERVIEW OF THE CLASS A, B AND C SHARES

CLASS B SHARES
Class B shares are offered at NAV without a front-end sales charge. Annual 12b-1 fees are 1.00%. For the Portfolio Optimization Funds, annual 12b-1 fees of 1.00% are reduced by the amount of service fees charged by the underlying funds. However, the Portfolio Optimization Funds indirectly bear the annual service fees charged at the underlying fund level. Each purchase of Class B shares has its own CDSC period, and you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. Sales charges do not apply to reinvested dividends or capital gains distributions. After eight years, Class B shares convert to Class A shares, thus reducing your future annual expenses.

Year of redemption	CDSC on shares sold

1	5.00%
2	4.00%
3	4.00%
4	3.00%
5	2.00%
6	2.00%
7	1.00%
8 and after	0.00%
The purchase maximum per transaction for Class B shares is less than $100,000. Generally, it is more advantageous for an investor that is considering an investment in Class B shares of $100,000 or more to invest in Class A shares instead. You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. It is your responsibility to inform your financial intermediary or Pacific Life Funds of any and all other accounts that may be linked together for the purposes of determining whether the application of the right of accumulation or the use of a letter of intent would make Class A Shares a more suitable investment than Class B Shares.
CLASS C SHARES
Class C shares are offered at NAV without a front-end sales charge. Annual 12b-1 fees are 1.00%. For the Portfolio Optimization Funds, annual 12b-1 fees of 1.00% are reduced by the amount of service fees charged by the underlying funds. However, the Portfolio Optimization Funds indirectly bear the annual service fees charged at the underlying fund level. Sales charges do not apply to reinvested dividends or capital gain distributions. You will also be charged a 1% CDSC on shares that you redeem within 1 year of purchase. There’s no conversion to Class A shares, so annual expenses continue at the higher Class C level throughout the life of your investment.
The purchase maximum per transaction for Class C shares is less than $1 million. If you were to invest $1 million or more, in most cases Class A shares would be the most advantageous choice. You should carefully consider whether two or more purchases totaling $1 million or more are suitable in light of your own circumstances. It is your responsibility to inform your financial intermediary or Pacific Life Funds of any and all other accounts that may be linked together for the purposes of determining whether the application of the right of accumulation or the use of a letter of intent would make Class A Shares a more suitable investment than Class C shares.
CALCULATION OF CONTINGENT DEFERRED SALES CHARGES (CDSC)
Certain investments in Class A, Class B, and Class C shares may be subject to a CDSC. To keep your CDSC as low as possible, the amount of the CDSC will be based on the lesser of your purchase price or redemption price. We will first sell shares in your account that are not subject to a CDSC and then will sell shares in the order in which they were purchased. All purchases made during a calendar month are counted as having been made as of the first day of that month. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSC, if applicable, will be calculated on loans taken under

42

the Pacific Life Individual(k) Program. A new CDSC period will begin, when applicable, for each investment made in repayment of an outstanding loan under such Program.
WAYS YOU CAN AVOID OR MINIMIZE SALES CHARGES (BREAKPOINTS AND WAIVERS)
Reduction of Class A shares initial sales charge – You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedule. With respect to the below, “Immediate family members” include parents, spouse, siblings, children, dependents, parents-in-law, brothers-in-law and sisters-in-law. Available sales charge reductions include:

•	Letter of Intent – Lets you pledge to purchase Class A shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once. This includes purchases in all account types (e.g., IRA, non-retirement, 529 plan, etc.), purchases in the PL Money Market Fund, and purchases of Class A shares by your immediate family members. Part of the Letter of Intent amount will be held in escrow to cover additional sales charges that may be incurred if the total investments (calculated at the offering price) over the 13-month period are insufficient to qualify for the sales charge reduction. Reinvested dividends and capital gain distributions do not count toward the Letter of Intent amount.

•	Rights of Accumulation – Lets you include the current value of all accounts, in all share classes except those holding Class R shares, you or members of your immediate family already own in order to calculate the sales charge breakpoint for your next purchase at the offering price.

•	Combination Privilege – Lets you combine all identified orders, except those with respect to Class R shares, received on the same day and processed in a single transaction for a reduced sales charge.
If the account owner were an entity (e.g., a trust, a qualified plan, etc.), these privileges would apply to beneficial owners and trustees. For purposes of applying these privileges, investments for the accounts of entities and their affiliates may be aggregated. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at other broker-dealers (rather than opening an account directly with Pacific Life Funds). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee) through their registered representative, or financial intermediary, as applicable, must identify and provide information to Pacific Life Funds regarding eligibility for these privileges. Stated differently, investors must identify to Pacific Life Funds through their registered representative or financial intermediary, the complete universe of eligible Pacific Life Funds shareholder accounts (e.g., IRA, non-retirement, 529 plan, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the registered representative and/or financial intermediary to ensure that an investor obtains the proper “breakpoint” discounts. If you do not let your registered representative, financial intermediary or Pacific Life Funds know that you are eligible for a breakpoint or waiver discount, you may not receive a reduced sales charge to which you are otherwise entitled.
In order for Pacific Life Funds to identify accounts opened through a financial intermediary, you or your financial intermediary must provide Pacific Life Funds with the applicable Pacific Life Funds account numbers. For purposes of identifying all other Pacific Life Funds accounts, you or your registered representative must provide Pacific Life Funds with either the applicable Pacific Life Funds account numbers or the applicable tax identification numbers. These privileges do not apply to Class R shares.
Waiver of initial sales charges – Class A shares may be purchased without a front-end sales charge for:

•	Officers, directors, trustees, and employees of Pacific Life Funds, Pacific Life and their affiliates.

•	Registered representatives and employees of broker/dealers with a current distribution or selling agreement with Pacific Life Funds and their affiliates.

•	Investment professionals using Pacific Life Funds in fee-based investment products under a signed agreement with Pacific Life Funds or its distributor.

•	Employees of designated asset management firms, other service providers and their affiliates.
•	Immediate family members of all such persons.

43

OVERVIEW OF THE CLASS A, B AND C SHARES

•	The Portfolio Optimization Funds.
•	Certain qualified plans.
•	Pacific Life Individual(k) Program participants who purchase shares in repayment of an outstanding loan under this program.

•	Participants in the Pacific Life Funds 529 Plan Arizona (formerly Pacific Funds 529 Plan Arizona) for purposes of transferring via a rollover to Class A shares of Pacific Life Funds under the Montana Family Education Savings Program, if a front-end sales charge were paid on the purchases of Class A shares of the Pacific Life Funds under the Arizona Family College Savings Program or you were to purchase Class A shares of the Pacific Life Funds under the Arizona Family College Savings Program at NAV in accordance with one of the above exemptions. This waiver is available after February 1, 2007.

•	Arizona residents purchasing shares directly from Pacific Life Funds under the Arizona Family College Savings Program.

•	Montana residents purchasing shares directly from Pacific Life Funds under the Montana Family Education Savings Program.

Reinstatement privilege – If you sell shares of a fund and withdraw your money from a fund, you may reinstate, within 60 days of your redemption, some or all of the proceeds in the PL Money Market Fund, the same share class of any Portfolio Optimization Fund or the same share class of any underlying fund you own at the time of the reinstatement, without paying a front-end sales charge if you paid a front-end sales charge when you originally purchased your shares. For purposes of the CDSC, if you paid a CDSC when you sold your shares, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares or from the date the shares were exchanged from an initial investment in the PL Money Market Fund. Once you fully redeem from an underlying fund, other than the PL Money Market Fund, that underlying fund is no longer available for purchase or exchange. This privilege can be used only once per calendar year. In order to use this privilege, all accounts must have the same owner or owners, although identical ownership registration is not required. Contact your registered representative or Pacific Life Funds customer service at (800) 722-2333 for additional information. You must identify and provide information to Pacific Life Funds or your financial intermediary, as applicable, regarding your historical purchases and holdings; and should retain any records necessary to substantiate historical transactions and costs because Pacific Life Funds, its transfer agent, and financial intermediaries will not be responsible to provide this information.
Form Requirements for Purchases at NAV (waiver of initial sales charge) – The NAV Authorization Form must be provided to Pacific Life Funds to receive any front-end sales charge waiver described above in the Waiver of Initial Sales Charges and Reinstatement Privilege sections above, except with respect to purchases: by the Portfolio Optimization Funds, by Arizona residents purchasing shares directly from Pacific Life Funds under the Arizona Family College Savings Program; by Montana residents purchasing shares directly from Pacific Life Funds under the Montana Family Education Savings Program; and at NAV executed through a financial intermediary. Any financial intermediary initiating a purchase at NAV is responsible for verifying that each purchase is executed in accordance with the waiver guidelines outlined above.
CDSC waivers – The CDSC for each Class will be waived in the following cases:

•	Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•	Redemptions made through a Systematic Withdrawal Plan, limited to 10% per year of the account value at the time the Systematic Withdrawal Plan is established and annually thereafter, provided all dividends and distributions are reinvested.

•	Minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code.

44

•	The CDSC for both the Arizona and Montana 529 plans would be waived for redemptions due to the receipt of scholarship by the designated beneficiary (up to the amount of the scholarship) and redemptions for the purpose of complying with the maximum account balance limitation across all 529 plan accounts, if the amount were rolled over to a Pacific Life Funds 529 Plan account for another designated beneficiary.

•	The CDSC for the Pacific Life Funds 529 Plan Arizona would be waived for redemptions due to a transfer to the Arizona CollegeSure CD 529 Plan.

•	The CDSC for the Pacific Life Funds 529 Plan Montana would be waived for redemptions due to a transfer to the Montana CollegeSure CD 529 Plan.

•	The CDSC will be waived on a rollover from the Pacific Life Funds 529 Plan Arizona (Arizona Account) to the same share class of Pacific Life Funds under the Montana Family Education Savings Program (Montana Account). A completed rollover will also receive credit for time invested in the Arizona Account (CDSC Time Credit). The amount of the CDSC Time Credit applied to a particular rollover will be based on the time between the initial investment into the Arizona Account and the date of the rollover. For purposes of determining the CDSC on future redemptions of the rollover amount, the CDSC Time Credit amount will be added to the time period that the rollover amount is invested through the Montana Account. For example: If an Arizona Account were opened with an initial investment in Class B shares on February 2, 2006, and on February 3, 2007 were to be rolled into Class B shares of a Montana Account, the CDSC Time Credit applied to the rollover amount would be one year. Assuming the rollover amount is the only contribution to the Montana Account, the rollover amount would be credited one year for purposes of determining the applicable CDSC at the time those shares are redeemed. If the rollover shares were to be redeemed on February 4, 2007, the year of redemption would be considered year two and a 4.00% CDSC may be applied to the redemption amount. Any new contributions to the Montana Account will be subject to the full applicable CDSC schedule. This CDSC waiver and the CDSC Time Credit are available only on rollovers initiated after February 1, 2007.

If you think that you might be eligible for a CDSC waiver, contact your registered representative. You must notify Pacific Life Funds at the time of the redemption request to receive the waiver.
Information on breakpoints and CDSC waivers and other information about each class of shares may also be found on the website at www.pacificlife.com under “Mutual Funds,” then “Products & Prospectuses.”
DOCUMENT DELIVERY
Shareholder Mailings – To help reduce fund expenses, environmental waste and the volume of mail you receive, only one copy of Pacific Life Funds’ shareholder documents (such as the prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to shareholders who share the same household address (Householding). You may elect to not participate in Householding by contacting Pacific Life Funds or by opting out via the account application (available on new applications after January 1, 2007). The current documents are available on the website at any time or an individual copy of any of these documents may be requested – see back cover for more information.
Electronic Delivery Authorization – Subject to availability, you may authorize us to provide prospectuses, statements, and other information (Documents) electronically by so indicating on the application, via telephone, or by sending us instructions in writing in a form acceptable to us to receive such Documents electronically. You must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Web site. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Documents. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying Pacific Life Funds promptly in the event that your e-mail address were to change. You may revoke your consent for electronic delivery at any time, provided that we are properly

45

OVERVIEW OF THE CLASS A, B AND C SHARES

notified, and we will resume providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute a revocation of your consent to receive required Documents electronically. We would continue to provide you copies of your annual statements by regular mail, even if you were to choose electronic delivery.
HOW TO INVEST IN CLASS A, B AND C SHARES
Registered Representative – You can invest in the funds through your registered representative, who can help you buy, sell, and exchange shares and maintain your account. He or she may charge for their services. The funds can be used in a variety of retirement plans, including individual retirement accounts (IRAs), Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEPs, 403(b)(7)s, other qualified retirement plans, such as Individual 401k plans, 529 plans and Coverdell Education Savings Accounts (ESA).
Additional information regarding 529 plans available through Pacific Life Funds can be found in the 529 plans section of this prospectus and in the 529 Plan Description Handbook. For more information about the 529 plans and to receive applicable documents and applications for all types of accounts, call (800) 722-2333.
OPENING AN ACCOUNT
To open an account, you must make a minimum initial investment of $1,000 for each fund and complete an Account Application, ensuring that you include your registered representative’s name. Pacific Life Funds may return applications that do not have a registered representative listed. Make your check payable to Pacific Life Funds and mail it with the application to P.O. Box 9768, Providence, RI 02940-9768.
To add to your account, send at least $50 for each additional investment. Complete the Add to Your Account form included with your account statement or submit a letter of instruction indicating your desired investment allocation. Make your check payable to Pacific Life Funds and remember to provide your account number and investment allocation with your check.
Acceptable forms of investments are:

•	Personal checks or bank draft (cashier’s check, official bank check, or treasury check) drawn on a U.S. Bank;

•	Money orders and traveler’s checks in single denominations of more than $10,000 if they were to originate in a U.S. bank;

•	Third party checks when there is a clear connection of the third party to the underlying transaction; and

•	Wire transfers that originate in U.S. banks.

Pacific Life Funds will not accept investments in the following forms:

•	Cash;

•	Starter checks;

•	Credit cards or checks drawn against a credit account;

•	Money orders or traveler’s checks in single denominations of $10,000 or less from any institution;

•	Personal check, bank drafts, money orders, traveler’s checks, or wire transfers drawn on non-U.S. banks, even if the payment were effected through a U.S. bank; and

•	Third party checks if there were not a clear connection of the third party to the underlying transaction.

All unacceptable forms of investments will be returned. Pacific Life Funds reserves the right to reject any form of payment and to change its forms of investment policy at any time. If your check were not to clear,

46

your purchase would be canceled, and you would be liable for any losses and fees incurred by Pacific Life Funds or its transfer agent.
Accounts such as Traditional or Roth IRAs, Coverdell ESAs, and 529s have contribution limits that should not be exceeded. If your account were a SIMPLE IRA, SEP IRA, SARSEP or 403(b)(7), or if your account were owned by a qualified plan, or were an individual 401(k) account, contribution limits would also apply, and contributions by personal check may not be appropriate. Consult your tax adviser for additional information.
Wired funds – To open your account using wired funds, complete the Account Application and send it to Pacific Life Funds. Call (800) 722-2333 to obtain your new account number. Once the account is established, you can instruct your bank to wire the money in care of:

PNC Bank

ABA #: 031000053

Account #: 8614973006

FBO: Pacific Life Funds

Shareholder Name and Account Number

Electronic funds transfer (EFT) – To transfer money from your bank account to your Pacific Life Funds account using EFT, call (800) 722-2333 and provide the fund name and share class, your Pacific Life Funds account number, the name(s) in which the Pacific Life Funds account is registered and the amount of the transfer. To set up EFT, complete the Financial Institution Information on the Account Application. If EFT were established after account set-up, complete the Account Maintenance form. EFT might take up to 20 calendar days from receipt of request to become active.
Preauthorized investment plan – You may make systematic investments through a preauthorized transfer from your bank or other financial institution to your Pacific Life Funds account ($50 minimum per fund, if the initial investment of $1,000 is met). A preauthorized investment plan may take up to 20 calendar days to establish and become active. If a start date were not provided, or were to occur during the 20 day set-up period, systematic investments would begin one month from the date the program is established.
Security and shareholder protection – To help fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information identifying each person who opens an account and to determine whether such person’s name appears on any governmental agency list of suspected terrorists or terrorist organizations. Pacific Life Funds may report certain transaction activity to the government. When you open an account, you must provide your full name, date of birth, physical residential address (although post office boxes are still permitted for mailing purposes) and Social Security or tax identification number. You may also need to provide your driver’s license, passport or other identifying documents, and corporations and other non-natural persons may have to provide additional identifying information.
Not providing this information may result in incomplete orders and transactions, failure to open your account, delayed or unprocessed transactions or account closure. These requirements and procedures may change from time to time to comply with government regulations or guidance.
Sales charges may apply to all investments. Pacific Life Funds reserves the right to waive minimum investment amounts, including for certain types of retirement plans. Pacific Life Funds and Pacific Select Distributors, Inc. (PSD), distributor of Pacific Life Funds, reserve the right to reject any request to buy shares.
SELLING SHARES
You may sell shares by contacting your registered representative or Pacific Life Funds. To sell shares by mail, send a written, signed request specifying the fund name and share class, account number, name(s) registered on the account and the dollar value or number of shares you wish to sell. Where applicable, Federal income tax will be withheld from retirement assets, unless notified otherwise. Signatures of all shareholders are required and must match the account registration or the authorized signer on file. Refer to Medallion

47

HOW TO INVEST IN CLASS A, B AND C SHARES

signature guarantee for additional redemption guidelines. You may sell shares up to $50,000 in value by telephone on all non-retirement accounts by calling (800) 722-2333. To disable this option, check the appropriate box on your Account Application. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions.
Proceeds will be mailed to your address of record or can be sent to a third party recipient if a letter of instruction, signed by all authorized shareholders, and a Medallion signature guarantee were to accompany the request. Proceeds can also be wired to a predesignated bank account (subject to a minimum of $10,000), normally by the business day following receipt of your instructions. We do not assume responsibility for additional charges that the receiving institution may impose. To receive proceeds by wire, check the appropriate box on the Account Application and attach a voided check. We will not wire proceeds or account assets to a non-U.S. bank or financial institution.
Systematic withdrawal plan – You might set up automatic monthly, quarterly, semiannual or annual withdrawals if your account were to have a current value of at least $5,000 and you were to withdraw a fixed dollar amount (minimum $50), a fixed number of shares (five shares or more), or a percentage of the account value at receipt of the request. Systematic withdrawals will continue until you cancel them or the value of the designated fund falls below $500.
Electronic funds transfer – You can initiate an electronic funds transfer (EFT) for as little as $50 or as much as $50,000 from your Pacific Life Funds account to your bank account. To set up an EFT, you must complete the Financial Institution Information on the Account Application. If the EFT were established after account set-up, the Account Maintenance form would be required.
Checkwriting – Checkwriting privileges are available for the PL Money Market Fund for non-retirement accounts only. Checks must be written for at least $250 and you must maintain an account minimum of $500.
Medallion signature guarantees – To protect against fraud and help verify the identity of the person authorizing a sale of shares from an account, a Medallion signature guarantee may be required:

•	For redemption requests over $50,000.

•	If your address of record were changed within the past 30 days.

•	If you were to request a form of payment other than a check mailed to the address of record and/or payable to the registered owner(s).

•	For requests to transfer between Pacific Life Funds accounts with different registrations, except where one or more of the account owners (or beneficial owners) are the same.

•	Under other circumstances as determined by the transfer agent.

Medallion signature guarantees are available from domestic banks or trust companies, brokers, dealers, clearing agencies, savings associations or other financial institutions that participate in either the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc. (NYSE) Medallion Signature Program (MSP). Other signature guarantees will not be accepted.
Depending on the class of shares you own, a CDSC may apply. Shareholders may be charged additional expenses for a Pacific Life Funds IRA, including an annual fee or fees to transfer an IRA account to another provider or to take a distribution. We might liquidate shares to cover the IRA annual fee or transfer agent fees, including account, wire or overnight delivery fees. We may also close your account and sell your shares if your account value were to fall below $500 for any reason, without notice, whether as a result of a redemption, an account charge or a reduction in the market value of your account. This may result in a gain or loss for federal income tax purposes and the imposition of a CDSC.

48

EXCHANGING SHARES
Except with respect to the PL Money Market Fund, you may exchange shares of one fund for shares of the same class of any other available fund (within the same base account). With respect to the PL Money Market Fund, Class A shares may be exchanged for Class A, B, or C shares of other available Pacific Life Funds. Conversely, Class A, B, or C shares of other Pacific Life Funds may be exchanged for Class A shares of the PL Money Market Fund. Exchanges are considered sales and may result in a gain or loss for federal and state income tax purposes. There are currently no additional sales charges or fees for exchanges, except for Class A shares of the PL Money Market Fund, which may have a front-end sales charge when exchanged into Class A shares of another fund. Shares subject to a CDSC would begin to age from the date of the initial investment, except if the original shares were shares of the PL Money Market Fund. For assets initially invested in the PL Money Market Fund, the CDSC period will begin when the shares are exchanged into Class B or C shares of another available fund. To exchange shares, call (800) 722-2333 or submit your request in writing. To disable the option to exchange by telephone, check the appropriate box on your account application. See Other Fund Information – Anti-Market Timing Policies and Exchange Limitations section regarding limitations on exchanges.
Dollar cost averaging – Dollar cost averaging may be used to buy shares of the available funds in a series of regular purchases instead of in a single purchase. This allows you to average the price you pay for shares over time, and may permit a “smoothing” of abrupt peaks and drops in price. You may use dollar cost averaging to transfer amounts, either on a monthly, quarterly, semiannual or annual basis, from any available fund with a value of at least $1,000 to one or more other available funds. Each receiving fund must maintain the fund minimum and each transfer must be for at least $50.
EXECUTION OF YOUR REQUESTS
Purchase and sale requests are executed at the next net asset value (NAV), plus or minus any applicable sales charges, determined after the transfer agent, or an authorized designee, receives the order in proper form. Systematic withdrawals scheduled to fall on a month end (including year end withdrawals) which is a weekend or holiday, will be deemed an order for the last business day of that month. If you were to purchase by wire, the order would be deemed to be in proper form after the Account Application, telephone notification and the federal funds wire have been received. If an order or payment by wire were received after the close of the NYSE, which usually closes at 4:00 p.m. Eastern time, the shares would not be credited until the next business day. You will receive a confirmation of each unscheduled transaction in your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the funds will not be issued.
Under normal conditions, we will pay redemption proceeds within three business days. However, we have the right to take up to seven days to pay redemption proceeds and may postpone payment longer in the event of unusual circumstances as permitted by applicable law or an economic emergency as determined by the SEC. When you sell shares, we will execute your request at the next determined NAV per share; however, shares recently purchased by check may not be available for redemption for up to 15 days following the purchase to assure that a fund had received payment for your purchase. To reduce such delay, you should make investments by bank wire or federal funds. We normally will pay cash for all shares you sell. When making payment in cash becomes harmful to other shareholders or a fund, we may make some or all of the payment in securities at their then current market value equal to the redemption price minus any applicable charges. You will bear market risk while holding such securities and incur transaction costs upon converting securities to cash.
Telephone instructions – For telephone trade orders received in proper form, the communication of any purchase and sale request must be received prior to the close of the NYSE, which usually closes at 4:00 pm Eastern time in order to receive the NAV calculated on that day. If an order were received after the close of the NYSE, the shares would not be credited until the next business day. Procedures are in place to ensure

49

HOW TO INVEST IN CLASS A, B AND C SHARES

that telephone instructions are genuine, including recording all telephone instructions, requiring the caller to give specific identifying information, and sending written confirmation to shareholders of record within five days of a telephone transaction. We would not be responsible for the authenticity of phone instructions or any losses resulting from unauthorized shareholder transactions if it is reasonably believed that the instructions were genuine. Proceeds from telephone transactions will only be mailed to your address of record or wired to your pre-established bank of record.
OVERVIEW OF THE CLASS R SHARES
Pacific Life Funds offers Class R shares of the Portfolio Optimization Funds, which are generally only available to certain employer-sponsored retirement, savings or benefit plans.
Pacific Life Funds has adopted a Distribution and Service Plan for Class R shares in accordance with Rule 12b-1 under the 1940 Act. Under the Class R 12b-1 (12b-1) plan, each Portfolio Optimization Fund pays annual 12b-1 fees of 0.50%. These fees are reduced by the amount of service fees charged by the underlying funds. However, the Portfolio Optimization Funds indirectly bear the annual service fees charged at the underlying fund level. Because these fees are an ongoing expense of the Portfolio Optimization Funds, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

Share Class	Front-end Sales charge	Annual 12b-1 Fees	CDSC

Class R	None	0.50%	None

HOW TO INVEST IN CLASS R SHARES
This section applies to Class R shares which are generally available only to certain employer-sponsored retirement, savings or benefit plans. Retirement plan participants may only purchase Class R shares that are available through their employer-sponsored plan.
PURCHASE, EXCHANGE AND SALE OF SHARES
Participants in retirement plans must contact their plan’s administrator to purchase, redeem, or exchange Class R shares. The plan administrator can provide employees with detailed information on how to participate in the plan in accordance with the plan’s specific provisions. Plans may require separate applications and their policies and procedures may be different than, and may charge fees in addition to, those described in this prospectus. Participants should contact their employee benefits office or the plan administrator for questions about their specific accounts. Participants should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the participant places an order with the plan administrator and the time the order is forwarded to Pacific Life Funds’ transfer agent for execution. It is the responsibility of authorized dealers, plan administrators, or other financial institutions to accept and transmit orders received by them so they will be received and processed in a timely manner by Pacific Life Funds.

50

Purchasing shares – Class R shares are generally available only to certain employer-sponsored retirement, savings, or benefit plans held in plan level or omnibus accounts. Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts.
Eligible retirement plans may open an account and purchase Class R shares by contacting any authorized dealer or other financial institution (the dealer or other financial institution may impose transaction charges in addition to those described in this prospectus). Class R shares may not be available through all dealers, and other classes of the funds may be available to retirement plans.
Participants should contact their employee benefits office or the plan administrator to determine how to invest in Pacific Life Funds and/or change the amount contributed to the plan.
Exchanging shares – Participants should contact their employee benefits office or the plan administrator to determine how to change their investment allocations. Participants can exchange Class R shares of one PL fund for Class R shares of another PL fund that is available through the plan. Exchanges are made at NAV. Before an exchange is requested, each fund’s investment objective and policies as described in this prospectus should be considered. All Portfolio Optimization funds may not be available in all retirement plans.
Selling shares – Participants should contact their employee benefits office or the plan administrator to determine how to change their investment allocations or make redemptions from the plan. Under normal conditions, Pacific Life Funds will pay redemption proceeds within three business days. However, we have the right to take up to seven days to pay redemption proceeds, and may postpone payment longer in the event of unusual circumstances as permitted by applicable law or an economic emergency as determined by the SEC. When you sell shares, however, shares recently purchased by check may not be available for redemption for up to 15 days following the purchase to assure that a fund has received payment for your purchase. To reduce such delay, you should make investments by bank wire or federal funds. We normally will pay cash for all shares you sell. When making payment in cash becomes harmful to other shareholders or a fund, we may make some or all of the payment in securities at their then current market value equal to the redemption price minus any applicable charges. You will bear market risk while holding such securities and incur transaction costs upon converting securities to cash.
Medallion signature guarantees – To protect against fraud and help verify the identity of the person authorizing a sale of shares from an account, a Medallion signature guarantee may be required:

•	For redemption requests over $50,000.

•	If your address of record were changed within the past 30 days.

•	If you were to request a form of payment other than a check mailed to the address of record and/or payable to the registered owner(s).

•	Under other circumstances as determined by the transfer agent.

Medallion signature guarantees are available from domestic banks or trust companies, brokers, dealers, clearing agencies, savings associations or other financial institutions that participate in either the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc. (NYSE) Medallion Signature Program (MSP). Other signature guarantees will not be accepted.
Security and shareholder protection – To help fight the funding of terrorism and money laundering activities, federal law generally requires financial institutions to obtain, verify and record information identifying each person who opens an account and to determine whether such person’s name appears on any governmental agency list of suspected terrorists or terrorist organizations. Pacific Life Funds may report certain transaction activity to the government. When you open an account, you may be required to provide your full name, date of birth, physical residential address (although post office boxes are still permitted for mailing purposes) and Social Security or tax identification number. You may also need to provide your

51

HOW TO INVEST IN CLASS R SHARES

driver’s license, passport or other identifying documents, and corporations and other non-natural persons may have to provide additional identifying information.
Not providing this information may result in incomplete orders and transactions, failure to open your account, delayed or unprocessed transactions or account closure. These requirements and procedures may change from time to time to comply with government regulations or guidance.
Pacific Life Funds and Pacific Select Distributors, Inc. (PSD), distributor of Pacific Life Funds, reserve the right to reject any request to buy shares.
OTHER FUND INFORMATION
HOW SHARE PRICES ARE CALCULATED
Each fund is divided into shares. The price of a fund’s shares is called its net asset value (NAV) per share. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. It is calculated by taking the total value of a fund’s assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a fund’s assets is based on the total market value of all of the securities it holds. The assets of each Portfolio Optimization Fund consist primarily of shares of the underlying funds, which are valued at their respective NAVs at the time of computation.
When you buy shares, you pay the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC. Exchange orders within the funds are effected at NAV, except for money initially invested in the PL Money Market Fund, which may have a front-end sales charge when exchanged into Class A shares of another available fund of Pacific Life Funds. For any transaction, we will use the next NAV calculated after Pacific Life Funds or its designee receives a request to buy, sell or exchange shares.
Each fund’s NAV per share is calculated once a day, every day the New York Stock Exchange (NYSE) is open. For purposes of calculating the NAV, the funds use pricing data as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier. For purposes of calculating the NAV, the funds normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than the NYSE close. Information that becomes known to Pacific Life Funds or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.
NAV will not be determined on days when the NYSE is closed. In addition, a delay in calculating the NAV may happen if the NYSE closes on a day other than a regular holiday or weekend, trading on the NYSE is restricted, an emergency exists as determined by the SEC, making securities sales or determinations of NAV not practicable, or the SEC permits a delay for the protection of shareholders.
The value of each security is based on its actual market value or fair value. Pricing data is obtained from various sources approved by the Board. The funds may value securities at fair value as estimated in good faith under procedures established by the Board, based upon recommendations provided by the portfolio managers, in accordance with valuation services approved by the Board, or otherwise as provided by Pacific Life Funds’ valuation procedures, which have been determined by the Board in good faith to represent fair value. Fair valuation will be used when market quotations are not readily available or reliable, or if events significantly affecting the values of the fund’s foreign investments were to occur between the close of

52

foreign markets and the close of regular trading on the NYSE. The estimated fair value of a security may differ from the value that would have been assigned to the security had other valuations (such as last trade price) been used. Additionally, these fair values may not accurately reflect the price that a fund could obtain for a security if it were to dispose of the security as of the close of the NYSE.
Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, the funds may calculate their NAVs on days when the NYSE is open but foreign markets are closed. Conversely, securities trading on foreign markets may take place on days when the NYSE is closed i.e. weekends, U.S. holidays or other days when a fund does not price its shares. As a result, the funds’ NAVs are not calculated, and shareholders are not able to redeem their shares on such days. Although the NAV is not calculated on those days, the value of a fund’s securities may change. For a list of holidays observed, contact Pacific Life Funds customer service.
Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source prior to calculating the NAV. Further, under the Pacific Life Funds’ procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that Pacific Life Funds values its shares. Prices derived under these procedures will be used in determining NAV.
If events were to occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a fund’s NAV is determined, or if under the Pacific Life Funds’ procedures the closing price of a foreign security were not deemed to be reliable, and there could be a material effect on a fund’s NAV, then the security would be valued at fair value as determined in accordance with procedures and methodologies approved by Pacific Life Funds’ board of trustees. In determining the fair value of securities, Pacific Life Funds may consider available information, including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. Pacific Life Funds has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values might not be indicative of the price that a fund could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.
ANTI-MARKET TIMING POLICIES AND EXCHANGE LIMITATIONS
Pacific Life Funds is not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, the Board has adopted policies and procedures with respect to exchanges of the funds’ shares. Pacific Life Funds requires that the limitations specified below on exchanges apply to all persons (i.e., to natural persons, partnerships, corporations, limited liability companies, trusts or any other type of entity) investing in the funds of Pacific Life Funds.
To discourage frequent trading, you:

•	are limited to no more than 12 exchanges out of each fund per calendar year.

•	may not make more than one exchange per calendar month from funds which invest primarily in international securities, which currently include: PL International Value, PL International Large-Cap and the PL Emerging Markets Funds.

•	may not make more than 2 exchanges out of each other fund per calendar month.

Pacific Life Funds does not accommodate trading in excess of these limitations. These limitations do not apply to the following transactions: redemptions from Pacific Life Funds’, systematic transactions (dollar cost averaging, dividend reinvestments, automatic investment plans); loans and loan repayment; transactions by the Portfolio Optimization Funds; and exchanges from the PL Money Market Fund and the Portfolio Optimization Funds.

53

OTHER FUND INFORMATION

In addition, the funds monitor certain large transaction activity in an attempt to detect patterns of trading that may not be in the best interests of the funds. While these policies and procedures have been adopted to attempt to detect and limit trading that is frequent or disruptive to the funds’ operations, there is no assurance that the policies and procedures would be effective in deterring all such trading activity.
Organizations and individuals that use market timing investment strategies and make frequent exchanges should not invest in Pacific Life Funds. Pacific Life Funds maintains sole discretion to restrict or reject, without prior notice, any exchange instructions and to restrict or reject pre-authorized exchange forms from a market timing organization or individual authorized to give exchange instructions on behalf of multiple shareholders, if in the sole discretion of the funds (or an agent) the requested transactions were to have a negative impact on remaining shareholders.
Pacific Life Funds might further limit the size, number, and frequency of exchanges if they were to be disruptive to the management of a fund. Pacific Life Funds may also otherwise restrict, suspend, or reject any exchange request that could be harmful to a fund or to other shareholders, or cancel the exchange privilege altogether. Notice of any limitations, restrictions, suspensions or rejections may vary according to the particular circumstances.
Pacific Life Funds reserves the right to impose a transaction fee or redemption fee against future exchange amounts. Prior to imposing any such fee, we would supplement this prospectus and provide notice to shareholders.
The funds are unable to directly monitor the trading activity of the funds shares’ beneficial owners who hold those shares through omnibus account arrangements (e.g., third-party 401(k) and other group retirement plans) maintained by brokers and other intermediaries (i.e., accounts that are not on the books of the funds’ transfer agent).
Omnibus account arrangements enable brokers to aggregate multiple investors’ share ownership positions and purchase, redeem and exchange fund shares without the identity of the particular shareholder(s) being known to the funds. Accordingly, the ability of the funds to monitor, detect or limit frequent share trading activity through omnibus accounts is very limited, and there is no assurance that the funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading. In such cases, the financial intermediaries or recordkeepers may be able to implement procedures or supply Pacific Life Funds with information that differs from that which is normally available to Pacific Life Funds or its agent(s). In such instances, Pacific Life Funds will seek to monitor purchase and redemption activity through the overall omnibus account(s) or retirement and benefit plan account(s). If Pacific Life Funds were to identify activity that might be indicative of excessive short-term trading activity, Pacific Life Funds or its designated agent would notify the financial intermediary, recordkeeper or retirement and benefit plan and request that it to provide or review information on individual account transactions so that Pacific Life Funds or the financial intermediary, recordkeeper or retirement and benefit plan might determine if any investors were engaging in excessive or short-term trading activity. If an investor were identified as engaging in undesirable trading activity, Pacific Life Funds or its designated agent would request the financial intermediary, recordkeeper or retirement and benefit plan take appropriate action to curtail the activity and would work with the relevant party to do so. Such actions may include actions similar to those that Pacific Life Funds would take, such as placing blocks on accounts to prohibit future purchases and exchanges of fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If Pacific Life Funds were to determine that the financial intermediary, recordkeeper or retirement and benefit plan had not demonstrated adequately that it had taken appropriate action to curtail the excessive short-term trading, Pacific Life Funds or its agents might terminate the relationship.
Financial Intermediaries include broker-dealers, registered investment advisors, banks, trust companies, certified financial planners, third party administrators, recordkeepers, trustees, custodians, financial consultants, and insurance companies.

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Retirement and Benefit plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefits plans, excluding Individual Retirement Accounts (IRA).
Trading activity that is frequent or that involves relatively large amounts of assets can disrupt the management of the fund and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the funds’ ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the funds’ performance. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the funds’ securities holdings may dilute the interests of the remaining shareholders. While these issues can occur in connection with any of the funds, funds holding securities that are subject to market pricing inefficiencies could be more susceptible to abuse. For example, funds holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing the funds. Pacific Life Funds has retained a pricing service to assist in the valuation of certain foreign securities, which may reduce the ability of shareholders to engage in such arbitrage, although there is no assurance that this measure will be effective in reducing arbitrage opportunities.
DIVIDENDS AND DISTRIBUTIONS
The funds intend to distribute substantially all of their net investment income and realized capital gains to shareholders at least once a year, although distributions could occur more frequently. Except with respect to Class R shares, you could automatically reinvest dividends and capital gains distributions into additional shares of the same fund or into the same class of shares of another available fund within the same account, if you were to meet that fund’s minimum balance requirement. All dividend and capital gain distributions for Class R shares will be automatically reinvested in Class R shares of the same fund generating such dividend and/or capital gain distribution. No sales charge or CDSC will apply to the reinvested amounts.
Dividends are generally distributed according to the following schedule:

•	PL Money Market Fund – dividends declared daily and paid monthly (dividends are not paid until the day after issue).

•	PL Short Duration Bond Fund, PL Managed Bond Fund and PL Inflation Managed Fund – dividends declared and paid monthly.

•	PL Real Estate Fund – dividends declared and paid quarterly.

•	All other funds – dividends declared and paid annually.
Dividends might be declared less frequently (e.g. semi-annually) if it were advantageous to the fund and to shareholders of the fund.
DISTRIBUTION AND SERVICING ARRANGEMENTS
Pacific Select Distributors, Inc. (PSD), the distributor of Pacific Life Funds and a broker-dealer and affiliate of Pacific Life, pays broker-dealers (including other Pacific Life affiliates), who sell shares of the funds, various forms of sales compensation. PSD also may provide reimbursement for other expenses associated with the promotion and sale of fund shares.
In addition, PSD or an affiliate may pay from their own resources additional, significant cash compensation, which may sometimes be referred to as “revenue sharing,” and provide other incentives (non-cash compensation) in connection with the promotion and sale of fund shares by some but not all broker-dealers. Such additional compensation may give Pacific Life Funds greater access to registered representatives of the broker-dealers who receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market fund shares.

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OTHER FUND INFORMATION

In addition, Pacific Life and its affiliates may pay amounts from their own resources to compensate or reimburse administrators and other financial intermediaries (including 401(k) and other retirement plan administrators) for administrative and shareholder services provided to Pacific Life Funds and their shareholders. This includes shareholder services provided to plans or plan participants holding shares of Pacific Life Funds. The services include but are not limited to, acting as shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions.
The compensation described in this section and in the SAI and other compensation or benefits provided by Pacific Life, PSD or its affiliates may be more or less than the overall compensation on similar or other products and may influence your registered representative, broker-dealer, retirement plan administrator, or other intermediary to present or make available Pacific Life Funds over other investment options available in the marketplace. You should ask your registered representative about these differing and divergent interests and how he/she is personally compensated and how his/her broker-dealer is compensated for selling shares of Pacific Life Funds. Please refer to the SAI for additional details on Distribution and Servicing Arrangements and the differing and divergent interests that they may present.
GENERAL SUMMARY OF TAX CONSEQUENCES
Each fund will distribute substantially all of its income and realized capital gains to its shareholders every year. You will be taxed on fund distributions whether they are paid in cash or reinvested in additional fund shares. These distributions are taxed as either ordinary income, “qualifying dividends,” or capital gains. Federal taxes on capital gains distributions are determined by how long the fund owned the investments that generated the gains, not how long a shareholder has owned the shares. Funds with high portfolio turnover may realize gains at an earlier time than funds with a lower turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates. All distributions paid by a fund will be taxable to you regardless of whether they are paid in cash or reinvested in additional shares of the fund.
The Portfolio Optimization Funds can have income, gains or losses from any distributions or redemptions in the underlying funds. Distributions of the long-term capital gains of either the Portfolio Optimization Funds or underlying funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of the Portfolio Optimization Funds and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.
The maximum tax rate for individual taxpayers is generally 15% on long-term capital gains and qualifying dividends. This rate does not apply to corporate taxpayers. Distributions of earnings from non-qualifying dividends, interest income and short-term capital gains will be taxed at the taxpayer’s ordinary income tax rate. Distributions from funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Funds that invest in companies not paying significant dividends on their stock will not generally derive much qualifying dividend income that is eligible for the lower rate on qualifying dividends.
You will owe taxes on distributions paid from income or gains earned prior to your investment, which are included in the share price you pay. For example, if you were to buy shares on or just before the record date of a fund distribution, you would pay full price for the shares and may receive a portion of your investment back as a taxable distribution. If a fund were to declare a distribution in October, November or December but pay it in January, you could or might be taxed on the amount of the distribution as if you were to receive it in the previous year. Any gain resulting from selling or exchanging shares will generally be subject to federal income tax. Any such gain or loss upon a sale, redemption, or exchange of shares would be a capital gain or loss if you were to hold the shares as a capital asset at the time of the sale, redemption, or exchange. This gain or loss would generally be long-term capital gain or loss if you were to hold the shares for more than one year; otherwise such gain or loss would generally be short-term capital gain or loss.

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You must provide your correct taxpayer identification number and certify that you are not subject to backup withholding for each fund in which you invest. If not, the fund would be required to withhold a portion of your taxable distributions and redemption proceeds as backup withholding.
A Portfolio Optimization Fund cannot use gains distributed by one underlying fund to offset losses in another underlying fund. Redemptions of shares in an underlying fund, including those resulting from allocation changes, could also cause additional distributable gains to shareholders, a portion of which may be short-term capital gains distributable as ordinary income. Further, a portion of any losses on underlying fund share redemptions may be deferred under the “wash sale” rules. As a result of these factors, the Portfolio Optimization Funds’ “fund-of-funds” structure could affect the amount, timing and character of distributions to shareholders. The Portfolio Optimization Funds will also not be able to pass through from the underlying funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax).
Generally, shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares within such tax-exempt accounts. Accordingly, a plan participant whose retirement plan invests in the Portfolio Optimization Funds generally is not taxed on dividends or distributions received by the plan or on sales or exchanges of shares of the Portfolio Optimization Funds by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.
This discussion relates only to federal income tax. The consequences under other tax laws may differ. You should consult the SAI and your tax adviser regarding the possible application of foreign, state and local income tax laws to fund dividends and capital gains distributions.
529 PLANS
This section pertains to anyone purchasing shares of the Pacific Life Funds for a 529 College Savings Plan account (for Arizona or Montana) and supplements or supercedes other information in previous sections of this prospectus. Each account is subject to the terms and conditions of the applicable 529 Plan Description Handbook and any supplements thereto. You should contact your registered representative or Pacific Life Funds’ customer service at (800) 722-2333 for more information.
Minimum investment – You must make a minimum initial investment of $500 for each available fund. Unless you start a pre-authorized investment plan or payroll deduction, both of which are available with a minimum contribution of $50 per month. If you were to contribute through payroll deduction, your payroll department should complete an Employer Authorization form before payroll deductions can begin.
Tax considerations –
Federal: 529 plans receive favorable federal tax treatment under the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA).
Under federal tax law, withdrawals used for qualified expenses may be made tax-free. If a withdrawal were made for non-qualified expenses, it would be subject to federal income tax and a 10% penalty.
State: If you were to invest in a 529 plan outside your state of residence, you could or might lose any state tax benefits.
Please consult with your tax adviser about the tax implications of your investment in a 529 plan.
Maximum contribution – Contributions may be made to an account for a designated beneficiary, unless the contribution would cause the balance of the account, together with all other Pacific Life Funds 529 accounts for that designated beneficiary, to exceed the current maximum allowable account balance limit. Once the maximum is reached, no further contributions will be accepted, but investment growth may

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OTHER FUND INFORMATION

continue. Excess contributions could result in adverse tax consequences. Refer to the applicable state’s Plan Description Handbook or the website for current maximum contribution limits.
Investment changes – You may only make one investment change per calendar year by using the Account Maintenance form. More frequent exchanges may result in income tax liability and tax penalties. The dollar cost averaging program described in the prospectus is not available, and other limitations also may apply. Investment changes by telephone are not currently available. You should consult with your tax adviser regarding possible tax consequences.
Distributions/withdrawals – You may sell shares to make a qualified distribution or take a nonqualified withdrawal by using the Distribution Request form. A separate Distribution Request form must be completed for each withdrawal. Withdrawals by telephone, systematic withdrawals, and checkwriting privileges are not currently available.
Fees and waivers –
For information on applicable sales charge waivers see the Waiver of Initial Sales Charges section and the CDSC Waivers section of this prospectus.
Montana 529 Plan – Generally, a $25 annual maintenance fee will be charged to each Montana 529 College Savings Plan account on the last Friday of April. This fee is waived for accounts with balances greater than $25,000, accounts with a current preauthorized investment plan or payroll deduction established or accounts that purchase Class A shares at NAV. In addition, for Montana residents (including former Montana residents), a recapture tax may be applicable on withdrawals. Refer to the Plan Description Handbook for more information.
Dividends – All dividends and capital gains distributions are automatically reinvested; automatic dividend diversification is not available.
FUND ORGANIZATION
Pacific Life Funds (formerly Pacific Funds) is organized as a Delaware statutory trust. Its business and affairs are managed by its board of trustees. Each fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Funds that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. Pacific Life Funds may discontinue offering shares of any fund at any time or may offer shares of a new fund. If a fund were discontinued, any investment allocation to that fund would be allocated to another fund upon approval of the trustees, as long as any required regulatory approvals were met.
ABOUT THE MANAGERS
This section provides information about the firms and their portfolio managers that manage the Pacific Life Funds.
Pacific Life Insurance Company is the investment adviser of Pacific Life Funds. In its role as investment adviser, Pacific Life supervises the management of Pacific Life Funds. Pacific Life manages six funds directly: the five Portfolio Optimization Funds and the PL Money Market Fund. For the other funds, Pacific Life and Pacific Life Funds have retained other managers, and many of which have a worldwide market presence and extensive research capabilities. Some of the managers’ team members could change from time to time. Pacific Life oversees and monitors the performance of these managers. Information about the firms and their portfolio managers is included in the chart that follows. With respect to the individuals listed, the SAI provides additional information about compensation, other accounts managed and ownership of securities in the fund managed.

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Pacific Life, subject to the review of the Pacific Life Funds’ board of trustees, has ultimate responsibility to oversee and monitor the performance of the other managers. Under an exemptive order from the SEC, Pacific Life and Pacific Life Funds can hire, terminate and replace the managers (except, as a general matter, managers affiliated with Pacific Life) without shareholder approval. Within 90 days of the hiring of any new manager, shareholders of the affected fund will be sent information about the change.
The table that follows provides information about each of the firms and their portfolio managers, by fund, that manage the Pacific Life Funds. The biographical information for each portfolio manager includes the manager’s primary title with the applicable firm (or affiliate) and investment experience during the past five years. For each fund, all portfolio managers are jointly and primarily responsible for the day-to-day management of the particular fund, unless otherwise noted.

Pacific Life Insurance Company (Pacific Life)
700 Newport Center Drive, Newport Beach, California 92660
Founded in 1868, Pacific Life provides life insurance products, individual annuities, and mutual funds, and offers a variety of investment products and services to individuals, businesses, and pension plans.

PL PORTFOLIO OPTIMIZATION FUNDS
Howard T. Hirakawa, CFA Portfolio Optimizations Funds — since inception	Vice president of Pacific Life since 2005 and Pacific Select Fund since 2006. He joined the company in 1990 and is responsible for the investment oversight relating to the company’s assets in the Pacific Select Fund, Pacific Funds, and asset allocation services. Mr. Hirakawa was Assistant Vice President of Pacific Life from April 2000 to April 2005 until he was promoted to his current position.
Carleton J. Muench, CFA Portfolio Optimizations Funds — since 11/30/06	Assistant vice president of Pacific Life and Pacific Select Fund. He joined the company in October of 2006. Prior to joining Pacific Life, he was the Director of Research and Senior Investment Analyst from 2003 to 2005 for Mason Investment Advisory Services, Inc. (MIAS) where he was responsible for the asset allocation and manager selection of the firm’s fund of funds models. From 2001 through 2002, Mr. Muench was an Investment Analyst in Investment Management Services for Manulife Financial. Mr. Muench has earned both a MS and a BS from Northeastern University. He is also a Chartered Financial Analyst and maintains Series 7 and 63 licenses with the NASD.

PL MONEY MARKET FUND
Dale W. Patrick PL Money Market Fund — since inception	Assistant vice president of Pacific Life and portfolio manager. He joined the company in 1985 and has managed the Money Market Fund since its inception. He is also responsible for trading/managing public bond portfolios; both advisory and general account. In addition to managing short-term fixed income portfolios, Mr. Patrick is responsible for management of general account residential mortgage portfolios. Mr. Patrick has a BA from the University of Colorado and an MBA from the University of California, Irvine.
Brendan L. Collins, CFA PL Money Market Fund — since inception	Assistant vice president of Pacific Life and portfolio manager. He joined the company in 1996 and since 1998 has been with Pacific Life’s Portfolio Management Group. He is responsible for trading/managing Pacific Life’s general account, making structured credit investments and managing short-term investments. Prior to joining Pacific Life, Mr. Collins spent 5 years with Pacific Investment Management Company LLC in their mortgage and corporate operations area. He has a BA from California State University, Fullerton.
AllianceBernstein L.P. (AllianceBernstein)
1345 Avenue of the Americas, New York, New York 10105
AllianceBernstein is a leading global investment management firm with approximately $618 billion in assets under management as of March 31, 2006. AllianceBernstein provides investment management services for many of the largest U.S. public and private employee benefit plans, public employee retirement funds, investment companies, and foundations, endowments, high net worth individuals, banks and insurance companies.

PL INTERNATIONAL VALUE FUND
Sharon E. Fay, CFA PL International Value Fund — since 2006	Executive vice president of AllianceBernstein and chief investment officer of global value equities. Since 2003, Ms. Fay has been responsible for all portfolio management and research activities relating to international cross-border and non-U.S. value investment portfolios of the firm and chaired the Global Value Investment Policy Group. From 1999 through January 2006, Ms. Fay was chief investment officer of the firm’s U.K. and European value equities. She has a BA from Brown University and an MBA from Harvard University.

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ABOUT THE MANAGERS

Kevin F. Simms PL International Value Fund — since 2006	Co-chief investment officer of international value equities since 2003 and director of research for the international and global value equities since 2000 at AllianceBernstein. Mr. Simms joined Bernstein in 1992 as a research analyst and his industry coverage included financial services, telecommunications and utilities from 1992 to 1998. Before joining the firm, Mr. Simms was a certified public accountant with PricewaterhouseCoopers LLP for three years. He has a BSBA from Georgetown University and an MBA from Harvard University.
Henry S. D’Auria, CFA PL International Value Fund — since 2006	Chief investment officer of emerging markets’ value equities since 2002 and co- chief investment officer of international value equities since 2003 at AllianceBernstein. Mr. D’Auria joined AllianceBernstein in 1991, where he was a research analyst until 1998. From 1998 to 2002, he was director of research for the firm’s global equities funds. Before joining AllianceBernstein, Mr. D’Auria was a vice president and sell-side analyst at PaineWebber. He has a BA from Trinity College.
Marilyn G. Fedak PL International Value Fund — since 2006	Executive vice president of AllianceBernstein and is head of Global Value Equities and chair of the US Large Cap Equity Investment Policy Group. From 1993 to 2000, Ms. Fadek was Chief Investment Officer of U.S. Value Equities. She serves on AllianceBernstein’s Management Executive Committee and is a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University.
John P. Mahedy PL International Value Fund — since 2006	Co-Chief Investment Officer since 2003 and Director of Research since 2001 of US Value Equities at AllianceBernstein. Previously, Mr. Mahedy was a senior research analyst in Bernstein’s institutional research and brokerage unit. He was named to the Institutional Investor All-America Research Team in 1993, 1994 and 1995. He earned a BS and an MBA from New York University.
Goldman Sachs Asset Management, L.P. (Goldman Sachs)
32 Old Slip, New York, New York 10005
Goldman Sachs provides a wide range of discretionary investment advisory services, actively managed and quantitatively driven for clients invested in U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of March 31, 2006, Goldman Sachs and its affiliates had assets under management of approximately $562.5 billion.

PL SHORT DURATION BOND FUND
Jonathan A. Beinner PL Short Duration Bond Fund — since inception	Managing director and chief investment officer of Goldman Sachs. He joined the company in 1990 and became a portfolio manager in 1992. Mr. Beinner has 17 years of industry experience and has two BS degrees from the University of Pennsylvania.
James B. Clark PL Short Duration Bond Fund — since inception	Managing director of Goldman Sachs. He joined the company as a portfolio manager in 1994. Mr. Clark has a BA from Kenyon College and an MBA from the University of Chicago and has 13 years of industry experience.
Christopher Sullivan PL Short Duration Bond Fund — since inception	Managing director of Goldman Sachs. He joined the company as a portfolio manager in 2001. Previously, Mr. Sullivan was a senior member of the account management group at Pacific Investment Management Company LLC from 1997 through 2001. Mr. Sullivan has a BA from the University of Chicago and an MBA from the University of California at Los Angeles and has 17 years of industry experience.
James McCarthy PL Short Duration Bond Fund — since inception	Managing director of Goldman Sachs. He joined the company as a portfolio manager in 1995. Mr. McCarthy has a BA from Rutgers University and has 19 years of industry experience.
Janus Capital Management LLC (Janus)
151 Detroit Street, Denver, Colorado 80206
Founded in 1969, Janus manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus Capital Group Inc., the parent company of Janus, and its affiliates had approximately $158.1 billion in assets under management as of March 31, 2006.

PL GROWTH LT FUND
David J. Corkins PL Growth LT Fund — since 2003 Primarily responsible for the day-to-day management of the fund.	Vice president of Janus. He joined Janus in 1995 and is a portfolio manager of similar funds managed by Janus. He has been the manager of various growth- oriented accounts since 1997. Mr. Corkins has a BA from Dartmouth College and an MBA from Columbia University.

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Lazard Asset Management LLC (Lazard)
30 Rockefeller Plaza, New York, New York 10112
Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $83.9 billion as of March 31, 2006.

PL MID-CAP VALUE FUND
Andrew D. Lacey PL Mid-Cap Value Fund — since inception Primarily responsible for the day-to-day management of the fund.	Deputy chairman of Lazard. He has over 10 years of investment experience. He became a full-time member of Lazard’s equity team in 1996 and over the past five years, was promoted to a director and then to his current position. He has a BA from Wesleyan University and an MBA from Columbia University.
Christopher H. Blake PL Mid-Cap Value Fund — since inception	Managing director and portfolio manager of Lazard. He was a vice president from 2001 to 2002 until he was promoted to his current position. He has over 10 years of investment experience. He joined Lazard in 1995 and has a BSBA from the University of Denver.
Gary Buesser, CFA PL Mid-Cap Value Fund — since inception	Senior vice president and portfolio manager at Lazard, was a vice president and product specialist from 2001 to 2002, until he was promoted to his current position. He has over 22 years of investment experience. He is a mid-cap and strategic equity portfolio manager. Mr. Buesser joined Lazard in 2000. Prior to joining Lazard, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers and Kidder Peabody. Mr. Buesser has a BS from St. Peter’s College and an MBA from William and Mary. He is also a member of the New York Society of Security Analysts.
Robert A. Failla, CFA PL Mid-Cap Value Fund — since 2005	Senior vice president of Lazard, has been portfolio manager for Lazard’s mid-cap and strategic equity portfolios since 2003. Prior to joining Lazard in 2003, Mr. Failla was associated with AllianceBernstein from 1993 to 2003, where he worked as a portfolio manager on a large-cap and all-cap product. He began working in the investment field in 1993. He has a BA from Harvard University and an MBA from New York University’s Stern School of Business.
Loomis, Sayles & Company, L.P. (Loomis Sayles)
One Financial Center, Boston, Massachusetts 02111
Loomis Sayles was founded in 1926 and is one of America’s oldest investment advisory firms with approximately $81 billion in assets under management as of March 31, 2006.

PL LARGE-CAP GROWTH FUND
Mark B. Baribeau, CFA PL Large-Cap Growth Fund — since 2006	Vice president of Loomis Sayles, joined Loomis Sayles in 1989. He has 21 years of investment experience and has been co-manager of a comparable retail fund for over five years. He has an MA from the University of Maryland and a BA from the University of Vermont.
Pamela N. Czekanski, CFA PL Large-Cap Growth Fund — since 2006	Vice president of Loomis Sayles, joined Loomis Sayles in 1995. She has 23 years of investment experience and has been co-manager of a comparable retail fund for over five years. She has a BA from Middlebury College.
Richard D. Skaggs, CFA PL Large-Cap Growth Fund — since 2006	Vice president of Loomis Sayles, joined Loomis Sayles in 1994. He has 21 years of investment experience and has been co-manager of a comparable retail fund for over five years. He has a BS and an MSM from Oakland University.
MFS Investment Management (MFS)
500 Boylston Street, Boston, Massachusetts 02116
MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc. Net assets under the management of the MFS organization were approximately $170 billion as of March 31, 2006.

PL INTERNATIONAL LARGE-CAP FUND
David R. Mannheim PL International Large-Cap Fund — since 2003	Senior vice president, has been a portfolio manager since 1992 at MFS. Mr. Mannheim joined MFS in 1988 and has a BA from Amherst College and an MSM from the Massachusetts Institute of Technology.
Marcus L. Smith PL International Large-Cap Fund — since 2003	Senior vice president, has been a portfolio manager since 2001 at MFS. Mr. Smith joined MFS in 1994 as a research analyst. He has a BS from Mount Union College and an MBA from the University of Pennsylvania.
Neuberger Berman Management Inc. (Neuberger Berman)
605 Third Avenue, New York, New York 10158
Neuberger Berman, a Lehman Brothers Company, was founded in 1939. As of March 31, 2006, Neuberger Berman and its affiliates managed approximately $161.9 billion.

61

ABOUT THE MANAGERS

PL SMALL-CAP GROWTH FUND
Michael Fasciano, CFA PL Small-Cap Growth Fund — since 2005 Primarily responsible for the day-to-day management of the fund.	Vice president of Neuberger Berman joined Neuberger Berman in 2001. Previously, Mr. Fasciano managed Fasciano Fund, Inc. from its inception in 1988 to 2001. He has a BS from the University of Wisconsin-Parkside and an MBA from the University of Wisconsin-Milwaukee.
OppenheimerFunds, Inc. (Oppenheimer)
Two World Financial Center, 225 Liberty Street, New York, New York 10281
Oppenheimer is one of the largest mutual fund companies in the Unites States, with more than $215 billion in assets under management as of March 31, 2006. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960. Oppenheimer manages the PL Main Street# Core Fund and the PL Emerging Markets Fund available for investment by the Portfolio Optimization Funds. Main Street is a registered trademark of Oppenheimer.

PL MAIN STREET CORE FUND
Nikolaos D. Monoyios, CFA PL Main Street Core Fund — since inception	Senior vice president of Oppenheimer and has been a member of the fund’s management team since 2003. He was a vice president of Oppenheimer from April 1998 to September 2003.
Dr. Marc R. Reinganum PL Main Street Core Fund — since inception	Vice president of Oppenheimer, has been a member of the fund’s management team since 2003. He is also director of quantitative research and portfolio strategist for equities at Oppenheimer. Dr. Reinganum was formerly the Mary Jo Vaughn Rauscher Chair in financial investments at Southern Methodist University (SMU) from 1995 until September 2002. At SMU, he also served as the director of the finance institute, chairman of the finance department, president of the faculty at the Cox School of Business and member of the Board of Trustee Investment Committee.

PL EMERGING MARKETS FUND
Mark H. Madden, CFA PL Emerging Markets Fund — since inception Primarily responsible for the day-to-day management of the fund.	Vice president of Oppenheimer, joined Oppenheimer in 2004 as portfolio manager. Prior to that, he was the managing director of the Global Emerging Markets Team and portfolio manager at Pioneer Investment Management, Inc. from 1993 to 2004.
Pacific Investment Management Company LLC (PIMCO)
840 Newport Center Drive, Suite 300, Newport Beach, California 92660
Founded in 1971, PIMCO has more than 700 clients, including some of the largest employee benefit plans, endowments and foundations in America. William H Gross, a founding partner of PIMCO in 1971, heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO. PIMCO had approximately $610.5 billion in assets under management as of March 31, 2006.

PL MANAGED BOND FUND
Pasi Hamalainen PL Managed Bond Fund — since 2005 Primarily responsible for the day-to-day management of the fund.	Managing director, generalist portfolio manager, member of the investment committee and head of global risk oversight joined PIMCO in 1994. Previously, he served as PIMCO’s head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm’s mortgage team in Newport Beach, CA. Mr. Hamalainen has 12 years of investment experience and has a BS from the University of Pennsylvania and an MBA from The Wharton School at the University of Pennsylvania.

PL INFLATION MANAGED FUND
John B. Brynjolfsson, CFA PL Inflation Managed Fund — since inception Primarily responsible for the day-to-day management of the fund.	Managing director, portfolio manager and head of the PIMCO Real Return Bond Fund joined PIMCO in 1989. He has 19 years of investment experience and is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. Mr. Brynjolfsson was previously associated with Charles River Associates and JP Morgan Securities. He holds a BS from Columbia College and an MBA from the MIT Sloan School of Management.
ClearBridge Advisors, LLC (ClearBridge)
399 Park Avenue, New York, New York 10022
ClearBridge is a recently-organized investment adviser that was formed to succeed to the equity securities portfolio management business of Citigroup Asset Management which was acquired by Legg Mason, Inc. in 2005. ClearBridge is a wholly owned subsidiary of Legg Mason. As of June 30, 2006, ClearBridge’s assets under management were approximately $122 billion.

PL LARGE-CAP VALUE FUND
Mark J. McAllister, CFA PL Large-Cap Value Fund — since 2004 Primarily responsible for the day-to-day management of the fund.	Managing director of ClearBridge, joined ClearBridge, or its predecessors, in 1999 as a director until he was promoted to his current position in 2003. He has over 18 years of investment experience. Mr. McAllister has a BS from St. John’s University and an MBA from New York University.

62

Robert Feitler PL Large-Cap Value Fund — since 2004 Primarily responsible for the day-to-day management of the fund.	Managing director of ClearBridge, had been a director since 2003 until he assumed his current position in 2005. From 2000 to 2002, he was a vice president and research analyst. Mr. Feitler joined ClearBridge, or its predecessors, in 1995, and he has over 12 years of investment experience. He has a BA from Haverford College and an MBA from the University of Wisconsin.
Van Kampen
1221 Avenue of the Americas, New York, New York 10020
Van Kampen conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Van Kampen and its affiliated asset management companies managed approximately $445.0 billion in assets as of March 31, 2006.

PL COMSTOCK FUND
B. Robert Baker, Jr. PL Comstock Fund — since 2003	Portfolio manager, is a managing director of Van Kampen and has managed the portfolio since 2003. He joined Van Kampen in 1991 and has been a portfolio manager since 1994. He has 26 years of investment experience and a BA from Westminster College and an MBA from the University of North Texas.
Kevin C. Holt PL Comstock Fund — since 2003	Portfolio manager, is a managing director of Van Kampen and has managed the portfolio since 2003. He joined Van Kampen in 1999 as a portfolio manager and has 16 years of investment experience. Mr. Holt has a BA from the University of Iowa and an MBA from the University of Chicago.
Jason S. Leder PL Comstock Fund — since 2003	Portfolio manager, is a managing director of Van Kampen and has managed the portfolio since 2003. He joined Van Kampen in 1995 and has 16 years of investment experience. Mr. Leder has a BA from the University of Texas at Austin and an MBA from Columbia University.

PL MID-CAP GROWTH FUND
Dennis P. Lynch PL Mid-Cap Growth Fund — since 2003	Portfolio manager, is a managing director of Van Kampen and has managed the portfolio since 2003. He joined Van Kampen in 1998 as a portfolio manager and has 11 years of investment experience. Mr. Lynch has a BA from Hamilton College and an MBA from Columbia University.
David S. Cohen PL Mid-Cap Growth Fund — since 2003	Portfolio manager, is a managing director of Van Kampen and has managed the portfolio since 2003. He joined Van Kampen in 1993 as a portfolio manager and has 19 years of investment experience. Mr. Cohen has a BS from Pace University.
Sam Chainani PL Mid-Cap Growth Fund — since 2004	Portfolio manager, is an executive director of Van Kampen and has managed the portfolio since 2004. He joined Van Kampen as a strategy specialist in 1996 and has a BS from Binghamton University.
Alexander Norton PL Mid-Cap Growth Fund — since 2005	Portfolio manager, is an executive director of Van Kampen and has managed the portfolio since July 2005. He joined Van Kampen in 2000 as a strategy specialist and has a BS from the University of Pennsylvania and an MBA from Columbia University.

PL REAL ESTATE FUND
Theodore R. Bigman PL Real Estate Fund — since inception Head portfolio manager; primarily responsible for the day-to-day management of the fund.	Managing director of Van Kampen, is the lead portfolio manager. He joined Van Kampen in 1995 and has been portfolio manager for the firm’s real estate portfolio since 1999. He has 18 years of investment experience and a BA from Brandeis University and an MBA from Harvard Business School.

Legal Proceedings – Since 2003, numerous participants in the mutual fund industry have been subject to various inquiries and litigation, including, but not limited to, allegations that industry participants have engaged in or facilitated purchases of shares of mutual funds after the market close (late trading), abusive frequent trading of fund shares for arbitrage purposes (market timing) and use of mutual fund brokerage resources to reward brokers for the sale of fund shares (directed brokerage). Certain of the managers has been the subject of formal actions or litigation relating to some or all of these matters. None of the proceedings or allegations discussed relates to Pacific Life, Pacific Life Funds (formerly Pacific Funds) or any series of Pacific Life Funds. For a more complete discussion of the managers (currently Janus, MFS and PIMCO), who are subject to such various inquiries and/or litigation and a brief description of these matters, please refer to the Statement of Additional Information. Pacific Life has reported to the Trust that based on information currently available to it, Pacific Life is not aware of any circumstances that would materially affect the ability of the managers to continue to provide to the Trust the services they have agreed to provide.

63

PERFORMANCE OF COMPARABLE ACCOUNTS
ABOUT THE COMPARABLE ACCOUNT PRESENTATIONS
Generally, when there is a change in fund manager, a comparable account presentation is shown in the prospectus for one year. When an underlying fund is added, a comparable account presentation is shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable manager, has performed in the past over a longer period of time. It does not show you how the underlying fund in Pacific Life Funds has performed or will perform. Presentations relating to the fund managers are provided because it is the fund manager that makes all investment decisions relating to the underlying fund they manage.
When showing comparable performance using a composite, the manager generally includes all of its accounts with substantially similar goals (objectives), policies and strategies (unless otherwise noted in the presentation). The managers shown have each represented, if applicable, that excluding or omitting any substantially similar account from the composite, individually or in the aggregate, would not cause the performance presentation to differ materially from a presentation that does include them. The manager, for example, may exclude accounts that are too small, have too short an investment time horizon to accurately reflect the manager’s performance or do not meet other established criteria for the published composite.
Composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Unless otherwise noted, monthly market values include income accruals.
When a mutual fund is included in a composite, performance figures in the footnotes (which reflect deduction of sales loads, if any) are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.
Performance and expense information for certain accounts within a composite may be provided to the respective fund manager from a sponsor or administrator for such accounts and as such are not within the control of and have not been independently verified by the respective fund manager. Performance information has been provided by the applicable manager and is not within the control of Pacific Life or Pacific Life Funds. None of the performance or expense information regarding comparable accounts or composites has been verified by Pacific Life or Pacific Life Funds.
Currently there are no comparable account presentations included.

64

FINANCIAL HIGHLIGHTS
The financial highlights table is designed to help you understand how the funds have performed over the previous five fiscal periods (or since inception, if shorter). Certain information reflects financial results for a single fund share. Total investment return indicates how much an investment in the fund would have earned, assuming all dividends and distributions had been reinvested.
The information in the financial highlights table for the periods presented is included and can be read in conjunction with Pacific Life Funds’ (formerly Pacific Funds) financial statements and related notes, which are in Pacific Life Funds’ (formerly Pacific Funds) annual report dated as of March 31, 2006 and semi-annual report dated as of September 30, 2006. The annual financial statements have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, for the fiscal year ended March 31, 2006. The report of Deloitte & Touche LLP is included in the Pacific Funds’ annual report. The semi-annual report is unaudited. Please turn to the back cover to find out how you can obtain a copy of these reports.

65

FINANCIAL HIGHLIGHTS

PACIFIC LIFE FUNDS (formerly Pacific Funds)
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities				Distributions				Ratios/Supplemental Data

														Ratios of	Ratios of Net
														Expenses	Investment Income
		Net Asset											Ratios of Expenses	Before	(Loss) After
		Value,								Net Asset		Net Assets, End	After Expense	Expense	Expense
		Beginning	Net			Total from	Dividends from	Distributions		Value, End		of Year or	Reductions to	Reductions to	Reductions to		Portfolio
		of Year or	Investment		Net Realized and	Investment	Net Investment	from Capital	Total	of Year or	Total	Period	Average Net	Average Net	Average Net		Turnover
		Period	Income		Unrealized Gain	Operations	Income	Gains	Distributions	Period	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Rates

PF Portfolio Optimization Model A
Class A:	4/1/2006-9/30/2006 (4),(5)	$10.34	$0.14		$0.15	$0.29	($0.04)	($0.08)	($0.12)	$10.51	2.76%	$9,995	0.02%	1.47%	2.72%		24.58%
	4/1/2005-3/31/2006 (4)	10.18	0.22		0.20	0.42	(0.23)	(0.03)	(0.26)	10.34	4.12%	9,887	0.03%	1.57%	2.17%		66.26%
	4/1/2004-3/31/2005 (4)	10.15	0.13		0.05	0.18	(0.13)	(0.02)	(0.15)	10.18	1.74%	8,262	0.00%	2.35%	1.29%		20.21%
	12/31/2003-3/31/2004 (4)	10.00	0.02		0.13	0.15	—	—	—	10.15	1.50%	1,957	0.00%	4.50%	0.61%		9.38%

Class B:	4/1/2006-9/30/2006 (4),(5)	$10.30	$0.11		$0.15	$0.26	($0.02)	($0.08)	($0.10)	$10.46	2.53%	$2,435	0.52%	1.97%	2.22%		24.58%
	4/1/2005-3/31/2006 (4)	10.14	0.17		0.20	0.37	(0.18)	(0.03)	(0.21)	10.30	3.56%	1,923	0.53%	2.07%	1.67%		66.26%
	4/1/2004-3/31/2005 (4)	10.14	0.08		0.04	0.12	(0.10)	(0.02)	(0.12)	10.14	1.25%	1,450	0.50%	2.85%	0.79%		20.21%
	12/31/2003-3/31/2004 (4)	10.00	—	(6)	0.14	0.14	—	—	—	10.14	1.40%	449	0.50%	5.00%	0.11%		9.38%

Class C:	4/1/2006-9/30/2006 (4),(5)	$10.29	$0.11		$0.15	$0.26	($0.02)	($0.08)	($0.10)	$10.45	2.55%	$12,568	0.52%	1.97%	2.22%		24.58%
	4/1/2005-3/31/2006 (4)	10.13	0.17		0.20	0.37	(0.18)	(0.03)	(0.21)	10.29	3.65%	11,342	0.53%	2.07%	1.67%		66.26%
	4/1/2004-3/31/2005 (4)	10.13	0.08		0.04	0.12	(0.10)	(0.02)	(0.12)	10.13	1.18%	8,908	0.50%	2.85%	0.79%		20.21%
	12/31/2003-3/31/2004 (4)	10.00	—	(6)	0.13	0.13	—	—	—	10.13	1.30%	3,739	0.50%	5.00%	0.11%		9.38%

Class R:	4/1/2006-9/30/2006 (4),(5)	$10.33	$0.14		$0.16	$0.30	($0.04)	($0.08)	($0.12)	$10.51	2.86%	$133	0.02%	1.47%	2.72%		24.58%
	9/30/2005-3/31/2006 (4)	10.35	0.11		0.09	0.20	(0.21)	(0.01)	(0.22)	10.33	1.90%	10	0.03%	1.57%	2.17%		66.26%

PF Portfolio Optimization Model B
Class A:	4/1/2006-9/30/2006 (4),(5)	$10.87	$0.11		$0.16	$0.27	($0.02)	($0.14)	($0.16)	$10.98	2.57%	$29,935	0.02%	1.26%	2.05%		12.20%
	4/1/2005-3/31/2006 (4)	10.33	0.18		0.57	0.75	(0.19)	(0.02)	(0.21)	10.87	7.23%	28,292	0.02%	1.32%	1.72%		37.91%
	4/1/2004-3/31/2005 (4)	10.14	0.11		0.22	0.33	(0.12)	(0.02)	(0.14)	10.33	3.28%	19,664	0.00%	1.74%	1.05%		7.82%
	12/31/2003-3/31/2004 (4)	10.00	0.01		0.13	0.14	—	—	—	10.14	1.40%	5,197	0.00%	2.86%	0.46%		2.81%

Class B:	4/1/2006-9/30/2006 (4),(5)	$10.82	$0.08		$0.17	$0.25	($0.01)	($0.14)	($0.15)	$10.92	2.37%	$10,036	0.52%	1.76%	1.55%		12.20%
	4/1/2005-3/31/2006 (4)	10.29	0.13		0.56	0.69	($0.14)	(0.02)	(0.16)	$10.82	6.70%	$9,058	0.52%	1.82%	1.22%		37.91%
	4/1/2004-3/31/2005 (4)	10.13	0.06		0.21	0.27	(0.09)	(0.02)	(0.11)	10.29	2.69%	6,699	0.50%	2.24%	0.55%		7.82%
	12/31/2003-3/31/2004 (4)	10.00	—	(6)	0.13	0.13	—	—	—	10.13	1.30%	3,013	0.50%	3.36%	(0.04%	)	2.81%

Class C:	4/1/2006-9/30/2006 (4),(5)	$10.83	$0.08		$0.17	$0.25	($0.01)	($0.14)	($0.15)	$10.93	2.37%	$27,137	0.52%	1.76%	1.55%		12.20%
	4/1/2005-3/31/2006 (4)	10.29	0.13		0.57	0.70	(0.14)	(0.02)	(0.16)	10.83	6.80%	23,860	0.52%	1.82%	1.22%		37.91%
	4/1/2004-3/31/2005 (4)	10.13	0.06		0.21	0.27	(0.09)	(0.02)	(0.11)	10.29	2.70%	15,375	0.50%	2.24%	0.55%		7.82%
	12/31/2003-3/31/2004 (4)	10.00	—	(6)	0.13	0.13	—	—	—	10.13	1.30%	5,354	0.50%	3.36%	(0.04%	)	2.81%

Class R:	4/1/2006-9/30/2006 (4),(5)	$10.87	$0.11		$0.16	$0.27	($0.02)	($0.14)	($0.16)	$10.98	2.57%	$788	0.02%	1.26%	2.05%		12.20%
	9/30/2005-3/31/2006 (4)	10.67	0.09		0.29	0.38	(0.17)	(0.01)	(0.18)	10.87	3.63%	290	0.02%	1.32%	1.72%		37.91%

See explanation of references at the end of the section.

66

PACIFIC LIFE FUNDS (formerly Pacific Funds)
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities				Distributions				Ratios/Supplemental Data

													Ratios of	Ratios of	Ratios of Net
													Expenses	Expenses	Investment Income
		Net Asset											After	Before	(Loss) After
		Value,								Net Asset		Net Assets,	Expense	Expense	Expense
		Beginning	Net			Total from	Dividends from	Distributions		Value, End		End of Year	Reductions to	Reductions to	Reductions to		Portfolio
		of Year or	Investment		Net Realized and	Investment	Net Investment	from Capital	Total	of Year or	Total	or Period	Average Net	Average Net	Average Net		Turnover
		Period	Income		Unrealized Gain	Operations	Income	Gains	Distributions	Period	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Rates

PF Portfolio Optimization Model C
Class A:	4/1/2006-9/30/2006 (4),(5)	$11.56	$0.08		$0.15	$0.23	($0.01)	($0.14)	($0.15)	$11.64	2.11%	$112,371	0.00%	1.15%	1.44%		8.53%
	4/1/2005-3/31/2006 (4)	10.54	0.15		1.06	1.21	(0.16)	(0.03)	(0.19)	11.56	11.58%	95,079	0.00%	1.20%	1.33%		26.54%
	4/1/2004-3/31/2005 (4)	10.14	0.08		0.43	0.51	(0.09)	(0.02)	(0.11)	10.54	5.09%	53,783	0.00%	1.41%	0.82%		5.78%
	12/31/2003-3/31/2004 (4)	10.00	0.01		0.13	0.14	—	—	—	10.14	1.40%	12,743	0.00%	2.31%	0.36%		0.86%

Class B:	4/1/2006-9/30/2006 (4),(5)	$11.51	$0.05		$0.16	$0.21	$— (6)	($0.14)	($0.14)	$11.58	1.91%	$35,622	0.50%	1.65%	0.94%		8.53%
	4/1/2005-3/31/2006 (4)	10.50	0.09		1.07	1.16	(0.12)	(0.03)	(0.15)	11.51	11.10%	31,687	0.50%	1.70%	0.83%		26.54%
	4/1/2004-3/31/2005 (4)	10.13	0.03		0.43	0.46	(0.07)	(0.02)	(0.09)	10.50	4.55%	19,414	0.50%	1.91%	0.32%		5.78%
	12/31/2003-3/31/2004 (4)	10.00	—	(6)	0.13	0.13	—	—	—	10.13	1.30%	5,594	0.50%	2.81%	(0.14%	)	0.86%

Class C:	4/1/2006-9/30/2006 (4),(5)	$11.50	$0.05		$0.16	$0.21	$— (6)	($0.14)	($0.14)	$11.57	1.92%	$105,598	0.50%	1.65%	0.94%		8.53%
	4/1/2005-3/31/2006 (4)	10.49	0.09		1.07	1.16	(0.12)	(0.03)	(0.15)	11.50	11.12%	88,774	0.50%	1.70%	0.83%		26.54%
	4/1/2004-3/31/2005 (4)	10.12	0.03		0.43	0.46	(0.07)	(0.02)	(0.09)	10.49	4.53%	52,510	0.50%	1.91%	0.32%		5.78%
	12/31/2003-3/31/2004 (4)	10.00	—	(6)	0.12	0.12	—	—	—	10.12	1.20%	16,870	0.50%	2.81%	(0.14%	)	0.86%

Class R:	4/1/2006-9/30/2006 (4),(5)	$11.56	$0.08		$0.14	$0.22	($0.01)	($0.14)	($0.15)	$11.63	2.02%	$925	0.00%	1.15%	1.44%		8.53%
	9/30/2005-3/31/2006 (4)	11.05	0.07		0.60	0.67	(0.15)	(0.01)	(0.16)	11.56	6.16%	13	0.00%	1.20%	1.33%		26.54%

PF Portfolio Optimization Model D
Class A:	4/1/2006-9/30/2006 (4),(5)	$12.02	$0.05		$0.15	$0.20	$—	($0.15)	($0.15)	$12.07	1.73%	$113,723	0.00%	1.14%	0.80%		7.67%
	4/1/2005-3/31/2006 (4)	10.66	0.10		1.44	1.54	(0.13)	(0.05)	(0.18)	12.02	14.59%	93,498	0.00%	1.19%	0.86%		27.98%
	4/1/2004-3/31/2005 (4)	10.11	0.05		0.58	0.63	(0.06)	(0.02)	(0.08)	10.66	6.26%	43,986	0.00%	1.43%	0.52%		10.16%
	12/31/2003-3/31/2004 (4)	10.00	0.01		0.10	0.11	—	—	—	10.11	1.10%	13,362	0.00%	2.47%	0.22%		0.68%

Class B:	4/1/2006-9/30/2006 (4),(5)	$11.97	$0.02		$0.16	$0.18	$—	($0.15)	($0.15)	$12.00	1.56%	$43,648	0.50%	1.64%	0.30%		7.67%
	4/1/2005-3/31/2006 (4)	10.63	0.04		1.45	1.49	($0.10)	(0.05)	(0.15)	11.97	14.09%	35,154	0.50%	1.69%	0.36%		27.98%
	4/1/2004-3/31/2005 (4)	10.10	—	(6)	0.58	0.58	(0.03)	(0.02)	(0.05)	10.63	5.79%	18,954	0.50%	1.93%	0.02%		10.16%
	12/31/2003-3/31/2004 (4)	10.00	(0.01)		0.11	0.10	—	—	—	10.10	1.00%	6,962	0.50%	2.97%	(0.28%	)	0.68%

Class C:	4/1/2006-9/30/2006 (4),(5)	$11.95	$0.02		$0.15	$0.17	$—	($0.15)	($0.15)	$11.97	1.48%	$106,414	0.50%	1.64%	0.30%		7.67%
	4/1/2005-3/31/2006 (4)	10.61	0.04		1.45	1.49	(0.10)	(0.05)	(0.15)	11.95	14.13%	90,306	0.50%	1.69%	0.36%		27.98%
	4/1/2004-3/31/2005 (4)	10.09	—	(6)	0.57	0.57	(0.03)	(0.02)	(0.05)	10.61	5.72%	48,159	0.50%	1.93%	0.02%		10.16%
	12/31/2003-3/31/2004 (4)	10.00	(0.01)		0.10	0.09	—	—	—	10.09	0.90%	12,719	0.50%	2.97%	(0.28%	)	0.68%

Class R:	4/1/2006-9/30/2006 (4),(5)	$12.02	$0.05		$0.15	$0.20	$—	($0.15)	($0.15)	$12.07	1.73%	$625	0.00%	1.14%	0.80%		7.67%
	9/30/2005-3/31/2006 (4)	11.28	0.05		0.83	0.88	(0.13)	(0.01)	(0.14)	12.02	7.92%	11	0.00%	1.19%	0.86%		27.98%

See explanation of references at the end of the section.

67

FINANCIAL HIGHLIGHTS

PACIFIC LIFE FUNDS (formerly Pacific Funds)
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions				Ratios/Supplemental Data

													Ratios of	Ratios of	Ratios of Net
													Expenses	Expenses	Investment Income
		Net Asset											After	Before	(Loss) After
		Value,	Net						Net Asset			Net Assets,	Expense	Expense	Expense
		Beginning	Investment	Net Realized and	Total from	Dividends from	Distributions		Value, End			End of Year	Reductions to	Reductions to	Reductions to		Portfolio
		of Year or	Income	Unrealized Gain	Investment	Net Investment	from Capital	Total	of Year or	Total		or Period	Average Net	Average Net	Average Net		Turnover
		Period	(Loss)	(Loss)	Operations	Income	Gains	Distributions	Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Rates

PF Portfolio Optimization Model E
Class A:	4/1/2006-9/30/2006 (4),(5)	$12.57	$0.01	$0.22	$0.23	$— (6)	($0.24)	($0.24)	$12.56	1.94%		$50,532	0.00%	1.18%	0.21%		11.34%
	4/1/2005-3/31/2006 (4)	10.75	0.05	1.94	1.99	(0.11)	(0.06)	(0.17)	12.57	18.59%		39,397	0.00%	1.29%	0.42%		42.51%
	4/1/2004-3/31/2005 (4)	10.08	0.02	0.70	0.72	(0.02)	(0.03)	(0.05)	10.75	7.17%		18,244	0.00%	1.75%	0.23%		22.37%
	12/31/2003-3/31/2004 (4)	10.00	— (6)	0.08	0.08	—	—	—	10.08	0.80%		8,187	0.00%	2.52%	0.09%		0.00%

Class B:	4/1/2006-9/30/2006 (4),(5)	$12.52	($0.02)	$0.22	$0.20	$—	($0.24)	($0.24)	$12.48	1.70%		$16,735	0.50%	1.68%	(0.29%	)	11.34%
	4/1/2005-3/31/2006 (4)	10.72	(0.01)	1.94	1.93	(0.07)	(0.06)	(0.13)	12.52	18.11%		12,889	0.50%	1.79%	(0.08%	)	42.51%
	4/1/2004-3/31/2005 (4)	10.07	(0.03)	0.71	0.68	—	(0.03)	(0.03)	10.72	6.75%		6,110	0.50%	2.25%	(0.27%	)	22.37%
	12/31/2003-3/31/2004 (4)	10.00	(0.01)	0.08	0.07	—	—	—	10.07	0.70%		2,409	0.50%	3.02%	(0.41%	)	0.00%

Class C:	4/1/2006-9/30/2006 (4),(5)	$12.51	($0.02)	$0.23	$0.21	$—	($0.24)	($0.24)	$12.48	1.78%		$38,267	0.50%	1.68%	(0.29%	)	11.34%
	4/1/2005-3/31/2006 (4)	10.72	(0.01)	1.93	1.92	(0.07)	(0.06)	(0.13)	12.51	18.00%		30,782	0.50%	1.79%	(0.08%	)	42.51%
	4/1/2004-3/31/2005 (4)	10.07	(0.03)	0.71	0.68	—	(0.03)	(0.03)	10.72	6.75%		17,510	0.50%	2.25%	(0.27%	)	22.37%
	12/31/2003-3/31/2004 (4)	10.00	(0.01)	0.08	0.07	—	—	—	10.07	0.70%		7,868	0.50%	3.02%	(0.41%	)	0.00%

Class R:	4/1/2006-9/30/2006 (4),(5)	$12.57	$0.01	$0.23	$0.24	$— (6)	($0.24)	($0.24)	$12.57	2.02%		$41	0.00%	1.18%	0.21%		11.34%
	9/30/2005-3/31/2006 (4)	11.50	0.02	1.17	1.19	(0.11)	(0.01)	(0.12)	12.57	10.44%		11	0.00%	1.29%	0.42%		42.51%

PF AllianceBernstein International Value Fund (7)
Class A:	4/1/2006-9/30/2006 (4),(5)	$15.30	$0.14	$0.38	$0.52	($0.04)	($0.50)	($0.54)	$15.28	3.37%		$56,982	1.78%	2.18%	1.88%		97.88%
	4/1/2005-3/31/2006 (4)	13.22	0.14	2.19	2.33	(0.08)	(0.17)	(0.25)	15.30	17.85%		57,657	1.80%	2.28%	0.99%		55.25%
	4/1/2004-3/31/2005 (4)	11.89	0.08	1.46	1.54	(0.02)	(0.19)	(0.21)	13.22	13.13%		50,801	1.80%	2.45%	0.62%		20.92%
	4/1/2003-3/31/2004 (4)	8.73	0.06	3.13	3.19	(0.03)	—	(0.03)	11.89	36.57%		20,007	1.80%	2.86%	0.73%		58.63%
	4/1/2002-3/31/2003 (4)	11.09	0.07	(2.33)	(2.26)	(0.04)	(0.06)	(0.10)	8.73	(20.50%	)	7,218	1.80%	3.89%	0.76%		19.60%
	9/28/2001-3/31/2002 (4)	10.00	(0.02)	1.14	1.12	(0.03)	—	(0.03)	11.09	11.21%		7,817	1.80%	7.07%	(0.35%	)	7.11%

Class B:	4/1/2006-9/30/2006 (4),(5)	$15.05	$0.10	$0.36	$0.46	($0.02)	($0.50)	($0.52)	$14.99	3.12%		$521	2.28%	2.68%	1.38%		97.88%
	4/1/2005-3/31/2006 (4)	13.00	0.07	2.16	2.23	(0.01)	(0.17)	(0.18)	15.05	17.36%		427	2.30%	2.78%	0.49%		55.25%
	4/1/2004-3/31/2005 (4)	11.73	0.01	1.45	1.46	—	(0.19)	(0.19)	13.00	12.59%		449	2.30%	2.95%	0.12%		20.92%
	4/1/2003-3/31/2004 (4)	8.66	0.02	3.07	3.09	(0.02)	—	(0.02)	11.73	35.79%		324	2.30%	3.36%	0.23%		58.63%
	4/1/2002-3/31/2003 (4)	11.08	0.02	(2.33)	(2.31)	(0.05)	(0.06)	(0.11)	8.66	(20.93%	)	771	2.30%	4.39%	0.26%		19.60%
	9/28/2001-3/31/2002 (4)	10.00	(0.05)	1.14	1.09	(0.01)	—	(0.01)	11.08	10.95%		26	2.30%	7.57%	(0.85%	)	7.11%

Class C:	4/1/2006-9/30/2006 (4),(5)	$15.02	$0.10	$0.37	$0.47	($0.02)	($0.50)	($0.52)	$14.97	3.10%		$1,644	2.28%	2.68%	1.38%		97.88%
	4/1/2005-3/31/2006 (4)	13.00	0.07	2.14	2.21	(0.02)	(0.17)	(0.19)	15.02	17.19%		1,548	2.30%	2.78%	0.49%		55.25%
	4/1/2004-3/31/2005 (4)	11.73	0.01	1.45	1.46	—	(0.19)	(0.19)	13.00	12.59%		1,212	2.30%	2.95%	0.12%		20.92%
	4/1/2003-3/31/2004 (4)	8.66	0.02	3.07	3.09	(0.02)	—	(0.02)	11.73	35.79%		781	2.30%	3.36%	0.23%		58.63%
	4/1/2002-3/31/2003 (4)	11.07	0.02	(2.32)	(2.30)	(0.05)	(0.06)	(0.11)	8.66	(20.93%	)	1,656	2.30%	4.39%	0.26%		19.60%
	9/28/2001-3/31/2002 (4)	10.00	(0.05)	1.14	1.09	(0.02)	—	(0.02)	11.07	10.91%		143	2.30%	7.57%	(0.85%	)	7.11%

See explanation of references at the end of the section.

68

PACIFIC LIFE FUNDS (formerly Pacific Funds)
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions				Ratios/Supplemental Data

													Ratios of	Ratios of	Ratios of Net
													Expenses	Expenses	Investment Income
		Net Asset											After	Before	(Loss) After
		Value,	Net						Net Asset			Net Assets,	Expense	Expense	Expense
		Beginning	Investment	Net Realized and	Total from	Dividends from	Distributions		Value, End			End of Year	Reductions to	Reductions to	Reductions to		Portfolio
		of Year or	Income	Unrealized Gain	Investment	Net Investment	from Capital	Total	of Year or	Total		or Period	Average Net	Average Net	Average Net		Turnover
		Period	(Loss)	(Loss)	Operations	Income	Gains	Distributions	Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Rates

PF Goldman Sachs Short Duration Bond Fund
Class A:	4/1/2006-9/30/2006 (4),(5)	$9.76	$0.15	$0.04	$0.19	($0.15)	$—	($0.15)	$9.80	1.92%		$52,377	1.52%	1.82%	3.07%		27.47%
	4/1/2005-3/31/2006 (4)	9.85	0.19	(0.09)	0.10	(0.19)	—	(0.19)	9.76	1.03%		44,945	1.55%	1.93%	1.97%		91.81%
	4/1/2004-3/31/2005 (4)	10.09	0.09	(0.22)	(0.13)	(0.09)	(0.02)	(0.11)	9.85	(1.34%	)	35,333	1.55%	2.34%	0.93%		203.81%
	12/31/2003-3/31/2004 (4)	10.00	0.01	0.08	0.09	—	—	—	10.09	0.90%		13,617	1.55%	2.72%	0.23%		144.88%

Class B:	4/1/2006-9/30/2006 (4),(5)	$9.74	$0.13	$0.04	$0.17	($0.12)	$—	($0.12)	$9.79	1.76%		$17	2.02%	2.32%	2.57%		27.47%
	4/1/2005-3/31/2006 (4)	9.85	0.14	(0.11)	0.03	(0.14)	—	(0.14)	9.74	0.35%		20	2.05%	2.43%	1.47%		91.81%
	4/1/2004-3/31/2005 (4)	10.08	0.04	(0.21)	(0.17)	(0.04)	(0.02)	(0.06)	9.85	(1.77%	)	13	2.05%	2.84%	0.43%		203.81%
	12/31/2003-3/31/2004 (4)	10.00	(0.01)	0.09	0.08	—	—	—	10.08	0.80%		10	2.05%	3.22%	(0.27%	)	144.88%

Class C:	4/1/2006-9/30/2006 (4),(5)	$9.74	$0.13	$0.03	$0.16	($0.12)	$—	($0.12)	$9.78	1.65%		$371	2.02%	2.32%	2.57%		27.47%
	4/1/2005-3/31/2006 (4)	9.83	0.14	(0.09)	0.05	(0.14)	—	(0.14)	9.74	0.52%		588	2.05%	2.43%	1.47%		91.81%
	4/1/2004-3/31/2005 (4)	10.08	0.04	(0.22)	(0.18)	(0.05)	(0.02)	(0.07)	9.83	(1.81%	)	579	2.05%	2.84%	0.43%		203.81%
	12/31/2003-3/31/2004 (4)	10.00	(0.01)	0.09	0.08	—	—	—	10.08	0.80%		62	2.05%	3.22%	(0.27%	)	144.88%

PF Janus Growth LT Fund
Class A:	4/1/2006-9/30/2006 (4),(5)	$12.23	($0.03)	$0.01	($0.02)	$—	$—	$—	$12.21	(0.16%	)	$48,558	1.68%	2.04%	(0.54%	)	23.59%
	4/1/2005-3/31/2006 (4)	10.64	(0.05)	1.64	1.59	—	—	—	12.23	14.94%		43,733	1.70%	2.15%	(0.44%	)	69.48%
	4/1/2004-3/31/2005 (4)	10.34	(0.05)	0.35	0.30	—	—	—	10.64	2.90%		19,585	1.70%	2.54%	(0.44%	)	42.84%
	4/1/2003-3/31/2004 (4)	7.62	(0.10)	2.82	2.72	—	—	—	10.34	35.70%		11,994	1.70%	3.21%	(1.08%	)	42.65%
	4/1/2002-3/31/2003	10.32	(0.08)	(2.62)	(2.70)	—	—	—	7.62	(26.16%	)	6,832	1.70%	4.01%	(0.95%	)	124.73%
	9/28/2001-3/31/2002 (4)	10.00	(0.04)	0.39	0.35	(0.03)	—	(0.03)	10.32	3.50%		9,819	1.70%	6.29%	(0.78%	)	64.33%

Class B:	4/1/2006-9/30/2006 (4),(5)	$12.00	($0.06)	$—	($0.06)	$—	$—	$—	$11.94	(0.42%	)	$421	2.18%	2.54%	(1.04%	)	23.59%
	4/1/2005-3/31/2006 (4)	10.49	(0.11)	1.62	1.51	—	—	—	12.00	14.30%		412	2.20%	2.65%	(0.94%	)	69.48%
	4/1/2004-3/31/2005 (4)	10.24	(0.10)	0.35	0.25	—	—	—	10.49	2.44%		373	2.20%	3.04%	(0.94%	)	42.84%
	4/1/2003-3/31/2004 (4)	7.58	(0.15)	2.81	2.66	—	—	—	10.24	34.91%		293	2.20%	3.71%	(1.58%	)	42.65%
	4/1/2002-3/31/2003	10.30	(0.06)	(2.66)	(2.72)	—	—	—	7.58	(26.31%	)	301	2.20%	4.51%	(1.45%	)	124.73%
	9/28/2001-3/31/2002 (4)	10.00	(0.07)	0.40	0.33	(0.03)	—	(0.03)	10.30	3.27%		57	2.20%	6.79%	(1.28%	)	64.33%

Class C:	4/1/2006-9/30/2006 (4),(5)	$11.95	($0.06)	$0.01	($0.05)	$—	$—	$—	$11.90	(0.42%	)	$1,183	2.18%	2.54%	(1.04%	)	23.59%
	4/1/2005-3/31/2006 (4)	10.46	(0.11)	1.60	1.49	—	—	—	11.95	14.24%		893	2.20%	2.65%	(0.94%	)	69.48%
	4/1/2004-3/31/2005 (4)	10.21	(0.10)	0.35	0.25	—	—	—	10.46	2.45%		472	2.20%	3.04%	(0.94%	)	42.84%
	4/1/2003-3/31/2004 (4)	7.57	(0.15)	2.79	2.64	—	—	—	10.21	34.87%		400	2.20%	3.71%	(1.58%	)	42.65%
	4/1/2002-3/31/2003	10.31	(0.08)	(2.66)	(2.74)	—	—	—	7.57	(26.58%	)	624	2.20%	4.51%	(1.45%	)	124.73%
	9/28/2001-3/31/2002 (4)	10.00	(0.07)	0.40	0.33	(0.02)	—	(0.02)	10.31	3.33%		84	2.20%	6.79%	(1.28%	)	64.33%

See explanation of references at the end of the section.

69

PACIFIC LIFE FUNDS (formerly Pacific Funds)
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions				Ratios/Supplemental Data

													Ratios of	Ratios of
													Expenses	Expenses	Ratios of Net
		Net Asset											After	Before	Investment Loss
		Value,							Net Asset			Net Assets,	Expense	Expense	After Expense
		Beginning	Net	Net Realized and	Total from	Dividends from	Distributions		Value, End			End of Year	Reductions to	Reductions to	Reductions to		Portfolio
		of Year or	Investment	Unrealized Gain	Investment	Net Investment	from Capital	Total	of Year or	Total		or Period	Average Net	Average Net	Average Net		Turnover
		Period	Loss	(Loss)	Operations	Income	Gains	Distributions	Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Rates

PF Lazard Mid- Cap Value Fund
Class A:	4/1/2006-9/30/2006 (4),(5)	$10.54	$— (6)	$0.30	$0.30	$—	($0.28)	($0.28)	$10.56	2.93%		$53,837	1.76%	2.10%	(0.06%	)	170.88%
	4/1/2005-3/31/2006 (4)	9.90	(0.02)	1.30	1.28	(0.01)	(0.63)	(0.64)	10.54	13.11%		23,992	1.80%	2.44%	(0.16%	)	112.93%
	12/31/2004-3/31/2005 (4)	10.00	(0.01)	(0.09)	(0.10)	—	—	—	9.90	(1.00%	)	25,454	1.80%	3.20%	(0.42%	)	16.26%

Class B:	4/1/2006-9/30/2006 (4),(5)	$10.48	($0.03)	$0.30	$0.27	$—	($0.28)	($0.28)	$10.47	2.66%		$74	2.26%	2.60%	(0.56%	)	170.88%
	4/1/2005-3/31/2006 (4)	9.89	(0.07)	1.29	1.22	—	(0.63)	(0.63)	10.48	12.53%		64	2.30%	2.94%	(0.66%	)	112.93%
	12/31/2004-3/31/2005 (4)	10.00	(0.02)	(0.09)	(0.11)	—	—	—	9.89	(1.10%	)	33	2.30%	3.70%	(0.92%	)	16.26%

Class C:	4/1/2006-9/30/2006 (4),(5)	$10.47	($0.03)	$0.30	$0.27	$—	($0.28)	($0.28)	$10.46	2.66%		$163	2.26%	2.60%	(0.56%	)	170.88%
	4/1/2005-3/31/2006 (4)	9.89	(0.07)	1.29	1.22	(0.01)	(0.63)	(0.64)	10.47	12.50%		128	2.30%	2.94%	(0.66%	)	112.93%
	12/31/2004-3/31/2005 (4)	10.00	(0.02)	(0.09)	(0.11)	—	—	—	9.89	(1.10%	)	73	2.30%	3.70%	(0.92%	)	16.26%

PF Loomis Sayles Large- Cap Growth Fund (8)
Class A:	4/1/2006-9/30/2006 (4),(5)	$10.85	($0.04)	($1.00)	($1.04)	$—	($0.93)	($0.93)	$8.88	(9.41%	)	$22,548	1.87%	2.54%	(0.89%	)	91.95%
	4/1/2005-3/31/2006 (4)	10.14	(0.07)	0.78	0.71	—	—	—	10.85	7.00%		19,366	1.90%	2.58%	(0.62%	)	160.96%
	4/1/2004-3/31/2005 (4)	10.19	(0.01)	(0.04)	(0.05)	—	—	—	10.14	(0.49%	)	45,147	1.90%	2.37%	(0.08%	)	38.40%
	4/1/2003-3/31/2004 (4)	8.05	(0.07)	2.21	2.14	—	—	—	10.19	26.58%		23,408	1.90%	3.12%	(0.69%	)	78.30%
	4/1/2002-3/31/2003 (4)	10.96	(0.06)	(2.85)	(2.91)	—	—	—	8.05	(26.55%	)	7,922	1.90%	3.94%	(0.67%	)	35.58%
	9/28/2001-3/31/2002 (4)	10.00	(0.05)	1.06	1.01	(0.03)	(0.02)	(0.05)	10.96	10.09%		10,867	1.90%	5.99%	(0.92%	)	12.63%

Class B:	4/1/2006-9/30/2006 (4),(5)	$10.62	($0.06)	($0.98)	($1.04)	$—	($0.93)	($0.93)	$8.65	(9.63%	)	$490	2.37%	3.04%	(1.39%	)	91.95%
	4/1/2005-3/31/2006 (4)	9.98	(0.12)	0.76	0.64	—	—	—	10.62	6.41%		594	2.40%	3.08%	(1.12%	)	160.96%
	4/1/2004-3/31/2005 (4)	10.07	(0.06)	(0.03)	(0.09)	—	—	—	9.98	(0.89%	)	526	2.40%	2.87%	(0.58%	)	38.40%
	4/1/2003-3/31/2004 (4)	7.98	(0.11)	2.20	2.09	—	—	—	10.07	26.19%		497	2.40%	3.62%	(1.19%	)	78.30%
	4/1/2002-3/31/2003 (4)	10.94	(0.10)	(2.86)	(2.96)	—	—	—	7.98	(27.06%	)	757	2.40%	4.44%	(1.17%	)	35.58%
	9/28/2001-3/31/2002 (4)	10.00	(0.08)	1.06	0.98	(0.02)	(0.02)	(0.04)	10.94	9.79%		43	2.40%	6.49%	(1.42%	)	12.63%

Class C:	4/1/2006-9/30/2006 (4),(5)	$10.60	($0.07)	($0.97)	($1.04)	$—	($0.93)	($0.93)	$8.63	(9.65%	)	$898	2.37%	3.04%	(1.39%	)	91.95%
	4/1/2005-3/31/2006 (4)	9.97	(0.12)	0.75	0.63	—	—	—	10.60	6.32%		1,654	2.40%	3.08%	(1.12%	)	160.96%
	4/1/2004-3/31/2005 (4)	10.06	(0.06)	(0.03)	(0.09)	—	—	—	9.97	(0.89%	)	1,367	2.40%	2.87%	(0.58%	)	38.40%
	4/1/2003-3/31/2004 (4)	7.98	(0.11)	2.19	2.08	—	—	—	10.06	26.07%		1,090	2.40%	3.62%	(1.19%	)	78.30%
	4/1/2002-3/31/2003 (4)	10.93	(0.10)	(2.85)	(2.95)	—	—	—	7.98	(26.99%	)	1,467	2.40%	4.44%	(1.17%	)	35.58%
	9/28/2001-3/31/2002 (4)	10.00	(0.08)	1.06	0.98	(0.03)	(0.02)	(0.05)	10.93	9.74%		154	2.40%	6.49%	(1.42%	)	12.63%

See explanation of references at the end of the section.

70

PACIFIC LIFE FUNDS (formerly Pacific Funds)
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions				Ratios/Supplemental Data

													Ratios of	Ratios of	Ratios of Net
													Expenses	Expenses	Investment Income
		Net Asset											After	Before	(Loss) After
		Value,	Net						Net Asset			Net Assets,	Expense	Expense	Expense
		Beginning	Investment	Net Realized and	Total from	Dividends from	Distributions		Value, End			End of Year	Reductions to	Reductions to	Reductions to		Portfolio
		of Year or	Income	Unrealized Gain	Investment	Net Investment	from Capital	Total	of Year or	Total		or Period	Average Net	Average Net	Average Net		Turnover
		Period	(Loss)	(Loss)	Operations	Income	Gains	Distributions	Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Rates

PF MFS International Large-Cap Fund (9)
Class A:	4/1/2006-9/30/2006 (4),(5)	$15.45	$0.33	$0.65	$0.98	$—	($0.48)	($0.48)	$15.95	6.53%		$56,158	1.98%	2.55%	4.29%		30.57%
	4/1/2005-3/31/2006 (4)	12.83	— (6)	2.89	2.89	(0.04)	(0.23)	(0.27)	15.45	22.72%		52,728	2.00%	2.79%	(0.03%	)	63.12%
	4/1/2004-3/31/2005 (4)	11.61	(0.01)	1.46	1.45	—	(0.23)	(0.23)	12.83	12.73%		38,195	2.00%	3.35%	(0.12%	)	55.12%
	4/1/2003-3/31/2004 (4)	8.20	(0.04)	3.45	3.41	—	—	—	11.61	41.59%		15,358	2.03%	5.96%	(0.38%	)	150.05%
	4/1/2002-3/31/2003 (4)	11.03	(0.04)	(2.59)	(2.63)	—	(0.20)	(0.20)	8.20	(24.11%	)	4,505	2.05%	9.08%	(0.40%	)	137.37%
	9/28/2001-3/31/2002 (4)	10.00	(0.05)	1.10	1.05	(0.01)	(0.01)	(0.02)	11.03	10.54%		6,808	2.05%	9.38%	(0.92%	)	77.66%

Class B:	4/1/2006-9/30/2006 (4),(5)	$15.15	$0.29	$0.62	$0.91	$—	($0.48)	($0.48)	$15.58	6.26%		$527	2.48%	3.05%	3.79%		30.57%
	4/1/2005-3/31/2006 (4)	12.60	(0.07)	2.85	2.78	—	(0.23)	(0.23)	15.15	22.16%		436	2.50%	3.29%	(0.53%	)	63.12%
	4/1/2004-3/31/2005 (4)	11.46	(0.07)	1.44	1.37	—	(0.23)	(0.23)	12.60	12.18%		391	2.50%	3.85%	(0.62%	)	55.12%
	4/1/2003-3/31/2004 (4)	8.14	(0.09)	3.41	3.32	—	—	—	11.46	40.79%		265	2.53%	6.46%	(0.88%	)	150.05%
	4/1/2002-3/31/2003 (4)	11.01	(0.08)	(2.59)	(2.67)	—	(0.20)	(0.20)	8.14	(24.52%	)	58	2.55%	9.58%	(0.90%	)	137.37%
	9/28/2001-3/31/2002 (4)	10.00	(0.08)	1.10	1.02	—	(0.01)	(0.01)	11.01	10.24%		22	2.55%	9.88%	(1.42%	)	77.66%

Class C:	4/1/2006-9/30/2006 (4),(5)	$15.16	$0.29	$0.63	$0.92	$—	($0.48)	($0.48)	$15.60	6.25%		$1,134	2.48%	3.05%	3.79%		30.57%
	4/1/2005-3/31/2006 (4)	12.62	(0.07)	2.84	2.77	—	(0.23)	(0.23)	15.16	22.12%		897	2.50%	3.29%	(0.53%	)	63.12%
	4/1/2004-3/31/2005 (4)	11.48	(0.07)	1.44	1.37	—	(0.23)	(0.23)	12.62	12.16%		593	2.50%	3.85%	(0.62%	)	55.12%
	4/1/2003-3/31/2004 (4)	8.14	(0.09)	3.43	3.34	—	—	—	11.48	40.86%		222	2.53%	6.46%	(0.88%	)	150.05%
	4/1/2002-3/31/2003 (4)	11.01	(0.08)	(2.59)	(2.67)	—	(0.20)	(0.20)	8.14	(24.43%	)	79	2.55%	9.58%	(0.90%	)	137.37%
	9/28/2001-3/31/2002 (4)	10.00	(0.08)	1.10	1.02	—	(0.01)	(0.01)	11.01	10.24%		11	2.55%	9.88%	(1.42%	)	77.66%

PF NB Fasciano Small Equity Fund (10)
Class A:	4/1/2006-9/30/2006 (4),(5)	$11.22	($0.04)	($0.88)	($0.92)	$—	($0.01)	($0.01)	$10.29	(8.19%	)	$29,916	1.92%	2.29%	(0.81%	)	26.14%
	4/1/2005-3/31/2006 (4)	11.78	(0.10)	1.62	1.52	—	(2.08)	(2.08)	11.22	15.01%		24,218	1.95%	2.95%	(0.99%	)	132.27%
	4/1/2004-3/31/2005 (4)	11.53	(0.16)	0.69	0.53	—	(0.28)	(0.28)	11.78	4.54%		7,116	1.95%	3.38%	(1.36%	)	201.57%
	4/1/2003-3/31/2004 (4)	8.59	(0.15)	3.09	2.94	—	—	—	11.53	34.23%		8,469	1.95%	3.55%	(1.61%	)	110.77%
	4/1/2002-3/31/2003 (4)	11.63	(0.16)	(2.88)	(3.04)	—	—	—	8.59	(26.14%	)	5,031	1.95%	4.27%	(1.66%	)	71.87%
	9/28/2001-3/31/2002 (4)	10.00	(0.09)	1.81	1.72	(0.02)	(0.07)	(0.09)	11.63	17.21%		7,654	1.95%	6.84%	(1.67%	)	44.75%

Class B:	4/1/2006-9/30/2006 (4),(5)	$10.95	($0.07)	($0.86)	($0.93)	$—	($0.01)	($0.01)	$10.01	(8.49%	)	$368	2.42%	2.79%	(1.31%	)	26.14%
	4/1/2005-3/31/2006 (4)	11.59	(0.16)	1.60	1.44	—	(2.08)	(2.08)	10.95	14.49%		425	2.45%	3.45%	(1.49%	)	132.27%
	4/1/2004-3/31/2005 (4)	11.41	(0.21)	0.67	0.46	—	(0.28)	(0.28)	11.59	3.97%		283	2.45%	3.88%	(1.86%	)	201.57%
	4/1/2003-3/31/2004 (4)	8.53	(0.22)	3.10	2.88	—	—	—	11.41	33.61%		267	2.45%	4.05%	(2.11%	)	110.77%
	4/1/2002-3/31/2003 (4)	11.61	(0.19)	(2.89)	(3.08)	—	—	—	8.53	(26.44%	)	63	2.45%	4.77%	(2.16%	)	71.87%
	9/28/2001-3/31/2002 (4)	10.00	(0.12)	1.80	1.68	—	(0.07)	(0.07)	11.61	16.84%		12	2.45%	7.34%	(2.17%	)	44.75%

Class C:	4/1/2006-9/30/2006 (4),(5)	$10.96	($0.07)	($0.85)	($0.92)	$—	($0.01)	($0.01)	$10.03	(8.39%	)	$546	2.42%	2.79%	(1.31%	)	26.14%
	4/1/2005-3/31/2006 (4)	11.61	(0.16)	1.59	1.43	—	(2.08)	(2.08)	10.96	14.38%		539	2.45%	3.45%	(1.49%	)	132.27%
	4/1/2004-3/31/2005 (4)	11.42	(0.21)	0.68	0.47	—	(0.28)	(0.28)	11.61	4.06%		585	2.45%	3.88%	(1.86%	)	201.57%
	4/1/2003-3/31/2004 (4)	8.55	(0.23)	3.10	2.87	—	—	—	11.42	33.57%		360	2.45%	4.05%	(2.11%	)	110.77%
	4/1/2002-3/31/2003 (4)	11.61	(0.19)	(2.87)	(3.06)	—	—	—	8.55	(26.36%	)	115	2.45%	4.77%	(2.16%	)	71.87%
	9/28/2001-3/31/2002 (4)	10.00	(0.12)	1.81	1.69	(0.01)	(0.07)	(0.08)	11.61	16.91%		25	2.45%	7.34%	(2.17%	)	44.75%

See explanation of references at the end of the section.

71

FINANCIAL HIGHLIGHTS

PACIFIC LIFE FUNDS (formerly Pacific Funds)
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions				Ratios/Supplemental Data

													Ratios of	Ratios of
													Expenses	Expenses	Ratios of Net
		Net Asset											After	Before	Investment Income
		Value,							Net Asset			Net Assets,	Expense	Expense	After Expense
		Beginning	Net	Net Realized and	Total from	Dividends from	Distributions		Value, End			End of Year	Reductions to	Reductions to	Reductions to	Portfolio
		of Year or	Investment	Unrealized Gain	Investment	Net Investment	from Capital	Total	of Year or	Total		or Period	Average Net	Average Net	Average Net	Turnover
		Period	Income	(Loss)	Operations	Income	Gains	Distributions	Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)	Rates

PF Oppenheimer Main Street Core Fund
Class A:	4/1/2006-9/30/2006 (4),(5)	$10.67	$0.02	$0.23	$0.25	$— (6)	($0.10)	($0.10)	$10.82	2.39%		$64,834	1.57%	1.94%	0.31%	44.54%
	9/30/2005-3/31/2006	10.00	0.01	0.67	0.68	(0.01)	—	(0.01)	10.67	6.85%		53,930	1.60%	2.00%	0.29%	42.30%

PF Oppenheimer Emerging Markets Fund
Class A:	4/1/2006-9/30/2006 (4),(5)	$12.00	$0.04	($0.51)	($0.47)	($0.05)	($0.40)	($0.45)	$11.08	(3.65%	)	$38,306	1.92%	4.04%	0.78%	36.63%
	9/30/2005-3/31/2006	10.00	0.08	2.00	2.08	(0.08)	— (6)	(0.08)	12.00	20.94%		33,476	1.95%	5.53%	1.88%	41.88%

PF PIMCO Managed Bond Fund
Class A:	4/1/2006-9/30/2006 (4),(5)	$9.98	$0.16	$0.17	$0.33	($0.18)	$—	($0.18)	$10.13	3.35%		$80,632	1.52%	1.88%	3.31%	172.58%
	4/1/2005-3/31/2006 (4)	10.03	0.29	(0.07)	0.22	(0.27)	—	(0.27)	9.98	2.19%		68,825	1.55%	2.00%	2.84%	534.38%
	4/1/2004-3/31/2005 (4)	10.45	0.14	(0.09)	0.05	(0.25)	(0.22)	(0.47)	10.03	0.56%		42,546	1.55%	2.22%	1.37%	323.24%
	4/1/2003-3/31/2004 (4)	10.16	0.17	0.46	0.63	(0.34)	—	(0.34)	10.45	6.28%		19,802	1.55%	2.86%	1.65%	459.70%
	4/1/2002-3/31/2003 (4)	9.85	0.21	1.02	1.23	(0.36)	(0.56)	(0.92)	10.16	12.80%		18,236	1.55%	2.82%	2.02%	445.26%
	9/28/2001-3/31/2002	10.00	0.06	(0.09)	(0.03)	(0.07)	(0.05)	(0.12)	9.85	(0.28%	)	33,055	1.55%	2.54%	1.16%	522.25%

Class B:	4/1/2006-9/30/2006 (4),(5)	$9.96	$0.14	$0.16	$0.30	($0.15)	$—	($0.15)	$10.11	3.10%		$926	2.02%	2.38%	2.81%	172.58%
	4/1/2005-3/31/2006 (4)	10.01	0.24	(0.07)	0.17	(0.22)	—	(0.22)	9.96	1.67%		1,049	2.05%	2.50%	2.34%	534.38%
	4/1/2004-3/31/2005 (4)	10.44	0.09	(0.10)	(0.01)	(0.20)	(0.22)	(0.42)	10.01	(0.05%	)	1,135	2.05%	2.72%	0.87%	323.24%
	4/1/2003-3/31/2004 (4)	10.14	0.12	0.46	0.58	(0.28)	—	(0.28)	10.44	5.86%		972	2.05%	3.36%	1.15%	459.70%
	4/1/2002-3/31/2003 (4)	9.84	0.15	1.03	1.18	(0.32)	(0.56)	(0.88)	10.14	12.27%		1,986	2.05%	3.32%	1.52%	445.26%
	9/28/2001-3/31/2002	10.00	0.04	(0.10)	(0.06)	(0.05)	(0.05)	(0.10)	9.84	(0.55%	)	173	2.05%	3.04%	0.66%	522.25%

Class C:	4/1/2006-9/30/2006 (4),(5)	$9.98	$0.14	$0.16	$0.30	($0.16)	$—	($0.16)	$10.12	2.99%		$2,082	2.02%	2.38%	2.81%	172.58%
	4/1/2005-3/31/2006 (4)	10.02	0.24	(0.06)	0.18	(0.22)	—	(0.22)	9.98	1.75%		2,082	2.05%	2.50%	2.34%	534.38%
	4/1/2004-3/31/2005 (4)	10.44	0.09	(0.09)	—	(0.20)	(0.22)	(0.42)	10.02	0.04%		2,353	2.05%	2.72%	0.87%	323.24%
	4/1/2003-3/31/2004 (4)	10.14	0.12	0.46	0.58	(0.28)	—	(0.28)	10.44	5.86%		2,315	2.05%	3.36%	1.15%	459.70%
	4/1/2002-3/31/2003 (4)	9.84	0.15	1.03	1.18	(0.32)	(0.56)	(0.88)	10.14	12.28%		4,573	2.05%	3.32%	1.52%	445.26%
	9/28/2001-3/31/2002	10.00	0.04	(0.10)	(0.06)	(0.05)	(0.05)	(0.10)	9.84	(0.57%	)	370	2.05%	3.04%	0.66%	522.25%

See explanation of references at the end of the section.

72

PACIFIC LIFE FUNDS (formerly Pacific Funds)
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities				Distributions				Ratios/Supplemental Data

														Ratios of		Ratios of
														Expenses		Expenses	Ratios of Net
		Net Asset												After		Before	Investment Income
		Value,								Net Asset			Net Assets,	Expense		Expense	After Expense
		Beginning	Net		Net Realized and	Total from	Dividends from	Distributions		Value, End			End of Year	Reductions to		Reductions to	Reductions to	Portfolio
		of Year or	Investment		Unrealized Gain	Investment	Net Investment	from Capital	Total	of Year or	Total		or Period	Average Net		Average Net	Average Net	Turnover
		Period	Income		(Loss)	Operations	Income	Gains	Distributions	Period	Returns (1)		(in thousands)	Assets (2), (3)		Assets (3)	Assets (3)	Rates

PF PIMCO Inflation Managed Fund
Class A:	4/1/2006-9/30/2006 (4),(5)	$10.00	$0.24		$0.12	$0.36	($0.20)	$—	($0.20)	$10.16	3.59%		$63,852	1.52%		1.85%	4.86%	226.49%
	4/1/2005-3/31/2006 (4)	10.51	0.33		(0.36)	(0.03)	(0.47)	(0.01)	(0.48)	10.00	(0.44%	)	68,103	1.55%		1.89%	3.21%	188.82%
	4/1/2004-3/31/2005 (4)	10.93	0.20		(0.01)	0.19	(0.26)	(0.35)	(0.61)	10.51	1.99%		36,465	1.55%		2.04%	1.96%	284.19%
	4/1/2003-3/31/2004 (4)	10.28	0.12		0.96	1.08	(0.20)	(0.23)	(0.43)	10.93	10.75%		16,263	1.55%		2.73%	1.13%	507.96%
	12/31/2002-3/31/2003 (4)	10.00	0.06		0.27	0.33	(0.05)	—	(0.05)	10.28	3.30%		6,290	1.55%		4.00%	2.19%	199.92%

Class B:	4/1/2006-9/30/2006 (4),(5)	$9.93	$0.22		$0.10	$0.32	($0.17)	$—	($0.17)	$10.08	3.28%		$1,143	2.02%		2.35%	4.36%	226.49%
	4/1/2005-3/31/2006 (4)	10.45	0.28		(0.36)	(0.08)	(0.43)	(0.01)	(0.44)	9.93	(0.91%	)	1,402	2.05%		2.39%	2.71%	188.82%
	4/1/2004-3/31/2005 (4)	10.89	0.15		(0.02)	0.13	(0.22)	(0.35)	(0.57)	10.45	1.43%		1,199	2.05%		2.54%	1.46%	284.19%
	4/1/2003-3/31/2004 (4)	10.27	0.07		0.95	1.02	(0.17)	(0.23)	(0.40)	10.89	10.20%		697	2.05%		3.23%	0.63%	507.96%
	12/31/2002-3/31/2003 (4)	10.00	0.04		0.28	0.32	(0.05)	—	(0.05)	10.27	3.16%		161	2.05%		4.50%	1.69%	199.92%

Class C:	4/1/2006-9/30/2006 (4),(5)	$9.93	$0.22		$0.10	$0.32	($0.17)	$—	($0.17)	$10.08	3.27%		$3,781	2.02%		2.35%	4.36%	226.49%
	4/1/2005-3/31/2006 (4)	10.45	0.28		(0.37)	(0.09)	(0.42)	(0.01)	(0.43)	9.93	(0.95%	)	4,142	2.05%		2.39%	2.71%	188.82%
	4/1/2004-3/31/2005 (4)	10.89	0.15		(0.01)	0.14	(0.23)	(0.35)	(0.58)	10.45	1.44%		5,682	2.05%		2.54%	1.46%	284.19%
	4/1/2003-3/31/2004 (4)	10.27	0.07		0.95	1.02	(0.17)	(0.23)	(0.40)	10.89	10.27%		4,065	2.05%		3.23%	0.63%	507.96%
	12/31/2002-3/31/2003 (4)	10.00	0.04		0.28	0.32	(0.05)	—	(0.05)	10.27	3.11%		480	2.05%		4.50%	1.69%	199.92%

PF Pacific Life Money Market Fund (11)
Class A:	4/1/2006-9/30/2006 (5)	$1.00	$0.02		$—	$0.02	($0.02)	$—	($0.02)	$1.00	2.03%		$15,277	1.08%	(12)	1.54%	3.99%	N/A
	4/1/2005-3/31/2006	1.00	0.03		—	0.03	(0.03)	—	(0.03)	1.00	2.76%		19,293	0.94%	(12)	1.79%	2.67%	N/A
	4/1/2004-3/31/2005	1.00	0.01		—	0.01	(0.01)	—	(0.01)	1.00	0.77%		22,341	0.95%	(12)	2.05%	0.83%	N/A
	4/1/2003-3/31/2004	1.00	—	(6)	—	— (6)	— (6)	—	— (6)	1.00	0.18%		14,627	0.95%	(12)	2.53%	0.14%	N/A
	4/1/2002-3/31/2003	1.00	0.01		—	0.01	(0.01)	—	(0.01)	1.00	0.58%		13,092	1.08%	(12)	2.50%	0.59%	N/A
	9/28/2001-3/31/2002	1.00	—	(6)	—	— (6)	— (6)	—	— (6)	1.00	0.33%		27,056	1.35%	(12)	2.59%	0.57%	N/A

See explanation of references at the end of the section.

73

FINANCIAL HIGHLIGHTS

PACIFIC LIFE FUNDS (formerly Pacific Funds)
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions				Ratios/Supplemental Data

													Ratios of	Ratios of	Ratios of Net
													Expenses	Expenses	Investment Income
		Net Asset											After	Before	(Loss) After
		Value,	Net						Net Asset			Net Assets,	Expense	Expense	Expense
		Beginning	Investment	Net Realized and	Total from	Dividends from	Distributions		Value, End			End of Year	Reductions to	Reductions to	Reductions to		Portfolio
		of Year or	Income	Unrealized Gain	Investment	Net Investment	from Capital	Total	of Year or	Total		or Period	Average Net	Average Net	Average Net		Turnover
		Period	(Loss)	(Loss)	Operations	Income	Gains	Distributions	Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Rates

PF Salomon Brothers Large- Cap Value Fund
Class A:	4/1/2006-9/30/2006 (4),(5)	$12.67	$0.02	$0.47	$0.49	$— (6)	($0.82)	($0.82)	$12.34	4.13%		$43,559	1.77%	2.13%	0.34%		14.24%
	4/1/2005-3/31/2006 (4)	11.30	0.02	1.38	1.40	(0.03)	— (6)	(0.03)	12.67	12.47%		34,459	1.80%	2.25%	0.20%		77.07%
	4/1/2004-3/31/2005 (4)	10.94	0.06	0.35	0.41	(0.05)	—	(0.05)	11.30	3.78%		50,430	1.80%	2.28%	0.54%		43.72%
	4/1/2003-3/31/2004 (4)	7.83	0.03	3.09	3.12	(0.01)	—	(0.01)	10.94	39.91%		25,315	1.80%	2.73%	0.29%		38.10%
	4/1/2002-3/31/2003 (4)	10.92	0.04	(3.05)	(3.01)	(0.02)	(0.06)	(0.08)	7.83	(27.69%	)	11,736	1.80%	2.94%	0.41%		49.00%
	9/28/2001-3/31/2002 (4)	10.00	(0.01)	0.96	0.95	(0.02)	(0.01)	(0.03)	10.92	9.54%		19,748	1.80%	3.93%	(0.14%	)	27.37%

Class B:	4/1/2006-9/30/2006 (4),(5)	$12.51	($0.01)	$0.46	$0.45	$—	($0.82)	($0.82)	$12.14	3.85%		$650	2.27%	2.63%	(0.16%	)	14.24%
	4/1/2005-3/31/2006 (4)	11.19	(0.03)	1.37	1.34	(0.02)	— (6)	(0.02)	12.51	11.99%		573	2.30%	2.75%	(0.30%	)	77.07%
	4/1/2004-3/31/2005 (4)	10.83	— (6)	0.36	0.36	—	—	—	11.19	3.32%		504	2.30%	2.78%	0.04%		43.72%
	4/1/2003-3/31/2004 (4)	7.78	(0.02)	3.08	3.06	(0.01)	—	(0.01)	10.83	39.36%		556	2.30%	3.23%	(0.21%	)	38.10%
	4/1/2002-3/31/2003 (4)	10.91	(0.01)	(3.03)	(3.04)	(0.03)	(0.06)	(0.09)	7.78	(28.02%	)	955	2.30%	3.44%	(0.09%	)	49.00%
	9/28/2001-3/31/2002 (4)	10.00	(0.03)	0.97	0.94	(0.02)	(0.01)	(0.03)	10.91	9.38%		151	2.30%	4.43%	(0.64%	)	27.37%

Class C:	4/1/2006-9/30/2006 (4),(5)	$12.48	($0.01)	$0.46	$0.45	$—	($0.82)	($0.82)	$12.11	3.86%		$1,832	2.27%	2.63%	(0.16%	)	14.24%
	4/1/2005-3/31/2006 (4)	11.16	(0.03)	1.36	1.33	(0.01)	— (6)	(0.01)	12.48	11.88%		1,599	2.30%	2.75%	(0.30%	)	77.07%
	4/1/2004-3/31/2005 (4)	10.81	— (6)	0.35	0.35	—	—	—	11.16	3.33%		1,538	2.30%	2.78%	0.04%		43.72%
	4/1/2003-3/31/2004 (4)	7.77	(0.02)	3.07	3.05	(0.01)	—	(0.01)	10.81	39.27%		1,277	2.30%	3.23%	(0.21%	)	38.10%
	4/1/2002-3/31/2003 (4)	10.90	(0.01)	(3.04)	(3.05)	(0.02)	(0.06)	(0.08)	7.77	(28.08%	)	2,015	2.30%	3.44%	(0.09%	)	49.00%
	9/28/2001-3/31/2002 (4)	10.00	(0.03)	0.96	0.93	(0.02)	(0.01)	(0.03)	10.90	9.30%		243	2.30%	4.43%	(0.64%	)	27.37%

PF Van Kampen Comstock Fund (13)
Class A:	4/1/2006-9/30/2006 (4),(5)	$12.92	$0.06	$0.68	$0.74	($0.02)	($0.23)	($0.25)	$13.41	5.89%		$63,096	1.88%	2.17%	0.94%		27.58%
	4/1/2005-3/31/2006 (4)	12.58	0.10	0.83	0.93	(0.06)	(0.53)	(0.59)	12.92	7.62%		62,447	1.90%	2.25%	0.79%		22.40%
	4/1/2004-3/31/2005 (4)	11.37	0.07	1.19	1.26	(0.05)	—	(0.05)	12.58	11.08%		23,017	1.90%	2.70%	0.55%		34.41%
	4/1/2003-3/31/2004 (4)	8.16	0.02	3.19	3.21	—	—	—	11.37	39.34%		11,945	1.90%	3.59%	0.24%		105.34%
	4/1/2002-3/31/2003	11.45	(0.11)	(3.12)	(3.23)	—	(0.06)	(0.06)	8.16	(28.26%	)	5,331	1.90%	3.87%	(1.04%	)	37.78%
	9/28/2001-3/31/2002 (4)	10.00	(0.05)	1.54	1.49	(0.04)	—	(0.04)	11.45	14.94%		9,002	1.90%	6.26%	(0.84%	)	18.71%

Class B:	4/1/2006-9/30/2006 (4),(5)	$12.75	$0.03	$0.66	$0.69	($0.01)	($0.23)	($0.24)	$13.20	5.53%		$617	2.38%	2.67%	0.44%		27.58%
	4/1/2005-3/31/2006 (4)	12.42	0.04	0.82	0.86	—	(0.53)	(0.53)	12.75	7.14%		532	2.40%	2.75%	0.29%		22.40%
	4/1/2004-3/31/2005 (4)	11.24	0.01	1.17	1.18	—	—	—	12.42	10.50%		388	2.40%	3.20%	0.05%		34.41%
	4/1/2003-3/31/2004 (4)	8.10	(0.03)	3.17	3.14	—	—	—	11.24	38.77%		453	2.40%	4.09%	(0.26%	)	105.34%
	4/1/2002-3/31/2003	11.43	(0.11)	(3.16)	(3.27)	—	(0.06)	(0.06)	8.10	(28.66%	)	201	2.40%	4.37%	(1.54%	)	37.78%
	9/28/2001-3/31/2002 (4)	10.00	(0.07)	1.54	1.47	(0.04)	—	(0.04)	11.43	14.71%		105	2.40%	6.76%	(1.34%	)	18.71%

Class C:	4/1/2006-9/30/2006 (4),(5)	$12.72	$0.03	$0.67	$0.70	($0.01)	($0.23)	($0.24)	$13.18	5.61%		$1,003	2.38%	2.67%	0.44%		27.58%
	4/1/2005-3/31/2006 (4)	12.41	0.04	0.81	0.85	(0.01)	(0.53)	(0.54)	12.72	7.05%		938	2.40%	2.75%	0.29%		22.40%
	4/1/2004-3/31/2005 (4)	11.24	0.01	1.17	1.18	(0.01)	—	(0.01)	12.41	10.50%		872	2.40%	3.20%	0.05%		34.41%
	4/1/2003-3/31/2004 (4)	8.11	(0.03)	3.16	3.13	—	—	—	11.24	38.60%		226	2.40%	4.09%	(0.26%	)	105.34%
	4/1/2002-3/31/2003	11.43	(0.11)	(3.15)	(3.26)	—	(0.06)	(0.06)	8.11	(28.57%	)	74	2.40%	4.37%	(1.54%	)	37.78%
	9/28/2001-3/31/2002 (4)	10.00	(0.07)	1.53	1.46	(0.03)	—	(0.03)	11.43	14.67%		21	2.40%	6.76%	(1.34%	)	18.71%

See explanation of references at the end of the section.

74

PACIFIC LIFE FUNDS (formerly Pacific Funds)
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions				Ratios/Supplemental Data

													Ratios of	Ratios of	Ratios of Net
													Expenses	Expenses	Investment Income
		Net Asset											After	Before	(Loss) After
		Value,	Net						Net Asset			Net Assets,	Expense	Expense	Expense
		Beginning	Investment	Net Realized and	Total from	Dividends from	Distributions		Value, End			End of Year	Reductions to	Reductions to	Reductions to		Portfolio
		of Year or	Income	Unrealized Gain	Investment	Net Investment	from Capital	Total	of Year or	Total		or Period	Average Net	Average Net	Average Net		Turnover
		Period	(Loss)	(Loss)	Operations	Income	Gains	Distributions	Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Rates

PF Van Kampen Mid-Cap Growth Fund (14)
Class A:	4/1/2006-9/30/2006 (4),(5)	$11.67	($0.05)	($0.82)	($0.87)	$—	($0.73)	($0.73)	$10.07	(7.64%	)	$48,466	1.82%	2.16%	(0.98%	)	25.24%
	4/1/2005-3/31/2006 (4)	8.93	(0.11)	2.85	2.74	—	—	—	11.67	30.68%		39,980	1.85%	2.29%	(1.04%	)	107.64%
	4/1/2004-3/31/2005 (4)	8.01	(0.12)	1.04	0.92	—	—	—	8.93	11.49%		36,882	1.85%	2.43%	(1.37%	)	82.70%
	4/1/2003-3/31/2004 (4)	5.92	(0.10)	2.19	2.09	—	—	—	8.01	35.30%		18,388	1.85%	3.29%	(1.42%	)	326.09%
	4/1/2002-3/31/2003	11.18	(0.09)	(4.33)	(4.42)	—	(0.84)	(0.84)	5.92	(40.51%	)	6,191	1.85%	4.31%	(1.39%	)	158.16%
	9/28/2001-3/31/2002 (4)	10.00	(0.08)	1.45	1.37	(0.02)	(0.17)	(0.19)	11.18	13.79%		11,383	1.85%	5.33%	(1.44%	)	70.54%

Class B:	4/1/2006-9/30/2006 (4),(5)	$11.45	($0.08)	($0.80)	($0.88)	$—	($0.73)	($0.73)	$9.84	(7.89%	)	$900	2.32%	2.66%	(1.48%	)	25.24%
	4/1/2005-3/31/2006 (4)	8.80	(0.15)	2.80	2.65	—	—	—	11.45	30.11%		948	2.35%	2.79%	(1.54%	)	107.64%
	4/1/2004-3/31/2005 (4)	7.93	(0.15)	1.02	0.87	—	—	—	8.80	10.97%		667	2.35%	2.93%	(1.87%	)	82.70%
	4/1/2003-3/31/2004 (4)	5.88	(0.14)	2.19	2.05	—	—	—	7.93	34.86%		504	2.35%	3.79%	(1.92%	)	326.09%
	4/1/2002-3/31/2003	11.17	(0.08)	(4.37)	(4.45)	—	(0.84)	(0.84)	5.88	(40.84%	)	586	2.35%	4.81%	(1.89%	)	158.16%
	9/28/2001-3/31/2002 (4)	10.00	(0.11)	1.45	1.34	—	(0.17)	(0.17)	11.17	13.52%		82	2.35%	5.83%	(1.94%	)	70.54%

Class C:	4/1/2006-9/30/2006 (4),(5)	$11.42	($0.08)	($0.79)	($0.87)	$—	($0.73)	($0.73)	$9.82	(7.82%	)	$1,968	2.32%	2.66%	(1.48%	)	25.24%
	4/1/2005-3/31/2006 (4)	8.79	(0.15)	2.78	2.63	—	—	—	11.42	29.92%		2,460	2.35%	2.79%	(1.54%	)	107.64%
	4/1/2004-3/31/2005 (4)	7.92	(0.16)	1.03	0.87	—	—	—	8.79	10.99%		1,436	2.35%	2.93%	(1.87%	)	82.70%
	4/1/2003-3/31/2004 (4)	5.88	(0.14)	2.18	2.04	—	—	—	7.92	34.69%		958	2.35%	3.79%	(1.92%	)	326.09%
	4/1/2002-3/31/2003	11.16	(0.09)	(4.35)	(4.44)	—	(0.84)	(0.84)	5.88	(40.78%	)	1,141	2.35%	4.81%	(1.89%	)	158.16%
	9/28/2001-3/31/2002 (4)	10.00	(0.11)	1.46	1.35	(0.02)	(0.17)	(0.19)	11.16	13.53%		116	2.35%	5.83%	(1.94%	)	70.54%

PF Van Kampen Real Estate Fund
Class A:	4/1/2006-9/30/2006 (4),(5)	$12.89	$0.01	$1.04	$1.05	$—	($0.14)	($0.14)	$13.80	8.19%		$24,327	2.03%	2.47%	0.22%		17.61%
	4/1/2005-3/31/2006 (4)	9.39	0.05	3.70	3.75	(0.17)	(0.08)	(0.25)	12.89	40.43%		25,552	2.05%	2.76%	0.41%		9.81%
	12/31/2004-3/31/2005 (4)	10.00	0.05	(0.64)	(0.59)	(0.02)	—	(0.02)	9.39	(5.95%	)	13,853	2.05%	3.57%	2.01%		0.79%

Class B:	4/1/2006-9/30/2006 (4),(5)	$12.85	($0.02)	$1.04	$1.02	$—	($0.14)	($0.14)	$13.73	7.98%		$120	2.53%	2.97%	(0.28%	)	17.61%
	4/1/2005-3/31/2006 (4)	9.39	(0.01)	3.70	3.69	(0.15)	(0.08)	(0.23)	12.85	39.65%		97	2.55%	3.26%	(0.09%	)	9.81%
	12/31/2004-3/31/2005 (4)	10.00	0.04	(0.64)	(0.60)	(0.01)	—	(0.01)	9.39	(6.05%	)	17	2.55%	4.07%	1.51%		0.79%

Class C:	4/1/2006-9/30/2006 (4),(5)	$12.85	($0.02)	$1.03	$1.01	$—	($0.14)	($0.14)	$13.72	7.91%		$167	2.53%	2.97%	(0.28%	)	17.61%
	4/1/2005-3/31/2006 (4)	9.38	(0.01)	3.70	3.69	(0.14)	(0.08)	(0.22)	12.85	39.74%		114	2.55%	3.26%	(0.09%	)	9.81%
	12/31/2004-3/31/2005 (4)	10.00	0.03	(0.64)	(0.61)	(0.01)	—	(0.01)	9.38	(6.06%	)	32	2.55%	4.07%	1.51%		0.79%

(1)	The total returns include reinvestment of all dividends and capital gains distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.

(2)	The ratios of net expenses after expense reductions to average daily net assets are after adviser expense reimbursements and distribution and/or service fee waivers, if any. The expense ratios for all the PF Portfolio Optimization Models do not include expenses of the underlying funds in which the Portfolio Optimization Models invest.

(3)	The ratios are annualized for periods of less than one full year.

(4)	Per share investment income has been calculated using the average shares method.

(5)	Unaudited.

(6)	Amount represents less than $0.005 per share or less than 0.005%.

(7)	Prior to May 1, 2006, the PF AllianceBernstein International Value Fund was named PF Lazard International Value Fund.

(8)	Prior to January 1, 2006, the PF Loomis Sayles Large-Cap Growth Fund was named the PF AIM Blue Chip Fund.

(9)	Prior to January 1, 2004, the PF MFS International Large-Cap Fund was named the PF MFS Global Growth Fund.

(10)	Prior to October 1, 2005, the PF NB Fasciano Small Equity Fund was named the PF AIM Aggressive Growth Fund.

(11)	Class B and C shares of the PF Pacific Life Money Market Fund were converted to Class A shares on June 29, 2005.

(12)	The expense cap for the PF Pacific Life Money Market Class A was 0.05% for the period 7/1/02-6/30/05. Subsequent to 6/30/05 the expense cap was 0.45%. The effect of the distribution and/or service fee waivers by the Distributor on the ratios of net expenses after expense reductions to the average net assets for the PF Pacific Life Money Market Class A was 0.11% for the year ended 3/31/06.

(13)	Prior to May 1, 2003, the PF Van Kampen Comstock Fund was named the PF Janus Strategic Value Fund.

(14)	Prior to May 1, 2003, the PF Van Kampen Mid-Cap Growth Fund was named the PF MFS Mid-Cap Growth Fund.

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WHERE TO GO FOR MORE INFORMATION
You’ll find more information about Pacific Life Funds in the following documents:

•	Annual, semi-annual and quarterly reports – Pacific Life Funds’ (formerly Pacific Funds) annual report lists the holdings of the funds (or a summary of holdings), describes fund performance, includes audited financial statements, and tells you how investment strategies and fund performance have responded to recent market conditions and economic trends. The funds’ semi-annual report lists the holdings of the funds (or a summary of the holdings) and includes unaudited financial statements. The fund’s quarterly reports provide a list of each fund’s holdings.

•	Statement of Additional Information (SAI) – The SAI contains detailed information about each fund’s investments, strategies and risks, and a full description of Pacific Life Funds’ policies and procedures regarding the selective disclosure of fund holdings and is considered to be part of this prospectus because it is incorporated herein by reference.

How to Obtain Documents
These documents, once filed, are available on Pacific Life Funds’ website at the address listed below. You may also call or write Pacific Life Funds for a free copy of these documents, to request other information about the funds and to make shareholder inquiries. You can also obtain these documents, reports and other information by contacting the SEC. The SEC may charge you a fee for this information.
Holdings Information
Pacific Life Funds’ unaudited portfolio holdings information can be found on its website. Month-end portfolio holdings for funds are generally posted approximately three to five business days following month-end. There may be an additional delay for certain funds, as indicated on the website. Holdings information will remain available on the website until the next period’s information is posted. This information can be found at www.PacificLife.com, within the Pacific Life Funds’ prospectus information section, under “Additional Pacific Life Funds Information.”
How to Contact Pacific Life Funds
Contact Pacific Life Funds by:
Regular mail: Pacific Life Funds, P.O. Box 9768, Providence, RI 02940-9768
Express mail: Pacific Life Funds, 101 Sabin Street, Pawtucket, RI 02860
Phone: 1-800-722-2333
Website: www.PacificLife.com
How to Contact the SEC
Contact the SEC by:
Regular mail: SEC Public Reference Section, 100 F Street, N.E. Room 1580, Washington, D.C. 20549-0102
E-mail: publicinfo@sec.gov
Phone: 1-800-SEC-0330
Website: Visit the EDGAR database at: www.sec.gov
Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. In addition, information about the funds (including the SAI) can be reviewed and copied at the Public Reference Room. After paying a duplicating fee, you may make an electronic request for copies of this information.
NASD Public Disclosure Program
The NASD provides investor protection education through its website and printed materials. The NASD regulation website address is www.nasdr.com. An investor brochure that includes information describing the public disclosure program may be obtained from the NASD. The NASD Public Disclosure hotline number is (800) 289-9999. The NASD does not charge a fee for the Public Disclosure Program services.
SEC file number 811-10385

STATEMENT OF ADDITIONAL INFORMATION

Dated July 1, 2006, as amended and restated January 1, 2007

     Pacific Life Funds is an open-end investment management company and consists of 21 investment funds (each a “Fund”).

PORTFOLIO OPTIMIZATION FUNDS

Class A, B, C and R Shares

PL Portfolio Optimization Conservative (formerly PF Portfolio Optimization Model A)**
PL Portfolio Optimization Moderate-Conservative (formerly PF Portfolio Optimization Model B)**
PL Portfolio Optimization Moderate (formerly PF Portfolio Optimization Model C)**
PL Portfolio Optimization Moderate-Aggressive (formerly PF Portfolio Optimization Model D)**
PL Portfolio Optimization Aggressive (formerly PF Portfolio Optimization Model E)**

UNDERLYING FUNDS

Class A Shares (available to investors in Class A, B, or C shares)

PL Money Market Fund (formerly PF Pacific Life Money Market Fund)*

Class A Shares (only available for investment by the Portfolio Optimization Funds)

PL Main Street® Core Fund (formerly PF Oppenheimer Main Street Core Fund)*
PL Emerging Markets Fund (formerly PF Oppenheimer Emerging Markets Fund)*

Class A, B, and C Shares (not available to new investors after December 31, 2006)

PL International Value Fund (formerly PF AllianceBernstein International Value Fund)*
PL Short Duration Bond Fund (formerly PF Goldman Sachs Short Duration Bond Fund)*
PL Growth LT Fund (formerly PF Janus Growth LT Fund)*
PL Mid-Cap Value Fund (formerly PF Lazard Mid-Cap Value Fund)*
PL Large-Cap Growth Fund (formerly PF Loomis Sayles Large-Cap Growth Fund)*
PL International Large-Cap Fund (formerly PF MFS International Large-Cap Fund)*
PL Small-Cap Growth Fund (formerly PF NB Fasciano Small Equity Fund)*
PL Managed Bond Fund (formerly PF PIMCO Managed Bond Fund)*
PL Inflation Managed Fund (formerly PF PIMCO Inflation Managed Fund)*
PL Large-Cap Value Fund (formerly PF Salomon Brothers Large-Cap Value Fund)*
PL Comstock Fund (formerly PF Van Kampen Comstock Fund)**
PL Mid-Cap Growth Fund (formerly PF Van Kampen Mid-Cap Growth Fund)**
PL Real Estate Fund (formerly PF Van Kampen Real Estate Fund)**

 *Classified as diversified

**Classified as non-diversified

     This Statement of Additional Information (SAI) relates to Class A, B, C, and R shares, as applicable, and is intended to supplement the information provided in the Class A, B, C and R shares Prospectus dated July 1, 2006, as amended and restated January 1, 2007 and any supplements thereto (the “Prospectus”) and has been filed with the Securities and Exchange Commission (SEC) as part of the Pacific Life Funds’ Registration Statement. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Prospectus and retained for future reference. The contents of this SAI are incorporated by reference into the Prospectus. A copy of the Prospectus may be obtained free of charge from an authorized dealer or by writing to Pacific Life Funds at the below address.

Distributor:	Fund information:
Pacific Select Distributors, Inc.	Pacific Life Funds
700 Newport Center Drive	P.O. Box 9768
P.O. Box 9000	Providence, RI 02940-9768
Newport Beach, CA 92660	1-800-722-2333
Internet: www.PacificLife.com

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INTRODUCTION

      This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Pacific Life Funds’ securities and investment techniques.

ADDITIONAL INVESTMENT POLICIES OF PACIFIC LIFE FUNDS

      The investment objective and principal investment policies of each Fund are described in the Prospectus. The following descriptions and the information in the section “Investment Restrictions” provide more detailed information on investment policies that apply to each Fund, and are intended to supplement the information provided in the Prospectus. Any percentage limitations noted, unless otherwise specified, are based on market value at the time of investment. If net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities.

      The Portfolio Optimization Funds normally invest all of their assets in Class A shares of other Pacific Life Funds, as described in the Prospectus. The Pacific Life Funds, other than the Portfolio Optimization Funds, may be referred to herein as the “Underlying Funds.”

      Unless otherwise noted, a Fund may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectus or this SAI that the Adviser or Fund Manager (the Manager) reasonably believes is compatible with the investment objectives and policies of that Fund, except that the Portfolio Optimization Funds will limit their investments to shares of the Underlying Funds, U.S. government securities (see description within this SAI, hereinafter referred to as U.S. Government Securities) and short-term debt instruments. Net assets are assets in each Fund, minus any liabilities.

      Unless otherwise noted, a Fund (other than the Portfolio Optimization Funds) may lend up to 33 1/3% of its assets to broker/dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid securities (up to 10% for the PL Money Market Fund).

PL International Value Fund

This Fund is not available to new investors after December 31, 2006.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest up to 5% of its assets in debt securities that are rated below investment grade, or if not rated, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also invest in: convertible securities; depositary receipts including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs); rights and warrants; instruments of supranational entities denominated in foreign currencies; securities of multinational companies, and semi-governmental securities; nonconvertible fixed income securities denominated in foreign currencies; firm commitment agreements which may include purchases on a when-issued basis, purchases or sales on a delayed delivery basis; small-capitalization stocks, variable and floating rate securities, U.S. Government Securities; bank obligations; futures contracts and options on futures contracts with respect to securities, indices, and currencies; currency swaps and forward currency exchange contracts; and repurchase agreements. The Fund’s investments in convertible securities are not subject to the limitations described in the section “Bank Obligations.” The Fund may engage in foreign currency transactions, purchase securities on margin, and engage in short sales and short sales against the box.

      The Fund may also purchase and sell financial futures contracts, stock index futures contracts, securities futures contracts and foreign currency futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. and may purchase and write put and call options on foreign currencies and stock indexes. The Fund may also invest in U.S. dollar-denominated corporate debt securities of domestic issuers and foreign issuers, and debt securities of foreign issuers denominated in foreign currencies, rated Baa or better by Moody’s Investor Service, Inc. (Moody’s) or BBB or better by Standard and Poor’s Rating Services (S&P), or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix.

PL Short Duration Bond Fund

This Fund is not available to new investors after December 31, 2006.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: adjustable rate mortgage loans (ARMs) and real estate mortgage investment conduits (REMICs); asset-backed securities (including but not limited to those issued or guaranteed by U.S. government agencies, instrumentalities or sponsored entities); zero coupon bonds; deferred interest bonds; payment-in-kind bonds (PIKs); variable and floating rate securities; when issued or delayed delivery securities; Yankee bonds, see “Foreign Securities”; Eurobonds; and preferred stock. The Fund may only invest in debt securities rated at least Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. In the event that a security owned by the Fund is downgraded to below Baa or BBB rating, the Fund may nonetheless retain the security. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may engage in short sales against the box.

      In addition to the derivatives described in the Prospectus, the Fund may also purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest and on yield curve options. The Fund may also engage in various futures contracts and swap agreements and purchase and write (sell) put and call options thereon.

PL Growth LT Fund

This Fund is not available to new investors after December 31, 2006.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: warrants, however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. Government Securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; repurchase agreements; and reverse repurchase agreements. The Fund may also invest in small capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies rated Baa or better by Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Fund may also invest up to 10% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also invest in money market funds, including those managed by Janus, as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC.

      The Fund is also permitted to invest in equity securities of foreign issuers if such security is listed on a U.S. exchange. In addition, the Fund may purchase ADRs, EDRs, GDRs, and other types of receipts evidencing ownership of the underlying foreign securities. The Fund may purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indexes, and foreign currencies. In addition, the Fund may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in forward foreign currency contracts and foreign currency transactions.

PL Mid-Cap Value Fund

This Fund is not available to new investors after December 31, 2006.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: preferred stocks; securities convertible into or exchangeable for common stocks; forward foreign currency contracts; repurchase agreements; reverse repurchase agreements; ADRs; GDRs; firm commitment agreements; when-issued securities; and up to 5% of its assets in rights. The Fund may invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund may purchase securities on margin and may invest a portion of its assets in investment grade debt securities, including: U.S. Government Securities; commercial paper; mortgage-related securities; variable and floating rate securities; other short-term bank obligations; and U.S. dollar-denominated corporate debt securities (including U.S. dollar-denominated debt securities of foreign issuers, certain foreign bank and government obligations, foreign government and international agencies).

      The Fund may also purchase and write put and call options on securities, stock indexes and foreign currencies and may purchase cash-settled options on interest rate swaps and equity index swaps. The Fund may enter into interest rate, interest rate index, and currency exchange rate swap agreements and purchase and sell options thereon. In addition, the Fund may purchase or sell futures contracts on securities, stock indexes, and currency, and options thereon. The Fund may engage in foreign currency transactions: (1) to fix in U.S. dollars the value of a security the Fund has agreed to buy or sell between the trade and settlement dates; and (2) to hedge the U.S. dollar value of securities the Fund already owns. The Fund will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Fund may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also invest in equity real estate investment trusts (REITs).

PL Large-Cap Growth Fund

This Fund is not available to new investors after December 31, 2006.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest a portion of its assets in: preferred stocks, convertible securities, corporate debt securities, bankers acceptances, commercial paper, equity and/ or debt REITs, U.S. Government Securities and securities issued by its agencies or instrumentalities, repurchase agreements, warrants, securities issued on a when-issued or delayed delivery basis up to 10% of its assets in convertible securities, although the Fund will not invest in nonconvertible corporate debt securities rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix. The Fund may also engage in short sales against the box.

      The Fund may also use forward contracts, futures contracts (including interest rate, currency or stock index futures), and purchase and write covered options on securities, indices, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund’s assets. The Fund may also engage in foreign currency transactions and forward currency contracts. The Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the Fund’s assets. The Fund may also engage in foreign currency transactions and forward currency contracts.

      The Fund may borrow from banks and broker/dealers. However, the Fund may not borrow for leveraging, but may borrow for temporary or emergency cash purposes in anticipation of or in response to adverse market conditions, or for cash management purposes.

PL International Large-Cap Fund

This Fund is not available to new investors after December 31, 2006.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: warrants and rights; repurchase agreements; investment in other investment companies (open-end and/or closed-end funds); and short-term instruments, including U.S. Government Securities; commercial paper and bank obligations.

      In addition to the derivatives described in the Prospectuses, the Fund may also engage in foreign currency transactions and forward foreign currency contracts. The Fund may also engage in the purchase and writing of put and call options on foreign currencies, futures contracts, securities and stock indexes.

PL Small-Cap Growth Fund (formerly called PFNB Fasciano Small Equity Fund)

This Fund is not available to new investors after December 31, 2006.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest a portion of its assets in: high-quality money market instruments; mortgage-related and asset-backed securities; convertible securities; repurchase agreements and reverse repurchase agreements; small-capitalization stocks; ADRs; U.S. Government Securities and securities issued by its agencies or instrumentalities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; variable and floating rate securities; firm commitment agreements; warrants and rights; when-issued securities; and securities of foreign issuers traded in the U.S. securities markets and outside the U.S. (including commercial paper).

      The Fund may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies rated Baa or better by Moody’s or BBB or better by S&P, or, it not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities see “Description of Bond Ratings” in the Appendix.

      Bank obligations of foreign banks (including U.S. branches of foreign banks) in which the Fund may invest must, at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets be among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose of which do not offer all banking services) in the U.S.; and (iv) in the opinion of the Manager, be of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

      In pursuing its investment objectives, the Fund may purchase put and call options on securities and securities indexes and may write covered call and secured put options. The Fund may also purchase and sell stock index futures contracts and options thereon. The Fund may buy or sell foreign currencies on a spot (cash) basis and enter into forward foreign currency contracts or purchase and write options on foreign currencies or foreign currency futures contracts and purchase and write options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in short sales against the box, as long as no more than 15% of the Fund’s net assets would be subject to such short sales at any time.

PL Main Street® Core Fund

This Fund is only available for investment by the Portfolio Optimization Funds.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in high yield and convertible bonds; repurchase agreements; equity-linked and index-linked securities; rights; firm commitment agreements; when-issued securities; and other fixed income securities including, but not limited to high yield/high risk debt securities. The Fund may invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund is also permitted to invest in U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies. The

Fund may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      To invest temporary cash balances, to maintain liquidity to meet redemptions or expenses, or for temporary defensive purposes, the Fund may invest in: money market instruments, including U.S. Government Securities short-term bank obligations rated in the highest two rating categories by Moody’s or S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager; certificates of deposit; time deposits; loans or credit agreements; banker’s acceptances; short-term debt obligations of savings and loan institutions; and commercial paper and corporate obligations, including variable and floating rate securities that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody’s or S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager.

      In addition to the derivatives described in the Prospectus, the Fund may also purchase and write put and call options on securities and stock indexes and may purchase or sell stock index futures contracts and options thereon. The Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. exchange, board of trade, or similar entity.

PL Emerging Markets Fund

This Fund is only available for investment by the Portfolio Optimization Funds.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: U.S. Government Securities; high quality debt securities; money market obligations; and cash to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Such money market obligations may include short-term corporate or U.S. government obligations and bank certificates of deposit. The Fund may also invest in: nonconvertible fixed income securities denominated in foreign currencies; small capitalization stocks; equity index swap agreements; equity-linked securities. ADRs; GDRs, EDRs, or other securities convertible into equity securities of U.S. or foreign issuers; variable and floating rate securities; warrants and rights; preferred stock; repurchase agreements; reverse repurchase agreements; firm commitment agreements; and when-issued securities. The Fund is also permitted to invest in other investment companies, including OPALS. The debt securities (including commercial paper, foreign government and international agencies) and money market obligations in which the Fund invests may be issued by U.S. and foreign issuers and may be denominated in U.S. dollars or foreign currencies.

      The Fund may invest in corporate debt securities rated Baa or lower by Moody’s or BBB or lower by S&P (although it may not invest in securities rated C or lower), or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      The Fund may use derivatives (including options, futures contracts and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Fund’s investment goal. Derivatives could increase a Fund’s volatility and reduce returns.

PL Managed Bond Fund

This Fund is not available to new investors after December 31, 2006.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in: mortgage-related securities including collateralized mortgage obligations (CMOs) and mortgage-backed bonds; collateralized loan obligations (CLO), collateralized debt obligations (CDO), and collateralized bond obligations (CBOs); variable and floating rate debt securities; bank obligations; firm commitment agreements; when-issued securities; ADRs; emerging markets debt; Brady Bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) or government agencies; and repurchase and reverse repurchase agreements. The Fund may engage in short sales and short sales against the box. The Fund may invest up to 5% of its net assets in event-linked bonds.

      The Fund may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than B), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Fund, except as provided above, may invest only in securities rated Baa or higher by Moody’s or BBB or higher by S&P or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Fund will be A or higher. In the event that a security owned by the Fund is downgraded to below a B rating, the Fund may nonetheless retain the security. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      In pursuing its investment objective, the Fund may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, total return interest rate index, currency exchange rate swap agreements, purchase and write credit default swaps, and purchase and sell options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Fund may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

PL Inflation Managed Fund

This Fund is not available to new investors after December 31, 2006.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in: mortgage-related securities including CMOs and mortgage-backed bonds; CLO, CDO, and CBOs; variable and floating rate debt securities; bank obligations; firm commitment agreements; when-issued securities; ADRs; emerging markets debt; Brady Bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) or government agencies; and repurchase and reverse repurchase agreements. The Fund may engage in short sales and short sales against the box. The Fund may invest up to 5% of its net assets in event-linked bonds.

      The Fund may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than B), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Fund, except as provided above, may invest only in securities rated Baa or better by Moody’s or BBB or better by S&P or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Fund will be A or higher. In the event that a security owned by the Fund is downgraded to below a B rating, the Fund may nonetheless retain the security. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      In pursuing its investment objective, the Fund may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, total return, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Fund may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

PL Money Market Fund

Class A shares of this Fund are available to investors in Class A, B or C shares.

      The Fund may invest only in U.S. dollar-denominated securities that present minimal credit risk. The Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund’s Board of Trustees that conform to SEC rules for money market funds. In addition, the Fund is subject to diversification and portfolio maturity standards applicable to money market funds under SEC rules.

      A money market instrument will be considered to be highest quality if (1) the instrument (or other comparable short-term instrument of the same issuer) is rated in the highest rating category, (i.e., Prime-1 by Moody’s or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations (NRSROs) or, (ii) if rated by only one NRSRO, by that NRSRO; or (2) (i) the security is unrated, or (ii) the issuer’s other securities have a long-term rating from any NRSRO within the three highest rating categories (i.e. Aaa, Aa or A by Moody’s, or AAA, AA or A by S&P), and in either case the security to be purchased is considered to be of equivalent quality as determined by the Manager to a security in the highest rating category; or (3) it is a U.S. Government Security. The Fund may not invest more than 5% of its assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. Government Securities and repurchase agreements thereon and securities subject to certain guarantees. This limitation is subject to a temporary exception for up to 25% of the Fund’s assets. For more information on diversification, see “Diversification Versus Non-Diversification.”

      With respect to 5% of its assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Prime-2 by Moody’s or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The Fund may not invest more than the greater of 1% of its assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category.

      The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Fund must generally, with respect to 75% of its assets, invest no more than 10% of its assets in securities issued by or subject to guarantees or demand features from the same entity.

      In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Adviser, under procedures approved by the Board of Trustees, shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. The Fund’s investments are limited to securities that mature within 397 calendar days or less from the date of purchase (a repurchase agreement, unless subject to a demand feature, should be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur).

      In addition to the securities and investment techniques described in the Prospectus, the Fund may also invest in: firm commitment agreements; when-issued securities; short-term corporate debt securities (including U.S. dollar denominated debt securities of foreign issuers and obligations of government and international agencies); mortgage-related securities; commercial paper; bank obligations; variable and floating rate securities; savings and loan obligations; and repurchase agreements involving these securities. The Fund may also invest in restricted securities and up to 10% of its net assets in illiquid securities.

      The Fund may not engage in futures contracts and options on futures contracts or purchase, write, or sell options on securities.

PL Large-Cap Value Fund

This Fund is not available to new investors after December 31, 2006.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest a portion of its assets in: short-term fixed income securities, such as repurchase agreements, commercial paper, U.S. Government Securities, bank obligations, and cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Fund is also permitted to invest in: mortgage-related securities; small-capitalization stocks; unseasoned issuers; equity REITs; ADRs; Yankee bonds and other foreign securities quoted in U.S. dollars; variable and floating rate securities; firm commitment agreements; when-issued securities; and illiquid securities. The Fund may invest without limit in high yield convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield nonconvertible debt securities. The Fund may also invest up to 5% of its assets (no limit on below investment grade convertible securities) in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may engage in short sales against the box.

      The Fund may purchase and write put and call options (including caps, collars and floors) on securities and securities indexes and enter into or engage in the following: stock, index and currency futures contracts (including foreign currency) and purchase and write options thereon; forward currency contracts; foreign currency transactions; and purchase and write options on currencies. The Fund will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in swaps.

PL Comstock Fund

This Fund is not available to new investors after December 31, 2006.

      The Fund is classified as a non-diversified fund.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: commercial paper; certificates of deposit; repurchase agreements or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, PIK and step coupon bonds; and securities of other investment companies. The Fund is also permitted to invest up to 35% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also engage in short sales against the box.

      In addition, the Fund may purchase and sell futures contracts on securities, interest rate indexes, foreign currencies, and options thereon, including Eurodollar instruments. The Fund may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Fund may engage in forward contracts, forward foreign currency contracts, foreign currency transactions, and purchase and write options on foreign currencies. The Fund may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter. The Fund may purchase and write options on the same types of securities that the Fund may purchase directly.

PL Mid-Cap Growth Fund

This Fund is not available to new investors after December 31, 2006.

      The Fund is classified as a non-diversified fund.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. Government Securities; mortgage “dollar roll” transactions; variable and floating rate securities; repurchase agreements; securities issued on a when-issued basis; corporate debt securities; zero coupon bonds; deferred interest bonds; and PIK bonds, although the Fund will not invest more than 10% of its assets in lower rated debt securities (rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager), including foreign and domestic securities. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also invest up to 25% of its assets in foreign securities, including emerging markets, ADRs, EDRs, and GDRs. The Fund may engage in short sales and short sales against the box.

      The Fund may engage in the purchase and writing of put and call options on foreign currencies, securities, and stock indexes. The Fund may also engage in futures contracts on foreign currencies, securities, and stock indexes, and may purchase and sell put and call options thereon. The Fund may also enter into forward contracts. In addition, the Fund will not invest more than 5% of its assets in unsecured debt obligations of issuers which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years’ continuous business operation or relevant business experience.

      The Fund may invest in, but is not currently anticipated to use: corporate asset-backed securities; mortgage-related securities (including CMOs, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Fund may not invest in Brady Bonds; reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

PL Real Estate Fund

This Fund is not available to new investors after December 31, 2006.

      The Fund is classified as a non-diversified fund.

      For purposes of the Fund’s investment policies, a company is principally engaged in the real estate industry if: (1) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (2) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and up to 10% of its assets in foreign securities (which may include EDRs and GDRs) including: U.S. dollar-denominated corporate debt securities, certain foreign bank obligations, and foreign government and intentional agencies. The Fund may buy and sell put and call options on securities and may purchase and sell futures contracts on interest rates and options thereon. The Fund may also invest in the following: ADRs; bank obligations; U.S. Government Securities; convertible securities; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; preferred stock; repurchase agreements; currency exchange rate swap agreements; interest rate derivative products, such as swaps (including interest rate index swaps), caps, collars and floors; and structured notes.

      Because of the PL Real Estate Fund’s policy of concentrating its investments in securities of real estate operating companies (REOCs) and REITs, the Fund is significantly impacted by the performance of the real estate industry. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets, and is also subject to the risks associated with the direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses, including insurance; changes in laws, including zoning law; losses due to costs resulting from the clean-up of environmental problems; liabilities to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates.

      Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the investments owned by the Fund are located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers may also have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of REITs and REOCs to vary their portfolios promptly in response to changes in economic or other conditions is limited. A REIT or REOC may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

      In addition, properties are likely to be adversely affected if a significant tenant ceases operation, voluntarily or otherwise. Certain commercial properties may require their owner to expend significant amounts of capital for general and continuing capital improvements. The value and successful operation of certain commercial properties may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities and adverse economic conditions in the locale.

Diversification Versus Non-Diversification

      Each Fund, other than the Portfolio Optimization Funds, PL Money Market Fund, PL Comstock Fund, PL Mid-Cap Growth Fund, and PL Real Estate Fund, is diversified, so that with respect to 75% of each such Fund’s assets, it may not invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) it would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to U.S. Government Securities. With respect to 100% of its assets, the PL Money Market Fund may not invest more than 5% of its assets in the securities of any one issuer, with the exception of U.S. Government Securities and securities subject to certain guarantees. In addition, the PL Money Market Fund may invest up to 25% of its assets in the top-rated securities of a single issuer for a period of up to three business days after acquisition of the security.

      The Portfolio Optimization Funds, PL Comstock, PL Mid-Cap Growth, and PL Real Estate Funds are “non-diversified,” which means that the proportion of a Fund’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (1940 Act). However, there are certain Federal tax diversification requirements (for more information, see the “Taxation” section). Because non-diversified funds may invest in a smaller number of companies than a diversified fund, an investment in these funds may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund. Each non-diversified Fund reserves the right to become a diversified Fund by limiting the investments in which more than 5% of each Fund’s assets are invested. Being classified as a non-diversified Fund does not prevent a Manager from managing as though it were a diversified Fund.

SECURITIES AND INVESTMENT TECHNIQUES

      Unless otherwise stated in the Prospectus, many investment techniques, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective, hedging techniques may not be available when sought to be used by a Manager, or Managers may simply elect not to engage in hedging and have a Fund assume full risk of the investments. Investors should not assume that any Fund will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

      The investment techniques described below may be pursued directly by the Underlying Funds. As a general matter, the Portfolio Optimization Funds do not invest directly in securities. However, the Portfolio Optimization Funds are subject to the risks described below indirectly through their investment in the Underlying Funds.

U.S. Government Securities

      All Funds may invest in U.S. Government Securities. U.S. Government Securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (GNMA) certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.

      Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.

Inflation-Indexed Bonds

      Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (CPI) accruals as part of a semiannual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

      Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15

($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

      If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.

      However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

      The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

      While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

      The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, a Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Real Estate Investment Trusts

      REITs pool investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distributes to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

      REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the Code), or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

      Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. Also, real estate can be destroyed by terrorist acts, war, or other acts that destroy real estate such as natural disasters.

Mortgages and Mortgage-Related Securities

      Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment policies, a fund may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Pacific Funds’ policies concerning diversification and concentration, see “Diversification versus Non-Diversification” and “Concentration Policy.”

      Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Manager.

      The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Managers. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs or clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

      Mortgage Pass-Through Securities. These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or GNMAs); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

      GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (FHA), or guaranteed by the Department of Veterans Affairs (VA). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

      Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Fund to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates.

Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

      FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages from FHLMC’s national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

      Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., A, B, C, Z) of CMO bonds (Bonds). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan funds.

      FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/ servicers and poolers, the Adviser or Manager determines that the securities meet a Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Fund’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

      CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (IO) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (1933 Act). CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed illiquid and subject to a Fund’s limitations on investment in illiquid securities.

      Inverse Floaters and Planned Amortization Class Certificates (PAC). Planned amortization class certificates are parallel-pay real estate mortgage investment conduit (REMIC) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

      A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (SMBS) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Fund’s limitations on investments in illiquid securities.

      Mortgage Dollar Rolls. Mortgage “dollar rolls” are contracts in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Other Asset-Backed Securities

      Other asset-backed securities are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

      Collateralized Debt Obligations. Collateralized debt obligations (CDOs), which includes collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

      For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity tranche” which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

      The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments may be made in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Linked Securities

      Linked securities are fixed income securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Among the types of linked securities in which a Fund can invest in include:

      Equity-Linked, Debt Linked, and Index-Linked Securities. Equity-linked, debt linked, and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked, debt linked, or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see “Foreign Securities.” In addition, a Fund bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements. For more information concerning the risks associated with investing in stock index futures, warrants and swap agreements, see “Stock Index Futures” under “Futures Contracts and Options on Futures Contracts,” “Risks of Swap Agreements” under “Swap Agreements and Options on Swap Agreements,” and “Warrants and Rights.”

      Currency-Indexed Securities. Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Event-Linked Bonds

      Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

      Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid and Restricted Securities” for more information. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds

      Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

      A Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code and the regulations thereunder. A Fund may obtain such cash from selling other fund holdings which may cause a Fund to incur capital gains or losses on the sale.

High Yield Bonds

      High yield bonds are high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody’s or S&P, of equivalent quality (high yield bonds are commonly referred to as “junk bonds”) as determined by the manager.

      In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Fund. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

      Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Brady Bonds may be considered high yield bonds. For more information on Brady Bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

      High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery.

      A Fund may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

      In the case of high yield bonds structured as zero-coupon or payment-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

      The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

      There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

Participation on Creditors Committees

      A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when a Manager believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by a Fund.

Bank Obligations

      Bank obligations include certificates of deposit, bankers’ acceptances, fixed time deposits, and loans or credit agreements. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% for the PL Money Market Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

      A Fund may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See “Delayed Funding Loans and Revolving Credit Facilities,” “Loan Participations” and “Variable and Floating Rate Securities” below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

      Unless otherwise noted, a Fund will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation (FDIC); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

      Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

      Unless otherwise noted, a Fund may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund (SAIF); (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the institution is insured by the SAIF.

      A Fund will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its net assets (10% for the PL Money Market Fund) would be invested in such securities, other illiquid securities, or securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

Delayed Funding Loans and Revolving Credit Facilities

      Each Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate liquid assets.

      A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available markets illiquid for purposes of a Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Fund.

Loan Participations

      Each Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interest in which a Fund intends to invest may not be rated by any nationally recognized rating service.

      A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

      A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, a Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

      Each Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

      Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see Investment Restrictions). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by a Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require a Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether a Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

      Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Funds’ investment restriction relating to the lending of funds or assets by a Fund.

      Investment in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Municipal Securities

      Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

      The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

      Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

      When a Fund purchases municipal securities, the Fund may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-

dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal over-the-counter transactions, there is counter-party risk of default which could result in a loss to the Fund.

Small Capitalization Stocks

      Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Fund of securities to meet redemptions, or otherwise, may require a Fund to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Corporate Debt Securities

      The debt securities in which any Fund may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Fund, or, if not so rated, are, in the Manager’s opinion, comparable in quality to corporate debt securities in which a Fund may invest. In the event that a security owned by a Fund is downgraded to below the Fund’s respective minimum ratings criteria, the Fund may nonetheless retain the security.

      The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

      Tender Option Bonds. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.

Variable and Floating Rate Securities

      Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

      The interest rate on a floating rate debt instrument (floater) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Funds with a certain degree of protection against rises in interest rates, Funds investing in floaters will participate in any declines in interest rates as well.

      The interest rate on a leveraged inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund’s limitations on investments in such securities.

      A super floating rate collateralized mortgage obligation (super floater) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Custodial Receipts and Trust Certificates

      Custodial receipts and trust certificates which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities may include U.S. Government Securities, municipal securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Fund may also invest in separately issued interests in custodial receipts and trust certificates.

      Although under the terms of a custodial receipt or trust certificate a Fund would be typically authorized to assert their rights directly against the issuer of the underlying obligation, a Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

      Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Commercial Paper

      Each Fund, may invest in commercial paper denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. If issued by a foreign corporation, such commercial paper is U.S. dollar-denominated and not subject at the time of purchase to foreign tax withholding.

      Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P; a Fund, other than the PL Money Market Fund, may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which that Fund may invest. With respect to the PL Money Market Fund, determination of eligibility for that Fund will be in accordance with the standards described in the discussion of that Fund in the Prospectus and in “Additional Investment Policies of the Funds” above. Master demand notes are considered by the PL Money Market Fund to have a maturity of one day unless the Adviser or Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody’s and S&P ratings applicable to commercial paper.

Convertible Securities

      Convertible securities are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

      A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Fund, the Adviser or Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

      Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar nonconvertible securities.

      A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income (fixed-income component) and the right to acquire equity securities (convertibility component). This combination is achieved by investing in nonconvertible fixed-income securities (nonconvertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

      However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

      More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

      A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Repurchase Agreements

      Repurchase agreements entail the purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Fund acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time a Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

      If the party agreeing to repurchase should default and if the value of the securities held by a Fund should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA, or A by S&P) or, if not rated by Moody’s or S&P, are of equivalent investment quality as determined by the Adviser or Manager, except that the PL Money Market Fund will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for that Fund as described in the Prospectus and in the discussion of that Fund’s investment objective and policies above.

      Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements.

      A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Fund (10% for the PL Money Market Fund). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Fund also might incur disposition costs in connection with liquidating the securities.

Borrowing

      Each Fund may borrow up to certain limits. A Fund may not borrow if, as a result of such borrowing, the total amount of all money borrowed by a Fund exceeds 33 1/3% of the value of its total assets (at the time of such borrowing), including reverse repurchase agreements. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements and the purchase of securities on margin will be included as borrowing subject to the borrowing limitations described above. Each Fund may use short-term credit as necessary for the clearance of purchases and sales of securities.

Reverse Repurchase Agreements and Other Borrowings

      Reverse repurchase agreements, among the forms of borrowing, involve the sale of a debt security held by the Fund, with an agreement by that Fund to repurchase the security at a stated price, date and interest payment.

      A Fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

      A Fund may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. Government Securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

Firm Commitment Agreements and When-Issued or Delayed Delivery Securities

      Firm commitment agreements are agreements for the purchase of securities at an agreed upon price on a specified future date. A Fund may purchase new issues of securities on a “when-issued” or “delayed delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction or in some cases may be conditioned on a subsequent event. Such transactions might be entered into, for example, when the Adviser or Manager to a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

      A Fund, except for the PL International Value Fund and the PL Mid-Cap Value Fund, will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price — and all the rights and risks of ownership of the securities — accrue to a Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such securities it will segregate assets consisting of U.S. Government Securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities. Delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date.

Loans of Fund Securities

      For the purpose of realizing additional income, each Fund may make secured loans of its securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. Government Securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) a Fund may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) a Fund will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of a Fund. For purposes of determining compliance with the 33 1/3%, total assets may include the value of the collateral. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its fund securities, a Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. Although Pacific Life Funds has authorized PFPC, Inc. (PFPC) to engage in securities lending, as of the date of this SAI it does not presently do so. In determining whether to lend securities, PFPC would consider all relevant facts and circumstances, including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of securities. A Fund may recall securities if the Manager wishes to vote on matters put before shareholders.

Short Sales

      A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, a Fund may make short sales in an attempt to maintain fund flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

      When a Fund makes a short sale, a Fund must arrange through a broker to borrow the security to deliver to the buyer; and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium to borrow the security. A Fund must also pay any dividends or interest payable on the security until the Fund replaces the security.

      A Fund’s obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash, U.S. Government Securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, a Fund will be required to maintain cash or liquid securities, marked-to-market daily, in segregation in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short.

Short Sales Against the Box

      A short sale is “against the box” when a Fund enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. A Fund’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Illiquid and Restricted Securities (including Private Placements)

      Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such security at a time when a Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Illiquid securities are considered to include among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws.

      A Fund will not acquire restricted securities (including privately placed securities) if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of a Fund’s net assets, and in the case of the PL Money Market Fund, 10% of the value of its Fund net assets. The privately placed securities in which these Funds may invest are called restricted securities because there are restrictions or conditions attached to their resale.

      Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Manager will consider whether steps should be taken to assure liquidity.

      Certain restricted securities may be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities. A Fund may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Manager determines that the security is liquid under guidelines adopted by the Fund’s Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Precious Metals-Related Securities

      Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

      The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

Foreign Securities

      American Depositary Receipts (ADRs) are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or over-the-counter in the United States. European Depositary Receipts (EDRs) and global Depositary Receipts (GDRs) are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign fund transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) and capital gains from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs, EDRs and GDRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.

      There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

      Semi-governmental securities are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers. Eurobonds are bonds denominated in U.S. dollars or other currencies and sold to investors outside the country where currency is used. Yankee bonds are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign issuers. Yankee bonds are subject to certain sovereign risks.

      It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its fund transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

      With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

      The dividends and interest payable on certain of a Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

      Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See “Transfer Agency and Custody Services” for more information concerning the Pacific Life Funds’ custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Fund, will not occur, and shareholders bear the risk of losses arising from these or other events.

      Furthermore, there are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

      Each of the emerging countries, including Asia and Eastern Europe, may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of the Funds’ assets. A Fund’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Investment opportunities within former “east bloc” countries in Eastern Europe may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

      Included among the emerging market debt obligations in which a Fund may invest are Brady Bonds, which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds are not considered U.S. Government Securities and are considered speculative. Brady Bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the over-the-counter secondary market.

      Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

      Supranational entities are entities designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.

      Investors should understand that the expense ratio of a Fund that invests in foreign securities may be higher than investment companies investing in only domestic securities since the cost of maintaining the custody of foreign securities is higher.

Foreign Currency Transactions and Forward Foreign Currency Contracts

      Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than 0.15 of 1% due to the costs of converting from one currency to another. However, a Fund has authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates and, with respect to the PL Managed Bond Fund and the PL Inflation Managed Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. When entering into such contracts, a Fund assumes the credit risk of the counterparty.

      Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or fund positions. A Fund may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund arising from the purchase and sale of fund securities, the sale and redemption of shares of a Fund, or the payment of dividends and distributions by a Fund. Position hedging is the sale of forward foreign currency contracts with respect to fund security positions denominated in or exposed to a foreign currency. In connection with either of these types of hedging, a Fund may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which fund securities are or are expected to be denominated. Proxy hedging is often used when a currency in which fund securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. In addition to the above, a fund may also cross-hedge between two non-U.S. currencies, which involves moving a security from one currency into a second currency that is not the currency that account performance is based upon.

      A Fund may enter into forward foreign currency contracts under the following circumstances: First, when a Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Second, when the Manager of a Fund believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Fund’s securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Fund (except the PL Managed Bond Fund and the PL Inflation Managed Fund) enter into forward contracts or maintain a net exposure to such contracts, where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of that Fund’s holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings. In addition, in no event will a Fund enter into forward contracts under this second circumstance, if, as a result, a Fund will have more than 25% of the value of its total assets committed to the consummation of such contracts.

      The Funds will cover outstanding forward currency contracts by maintaining liquid fund securities or other assets denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying fund securities, cash or liquid equity or debt securities will be segregated in an amount equal to the value of a Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of a Fund’s commitments with respect to such contracts.

      When a Manager of a Fund believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of a Fund’s holdings denominated in or exposed to such foreign currency. At the maturity of the forward contract to sell, a Fund may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating a Fund to purchase, on the same maturity date, the same amount of the foreign currency.

      It is impossible to forecast with absolute precision the market value of fund securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.

      If a Fund retains the security and engages in an offsetting transaction, a Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      A Fund is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Manager. It also should be realized that this method of protecting the value of a Fund’s holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

      Although a Fund values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options

      Purchasing and Writing Options on Securities. A Fund may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established over-the-counter market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

      An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Fund will enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund will continue to receive interest income on such security.

      A Fund may purchase call options on securities to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may also allow options to expire unexercised.

      In order to earn additional income on its securities or to protect partially against declines in the value of such securities, a Fund may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

      In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Fund may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

      A Fund may write call options and put options only if they are “covered” or if sufficient liquid assets have been segregated to allow the Fund to acquire the security without additional cash consideration (“secured”). Call Options. A call option written (sold) by the Fund is covered if the Fund owns the security underlying the call option or if the Fund holds a call option on the same security if the exercise price of the call option held (i) is equal to or less than the exercise price of the call option written or (ii) is greater than the exercise price of the call option written, if the difference is maintained by the Fund in segregated cash, U.S. Government Securities or liquid securities marked-to-market daily. The call option is also covered if the Fund maintains segregated cash, U.S. Government Securities or liquid securities marked-to-market daily with a value equal to the market value of the underlying security. Put Options. A put option written (sold) by the Fund is covered if the Fund sells short the security underlying the put option at a price equal to or greater than the exercise price, or holds a put option on the same underlying security with an exercise price equal to or greater than the exercise price of the put option written by the Fund. The put option is also covered if the Fund maintains segregated cash, U.S. Government Securities or liquid securities marked-to-market daily with a value equal to the exercise price of the written put option.

      Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

      A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

      The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same segregated cash, U.S. Government Securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate cash, U.S. Government Securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

      Purchasing and Writing Options on Stock Indexes. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

      A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

      Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

      In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash — not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index multiplier. A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (OCC).

      Gains or losses on a Fund’s transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. A Fund may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Fund may also allow options to expire unexercised.

      Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

      If trading were suspended in an option purchased by a Fund, a Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.

      With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

      Spread Transactions. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Fund the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Fund in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Fund to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Fund’s objectives and to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options,” “Options on Foreign Currencies,” “Futures Contracts and Options on Futures Contracts,” and “Swap Agreements and Options on Swap Agreements” sections.

Yield Curve Options

      A Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other type of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      A Fund may purchase or sell (write) yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Manager, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.

      Yield curve options written by a Fund will be “covered.” A call or put option is covered if the Fund holds another call or put option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, a Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Options on Foreign Currencies

      Funds may purchase and sell options on foreign currencies for hedging purposes and, with respect to the PL Managed Bond Fund and the PL Inflation Managed Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its fund.

      Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require the Fund to forgo a portion or all of the benefits of advantageous changes in those rates.

      A Fund may write options on foreign currencies for hedging purposes and, with respect to the PL Managed Bond and PL Inflation Managed Funds, to increase exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be executed and the diminution in value of fund securities will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      A Fund may write covered call and put options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if a Fund (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in segregation) upon conversion or exchange of other foreign currency held in its fund; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Fund in segregated government securities, cash or liquid securities marked-to-market daily, and/or cash, U.S. Government Securities, or liquid securities marked-to-market daily; or (iv) segregates and marks-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Fund is “covered” if the option is secured by (i) segregated government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or segregated U.S. Government Securities, cash or liquid securities marked-to-market daily at least equal to the exercise price, (ii) sells short the security underlying the put option at an equal or greater exercise price, or (iii) a put on the same underlying currency at an equal or greater exercise price.

      A Fund also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a Fund collateralizes the option by segregating cash, U.S. Government Securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

      Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      In addition, options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investments in Other Investment Company Securities

      Under the 1940 Act, a Fund (other than the Portfolio Optimization Funds) may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies and unit investment trusts (UITs). These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act, such as hedge funds or private investment funds. In some instances, a Fund may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Fund invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Fund pays in connection with its own operations.

      Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

      Among the types of investment companies in which a Fund may invest are Portfolio Depositary Receipts (PDRs) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as “exchange traded funds” or ETFs). PDRs represent interests in a UIT holding a fund of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified foreign or domestic equity index (Index Fund). ETFs include, among others, Standard & Poor’s Depository Receipts (SPDRs), Optimized Funds as Listed Securities (OPALS), Dow Jones Industrial Average Instruments (Diamonds), Nasdaq 100 tracking shares (QQQ) and I-Shares.

      SPDRs. SPDRs track the performance of a basket of stocks intended to track the price performance and dividend yields of the S&P 500 until a specified maturity date. SPDRs are listed on the American Stock Exchange. Holders of SPDRs are entitled to receive quarterly distributions corresponding to dividends received on shares contained in the underlying basket of stocks net of expenses. On the maturity date of the SPDRs’ UIT, the holders will receive the value of the underlying basket of stocks.

      OPALS. OPALS track the performance of adjustable baskets of stocks until a specified maturity date. Holders of OPALS are entitled to receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS’ UIT, the holders will receive the physical securities comprising the underlying baskets.

      I-SharesTM. I-Shares track the performance of specified equity market indexes, including the S&P 500. I-Shares are listed on the American Stock Exchange and the Chicago Board Option Exchange. Holders of I-Shares are entitled to receive distributions not less frequently than annually corresponding to dividends and other distributions received on shares contained in the underlying basket of stocks net of expenses. I-Shares are Index Fund Shares. Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. Similarly, block sizes of Index Fund Shares, also known as “Creation Units”, are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

      The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Fund may not be able to recover the current value of its investment.

      Investments in ETFs will be limited to the percentage restrictions set forth above for investments in investment company securities. Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Futures Contracts and Options on Futures Contracts

      There are several risks associated with the use of futures and futures options. While portfolio hedging transactions may protect a Fund against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and/or the hedging vehicle, so that the Fund’s return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by a Manager.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

      Futures on Securities. A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date.

      If a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

      Interest Rate Futures. An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

      As a hedging strategy a Fund might employ, a Fund would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can invest in such securities in an orderly manner or because short-term yields are higher than long-term yields. Such purchase would enable a Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which a Fund intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract.

      A Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Fund would be substantially offset by the ability of a Fund to repurchase at a lower price the interest rate futures contract previously sold. While a Fund could sell the long-term debt security and invest in a short-term security, ordinarily a Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

      Stock Index Futures. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indices that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

      A Fund may purchase and sell stock index futures contracts to hedge its securities. A Fund may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of a Fund’s securities or an increase in the price of securities that a Fund intends to acquire. For example, a Fund may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Fund intends to sell. Similarly, to protect against a market advance when a Fund is not fully invested in the securities market, a Fund may purchase stock index futures that may partly or entirely offset increases in the cost of securities that a Fund intends to purchase.

      Futures Options. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

      A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same segregated cash, U.S. Government Securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate cash, U.S. Government Securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

      If a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government Securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

      A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

      Limitations. Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC) each Fund is permitted to engage in unlimited futures trading activity without registration with the CFTC.

      When purchasing a futures contract, a Fund must segregate cash, U.S. Government Securities and/or other liquid securities marked-to-market daily (including any margin) equal to the price of such contract or will “cover” its position by holding a put option permitting the Fund to sell the same futures contract with a strike price equal to or higher than the price of the futures contract held. When writing a call option on a futures contract, a Fund similarly will segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. Government Securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the value of the futures contract or will “cover” its position by (1) owning the same futures contract at a price equal to or lower than the strike price of the call option, or (2) owning the commodity (financial or otherwise) underlying the futures contract, or (3) holding a call option permitting a Fund to purchase the same futures contract at a price equal to or lower than the strike price of the call option sold by a Fund. When selling a futures contract or selling a put option on a futures contract, the Fund is required to segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or U.S. Government Securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option or to “cover” its position, when selling a futures contract, by (1) owning the commodity (financial or otherwise) underlying the futures contract or (2) holding a call option permitting a Fund to purchase the same futures contract at a price equal to or lower than the price at which the short position was established, and, when selling a put option on the futures contract, by (1) selling the futures contract underlying the put option at the same or higher price than the strike price of the put option or (2) purchasing a put option, if the strike price of the purchased option is the same or higher than the strike price of the put option sold by a Fund.

      A Fund may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its fund securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between a Fund and the positions. For this purpose, to the extent a Fund has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities.

      The Funds reserve the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Fund may also use such investment techniques, provided that Pacific Life Funds’ Board of Trustees determines that their use is consistent with a Fund’s investment objective.

      Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the fund securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the fund securities might decline. If a Fund had hedged its fund against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its fund securities. If a hedging transaction is not successful, a Fund might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

      Foreign currency futures are contracts for the purchase or sale for future delivery of foreign currencies which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different (proxy) currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s securities or adversely affect the prices of securities that the Fund has purchased or intends to purchase at a later date and, with respect to the PL Managed Bond Fund and the PL Inflation Managed Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the Manager’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

      A Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to a Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregated cash, U.S. Government Securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Fund. Swap agreements may include: (1) “currency exchange rate,” which involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies; (2) “interest rate,” which involve the exchange by a Fund with another party of their respective commitments to pay or receive interest; (3) “interest rate index,” which involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; (4) “credit default,” which involve an agreement of a Fund to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred; and (5) “total return,” which involve the exchange by a Fund with another party of their respective commitments and the non-floating rate side is based on the total return of an equity or fixed income instrument with a life longer than the swap. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

      Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit default swaps give one party to a transaction (the buyer of the credit default swap) the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

      Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Manager to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

      Generally, the swap agreement transactions in which a Fund will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the Commodity Futures Trading Commission.

      For purposes of applying a Fund’s investment policies and restrictions swap agreements are generally valued at market value. However, in the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), the Fund will value the swap at its notional amount.

      Risks of Swap Agreements. The use of swaps and options on swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and/or currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Fund may bear the risk of such position until its maturity. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Fund’s repurchase agreement guidelines unless otherwise specified in the investment policies of the Fund). Certain tax considerations may limit a Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See the section “Taxation” for more information.

Hybrid Instruments

      A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

      Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

      Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes

      The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the Reference) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund’s investment. Structured notes may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Warrants and Rights

      Warrants or rights may be acquired as part of a unit or attached to securities at the time of purchase without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant plus the cost thereof before the expiration date, the Fund could sustain losses on transactions in warrants that would require the Fund to forgo a portion or all of the benefits of advantageous change in the market price of the underlying security.

      Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (index warrants). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise.

Duration

      Duration is a measure of the average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Manager in fixed income security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.

      Most notes and bonds have provided interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

      Duration is a measure of the average life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

      Although frequently used, the “term of maturity” of a bond is not a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. Clearly, an investor contemplating investing in these bonds should consider not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments in order to make an accurate assessment of each bond. Maturity, or the term to maturity, does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond.

      Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. The critical shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

      A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

      Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows from the fact that because bonds with higher coupon payments pay relatively more of their cash flows sooner, they have shorter durations. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the terms to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

      There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or Manager to a Fund will use more sophisticated analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

      Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the fund duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

      Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing fund duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

      Each Fund’s investment goal, as set forth in the Prospectus and the investment restrictions as set forth below, are fundamental policies of each Fund and may not be changed with respect to any Fund without the approval of a majority of the outstanding voting securities of that Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less. Under these restrictions, a Fund may not:

      (i) except for the PL Real Estate Fund, invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or, with respect to the Portfolio Optimization Funds, securities of other investment companies. This restriction does not apply to the PL Real Estate Fund, which will normally invest more than 25% of its total assets in securities of issuers of real estate investment trusts and in industries related to real estate.

      (ii) with respect to 75% of its total assets (except in the case of the Portfolio Optimization Funds, PL Money Market Fund, PL Comstock Fund, PL Mid-Cap Growth Fund, and PL Real Estate Fund) invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The PL Money Market Fund is subject to the diversification requirements imposed on money market funds under the 1940 Act.

      (iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

      (iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Fund’s assets); and (c) purchase securities on margin as described in the Prospectus and in this SAI.

      (v) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law;

      (vi) act as an underwriter of securities of other issuers, except, when in connection with the disposition of fund securities, it may be deemed to be an underwriter under the federal securities laws.

      The fundamental investment restrictions set forth above may be modified so as to provide those Funds with the ability to operate under new rules or amendments under the 1940 Act or under orders of the SEC applicable to the Funds without receiving prior shareholder approval of the change. With respect to borrowing, pledging, mortgaging or hypothecating its assets, a Fund may only do so with respect to a maximum of one-third of its total assets.

Nonfundamental Investment Restrictions

      Each Fund is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Fund may not:

      (i) invest for the purpose of exercising control or management;

      (ii) sell property or securities short, except the PL International Value, PL Mid-Cap Value, PL Managed Bond, PL Inflation Managed, and PL Mid-Cap Growth Funds; or sell short against the box, except the PL International Value, PL Short Duration Bond, PL Mid-Cap Value, PL Large-Cap Growth, PL Small-Cap Growth, PL Managed Bond, PL Inflation Managed, PL Large-Cap Value, PL Comstock, and PL Mid-Cap Growth Funds;

      (iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of a Fund would be invested in such warrants, except for the PL Large-Cap Growth, PL Small-Cap Growth, PL Comstock and PL Mid-Cap Growth Funds;

      (iv) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of a Fund would be invested in such securities, and with respect to the PL Money Market Fund, more than 10% of the net assets of the Fund (taken at market value at the time of such investment) would be invested in such securities;

      (v) purchase or sell commodities or commodities contracts, except that subject to restrictions described in the Prospectus and in this SAI, (a) each Fund other than the PL Money Market Fund may engage in futures contracts and options on futures contracts; and (b) all Funds may enter into forward contracts including forward foreign currency contracts; and

      (vi) change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, if the Fund has such a policy, without notifying shareholders 60 days prior to the changes; and

      (vii) Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

      In addition, the following restrictions apply to the Funds as stated below:

      (i) the PL Money Market Fund may not purchase, write, or sell options on securities or futures contracts; and

      (ii) the Portfolio Optimization Funds may invest in short-term instruments, U.S. Government Securities, money market instruments, unaffiliated investment companies, and other securities in addition to securities of other affiliated investment companies, for temporary defensive purposes or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules of the SEC.

      Unless otherwise indicated all percentage limitations listed above apply to each Fund only at the time into which a transaction is entered. Accordingly, except with respect to borrowing or hypothecating assets of a Fund, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund’s net assets will not be considered a violation. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Manager will consider whether steps should be taken to assure liquidity. The investment limitation set forth above may apply to the Portfolio Optimization Funds and may not necessarily apply to the Underlying Funds in which the Portfolio Optimization Funds invest. For purposes of nonfundamental restriction (v) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract. For purposes of nonfundamental restriction (ii), a short sale “against the box” shall not be considered a short position.

ORGANIZATION AND MANAGEMENT OF PACIFIC LIFE FUNDS

      Pacific Life Funds was organized as a Delaware statutory (formerly business) trust on May 21, 2001, and currently consists of twenty-one separate Funds. The assets of each Fund are segregated, and your interest is limited to the Fund in which you invest.

Management Information

      The business and affairs of Pacific Life Funds are managed under the direction of the Board of Trustees under Pacific Life Funds’ Declaration of Trust. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as Independent Trustees. Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as Interested Persons, because of their positions with Pacific Life. The trustees and officers of Pacific Life Funds and their principal occupations during the past five years and certain other prior occupation information concerning them is shown below. The address of each trustee and officer, unless otherwise indicated, is c/o Pacific Life Funds, 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees holds directorships in companies that file periodic reports with the SEC or other investment companies, other than those listed below:

I. Interested Persons

Number
of Funds
	Position(s) with Pacific Life	Current Directorship(s) Held and	in Fund
	Funds and Length of Time	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	Served*	(and certain additional occupation information)	Overseen**

Thomas C. Sutton Year of birth 1942	Chief Executive Officer since 11/14/05 and Chairman of the Board and Trustee since 6/13/01	Chairman of the Board, Director and Chief Executive Officer (8/97 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Chairman of the Board and Chief Executive Officer (1/90 to present), and Director (9/87 to present) of Pacific Life, and similar positions with other subsidiaries and affiliates of Pacific Life; Director of The Irvine Company (Real Estate); Director of Edison International (Utilities); Former Director of Newhall Land & Farming (2004); and Chief Executive Officer (11/05 to present), and Chairman of the Board and Trustee (7/87 to present) of Pacific Select Fund.	54

Number
of Funds
	Position(s) with Pacific Life	Current Directorship(s) Held and	in Fund
	Funds and Length of Time	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	Served*	(and certain additional occupation information)	Overseen**

James T. Morris Year of birth 1960	President since 11/14/05 (Executive Vice President 6/05 to 11/05)	Chief Operating Officer (1/06 to present), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/06 to present), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 12/01), and Vice President (4/90 to 3/96) of Pacific Life Insurance Company, and similar positions with other subsidiaries and affiliates of Pacific Life; Director (4/06 to present), Chief Operating Officer (1/06 to present), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company (PL&A); Director and President (12/05 to present) of Pacific Alliance Reinsurance Ltd.; Director (2/06 to present) of Pacific Life & Annuity Services, Inc.; Director (4/06 to present) of Confederation Life Insurance & Annuity Company; and President (11/05 to present) and Executive Vice President (6/05 to 11/05) of Pacific Select Fund.	54

			Number
			of Funds
	Position(s) with Pacific Life	Current Directorship(s) Held and	in Fund
	Funds and Length of Time	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	Served*	(and certain additional occupation information)	Overseen**

Mary Ann Brown Year of birth 1951	Executive Vice President since 6/20/06	Senior Vice President (5/06 to present) of Pacific LifeCorp; Senior Vice President of Pacific Life (3/05 to present); Trustee, Pacific Life Employees Retirement Plan of Pacific Life (9/05 to present); Current and Prior Board Member and Vice Chairman National Association of Variable Annuities (NAVA) (8/01 to present); Chairman of NAVA (7/04 to 10/05); Senior Vice President, Finance, New York Life Insurance Company (7/03 to 11/03); MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman/Chief Executive Officer of Exeter Reinsurance Company, Ltd. and Chairman/Chief Executive Officer of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President/Chief Actuary, MetLife, Inc. (7/02 to 6/03); Director and Senior Vice President (12/05 to present) of Pacific Alliance Reinsurance Ltd; and Executive Vice President (6/06 to present) of Pacific Select Fund.	54

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01	Vice President (4/04 to present) and Investment Counsel of Pacific Life and PL&A; Assistant Vice President (11/93 to 4/04) and Investment Counsel of Pacific Life; Assistant Vice President (8/99 to 4/04) and Investment Counsel of PL&A; Vice President and General Counsel (4/05 to present) of Pacific Select Fund.	54

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 6/13/01	Vice President and Treasurer (6/99 to present) Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Treasurer (12/98 to present) of Pacific Life and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (4/96 to present) of Pacific Select Fund.	54

			Number
			of Funds
	Position(s) with Pacific Life	Current Directorship(s) Held and	in Fund
	Funds and Length of Time	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	Served*	(and certain additional occupation information)	Overseen**

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present), Chief Compliance Officer (1/03 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present), Chief Compliance Officer (1/03 to present) and Assistant Vice President (8/99 to 4/00) of PL&A; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	54

Eddie Tung Year of birth 1957	Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (4/00 to 4/03) of Variable Products Accounting, Pacific Life; and Assistant Vice President and Assistant Treasurer (11/05 to present) of Pacific Select Fund.	54

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) of Pacific Life; and Vice President (6/06 to present) of Pacific Select Fund.	54

Laurene E. MacElwee Year of birth 1966	Vice President and Assistant Secretary since 4/04/05 (Assistant Vice President 6/13/01 to 4/03/05)	Assistant Vice President (4/02 to present) and Director (4/00 to 4/02) of Variable Products & Fund Compliance of Pacific Life; and Assistant Vice President and Assistant Secretary (4/05 to present) of Pacific Select Fund.	54

Carleton J. Muench Year of Birth 1973	Vice President since 11/30/06	Assistant Vice President of Pacific Select Fund (11/06 to present), and Pacific Life (10/06 to present); Director of Research (5/05 to 9/06), Senior Investment Analyst (10/03 to 4/05), of Mason Investment Advisory Services Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01), Performance Analyst (10/98 to 12/99), of Manulife Financial; Chartered Financial Analyst.	54

Audrey L. Milfs Year of birth 1945	Secretary since 6/12/01	Vice President and Secretary (8/97 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (8/97 to present), Vice President (4/91 to present) and Secretary (7/83 to present) of Pacific Life, and similar positions with other subsidiaries of Pacific Life; and Secretary (7/87 to present) of Pacific Select Fund.	54

II. Independent Trustees

			Number
			of Funds
	Position(s) with Pacific Life	Current Directorship(s) Held and	in Fund
	Funds and Length of Time	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	Served*	(and certain additional occupation information)	Overseen**

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee of Pacific Select Fund (1/05 to present); Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former member, Board of Regents (1993 to 1996), Eastern Michigan University; and Former member, Board of Governors (1994 to 1999), of Cranbrook Schools.	54
Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd and Managing Director of Scudder Kemper Investments; Member of the Board of Directors of LandAmerica Financial Group, Inc.; Member of the Advisory Council of the Trust for Public Land in Maine; Member of Editorial Advisory Board for The Journal of Risk Finance; Member of the Board of Directors of Make-A-Wish of Maine; and former Member, Board of Directors of the Illinois Life Insurance Council.	54

Lucie H. Moore Year of birth 1956	Trustee since 6/12/01	Trustee (10/98 to present) of Pacific Select Fund; Vice Chairman of the Board of Trustees, The Pegasus School; Chairman of the Development Committee of the Board of Directors, Homeword; Advisory Board, Court Appointed Special Advocates (CASA) of Orange County; and Former Partner (1994) with Gibson, Dunn & Crutcher (Law).	54

			Number
			of Funds
	Position(s) with Pacific Life	Current Directorship(s) Held and	in Fund
	Funds and Length of Time	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	Served*	(and certain additional occupation information)	Overseen**

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 09/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	54

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee (11/03 to present) of Pacific Select Fund; Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP, (Accounting and Auditing) and has been retired since that time.	54

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of January 1, 2007, the Fund Complex consisted of Pacific Select Fund (33 portfolios) and Pacific Life Funds (21 funds).

Board of Trustees

      The Board of Trustees is responsible for the overall management and operations of Pacific Life Funds. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

Committees

      The standing committees of the Board of Trustees are the Audit Committee, the Policy Committee, the Governance Committee (formerly Nominating Committee) and the Valuation Committee.

      The members of the Audit Committee include each Independent Trustee of Pacific Life Funds. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, reviewing and recommending to the Board the selection of the Fund’s independent registered public accounting firm, reviewing the scope of the proposed audits of the Fund, reviewing with the independent registered public accounting firm the accounting and financial controls of the Fund, reviewing with the independent registered public accounting firm the results of the annual audits of the Fund’s financial statements and interacting with the Fund’s independent registered public accounting firm on behalf of the full Board, assisting the Board in its oversight of the Fund’s compliance with legal and regulatory requirements, and receiving reports from the Chief Compliance Officer. Mr. Willis serves as Chairman of the Audit Committee. The Audit Committee met 3 times during the fiscal year ended March 31, 2006.

      The members of the Policy Committee include each Independent Trustee of Pacific Life Funds. The Policy Committee’s primary responsibility is to provide a forum for its members to meet to deliberate on certain matters to be presented to the Board of Trustees for their review and/or consideration for approval at Board Meetings. Mr. Veerjee serves as Chairman of the Policy Committee. The Policy Committee met 6 times during the fiscal year ended March 31, 2006.

      The members of the Governance Committee include each Independent Trustee of Pacific Life Funds. The Governance Committee of the Board is responsible for the Board of Trustees’ self assessment and related matters as well as screening and nominating candidates for election to the Board of Trustees as Independent

Trustees of the Fund. The Governance Committee has established a policy that it will receive and consider recommendations for nomination of Independent Trustee candidates from other persons, including without limitation, the shareholders of the Pacific Life Funds. Recommendations should be submitted to: Pacific Life Funds, 700 Newport Center Drive, Newport Beach, California 92660, Attention: Chairperson, Governance Committee. Ms. Moore serves as Chairperson of the Governance Committee. The Governance Committee met 1 time during the fiscal year ended March 31, 2006.

      The members of the Valuation Committee consist of any two or more Trustees, at least one of whom is an Independent Trustee of Pacific Life Funds. The two or more Trustees who serve as the members may vary from meeting to meeting. The Valuation Committee’s primary responsibility is to oversee the implementation of the Pacific Life Funds’ valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable and reviewing fair value determinations made by the Adviser or a Manager on behalf of the Board of Trustees as specified in the Fund’s valuation procedures adopted by the Board. The Valuation Committee did not meet during the fiscal year ended March 31, 2006.

Equity Ownership of Trustees

      As of December 31, 2005, the trustees as a group beneficially owned less than 1% of the outstanding shares of any Fund. The table below shows the dollar range of equity securities beneficially owned by each trustee as of December 31, 2005 (i) in Pacific Life Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee in the Family of Investment Companies.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies Overseen by Trustee in
Name of Trustee[1]	Dollar Range of Equity Securities in Pacific Life Funds[2]	the Family of Investment Companies[3]

Thomas C. Sutton[4]	None	Over $100,000

Frederick L. Blackmon	None	None

Lucie H. Moore	None	None

Nooruddin (Rudy) S. Veerjee	None	None

G. Thomas Willis	None	$50,000-$100,000

[1]	This chart reflects information as of December 31, 2005 and thus excludes Gale K. Caruso, who became an Independent Trustee effective January 1, 2006.

[2]	A Trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Pacific Life Funds without a sales load. The following shows the dollar range of each Independent Trustee’s deferred compensation as of December 31, 2005, which track the performance of the funds of Pacific Life Funds as described in the Deferred Compensation Agreement section. Lucie H. Moore — Over $100,000 and Nooruddin (Rudy) S. Veerjee — $1-$10,000.

[3]	The family of investment companies includes Pacific Select Fund and Pacific Life Funds.

[4]	Interested Person of the Fund because of position with Pacific Life.

Retirement Policy for Independent Trustees

      The Trustees have adopted a retirement policy for the Independent Trustees of the Fund.

      A Trustee shall retire from the Board of Trustees on or before December 31 of the year in which that Trustee turns age 72. An exception may be made to this policy provided the exception is approved unanimously by all of the trustees then in office.

Deferred Compensation Agreement

      Pursuant to the Deferred Compensation Agreement, a Trustee has the option to elect to defer receipt of up to 100% of his or her annual compensation payable by Pacific Life Funds or any other entity considered a

“single employer‘’ under the Code, and such amount is placed into a deferral account. Amounts in the deferral account are obligations of Pacific Life Funds that are payable in accordance with the Deferred Compensation Agreement. A Trustee who defers compensation has the option to select credit rate options that track the performance of Class A shares of the corresponding series of the Pacific Life Funds without a sales load. Accordingly, the market value appreciation or depreciation of a Trustee’s deferral account will cause the expenses of the Fund to increase or decrease due to market fluctuations. Distributions from the Trustees’ deferral accounts will be paid in a cash lump sum in January or, if a participant so elects, in up to 10 annual installments commencing in January on the earlier of either: (i) a specified date within the ten year period commencing one year after the last day of the year for which the compensation was deferred; (ii) the year immediately following the year during which the Trustee ceases to be a Trustee of Pacific Life Funds. If a Trustee dies before his or her account is paid, the account will be paid in a lump sum within a reasonable time following notice of the Trustee’s death. Effective January 1, 2005, the old Deferred Compensation Agreement was frozen to permit no further deferrals. A new Deferred Compensation Agreement was adopted to comply with section 409A of the Code. The new Deferred Compensation Agreement is substantially similar to the old Deferred Compensation Agreement, but provides that a Trustee may receive deferred amounts in the event of a disability or unforeseeable emergency. In addition, the new Deferred Compensation Agreement provides that a Trustee may only elect to further defer amounts in a deferral account (whether or not established under the old or new Deferred Compensation Agreement) if: (i) such election is made more than twelve months prior to the date such account would otherwise be paid, and (ii) the revised date of payment selected is no earlier than five years after the date such account would otherwise have been paid.

Compensation

      The following table shows the compensation paid to the Pacific Life Funds’ Independent Trustees:

	Aggregate	Pension or		Total
	Compensation	Retirement Benefits		Compensation
	from	Accrued as Part of	Estimated Annual	from Fund
	Pacific Life	Pacific Life Funds’	Benefits Upon	Complex Paid
Name	Funds	Expenses	Retirement	to Trustees[1]

Frederick L. Blackmon[2]	$15,989	$—	$—	$131,989
Gale K. Caruso[3]	$8,500	$—	$—	$8,500
Lucie H. Moore	$29,250	$—	$—	$140,250
Nooruddin (Rudy) S. Veerjee[2,4]	$16,489	$—	$—	$93,489
G. Thomas Willis	$33,000	$—	$—	$157,000

	$103,228			$531,228

[1]	Compensation paid by Pacific Select Fund and Pacific Life Funds (together the Fund Complex) is for the fiscal years ended December 31, 2005 and March 31, 2006, respectively. These amounts exclude deferred compensation, if any, because such amounts were not paid during the relevant periods.

[2]	Mr. Blackmon and Mr. Veerjee became Independent Trustees of the Fund effective September 13, 2005.

[3]	Ms. Caruso became an Independent Trustee of the Fund Complex effective January 1, 2006.

[4]	Of which Mr. Veerjee elected to defer $9,000.

Investment Adviser

      Pacific Life Insurance Company (Pacific Life or the Adviser) serves as Investment Adviser to the Pacific Life Funds pursuant to the Advisory Agreement between Pacific Life and Pacific Life Funds.

      Pacific Life is domiciled in Nebraska. Pacific Life provides life insurance products, individual annuities and mutual funds, and offers to individuals, businesses, and pension plans a variety of investment products and services. Its principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

      Pacific Life was established on January 2, 1868 under the name, “Pacific Mutual Life Insurance Company of California.” It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 2, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of PacificLifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of Pacific Mutual Holding Company and on other matters and certain rights upon liquidation or dissolutions of Pacific Mutual Holding Company.

      Pacific Life is responsible for supervising the investment program for the Pacific Life Funds. Pacific Life also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Pacific Life Funds, periodic reports on the investment performance of each Fund. Under the terms of the Advisory Contract, Pacific Life is obligated to manage the Pacific Life Funds in accordance with applicable laws and regulations.

      The Advisory Contract was most recently approved with respect to all series of Pacific Life Funds by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Contract, at its meeting held on November 30, 2006. The Advisory Contract will continue in effect until December 31, 2007, and from year to year thereafter, provided such continuance is approved annually by (i) the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Pacific Life Funds and (ii) a majority of the Independent Trustees who are not parties to such Advisory Contract. The Advisory Contract and the initial Fund Management Agreements were originally approved by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Contract, at its meeting held on June 13, 2001, and by the sole shareholder of the Pacific Life Funds on June 22, 2001 and have been amended from time to time for, among other purposes, adding or removing series from the Fund. The Advisory Contract and each Fund Management Agreement may be terminated without penalty by vote of the trustees or the shareholders of the Pacific Life Funds, or by the Adviser, on 60 days’ written notice by any party to the Advisory Contract or Fund Management Agreement, respectively, and each agreement will terminate automatically if assigned.

      Pacific Life Funds pays the Adviser, for its services under the Advisory Contract, a fee based on an annual percentage of the average daily net assets of each Fund. For the PL Money Market Fund, the Fund pays 0.40% of the first $250 million of the average daily net assets of the Fund, 0.35% of the next $250 million of the average daily net assets of the Fund, and 0.30% of the average daily net assets of the Fund in excess of $500 million. For the PL Large-Cap Growth and PL Comstock Funds, Pacific Life Funds pays 0.95% of the average daily net assets of each of the Funds. For the PL Small-Cap Growth and the PL Emerging Markets Funds, Pacific Life Funds pays 1.00% of the average daily net assets of each of the Funds. For the PL International Large-Cap Fund, Pacific Life Funds pays 1.05% of the average daily net assets of the Fund. For the PL Real Estate Fund, Pacific Life Funds pays 1.10% of the average daily net assets of the Fund. For the PL International Value, the PL Large-Cap Value, and the PL Mid-Cap Value Funds, Pacific Life Funds pays 0.85% of the average daily net assets of each of the Funds. For the PL Mid-Cap Growth Fund, Pacific Life Funds pays 0.90% of the average daily net assets of the Fund. For the PL Growth LT Fund, Pacific Life Funds pays 0.75% of the average daily net assets of the Fund. For the PL Main Street Core Fund, Pacific Life Funds pays 0.65% of the average daily net assets of the Fund. For the PL Short Duration Bond, the PL Managed Bond, and the PL Inflation Managed Funds, Pacific Life Funds pays 0.60% of the average daily net assets of each of the Funds. The fee is computed and accrued daily and paid monthly. The Adviser receives no fee for investment advisory services under the Advisory Contract with respect to the Portfolio Optimization Funds, although those Funds indirectly bear the fees paid by the Underlying Funds in which they invest.

Advisory Fees Paid or Owed to Pacific Life for the Fiscal Year End:

	3/31/06	3/31/05	3/31/04
	Fees Paid	Fees Paid	Fees Paid
Fund	or Owed*	or Owed*	or Owed*

PL Portfolio Optimization Conservative**	N/A	N/A	N/A
PL Portfolio Optimization Moderate-Conservative**	N/A	N/A	N/A
PL Portfolio Optimization Moderate**	N/A	N/A	N/A
PL Portfolio Optimization Moderate-Aggressive**	N/A	N/A	N/A
PL Portfolio Optimization Aggressive**	N/A	N/A	N/A
PL International Value	$474,295	$296,895	$131,889
PL Short Duration Bond	239,570	143,818	15,645
PL Growth LT	232,780	121,347	73,879
PL Mid-Cap Value	230,300	35,822	N/A
PL Large-Cap Growth	340,940	351,269	140,161
PL International Large-Cap	469,820	265,523	88,193
PL Small-Cap Growth	134,335	99,543	72,962
PL Main Street Core	133,792	N/A	N/A
PL Emerging Markets	125,203	N/A	N/A
PL Managed Bond	351,170	206,465	140,276
PL Inflation Managed	351,283	185,409	83,980
PL Money Market	90,467	77,476	66,098
PL Large-Cap Value	410,438	338,817	175,217
PL Comstock	379,749	170,146	79,324
PL Mid-Cap Growth	342,195	278,344	111,135
PL Real Estate	211,262	27,674	N/A

*	The PL Mid-Cap Value and the PL Real Estate Funds did not begin operations until December 31, 2004. The PL Main Street Core and the PL Emerging Markets Funds did not begin operations until September 30, 2005.

**	The Adviser receives no fee for investment advisory services under the Advisory Contract with respect to the Portfolio Optimization Funds, although those Funds indirectly bear the fees paid by the Underlying Funds in which they invest.

      Pacific Life Funds (including the Portfolio Optimization Funds) will also compensate the Adviser at approximate cost for providing legal, compliance, accounting, tax and chief compliance officer services by the Adviser, including individuals who may be officers or Trustees of Pacific Life Funds, spent in connection with overseeing, monitoring or coordinating the Funds’ investment management and compliance program.

      During the term of the Advisory Contract, except as noted above, Pacific Life will pay all expenses incurred in connection with activities covered under the Advisory Contract, except expenses that are assumed by Pacific Life Funds, otherwise provided for in an agreement between Pacific Life and Pacific Life Funds, or assumed by a sub-adviser under a Fund Management Agreement. The Pacific Life Funds are responsible for all of the other expenses of its operations, including, without limitation, the management fee payable to Pacific Life; brokerage commissions; interest; legal fees and expenses of attorneys; the costs of providing accounting services for Pacific Life Funds; expenses of maintaining the Funds’ legal existence; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each Fund’s net asset value; taxes, if any, and the preparation of the Funds’ tax returns; cost of any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Funds under federal and state laws and regulations; expenses of overseeing and administering the Funds’ regulatory compliance program; expenses of disposition or offering any of the portfolio securities held by a Fund; expenses of preparing reports, notices and proxy statements and printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and trustee meetings; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of trustees, officers and employees of Pacific Life Funds who are not officers, employees, trustees or directors of Pacific Life or any sub-adviser, or their affiliates (provided, however, that the Funds may compensate Pacific Life at approximate cost for legal, compliance, accounting, tax and chief compliance officer services by personnel of Pacific Life, including individuals who may be officers or Trustees of the Funds, for the time spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to the Funds — see “Other Information — Administrative Services” below); trade association dues; insurance premiums; and extraordinary expenses such as litigation expenses.

      To help limit expenses with respect to the Funds, Pacific Life has contractually agreed to reduce all or part of its investment advisory fees, or administrative fees or otherwise reimburse each Fund for its operating expenses (including organizational expenses, but not including investment advisory fees, distribution and service (12b-1) fees; non 12b-1 service fees; interest; taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business) that exceed an annual rate based on a percentage of a Fund’s average daily net assets. The expense cap is 0.00% for the Portfolio Optimization Funds and 0.30% for the remaining funds, through 12/31/07. Such reduction or reimbursement is subject to repayment to Pacific Life, for a period of time of 3 years from the end of the fiscal year in which the reimbursement took place (the recoupment period may be adjusted prospectively), to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing expenses of a Fund, but not above the expense cap. There is no guarantee that Pacific Life will continue to reduce and/or reimburse expenses after 12/31/07. If it does not, each Fund will incur the sum of the total annual operating expenses applicable to the Fund.

      Each Portfolio Optimization Fund (and its shareholders) will, however, indirectly bear their proportionate share of the expenses of the Underlying Funds in which they invest, including, but not limited to, investment advisory fees, administrative fees, distribution and service (12b-1) fees, non 12b-1 service fees, and other expenses.

      Pacific Life reimbursements for the fiscal years ended 3/31/06, 3/31/05, and 3/31/04 were as follows:

Fund	2006*	2005*	2004*

PL Portfolio Optimization Conservative**	$239,802	$227,677	$36,837
PL Portfolio Optimization Moderate-Conservative**	442,372	355,811	54,940
PL Portfolio Optimization Moderate**	1,185,218	679,146	103,852
PL Portfolio Optimization Moderate-Aggressive**	1,107,412	629,641	110,532
PL Portfolio Optimization Aggressive**	469,853	369,133	62,617
PL International Value	267,723	226,073	163,749
PL Short Duration Bond	150,594	189,312	30,535
PL Growth LT	140,644	136,338	148,424
PL Mid-Cap Value	173,484	58,835	N/A
PL Large-Cap Growth	245,172	172,805	180,256
PL International Large-Cap	355,135	340,780	320,872
PL Small-Cap Growth	134,926	142,612	116,454
PL Main Street Core	82,462	N/A	N/A
PL Emerging Markets	448,741	N/A	N/A
PL Managed Bond	265,770	229,552	306,150
PL Inflation Managed	197,676	150,852	164,752
PL Money Market***	166,678	213,591	261,193
PL Large-Cap Value	219,212	189,257	192,635

Fund	2006*	2005*	2004*

PL Comstock	138,900	142,219	140,698
PL Mid-Cap Growth	167,673	179,956	177,748
PL Real Estate	136,561	38,207	N/A

*	The PL Mid-Cap Value and the PL Real Estate Funds did not begin operations until December 31, 2004. The PL Main Street Core and PL Emerging Markets Funds did not begin operations until September 30, 2005.

**	Pacific Select Distributors, Inc. (the Distributor), voluntarily waived fees in the amount of $105,833, $259,860, $834,381, $798,102, and $298,911 for PL Portfolio Optimization Fund Conservative, PL Portfolio Optimization Fund Moderate-Conservative, PL Portfolio Optimization Fund Moderate, PL Portfolio Optimization Fund Moderate-Aggressive, and PL Portfolio Optimization Fund Aggressive, respectively, for the fiscal year ended March 31, 2006.

***	The Distributor voluntarily waived $24,326, $1,535 and $3,924 of PL Money Market Fund’s Class A, Class B and Class C 12b-1 distribution and service fees, respectively, for the fiscal year ended March 31, 2006 (April 15, 2005 through June 30, 2005). The total amount waived by the Distributor was $2,804 for the fiscal year ended March 31, 2005 and $10,234 for the fiscal year ended March 31, 2004. In June of 2005, the Distributor returned to applicable shareholders all Class B and C 12b-1 fees paid from July 1, 2004 through April 14, 2005.

Other Expenses of Pacific Life Funds

      Pacific Life Funds bears all costs of its operations. These costs may include, but are not limited to, expenses for custody, audit fees, transfer agency out of pocket fees, administrative expenses, fees and expenses of the Independent Trustees, organizational expenses and other expenses of its operations, including the costs of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

      Pacific Life Funds is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying each Fund and its shares on state and federal levels, legal and accounting services, maintaining Pacific Life Funds’ legal existence, shareholder meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

      Expenses directly attributable to a particular Fund are charged to that Fund; other expenses are allocated proportionately among all the Pacific Life Funds in relation to the net assets of each Fund.

Fund Management Agreements

      Pacific Life directly manages the PL Money Market Fund and the Portfolio Optimization Funds. For the other Funds, Pacific Life employs other investment advisory firms as Managers, subject to Fund Management Agreements, the terms of which are discussed below.

      Pursuant to a Fund Management Agreement among Pacific Life Funds, the Adviser, and AllianceBernstein, L.P. (AllianceBernstein), 1345 Avenue of the Americas, New York, NY 10105, AllianceBernstein is the Manager and provides investment advisory services to the PL International Value Fund. Effective May 1, 2006, for the services provided, Pacific Life pays a monthly fee to AllianceBernstein based on an annual percentage of the average daily net assets of the PL International Value Fund according to the following schedule:

PL International Value Fund

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On next $1 billion
.25%	On excess

      When determining the break point rates, the combined average daily net assets of the PL International Value Fund and the International Value Portfolio of Pacific Select Fund are aggregated.

      AllianceBernstein is a leading global investment adviser managing client accounts with assets as of March 31, 2006 totaling approximately $618 billion. AllianceBernstein is a subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations. As of March 31, 2006, the ownership of AllianceBernstein, as a percentage of limited partnership interests, was as follows: AXA, AXA Financial and its subsidiaries, 59.6%; AllianceBernstein Holding L.P. (“Holding”), 32.7%; Sanford C. Bernstein Partners Inc. (a wholly-owned subsidiary of SCB Inc.; formerly known as Sanford C. Bernstein Inc.), 6.3%; and other, 1.4%. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA, is the general partner of both Holding and AllianceBernstein. AllianceBernstein Corporation owns 100,000 general partnership units (economically equivalent to limited partnership units) in Holding and a 1% general partnership interest in AllianceBernstein. Including the general partnership interests in AllianceBernstein and Holding, and their equity interest in Holding, as of March 31, 2006, AXA, AXA Financial, AXA Equitable and its subsidiaries had an approximate 60.6% economic interest in AllianceBernstein.

      From October 1, 2001 through April 30, 2006, pursuant to a Fund Management Agreement between the Pacific Funds, the Adviser and Lazard Asset Management LLC (Lazard), Lazard served as the Manager for the PL International Fund. For the services provided, for the period of January 1, 2004 through April 30, 2006, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the combined average daily net assets of the Funds managed by Lazard. For fee schedule information for the period of December 30, 2004 through April 30, 2006, please refer to the fee schedule provided under Lazard.

      For the services provided for the period January 1, 2004 through December 30, 2004, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the average daily net assets of the PL International Value Fund, according to the following schedule:

PF International Value Fund

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On the next $1 billion
.25%	On excess

      When determining the break point rate, the combined average daily net assets of the PL International Value Fund and the Mid-Cap Value and International Value Portfolios of the Pacific Select Fund were aggregated.

      For the services provided, for the period of October 1, 2001 through December 31, 2003, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the average daily net assets of the PL International Value Fund according to the following schedule:

PL International Value Fund

Rate (%)	Break Point (assets)

.35%	On first $2 billion
.30%	On excess

      When determining the break point rate, the combined average daily net assets of the PL International Value and PL Mid-Cap Value Funds and the International Value and Mid-Cap Value Portfolios of the Pacific Select Fund were aggregated.

      Net fees paid or owed by Pacific Life to Lazard for the PL International Value Fund for the fiscal year ended March 31, 2006 were $157,704.65, for 2005 were $102,673.41, and for 2004 were $52,240.38.

      Pursuant to a Fund Management Agreement among Pacific Life Funds, the Adviser, and Goldman Sachs Asset Management, L.P. (GSAM), 32 Old Slip, New York, New York 10005, GSAM is the Manager and provides investment advisory services to the PL Short Duration Bond Fund. For the services provided, Pacific

Life pays a monthly fee to GSAM based on the annual percentage of the average daily net assets of the PL Short Duration Bond Fund according to the following fee schedule:

PL Short Duration Bond Fund

Rate (%)	Break Point (assets)

.25%	On first $50 million
.20%	On next $50 million
.17%	On next $100 million
.13%	On next $100 million
.10%	On next $700 million
.07%	On excess

      When determining the break point rate, the average daily net assets of the PL Short Duration Bond Fund and the Short Duration Bond Portfolio of the Pacific Select Fund are aggregated.

      Net fees paid or owed by Pacific Life to GSAM for the fiscal year ended March 31, 2006 were $41,601.33, for 2005 were $26,202.17, and for 2004 were $3,202.09 for the PL Short Duration Bond Fund.

      GSAM is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. GSAM provides a wide range of discretionary investment advisory services, quantitatively driven and actively managed to U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of March 31, 2006, GSAM, along with other units of the IMD, had assets under management of $562.5 billion for institutional and individual investors worldwide, including fixed income assets in excess of $153.4 billion for which they acted as investment adviser.

      Pursuant to a Fund Management Agreement among Pacific Life Funds, the Adviser, and Janus Capital Management LLC (Janus), 151 Detroit Street, Denver, Colorado 80206-4928, Janus is the Manager and provides investment advisory services to the PL Growth LT Fund. Effective May 1, 2005, for the services provided, Pacific Life pays a monthly fee to Janus based on an annual percentage of the average daily net assets of the PL Growth LT Fund, according to the following schedule:

PL Growth LT Fund

Rate (%)	Break Point (assets)

.45%	On first $25 million
.40%	On next $125 million
.35%	On next $850 million
.30%	On next $1 billion
.25%	On excess

      When determining the break point rate, the combined average daily net assets of the PL Growth LT Fund and the Growth LT Portfolio of the Pacific Select Fund are aggregated.

      For the services provided for the period May 1, 2002 through April 30, 2005, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the PL Growth LT Fund, according to the following schedule:

PL Growth LT Fund

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

      When determining the break point rate, the combined average daily net assets of the PL Growth LT Fund and the Growth LT Portfolio of the Pacific Select Fund were aggregated.

      For the services provided for the period October 1, 2001 through April 30, 2002, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the PL Growth LT Fund, according to the following schedule:

PL Growth LT Fund

Rate (%)	Break Point (assets)

.55%	On first $100 million
.50%	On next $400 million
.45%	On excess

      When determining the break point rate, the combined average daily net assets of the PL Growth LT Fund and the Growth LT Portfolio of the Pacific Select Fund were aggregated.

      Formed in 1969, Janus manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus is a direct subsidiary of Janus Capital Group Inc., a publicly traded company with principal operations in financial asset management businesses. Janus Capital Group Inc. had approximately $158.1 billion in assets under management as of March 31, 2006.

      Net fees paid or owed by Pacific Life to Janus for the fiscal year ended March 31, 2006 were $106,511.75, for 2005 were $68,378.82, and for 2004 were $42,171.35 for the PL Growth LT Fund.

      Pursuant to a Fund Management Agreement among Pacific Life Funds, the Adviser, and Lazard, 30 Rockefeller Plaza, New York, New York 10112, Lazard is the Manager and provides investment advisory services to the PL Mid-Cap Value Fund.

      Effective May 1, 2006, for the services provided, Pacific Life pays a monthly fee to Lazard based on an annual percentage of the average daily net assets of the PL Mid-Cap Value Fund according to the following schedule:

PL Mid-Cap Value Fund

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On next $1 billion
.25%	On excess

      When determining the break point rates, the combined average daily net assets of the PL Mid-Cap Value Fund and the Mid-Cap Value Portfolio of the Pacific Select Fund are aggregated.

      For the services provided for the period December 30, 2004 through April 30, 2006, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the combined average daily net assets of the PL Mid-Cap Value and the PL International Value Funds according to the following schedule:

PL Mid-Cap Value and PL International Value Funds

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On next $1 billion
.25%	On excess

      When determining the break point rates, the combined average daily net assets of the PL International Value Fund , the Mid-Cap Value and International Value Portfolios of the Pacific Select Fund and, effective January 1, 2005, the PL Mid-Cap Value Fund were aggregated.

      Lazard, a subsidiary of Lazard Frères & Co. LLC (Lazard Frères), a Delaware limited liability company, is registered as an investment adviser with the SEC. Lazard Frères provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $83.9 billion as of March 31, 2006. Lazard’s clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Fund.

      Net fees paid or owed by Pacific Life to Lazard for the fiscal year ended March 31, 2006 were $76,589.72 and for 2005 were $12,539.71 for the PL Mid-Cap Value Fund, which began operations on December 31, 2004. For information about net fees paid or owed by Pacific Life to Lazard for the PL International Value Fund, please refer to the information provided above for AllianceBernstein.

      Pursuant to a Fund Management Agreement as amended among Pacific Life Funds, the Adviser, and Loomis, Sayles & Company, L.P. (Loomis Sayles), One Financial Center, Boston, MA 02111, effective January 1, 2006, Loomis Sayles is the Manager and provides investment advisory services to the PL Large-Cap Growth Fund. Effective January 1, 2006, for the services provided, Pacific Life pays a monthly fee to Loomis Sayles based on an annual percentage of the average daily net assets of the PL Large-Cap Growth Fund according to the following schedule:

PL Large-Cap Growth Fund

Rate (%)	Break Point (assets)

.45%	On first $25 million
.40%	On next $225 million
.30%	On next $1.75 billion
.25%	On excess

      Effective January 1, 2006, when determining the break point rate, the combined average daily net assets of the PL Large-Cap Growth Fund and the Large-Cap Growth Portfolio of the Pacific Select Fund are aggregated.

      Loomis Sayles, organized in 1926, is one of the country’s oldest investment management firms with over $81 billion in assets under management as of March 31, 2006. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Holdings. IXIS Asset Management US Group, L.P. (IXIS) owns the entire limited partnership interest in Loomis Sayles. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

      IXIS is part of IXIS Asset Management Group (IXIS Group), an international asset management group based in Paris, France. IXIS Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Dépôts et Consignations (CDC), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d’Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d’Epargne; and by CNP Assurances, a large French life insurance company. The 14 principal subsidiary or affiliated asset management firms of IXIS, collectively had approximately $546 billion in assets under management or administration as of March 31, 2006.

      Net fees paid or owed by Pacific Life to Loomis Sayles for the fiscal year ended March 31, 2006 were $15,791.52 for the PL Large-Cap Growth Fund.

      For the period October 1, 2001 through December 31, 2005, pursuant to a Fund Management Agreement among Pacific Life Funds, the Adviser, and AIM Capital Management, Inc. (AIM), AIM served as the Manager for the PL Large-Cap Growth Fund.

      For the services provided for the period of May 1, 2005 through December 31, 2005, for the Blue Chip Fund, Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of the PL Large-Cap Growth Fund according to the following schedule:

PL Large-Cap Growth Fund

Rate (%)	Break Point (assets)

.45%	On first $25 million
.40%	On next $125 million
.35%	On next $850 million
.30%	On next $1 billion
.25%	On excess

      When determining the break point rate, the combined average daily net assets of the PL Large-Cap Growth Fund and the Large-Cap Growth Portfolio of the Pacific Select Fund were aggregated.

      For the services provided for the period May 1, 2003 through April 30, 2005 for the PL Large-Cap Growth Fund, Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of the PL Large-Cap Growth Fund according to the following schedule:

PL Large-Cap Growth Fund

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $250 million
.40%	On excess

      When determining the break point rate, the combined average daily net assets of the PL Large-Cap Growth Fund and the Large-Cap Growth Portfolio of the Pacific Select Fund were aggregated.

      For the services provided for the period October 1, 2001 through April 30, 2003 for the PL Large-Cap Growth Fund, Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of the PL Large-Cap Growth Fund according to the following schedule:

PL Large-Cap Growth Fund

Rate (%)	Break Point (assets)

.55%	On first $500 million
.50%	On excess

      When determining the break point rate, the combined average daily net assets of the PL Large-Cap Growth Fund and the Large-Cap Growth Portfolio of the Pacific Select Fund were aggregated.

      Net fees paid or owed by Pacific Life to AIM for the fiscal year ended March 31, 2006 were $109,717.59, for 2005 were $156,068.99, and for 2004 were $65,940.65 for the PL Large-Cap Growth Fund.

      Pursuant to a Fund Management Agreement among Pacific Life Funds, the Adviser, and Massachusetts Financial Services Company, doing business as MFS Investment Management (MFS), 500 Boylston Street, Boston, MA 02116, MFS is the Manager and provides investment advisory services to the PL International Large-Cap Fund. Effective January 1, 2004, for the services provided, Pacific Life pays a monthly fee to MFS based on an annual percentage of the average daily net assets of the PL International Large-Cap Fund, according to the following schedule:

PL International Large-Cap Fund

Rate (%)	Break Point (assets)

.45%	On first $500 million
.40%	On next $500 million
.375%	On next $1 billion
.35%	On excess

      When determining the break point rate, the combined average daily net assets of the PL International Large-Cap Fund and the International Large-Cap Portfolio of the Pacific Select Fund are aggregated.

      For the services provided, for the period of October 1, 2001 through December 31, 2003, Pacific Life paid a monthly fee to MFS based on an annual percentage of the average daily net assets of the PL International Large-Cap Fund, according to the following schedule:

PL International Large-Cap Fund

Rate (%)	Break Point (assets)

.55%	On first $200 million
.50%	On next $300 million
.45%	On next $500 million
.40%	On excess

      When determining the break point rate, the combined average daily net assets of the PL International Large-Cap Fund and the International Large-Cap Portfolio of the Pacific Select Fund were aggregated.

      MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc., a diversified financial services organization. Net assets under the management of the MFS organization were approximately $170 billion as of March 31, 2006.

      Net fees paid or owed by Pacific Life to MFS for the fiscal year ended March 31, 2006 were $173,147.01, for 2005 were $102,915.89, and for 2004 were $40,835.55 for the PL International Large-Cap Fund.

      Pursuant to a Fund Management Agreement among Pacific Life Funds, the Adviser, and Neuberger Berman Management Inc. (Neuberger Berman), 605 Third Avenue, New York, NY 10158, Neuberger Berman is the Manager and provides investment advisory services to the PL Small-Cap Growth Fund.

      Effective October 1, 2005 for the services provided, Pacific Life pays a monthly fee to Neuberger Berman based on an annual percentage of the average daily net assets of the PL Small-Cap Growth Fund, according to the following schedule:

PL Small-Cap Growth Fund

(formerly called PF NB Fasciano Small Equity)

Rate (%)	Break Point (assets)

.60%	On first $100 million
.45%	On next $400 million
.40%	On excess

      When determining the breakpoint rate, the combined average daily net assets of the PL Small-Cap Growth Fund and the Fasciano Small Equity Portfolio of the Pacific Select Fund are aggregated.

      Neuberger Berman is an investment management firm with headquarters in New York. The firm’s focus is on U.S. fixed income, equity and balanced fund management. As of March 31, 2006, total assets under management by Neuberger Berman and its affiliates were over $161.9 billion. Neuberger Berman is an indirectly wholly owned subsidiary of Lehman Brothers Holdings Inc.

      Net fees paid or owed by Pacific Life to Neuberger Berman for the fiscal year ended March 31, 2006 were $44,225.05 for the PL Small-Cap Growth Fund.

      From October 1, 2001 through September 30, 2005, pursuant to a Fund Management Agreement among Pacific Life Funds, the Adviser, and AIM, AIM served as the Manager for the PL Small-Cap Growth Fund.

      For the services provided for the period May 1, 2005 through September 30, 2005 for the PL Small-Cap Growth Fund, Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of the PL Small-Cap Growth Fund according to the following schedule:

PL Small-Cap Growth Fund

(formerly called PF NB Fasciano Small Equity)

Rate (%)	Break Point (assets)

.50%	On first $50 million
.45%	On next $50 million
.40%	On excess

      When determining the breakpoint rate, the combined average daily net assets of the PL Small-Cap Growth Fund and the Fasciano Small Equity Portfolio of the Pacific Select Fund were aggregated.

      For the services provided for the period May 1, 2003 through April 30, 2005 for the PL Small-Cap Growth Fund, Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of the PL Small-Cap Growth Fund according to the following schedule:

PL Small-Cap Growth Fund

(formerly called PF NB Fasciano Small Equity)

Rate (%)	Break Point (assets)

.55%	On first $50 million
.50%	On next $50 million
.45%	On excess

      When determining the breakpoint rate, the combined average daily net assets of the PL Small-Cap Growth Fund and the Fasciano Small Equity Portfolio of the Pacific Select Fund were aggregated.

      For the services provided for the period October 1, 2001 through April 30, 2003 for the PL Small-Cap Growth Fund, Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of the PL Small-Cap Growth Fund according to the following schedule:

PL Small-Cap Growth Fund

(formerly called PF NB Fasciano Small Equity)

Rate (%)	Break Point (assets)

.60%	On first $500 million
.55%	On excess

      When determining the breakpoint rate, the combined average daily net assets of the PL Small-Cap Growth Fund and the Fasciano Small Equity Portfolio of the Pacific Select Fund were aggregated.

      Net fees paid or owed by Pacific Life to AIM for the fiscal year ended March 31, 2006 were $19,644.21, for 2005 were $52,453.01, and for 2004 were $39,470.89 for the PL Small-Cap Growth Fund.

      Pursuant to a Fund Management Agreement among Pacific Life Funds, the Adviser and OppenheimerFunds, Inc. (Oppenheimer), Two World Financial Center, 225 Liberty Street, New York, NY

10281-1008, Oppenheimer is the Manager and provides investment advisory services to the PL Main Street Core and PL Emerging Markets Funds.

      Effective October 1, 2005 for the services provided, Pacific Life pays a monthly fee to Oppenheimer of 0.23% based on an annual percentage of the average daily net assets of the PL Main Street Core and PL Emerging Markets Funds.

      Oppenheimer is one of the largest mutual fund companies in the United States, with more than $215 billion in assets under management as of March 31, 2006. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 6 million shareholder accounts.

      Net fees paid or owed by Pacific Life to Oppenheimer for the fiscal year ended March 31, 2006 for the PL Main Street Core and the PL Emerging Market Funds were $48,042.80 and $29,145.17, respectively. The PL Main Street Core and PL Emerging Markets Funds began operations on September 30, 2005.

      Pursuant to a Fund Management Agreement among Pacific Life Funds, the Adviser, and Pacific Investment Management Company LLC (PIMCO), 840 Newport Center Drive, Newport Beach, California 92660, PIMCO is the Manager and provides investment advisory services to the PL Managed Bond Fund and PL Inflation Managed Fund.

      For the services provided, Pacific Life pays a monthly fee to PIMCO of 0.25% based on an annual percentage of the average daily net assets of the PL Managed Bond Fund and the PL Inflation Managed Fund.

      Net fees paid or owed by Pacific Life to PIMCO for the fiscal year ended March 31, 2006 for the PL Managed Bond and PL Inflation Managed Funds were $146,575.36 and $146,721.00, for 2005 were $86,076.93 and $77,321.62, and for 2004 were $58,097.00 and $35,671.00, respectively.

      PIMCO is an investment management firm founded in 1971, and had approximately $610.5 billion in assets under management as of March 31, 2006. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”) with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. AGI LP was organized as a limited partnership under Delaware law in 1987. AGI LP’s sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with one member, Allianz Global Investors U.S. Holding LLC, which is a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.1% managing interest. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft. Allianz Global Investors Aktiengesellschaft is owned 25.53% by Allianz-Argos 6 Vermogensverwaltungsgesellschaft mbH and 74.47% by Allianz Societas Europaea (“Allianz SE”). Allianz-Argos 6 Vermogensverwaltungsgesellschaft is wholly-owned by Allianz Finanzbeteiligungs GmbH which is wholly-owned by Allianz SE. Allianz of America, Inc. is wholly-owned by Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz Global Investors of America L.P. Allianz SE is a European-based, multinational insurance and financial services holding company.

      Absent an order from the SEC or other relief, the PL Managed Bond and PL Inflation Managed Funds generally cannot engage in principal transactions with the Affiliated Brokers and certain other affiliated entities, and the PL Managed Bond and PL Inflation Managed Funds’ abilities to purchase securities underwritten by an affiliated broker or to utilize the affiliated brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with the affiliated brokers would materially adversely affect its ability to provide services to the Funds, the Fund’s ability to take advantage of market opportunities, or their overall performance.

      Pursuant to a Fund Management Agreement among Pacific Life Funds, the Adviser, and ClearBridge Advisors, LLC (ClearBridge), 399 Park Avenue, New York, New York 10022, ClearBridge is the Manager and provides investment advisory services to the PL Large-Cap Value Fund. For the services provided, Pacific Life pays a monthly fee to ClearBridge based on an annual percentage of the average daily net assets of the PL Large-Cap Value Fund, according to the following schedule:

PL Large-Cap Value Fund

Rate (%)	Break Point (assets)

.45%	On first $100 million
.40%	On next $100 million
.35%	On next $200 million
.30%	On next $350 million
.25%	On next $250 million
.20%	On excess

      When determining the break point rate, the combined average daily net assets of the PL Large-Cap Value Fund and the Large-Cap Value Portfolio of the Pacific Select Fund are aggregated.

      ClearBridge is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management (which included Salomon Brothers Asset Management Inc (SaBam), the former manager of the PL Large-Cap Value Fund) and is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company. As of June 30, 2006 Clear Bridge’s assets under management were approximately $122 billion.

      In accordance with the above fee schedule, net fees paid or owed by Pacific Life to SaBAM for the fiscal year ended March 31, 2006 were $126,563.96, for 2005 were $98,977.84, and for 2004 were $57,733.13 for the PL Large-Cap Value Fund.

      Pursuant to a Fund Management Agreement among Pacific Life Funds, the Adviser, and Morgan Stanley Investment Management Inc. (MSIM), MSIM is the Manager and provides investment advisory services to the PL Comstock, PL Real Estate, and PL Mid-Cap Growth Funds. MSIM, a subsidiary of Morgan Stanley is located at 1221 Avenue of the Americas, New York, NY 10020, and doing business in certain instances (including in its role as sub-adviser to these Funds) under the name Van Kampen.

      Effective December 31, 2004, for the services provided, Pacific Life pays a monthly fee to Van Kampen based on an annual percentage of the combined average daily net assets of the PF Van Kampen Comstock, PL Mid-Cap Growth, and PL Real Estate Funds according to the following schedule:

PL Comstock, PL Mid-Cap Growth, and PL Real Estate Funds

Rate (%)	Break Point (assets)

.35%	On first $2 billion
.32%	On next $1 billion
.30%	On excess

      When determining the break point rate, the combined average daily net assets of the PL Comstock, the PL Mid-Cap Growth, the PL Real Estate Funds, and the Comstock, Mid-Cap Growth and Real Estate Portfolios of the Pacific Select Fund are aggregated.

      For the services provided for the period May 1, 2003 through December 30, 2004, Pacific Life paid a monthly fee to Van Kampen based on an annual percentage of the combined average daily net assets of the PL Comstock and PL Mid-Cap Growth Funds, according to the following schedule:

PL Comstock and PL Mid-Cap Growth Funds

Rate (%)	Break Point (assets)

.35%	On first $2 billion
.32%	On next $1 billion
.30%	On excess

      When determining the break point rates, the combined average daily net assets of the PL Comstock Fund, the PL Mid-Cap Growth Fund, and the Comstock, Mid-Cap Growth, and Real Estate Portfolios of the Pacific Select Fund were aggregated.

      Net fees paid or owned by Pacific Life to Van Kampen for the fiscal year ended March 31, 2006 for the PL Comstock, PL Mid-Cap Growth, and PL Real Estate Funds, were $140,072.02, $132,394.66, and $67,042.49 respectively; and for 2005 were $62,731.66, $108,322.08, and $9,059.36, respectively. The PL Real Estate Fund began operations on December 31, 2004.

      Net fees paid or owed by Pacific Life to Van Kampen for the period of May 1, 2003 through March 31, 2004 were $27,691.92 for the PL Comstock Fund and $41,028.67 for the PL Mid-Cap Growth Fund.

      From October 1, 2001 through April 30, 2003, pursuant to a Fund Management Agreement among Pacific Life Funds, the Adviser, and Janus, Janus served as the Manager for the PL Comstock Fund.

      For the services provided, for the period of May 1, 2002 through April 30, 2003, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the PL Comstock Fund, according to the following schedule:

PL Comstock Fund

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

      When determining the break point rate, the combined average daily net assets of the PL Comstock Fund and the Comstock Portfolio of the Pacific Select Fund were aggregated.

      For the services provided, for the period October 1, 2001 through April 30, 2002 for the PL Comstock Fund, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the PL Comstock Fund according to the following schedule:

PL Comstock Fund

Rate (%)	Break Points (assets)

.55%	On first $100 million
.50%	On next $400 million
.45%	On excess

      From October 1, 2001 through April 30, 2003, pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and MFS, MFS served as the Manager for the PL Mid-Cap Growth Fund.

      For the services provided, for the period October 1, 2001 through April 30, 2003, Pacific Life paid a monthly fee to MFS based on an annual percentage of the combined average daily net assets of the PL Mid-

Cap Growth Fund and the Capital Opportunities and Mid-Cap Growth Portfolios of the Pacific Select Fund, according to the following schedule:

PL Mid-Cap Growth Fund

Rate (%)	Break Point (assets)

.40%	On first $300 million
.375%	On next $300 million
.35%	On next $300 million
.325%	On next $600 million
.25%	On excess

      Van Kampen, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. As of March 31, 2006 Van Kampen, together with its affiliated asset management companies, had approximately $445 billion in assets under management.

      The Fund Management Agreements are not exclusive, and each Manager may provide and currently is providing investment advisory services to other clients, including other investment companies.

ADDITIONAL INFORMATION ABOUT THE FUND MANAGERS

      The following provides information regarding each fund manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in Pacific Life Funds. Each fund manager or team member is referred to as a fund or portfolio manager below. The fund managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the fund managers or the sub-advisory firms against one another. Each sub-advisory firm is a separate entity that may employ different compensation structures, may have different management requirements, and each fund manager may be affected by different conflicts of interests.

Compensation Structures and Methods

      The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each fund manager as of Pacific Life Funds’ fiscal year ended March 31, 2006.

AllianceBernstein L.P.

      AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for their clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

      Fixed base salary: This is generally the smallest portion of compensation. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and is not particularly sensitive to performance.

      Discretionary incentive compensation — annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices) and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specific level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/ business development efforts and client servicing; seniority/ length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

      Discretionary incentive compensation — awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.

      Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

ClearBridge Advisors, LLC

      ClearBridge investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

      ClearBridge has implemented an investment management incentive and deferred compensation plan (the ClearBridge Plan) for its investment professionals, including the Fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The ClearBridge Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the ClearBridge Plan a “base incentive pool” is established for each team each year as a percentage of ClearBridge revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

      The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-ClearBridge investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report.) ClearBridge may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable ClearBridge chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

      Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professionals business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Goldman Sachs Asset Management, L.P.

      Base Salary and Performance Bonus. GSAM and the GSAM Fixed Income Team’s (the Fixed Income Team) compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the Fixed Income Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure.

      The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams’ performance exceeded performance benchmarks over one-year and three-year periods (for Portfolio specific benchmark’s please see below) (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner.

      The benchmark for measuring performance of the PL Short Duration Bond Fund is the Merrill Lynch 1-3 Year Treasury Index.

Other Compensation

      In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

      Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman, Sachs & Co.’s overall financial performance.

Janus Capital Management LLC

      The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2005.

      The portfolio manager is compensated by Janus Capital for managing the PL Growth LT Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the Managed Funds) through two components: fixed compensation and variable compensation.

      Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

      Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

      The portfolio manager’s individual performance compensation is determined by applying a multiplier tied to the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager’s fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager’s compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds’ performance does not meet or exceed a certain ranking in their Lipper peer performance group.

      The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team’s aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

      The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

      The Fund’s Lipper peer group for compensation purposes is the Multi-Cap Growth Funds.

Lazard Asset Management LLC

      Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the PL Mid-Cap Value Fund. Portfolio managers responsible for managing the funds may also manage other sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

      Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.

      Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

      Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectuses) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

      Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

      In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

Loomis, Sayles & Company, L.P.

      Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components — base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

      Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

      Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors — investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

      While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of a peer group of institutional managers in that style. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than short-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for the PL Large-Cap Growth Fund is the Russell 1000 Growth Index.

      Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

      Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

MFS Investment Management

      Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary — Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

•	Performance Bonus — Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors with more weight given to the former (generally over 60%) and less weight given to the latter.

•	The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

•	The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

      Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

      Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Neuberger Berman Management Inc.

      A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and the Russell 2000 benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers’ compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

      Our portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. We believe that our portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

      In addition, there are additional stock and option award programs available.

      We believe the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

OppenheimerFunds, Inc.

      Portfolio managers are employed and compensated by Oppenheimer, not the Fund. Under the Oppenheimer compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. The Oppenheimer compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2005 each Portfolio Manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer’s holding company parent. Senior portfolio managers may also be eligible to participate in the Oppenheimer deferred compensation plan.

      The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular fund, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help Oppenheimer attract and retain talent. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Funds and other funds managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Manager is the same as the compensation structure of the Funds, described above. The compensation structure of other portfolios managed by the Portfolio Managers is different from the compensation structure of the portfolios, described above. A portion of the Portfolio Manager’s compensation with regard to that portfolio may, under certain circumstances, include an amount based in part on the amount of the portfolio’s management fee.

Pacific Investment Management Company LLC

      PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

      Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process. In addition, the following non-exclusive list of qualitative criteria (collectively, the Bonus Factors) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by the Portfolio Manager and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/ CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

      A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

      Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

      Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (Cash Bonus Plan), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investor’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

      Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

      Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz the last of which vested on May 5, 2005.

      From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A

Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

      Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Pacific Life Insurance Company

      Pacific Life offers a multi-level compensation structure for portfolio managers, including fixed and incentive bonus compensation. Fixed compensation is given as an annual salary, competitively based on an evaluation and analysis of market advisory compensation amounts. Incentive bonus compensation is a significant component of overall compensation based in part on pre-tax fund performance. In addition, portfolio managers also receive deferred compensation benefits.

Van Kampen

      Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

      Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

      Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

      Discretionary compensation can include:

•	Cash Bonus;

•	Morgan Stanley’s Equity Incentive Compensation Program (EICP) Awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Deferred Compensation Plan (IMDCP) Awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

•	Voluntary Deferred Compensation Plans — voluntary programs that permits certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the adviser of the affiliates’ and/or in Morgan Stanley stock units.

      Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against the relevant portfolio’s primary benchmark (S&P 500, Russell Midcap Growth and the NAREIT Equity Indices), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Other Accounts Managed

      The following table reflects information regarding accounts other than the Fund for which each manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of the Fund’s fiscal year-end, March 31, 2006.

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

International Value
Sharon E. Fay	8	$1,414,402,434	4	$2,711,865,073	84	$14,223,129,139
Kevin F. Simms	8	$1,414,402,434	4	$2,711,865,073	84	$14,223,129,139
Henry D’Auria	8	$1,414,402,434	4	$2,711,865,073	84	$14,223,129,139
Giulio A. Martini	8	$1,414,402,434	4	$2,711,865,073	84	$14,223,129,139

Short Duration Bond
Jonathan A. Beinner	28	$19,805,600,000	59	$25,887,200,000	1,441	$109,914,700,000
James B. Clark	9	$4,895,600,000	18	$10,555,000,000	260	$48,019,400,000
Christopher Sullivan	9	$4,895,600,000	18	$10,555,000,000	260	$48,019,400,000
James McCarthy	7	$4,812,800,000	1	$879,100,000	45	$15,508,500,000

Growth LT
David J. Corkins	5	$14,513,313,508	None	N/A	1	$35,402,030

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Mid-Cap Value
Andrew D. Lacey	13	$3,908,535,723	6	$79,336,433	1,258	$12,434,101,835
Christopher H. Blake	7	$3,638,751,510	2	$55,208,186	90	$1,863,129,560
Gary Buesser	7	$3,638,751,510	2	$55,208,186	87	$1,525,655,324
Robert A. Failla	7	$3,638,751,510	2	$55,208,186	84	$1,139,540,137

Large-Cap Growth
Mark B. Baribeau	12	$3,642,729,089	5	$2,225,828,521	161	$6,845,582,845
Pamela N. Czekanski	11	$3,593,959,326	5	$2,225,828,521	153	$6,891,533,133
Richard D. Skaggs	11	$3,593,959,326	5	$2,225,828,521	123	$6,767,536,013

International Large-Cap
David R. Mannheim	17	$9,570,000,000	5	$1,653,000,000	88	$17,732,000,000
Marcus L. Smith	10	$8,082,000,000	None	N/A	25	$4,813,000,000

Small-Cap Growth
Michael Fasciano	7	$1,508,000,000	None	N/A	1,334	$566,000,000

Main Street Core
Nikolaos D. Monoyios	10	$22,754,158,788	1	$23,256,828	None	N/A
Marc Reinganum	7	$14,809,164,457	None	N/A	None	N/A

Emerging Markets
Mark Madden	1	$9,871,660,570	8	$1,016,814,683	None	N/A

Managed Bond
Pasi Hamalainen	10	$9,121,120,000	6	$658,680,000	173	$34,698,540,000

Inflation Managed
John B. Brynjolfsson	18	$37,163,950,000	17	$2,247,370,000	34	$7,488,260,000

Money Market
Dale W. Patrick	1	$955,361,392	None	N/A	67	$25,697,234,424
Brendan L. Collins	1	$955,361,392	None	N/A	67	$25,697,234,424

Large-Cap Value
Mark J. McAllister	18	$9,192,350,209	1	$58,327,301	26,177	$4,448,239,736
Robert Feitler	18	$9,192,350,209	1	$58,327,301	26,177	$4,448,239,736

Comstock
B. Robert Baker, Jr.	16	$26,777,233,682	2	$1,026,542,312	18,373	$3,091,935,211
Kevin C. Holt	16	$26,777,233,682	2	$1,026,542,312	18,373	$3,091,935,211
Jason S. Leder	16	$26,777,233,682	2	$1,026,542,312	18,373	$3,091,935,211

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Mid-Cap Growth
Dennis P. Lynch	33	$16,452,774,467	4	$1,454,397,049	10,359	$3,015,084,492
David S. Cohen	33	$16,452,774,467	4	$1,454,397,049	10,359	$3,015,084,492
Sam Chainani	33	$16,452,774,467	4	$1,454,397,049	10,359	$3,015,084,492
Alexander Norton	33	$16,452,774,467	4	$1,454,397,049	10,359	$3,015,084,492

Real Estate
Theodore R. Bigman	11	$7,807,587,191	6	$3,043,810,629	853	$3,472,401,652

**	Includes the Fund.

     The following table reflects information regarding accounts other than the Fund for which each manager has day-to-day management responsibilities with respect to which the advisory fee is based on account performance. Information is shown as of the Fund’s fiscal year-end, March 31, 2006.

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Short Duration Bond
Jonathan A. Beinner	None	N/A	13	$7,583,000,000	30	$15,627,000,000
James B. Clark	None	N/A	5	$5,090,000,000	5	$2,403,000,000
Christopher Sullivan	None	N/A	5	$5,090,000,000	5	$2,403,000,000
James McCarthy	None	N/A	None	N/A	7	$4,615,000,000
Large-Cap Growth
Mark B. Baribeau	None	N/A	1	$143,469,914	None	N/A
Pamela N. Czekanski	None	N/A	1	$143,469,914	None	N/A
Richard D. Skaggs	None	N/A	1	$143,469,914	None	N/A

International Large-Cap
David R. Mannheim	None	N/A	None	N/A	7	$1,065,000,000
Marcus L. Smith	None	N/A	None	N/A	1	$24,684,000

Managed Bond
Pasi Hamalainen	None	N/A	None	N/A	11	$4,907,070,000

Inflation Managed
John B. Brynjolfsson	None	N/A	None	N/A	10	$3,795,600,000

Mid-Cap Growth
Dennis P. Lynch	None	N/A	None	N/A	1	$226,763,095
David S. Cohen	None	N/A	None	N/A	1	$226,763,095
Sam Chainani	None	N/A	None	N/A	1	$226,763,095
Alexander Norton	None	N/A	None	N/A	1	$226,763,095

Real Estate
Theodore R. Bigman	None	N/A	None	N/A	4	$353,392,520

Material Conflicts of Interest

      Actual or apparent conflicts of interest may arise when a fund manager has day-to-day management responsibilities with respect to more than one investment account. Fund managers who manage other investment accounts in addition to a fund of Pacific Life Funds may be presented with the following potential conflicts:

Alliance Capital Management, L.P.

      AllianceBernstein acknowledges that conflicts of interest are inherent in their business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitors to ensure that all clients are treated equitably.

      Employee Personal Trading: AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest that may arise when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

      Managing Multiple Accounts for Multiple Clients: AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

      Allocating Investment Opportunities: AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

      To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

ClearBridge Advisors, LLC

      Material conflicts of interest may arise when a fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table under the “Other Accounts Managed” section above.

      These potential conflicts include:

      Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

      Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

      Selection of Brokers/ Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of ClearBridge’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

      Related Business Opportunities. ClearBridge or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Goldman Sachs Asset Management, L.P.

      GSAM’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the PL Short Duration Bond Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

      GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Janus Capital Management LLC

      As shown in the section entitled “Other Accounts Managed,” the fund manager may manage other accounts with investment strategies similar to the PL Growth LT Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the PL Growth LT Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the PL Growth LT Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Lazard Asset Management LLC

      Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the PL Mid-Cap Value Fund (Similar Accounts), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund may be subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

      Potential conflicts of interest may arise because of Lazard’s management of the funds and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the funds, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the funds. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the funds.

      A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account reduces the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the funds invest, Lazard could be seen as harming the performance of the funds for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

Loomis, Sayles & Company, L.P.

      The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

MFS Investment Management

      MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of the PL International Large-Cap Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

      In certain instances there may be securities which are suitable for the fund as well as for accounts with similar investment objectives of MFS or subsidiary of MFS. Securities transactions for the fund and other accounts with similar investment objectives are generally executed on the same day, or the next day.

      Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the fund is concerned. In most cases, however, MFS believes that the fund’s ability to participate in volume transactions will produce better executions for the fund.

      MFS does not receive a performance fee for its management of the fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the fund — for instance, those that pay a higher advisory fee and/or have a performance fee.

Neuberger Berman Management Inc.

      Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

OppenheimerFunds, Inc.

      As indicated above under “Other Accounts Managed,” each of the portfolio managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Funds. That may occur whether the investment strategies of the other fund are the same as, or different from, the Fund’s investment objectives and strategies. For example the portfolio manager may need to allocate investment opportunities between the Fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Funds. Not all funds and accounts advised by Oppenheimer have the same management fee. If the management fee structure of another fund is more advantageous to Oppenheimer than the fee structure of the Funds, Oppenheimer could have an incentive to favor the other fund. However, Oppenheimer compliance procedures and Code of Ethics recognize their fiduciary obligations to treat all of its clients, including the Funds, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Fund’s portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Funds, or may manage funds or accounts with investment objectives and strategies that are different from those of the Funds.

Pacific Investment Management Company LLC

      From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

      Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

      Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

      Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

      Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the funds on a fair and equitable basis over time.

Pacific Life Insurance Company

      While material conflicts of interests may arise with respect to management of a portfolio by the portfolio manager, Pacific Life has not experienced any such conflicts. Pacific Life has adopted policies and procedures to address any potential material conflicts, should they arise.

Van Kampen

      Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Van Kampen may receive fees from certain accounts that are higher than the fee it receives for managing the funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the funds. Van Kampen has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Beneficial Interest of Fund Managers

      As of the Fund’s fiscal year ended, March 31, 2006, there were no securities beneficially owned by any fund manager. Fund managers are not required to own securities of the Fund. In addition, although the level of a fund manager’s securities ownership may be an indicator of his or her confidence in the Fund’s investment strategy, it does not necessarily follow that a fund manager who owns few or no securities has any less confidence or is any less concerned about the applicable Fund’s performance.

Legal Proceedings

      Since 2003, numerous participants in the mutual fund industry have been subject to various inquiries and litigation, including, but not limited to, allegations that industry participants have engaged in or facilitated purchases of shares of mutual funds after the market close (late trading) or abusive frequent trading of fund shares for arbitrage purposes (market timing), and have used mutual fund brokerage resources to reward brokers for the sale of fund shares (directed brokerage). As discussed below, some of the Managers have been the subject of formal actions or litigation relating to these matters. None of the proceedings or allegations discussed below relates to Pacific Life, Pacific Life Funds (formerly Pacific Funds), or any series of Pacific Life Funds. This discussion is based on information provided or in use by each Manager, and has not been independently verified by Pacific Life or Pacific Life Funds.

      Janus is the Manager of the PL Growth LT Fund. In the fall of 2003, the SEC, the Office of the New York State Attorney General (NYAG), the Colorado Attorney General (COAG), and the Colorado Division of Securities (CDS) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus’ frequent trading arrangements.

      A number of civil lawsuits were brought against Janus and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the Court) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (JCGI) on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, Enhanced Investment Technologies, LLC, Bay Isle Financial LLC, Perkins, Wolf, McDonnell and Company, LLC, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

      On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 (the 1934 Act) and under Section 36(b) of the 1940 Act. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus and its affiliates that were brought on behalf of JCGI’s corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

      The Attorney General’s Office for the State of West Virginia filed a separate market timing related civil action against Janus and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict

Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus) and seeking disgorgement and other monetary relief based on similar market timing allegations.

      In addition to the “market timing” actions described above, Janus is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

      In 2001, Janus’ predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff’s antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

      Additional lawsuits may be filed against certain of the Janus funds, Janus, and related parties in the future. Janus does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

      MFS is the manager of the PL International Large-Cap Fund. In February 2004, MFS announced settlement agreements with the SEC and certain state regulators related to allegations of market timing activity in certain mutual funds in the MFS family. In March 2004, MFS announced a settlement agreement with the SEC related to allegations that MFS had preferred brokerage arrangements with certain broker-dealers based on their sales of mutual funds in the MFS family. Multiple lawsuits, including class actions, have been filed against MFS and certain of its affiliated entities alleging market timing, late trading, directed brokerage, and excessive compensation.

      PIMCO is the manager of the PL Managed Bond and PL Inflation Managed Funds. PIMCO and certain of its affiliated entities are the subject of lawsuits, including class actions and derivative claims, alleging certain market timing activity and impermissible revenue sharing activity.

      Based on information currently available to it, Pacific Life is not aware of any circumstances that would materially affect the ability of a manager to continue to provide to the Funds the services it has agreed to provide.

FUND TRANSACTIONS AND BROKERAGE

Investment Decisions

      Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including a Fund.

      It also sometimes happens that the Adviser or Manager may simultaneously purchase or sell the same security for two or more clients. In such instances, transactions in securities will be allocated between the Fund and the Adviser’s or Manager’s other clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to review by the Board of Trustees. To the extent any Fund seeks to acquire the same security at the same time as another Adviser or Manager client, such Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned. The Adviser or Manager may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.

Brokerage and Research Services

      The Portfolio Optimization Funds invest primarily in the Underlying Funds and do not incur commissions or sales charges in connection with investments in the Underlying Funds, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Funds. Accordingly the following description is relevant for the Portfolio Optimization Funds and the Underlying Funds.

      The Adviser or Manager for a Fund places all orders for the purchase and sale of fund securities, options, and futures contracts and other investments for a Fund through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will attempt to obtain the best net results for a Fund taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of fund securities in transactions on United States stock exchanges for the account of a Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Fund’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker.

      There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.

      Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser or Manager. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Adviser or Manager is considered at or about the same time, transactions in such securities will be allocated among that Fund and such clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to periodic review by the Pacific Life Funds’ Adviser and/or Board of Trustees.

      As permitted by Section 28(e) of the 1934 Act, the Adviser or Manager may cause a Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser or Manager, an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute fund transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Fund may receive research services from many broker-dealers with which the Adviser or Manager places a Fund’s transactions. The Adviser or Manager for a Fund may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including the Fund), although not all of these services are necessarily useful and of value in managing a Fund. The advisory fee paid by the Pacific Life Funds is not reduced because the Adviser or Manager and its affiliates receive such services.

      As noted above, the Adviser or a Manager may purchase new issues of securities for a Fund in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

      During the fiscal years ended 3/31/06, 3/31/05 and 3/31/04, each Fund incurred brokerage commissions as follows:

	Fiscal Year	Fiscal Year	Fiscal Year
Fund	2006*	2005*	2004*

PL Portfolio Optimization Conservative[1]	N/A	N/A	N/A
PL Portfolio Optimization Moderate-Conservative[1]	N/A	N/A	N/A
PL Portfolio Optimization Moderate[1]	N/A	N/A	N/A
PL Portfolio Optimization Moderate-Aggressive[1]	N/A	N/A	N/A
PL Portfolio Optimization Aggressive[1]	N/A	N/A	N/A
PL International Value	$44,252	$29,502	$27,367
PL Short Duration Bond[1,2]	3,015	1,135	61
PL Growth LT	39,991	19,158	11,813
PL Mid-Cap Value[1]	63,187	22,659	N/A
PL Large-Cap Growth	74,735	43,290	20,081
PL International Large-Cap	80,035	53,618	38,200
PL Small-Cap Growth[3]	41,123	49,443	20,895
PL Main Street Core[1]	38,946	N/A	N/A
PL Emerging Markets[1]	78,649	N/A	N/A
PL Managed Bond	6,015	6,315	4,393
PL Inflation Managed	3,119	488	30
PL Large-Cap Value[4]	62,985	62,846	38,690
PL Comstock[5]	26,663	20,007	17,969
PL Mid-Cap Growth[6]	68,796	68,489	89,688
PL Real Estate[1,7]	11,697	5,950	N/A

*	Increases/decreases in brokerage commissions from one year to the next are generally due to increased/decreased trading activity and/or an increase or decrease in fund assets.

[1]	The Portfolio Optimization Funds and the PL Short Duration Bond Fund did not begin operations until December 31, 2003. The PL Mid-Cap Value and the PL Real Estate Funds did not begin operations until December 31, 2004. The PL Main Street Core and PL Emerging Markets Funds did not begin operations until September 30, 2005.

[2]	Of which $34, $153, and $16 was paid to Goldman, Sachs & Co., an affiliate of Goldman Sachs Asset Management, L.P. in fiscal years 2006, 2005, and 2004, respectively. For fiscal year 2006, 1.13% of the aggregate brokerage commissions were paid to Goldman, Sachs & Co.

[3]	Of which $4,593 was paid to Lehman Brothers Inc., and affiliate of Neuberger Berman Inc. for the period from October 1, 2005 through March 31, 2006. For the period from October 1, 2005 through March 31, 2006, 25.22% of the aggregate brokerage commissions were paid to, and 18.26% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Lehman Brothers Inc. Neuberger Berman began managing the Fund on October 1, 2005. Another firm managed the Fund before that date.

[4]	Of which $3,563, $2,919, and $3,796 was paid to Citigroup Global Markets Inc. in fiscal years 2006, 2005, and 2004, respectively, an affiliate of Salomon Brothers Asset Management Inc. For fiscal year 2006, 7.18% of the aggregate brokerage commissions were paid to, and 5.77% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Citigroup Global Markets Inc. Salomon Brothers Asset Management Inc was sold to Legg Mason, Inc. as of 12/1/05. Any transactions with Citigroup Global Markets Inc. after 12/1/05 are not considered to be affiliated transactions.

[5]	Of which $175, $255, and $109 was paid to Morgan Stanley & Co., an affiliate of Van Kampen in fiscal years 2006, 2005, and 2004, respectively. For fiscal year 2006, 0.65% of the aggregate brokerage commissions were paid to, and 0.38% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Morgan Stanley & Co.

[6]	Of which $174, $356, and $358 was paid to Morgan Stanley & Co., an affiliate of Van Kampen in fiscal years 2006, 2005, and 2004, respectively. For fiscal year 2006, 0.25% of the aggregate brokerage commissions were paid to, and 0.16% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Morgan Stanley & Co.

[7]	Of which $133 was paid to Morgan Stanley & Co., an affiliate of Van Kampen for the period December 31, 2004 through March 31, 2005.

      During the fiscal year ended March 31, 2006, the PL International Value Fund, PL Growth LT Fund, PL Large-Cap Growth Fund, PL International Large-Cap Fund, PL Main Street Core Fund, PL Managed Bond Fund, PL Large-Cap Value Fund, and PL Comstock Fund acquired and/or sold securities of their regular broker-dealers or of their regular broker-dealers’ parent company.

      As of March 31, 2006 the following Funds acquired and held securities of their regular broker-dealers or of their regular broker-dealers’ parent company:

Fund	Securities of Regular Broker-Dealers	Value

PL International Value	Credit Suisse Group	$1,139,067
	UBS AG	1,160,956
PL Growth LT	JP Morgan Chase & Co.	$1,332,189
	Merrill Lynch & Co Inc.	493,825
	The Goldman Sachs Group Inc.	231,516
PL Large-Cap Growth	Lehman Brothers Holdings Inc.	$668,451
	The Goldman Sachs Group Inc.	710,244
PL International Large-Cap	Citigroup Inc.	$1,370,632
	UBS AG	1,512,352
PL Main Street Core	JP Morgan Chase & Co.	$716,208
	Merrill Lynch & Co Inc.	519,816
	The Goldman Sachs Group Inc.	470,880

Fund	Securities of Regular Broker-Dealers	Value

PL Managed Bond	Bank of America Corp.	$802,400
	Citigroup Inc.	340,336
	Morgan Stanley	98,925
	UBS AG	1,295,496
PL Large-Cap Value	Bank of America Corp.	$956,340
	JP Morgan Chase & Co.	774,504
	Merrill Lynch & Co Inc.	984,500
	The Goldman Sachs Group Inc.	580,752
PL Comstock	Bank of America Corp.	$2,021,976
	Citigroup Inc.	2,030,890
	JP Morgan Chase & Co.	607,944
	Merrill Lynch & Co. Inc.	614,328

Portfolio Turnover

      For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by a Fund during the fiscal year. In determining such portfolio turnover, long-term U.S. Government Securities are included. Short-term U.S. Government Securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Funds will vary from year to year, depending on market conditions. In addition, many of the Funds are Underlying Funds of the Portfolio Optimization Funds, and changes to the target allocations of the Portfolio Optimization Funds may result in the transfer of assets from one underlying fund to another. These changes, as well as changes in managers and investment personnel and reorganizations of underlying funds, may result in the sale of portfolio securities, which may increase trading costs and the portfolio turnover for the affected underlying funds.

      All funds may engage in active and frequent trading which could result in higher trading costs and reduce performance. During the past fiscal year, the following funds engaged in active and frequent trading: the PL Small-Cap Growth Fund, the PL Mid-Cap Value Fund, the PL Large-Cap Growth Fund, the PL Managed Bond Fund, the PL Inflation Managed Fund and the PL Mid-Cap Growth Fund. The variation in the PL Short Duration Bond Fund’s turnover rate over last year is primarily due to decreased transactions in “to be announced” (TBA) issues, and transaction rolls. The increase in turnover rate for the PL Mid-Cap Value Fund is primarily due to the Fund operating for a full fiscal year in comparison to the first three months after inception as of the end of the previous fiscal year. For the PL Managed Bond Fund and PL Inflation Managed Fund, although turnover may often be high, this does not reflect changes in PIMCO’s investment strategy or economic views, which are generally longer-term in nature. Portfolio turnover may vary based on frequent shifts in other portfolio dimensions depending on where PIMCO sees value. The turnover rate for the PL Large-Cap Growth Fund was higher than the prior year’s turnover rate and the turnover rate for the PL Small-Cap Growth Fund was lower than the prior fiscal year’s turnover rate. In the last fiscal year, these Funds were restructured in connection with changes in sub-advisers and/or reorganization.

Disclosure of Fund Holdings

      It is the policy of Pacific Life Funds and its service providers to protect the confidentiality of portfolio holdings and to limit the selective disclosure of non-public information about Pacific Life Funds’ portfolio holdings. Pacific Life Funds and each of its service providers must adhere to Pacific Life Funds’ policies and procedures on disclosure of portfolio holdings (Disclosure Policies). The Disclosure Policies are meant to protect the interests of Pacific Life Funds shareholders and to address potential conflicts of interests that could arise between the interest of Pacific Life Funds’ shareholders and the interests of Pacific Life Funds’ investment adviser, Pacific Select Distributors, Inc. (the Distributor), or affiliated persons of Pacific Life Funds, the investment adviser, or Distributor. To do so, the Disclosure Policies provide that no information concerning the portfolio holdings of Pacific Life Funds may be disclosed to any unaffiliated third party (other than those service providers who generally need access to such information in the performance of their contractual duties and responsibilities to Pacific Life Funds, who are all subject to duties of confidentiality, including a duty to not trade on non-public information, imposed by law/or contract) except as provided for in the Disclosure Policies. Unless required by law, for an unaffiliated third party to receive any non-public Pacific Life Funds holdings information, such party would be required to sign a written confidentiality agreement, which includes a duty not to trade on non-public information. As a general rule, no information concerning the portfolio holdings of Pacific Life Funds may be disclosed to any unaffiliated third party, except as provided in the Disclosure Policies. There are no specific individuals or categories of individuals who authorize release of a portfolio’s holdings to service providers.

      Pacific Life Funds, or its duly authorized service providers, may publicly disclose the holdings of all portfolios periodically on its website or in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Pacific Life Funds, or its duly authorized service providers, may disclose such publicly available portfolio holdings information to analysts, ratings agencies, or other parties the day after it has been posted to the website. Information that is filed with the SEC may be made available immediately after filing.

      Presently, Pacific Life Funds’ unaudited portfolio holdings information can be found on its website. Month-end portfolio holdings for portfolios are generally posted approximately three to five business days following month-end. There may be an additional delay for certain portfolios, as indicated on the website. Holdings information will remain available on the website until the next period’s information is posted. This information can be found at www.PacificLife.com or in Pacific Life Funds’ Prospectuses under “Additional Pacific Life Funds Information.” Presently, the month-end portfolio holdings information posted on the website is sent electronically to certain analytical firms the day after it is posted.

      Prior to public disclosure of portfolio holdings, the portfolio holdings are provided or otherwise available to service providers of Pacific Life Funds, which currently are the custodian, fund accountants, pricing service, execution analyzing service, investment adviser, and portfolio managers, in connection with the provision of services to Pacific Life Funds. Each of these service providers (i) has entered into an agreement with Pacific Life Funds to maintain Pacific Life Funds information as confidential (which would include portfolio holdings information); (ii) must adhere to Pacific Life Funds’ Disclosure Policies; and (iii) has legal obligations to maintain Pacific Life Funds information as confidential as well as to not trade on non-public information. Nonetheless, Pacific Life Funds is in the process of confirming that its agreements with each service provider specifically provides for an affirmative obligation that the service provider, its agents (which would include service providers of Pacific Life Funds’ service providers), and its employees will not trade on Pacific Life Funds’ non-public holdings information. Pacific Life Funds will take steps to amend such agreements as necessary. Pacific Life Funds’ holdings are also disclosed to Pacific Life Funds’ legal counsel and independent registered public accountants, as well as Independent Trustees’ legal counsel, each of which has an ethical and/or legal obligation to keep the holdings confidential, as well as to not trade on such non-public information.

      If Pacific Life Funds, or its duly authorized service providers, seeks to disclose portfolio holdings to analysts, rating agencies, or other parties (i.e., service providers of Pacific Life Funds’ service providers) prior to the time such information is made public, such disclosure would be conditioned on the recipient agreeing in writing to treat such portfolio holdings as confidential.

      Pacific Life Funds currently relies on the contractual and/ or legal/ ethical obligations of Pacific Life Funds’ service providers to maintain confidentiality of portfolio holdings information, and currently does not independently monitor the use of such information by service providers. To the extent Pacific Life Funds relies upon legal and/or ethical obligations to maintain confidentiality, including the duty to not trade on non-public information, as opposed to a contractual obligation, there is a risk that such obligations may be more difficult to enforce and the parties subject to such obligations may interpret them differently. Pacific Life Funds is seeking to initiate a process whereby Pacific Life Funds’ service providers in possession of non-public portfolio holdings information regarding Pacific Life Funds may be asked to provide written confirmation as to compliance with the Pacific Life Funds’ portfolio holdings confidentiality policy. There is no assurance that such process will be fully implemented or that such system will be effective if implemented.

      No compensation is received by Pacific Life Funds or Pacific Life in connection with the disclosure of portfolio holdings information.

      Notwithstanding anything in the Disclosure Policies to the contrary, the Pacific Life Funds’ Board of Trustees or its Chief Compliance Officer (CCO) may, on a case-by-case basis, authorize disclosure of the Pacific Life Funds’ portfolio securities, provided that, in their judgment, such disclosure is not inconsistent with the best interests of shareholders and, unless otherwise required by law, subject to the confidentiality requirements set forth in the Disclosure Policies. Each may also impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.

      Pacific Life Funds’ CCO receives reports of violations of the Disclosure Policies by Pacific Life Funds and Pacific Life. If such a report is received, and if the CCO, in the exercise of his or her duties, deems that such violation constitutes a “material compliance matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she will report it to Pacific Life Funds’ Board of Trustees, as required by Rule 38a-1.

NET ASSET VALUE

      Shares of each Fund are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. Net asset value (NAV) of a share is determined by dividing the value of a Fund’s net assets by the number of its shares outstanding. That determination is made once each business day, on each day the New York Stock Exchange (NYSE) is open for trading, including when foreign markets are closed, Monday through Friday, exclusive of federal holidays, as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier. NAV will not be determined on days when the NYSE is closed for trading.

      To calculate a Fund’s NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities.

      The PL Money Market Fund’s holdings are valued using the amortized cost method of valuation. The amortized cost method of valuation involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

      The SEC’s regulations require the PL Money Market Fund to adhere to certain conditions. The Fund is required to (i) maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) limit its investments to instruments having remaining maturities of 397 calendar days or less; and (iii) invest only in securities that meet specified quality and credit criteria.

      Shares of the Underlying Funds held by the Portfolio Optimization Funds are valued at their respective NAVs at the time of computation. Other securities and assets of the Portfolio Optimization Fund are valued as described below.

      Equity securities for which market quotations are readily available are valued from a pricing vendor approved by Pacific Life Funds’ Board. Pricing vendors generally provide prices based on the last reported sales price, or official closing price provided by an exchange (e.g., NASDAQ Official Closing Prices). If no price is provided by the vendor, valuation is based on the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or broker dealers.

      Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value.

Certain debt securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to debt securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

      When a Fund writes a put or call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability is adjusted to be current market value of the option. The premium paid for an option purchased by the Fund is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices.

      Foreign security valuations are generally determined based upon prices obtained from an approved pricing vendor. The vendors generally obtain the price on the foreign exchange as of its close of business, or last available price in the over-the-counter market, immediately preceding the time of valuation. Securities denominated in foreign currency are converted to U.S. dollars at prevailing market rates obtained by the custodian.

      Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. In addition, European and Pacific Basin securities trading may not take place on all days that the NYSE is open. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not days that the NYSE is open and on which the Fund’s NAV is not calculated. Shareholders are not able to redeem their shares on such days. Although the NAV is not calculated on those days, the value of a Fund’s securities may change. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source prior to calculating the NAV. The calculation of the NAV of any fund which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the Pacific Life Funds’ procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that Pacific Life Funds values its shares. Prices derived under these procedures will be used in determining NAV.

      If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a Fund’s NAV is determined, or if under the Pacific Life Funds’ procedures the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a Fund’s NAV, the security would be valued at fair value as determined in accordance with procedures and methodologies approved by Pacific Life Funds’ Board of Trustees. In determining the fair value of securities, Pacific Life Funds may consider available information including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. Pacific Life Funds has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not accurately reflect the price that a Fund could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.

      Information that becomes known to Pacific Life Funds or its agents after the time that NAV is calculated on any business day (which may be after 4:00 p.m. Eastern time) may be assessed in determining NAV per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day.

      In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees of Pacific Life Funds, or under procedures established by the Board, although the actual calculation may be made by persons acting under the direction of the Board.

DISTRIBUTION OF FUND SHARES

Distributor and Multi-Class Plan

      Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as the principal underwriter of the continuous offering of each class of the Pacific Life Funds’ shares pursuant to a Distribution

Agreement (Distribution Agreement) with Pacific Life Funds, which is subject to annual approval by Pacific Life Funds’ Board of Trustees. The Distributor, located at 700 Newport Center Drive, P.O. Box 9000, Newport Beach, California 92660, is a broker-dealer registered with the SEC. The Distribution Agreement is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to Pacific Life Funds. The Distributor is not obligated to sell any specific amount of Pacific Life Funds’ shares. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement including the costs of sales presentations, mailings, advertisings, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares, and receives a distribution and/or servicing fee with respect to each share class.

      The Distribution Agreement will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of Pacific Life Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Agreement or the Distribution and Service Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Agreement is terminated (or not renewed) with respect to a Fund or one or more of the classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

      Each Fund, except the Portfolio Optimization Funds, the PL Main Street Core Fund and PL Emerging Markets Fund, and the PL Money Market Fund currently offers three classes of shares: Class A, Class B and Class C. The Portfolio Optimization Funds currently offer Class A, B, C and R shares. The PL Money Market Fund, the PL Main Street Core Fund, and the PL Emerging Markets Fund currently offer Class A shares only.

      All classes of the underlying funds, with the exception of the PL Money Market Fund, are closed to new investors. Investors who own shares of a particular underlying fund may continue to purchase additional shares of that fund. Investors who do not already own shares of a particular underlying fund are not permitted to acquire shares of that fund by purchase or exchange. The Portfolio Optimization Funds and the PL Money Market Fund will remain open to both existing and new investors for purchase or exchange.

      Class A, Class B, Class C and Class R shares of the applicable Funds are offered through firms which are members of NASD, and which have dealer agreements with the Distributor (each, a “selling group member”).

      Pacific Life Funds has adopted a Multi-Class Plan (Multi-Class Plan) pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (i) each class has a different designation; (ii) each class bears any class-specific expenses allocated to it; and (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

      Each class of shares bears specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of each Fund’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charge and Contingent Deferred Sales Charge

      As described in the Prospectus, Class A shares of each Fund (except with respect to the PL Main Street Core and PL Emerging Markets Funds that are only available for investment by the Portfolio Optimization Funds, and the PL Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. A contingent deferred sales charge (CDSC) is imposed upon certain redemptions of the Class A, Class B and Class C shares.

	Maximum Sales Charge (Load)

		Front-end	Amount Reallowed
	Investment	Charge	to Dealers
Class A
	Under $50,000	5.50%	4.75%
	$50,000 to under $100,000	4.75%	4.00%
	$100,000 to under $250,000	3.75%	3.00%
	$250,000 to under $500,000	3.00%	2.50%
	$500,000 to under $1,000,000	2.10%	1.60%
	$1,000,000 and over*	0.00%	0.00% *

*	For purchases in which the account value totals $1 million or more, there is a CDSC of 1% (on the shares for which a front-end sales charge was not paid) if sold (redeemed) within 1 year of purchase. The Distributor will pay dealers a commission out of its own assets of 1% of the amount invested (except with respect to the PL Money Market Fund).

		Contingent Deferred Sales
		Charge (Load) (CDSC)

		Years After	CDSC on Shares
	Maximum Sales Charge (Load)	Purchase:	Being Sold:
Class B
	No initial sales charge (load)**	1st	5.00%
		2nd	4.00%
		3rd	4.00%
		4th	3.00%
		5th	2.00%
		6th	2.00%
		7th	1.00%
		8th year and after	0.00%

**	The Distributor will pay dealers a commission out of its own assets of 4% of the amount invested.

		Contingent Deferred Sales
		Charge (Load) (CDSC)

			CDSC on
		Years After	Shares
	Maximum Sales Charge (Load)	Purchase:	Being Sold:
Class C
	No initial sales charge (load)***	1st	1.00%

***	The Distributor will pay dealers a commission out of its own assets of 1% of the amount invested.

Contingent Deferred Sales
	Maximum Sales Charge (Load)	Charge (Load) (CDSC)
Class R
	No initial sales charge (load)****	None

****	There is no front-end commission. The Distributor will pay dealers an annual trail commission of 0.50% of the amount invested, out of its own assets.

      Each Fund receives the entire net asset value of all its shares sold. The Distributor retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above tables. Upon notice to all dealers with whom it has sales agreements, the Distributor may reallow to dealers up to the full applicable sales charge, as shown in the above table, or may establish other sales programs during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels.

      In certain cases described in the Prospectus, the CDSC is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Fund’s sales-related expenses are lower for certain of such classes than for classes for which the CDSC is not waived, (ii) waiver of the CDSC with respect to certain of such classes is consistent with certain policies under the Code concerning the favored tax treatment of accumulations, or (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

      For the fiscal year ended March 31, 2006, the Distributor received sales charges in the aggregate of $5,726,216.64, of which the Distributor retained $823,849.23.

      For the fiscal year ended March 31, 20061, the Distributor received the following amounts in sales charges in connection with the sale of shares:

	Class A	Class A	Class B	Class C	Class C	Class C
	Sales Charges	Sales Charges	Deferred	Sales Charges	Sales Charges	Deferred
	Before Dealer	After Dealer	Sales	Before Dealer	After Dealer	Sales
Fund	Re-Allowance	Re-Allowance	Charges	Re-Allowance	Re-Allowance	Charges

PL Portfolio Optimization Conservative	$167,116.12	$23,328.65	$10,269.45	$—	$—	$8,439.32
PL Portfolio Optimization Moderate-Conservative	520,914.24	84,197.64	27,647.05	—	—	10,445.39
PL Portfolio Optimization Moderate	1,821,926.91	285,237.91	84,764.76	—	—	22,373.45
PL Portfolio Optimization Moderate Aggressive	1,870,693.62	288,316.55	49,681.83	—	—	22,469.55
PL Portfolio Optimization Aggressive	788,549.39	121,133.05	30,349.76	—	—	8,306.04
PL International Value	14,692.84	2,169.26	3,565.18	—	—	212.68
PL Short Duration Bond	3,165.88	93.12	731.89	—	—	482.70
PL Growth LT	6,529.41	896.63	1,152.20	—	—	240.55
PL Mid-Cap Value[2]	7,639.03	1,243.06	—	—	—	0.17
PL Large-Cap Growth	11,190.38	1,673.97	855.28	—	—	226.68
PL International Large-Cap	16,222.37	2,474.21	3,325.94	—	—	153.11
PL Small-Cap Growth	3,767.35	548.24	1,351.74	—	—	92.11
PL Main Street Core[2]	—	—	N/A	N/A	N/A	N/A
PL Emerging Markets[2]	—	—	N/A	N/A	N/A	N/A
PL Managed Bond	8,752.50	1,333.17	3,988.25	—	—	570.59
PL Inflation Managed	135,526.51	4,830.96	7,333.50	—	—	1,608.41
PL Money Market[3]	—	—	707.29	—	—	27.96
PL Large-Cap Value	9,039.21	1,393.92	1,487.31	—	—	255.57
PL Comstock	9,903.80	1,439.75	1,820.35	—	—	343.12
PL Mid-Cap Growth	16,451.08	2,359.56	703.51	—	—	111.24
PL Real Estate[2]	7,859.80	1,179.58	24.22	—	—	158.05

[1]	Class R shares were not available until October 1, 2005.

[2]	The PL Mid-Cap Value and PL Real Estate Funds did not begin operations until December 31, 2004. The PL Main Street Core and PL Emerging Markets Funds did not begin operations until September 30, 2005, for which only Class A shares are offered.

[3]	Effective July 1, 2005, only Class A shares of the PL Money Market Fund are available.

Distribution and Servicing Plans for Class A, Class B, Class C, and Class R Shares

      Class A, Class B, Class C, and Class R shares (collectively the Shares) of the applicable Funds are continuously offered through selling group members that are members of the NASD that have dealer agreements with the Distributor.

      Pursuant to separate Distribution and Service Plans for each share class (other than Class A shares) and the Service Plan for Class A shares, (the Plans), in connection with the distribution of Shares of Pacific Life Funds and in connection with services rendered to the shareholders of Pacific Life Funds and the maintenance of shareholder accounts, the Distributor receives certain distribution and/or servicing fees from the Funds. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to the Shares as to which no distribution and servicing fees were paid on account of such limitations. The Distributor pays (i) all or a portion of the distribution fees it receives from the Funds to selling group members, and (ii) all or a portion of the servicing fees it receives from the Funds to selling group members, certain banks and other financial intermediaries, in both cases subject to compensation schedules which may be based on the amount of Shares held by customers of such brokers, banks or other financial intermediaries. In addition, the Distributor may, at its own expense, pay concessions in addition to the payment of distribution and servicing fees out of its own assets to brokers that satisfy certain criteria established from time to time by the Distributor.

      The Distributor makes distribution and servicing payments to selling group members and servicing payments to selling group members, certain banks and other financial intermediaries in connection with the sale of Shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B and Class C shares, selling group members and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class R shares, the Distributor will pay dealers an annual trail commission of 0.50% of the amount invested. Pursuant to the Distribution Agreement with Pacific Life Funds, with respect to each Fund’s Shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

      The Plans (other than the Service Plan for Class A shares) were adopted pursuant to Rule 12b-l under the 1940 Act. The Plans are of the type known as “compensation” plans. This means that, although the Trustees of Pacific Life Funds are expected to take into account the expenses of the Distributor in their periodic review of the Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

      The distribution fees applicable to the Shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Shares, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of selling group members who engage in distribution of Shares, printing of prospectuses and reports other than for existing shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to the Shares of the Fund, may be spent by the Distributor on personal services rendered to shareholders of the Fund and the maintenance of shareholder accounts, including, but not limited to, compensation to, and expenses (including telephone and overhead expenses) of, the Distributor, selling group members, financial consultants or other employees of selling group members, certain banks and other financial intermediaries or service providers who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares (including through the maintenance of websites through which shareholders can obtain information about Pacific Life Funds and their accounts), who forward communications from Pacific Life Funds to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by Pacific Life Funds in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, who train personnel in the provision of such services, or who provide other services to shareholders. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

      Many of the Distributor’s sales and servicing efforts involve Pacific Life Funds as a whole, so that fees paid by the Shares of any Fund may indirectly support sales and servicing efforts relating to other Funds’ shares. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of the Funds’ shares, and allocates other expenses to each Fund based on its relative net assets. Expenses allocated to a Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

	Servicing	Distribution
	Fee	Fee

Class A1	0.25%	0.00%
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class R	0.25%	0.25%

[1]	Class A shares have a 0.25% non 12b-1 service fee with no distribution fee.

      In addition, the Distributor may from time to time pay additional cash bonuses or other fees or incentives to selected selling group members in connection with the sale or servicing of any class of shares of the Funds. On some occasions, such bonuses, fees or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. Pacific Life Funds, Pacific Life or the Distributor may also pay selling group members and other intermediaries for transfer agency and other services.

      Because each class of shares of the Portfolio Optimization Funds is invested in Class A shares of the Underlying Funds, the annual servicing fee for each Class of shares of the Portfolio Optimization Funds is reduced in order to avoid duplication of the fee.

      If in any year the Distributor’s expenses incurred in connection with the distribution of the Shares and in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and servicing fees paid by the Funds, the Distributor would recover such excess only if the Plan with respect to such class of shares continues to be in effect in some later year when the distribution and servicing fees exceed the Distributor’s expenses. Pacific Life Funds is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Plan terminates.

      Each Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Distributor is required to submit to the Trustees quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of Pacific Life Funds shall be committed to the discretion of such Disinterested Trustees.

      The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

      If a Plan is terminated (or not renewed) with respect to one or more Funds or classes of shares, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

Fund	Class A	Class B	Class C	Class R

PL Portfolio Optimization Conservative[1]
For the period ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	$292	$1,164	$6,628	—
(ii) printing and mailing of prospectuses to prospective shareholders	20	79	449	—
(iii) compensation to broker-dealers	2,160	8,624	49,092	$1
PL Portfolio Optimization Moderate-Conservative[1]
For the period ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	$526	$4,981	$12,426	$2
(ii) printing and mailing of prospectuses to prospective shareholders	36	337	843	—
(iii) compensation to broker-dealers	3,897	36,896	92,038	11
PL Portfolio Optimization Moderate[1]
For the period ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	$415	$15,380	$41,585	—
(ii) printing and mailing of prospectuses to prospective shareholders	28	1,043	2,819	—
(iii) compensation to broker-dealers	3,071	113,918	308,004	—
PL Portfolio Optimization Moderate-Aggressive[1]
For the period ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	—	$15,641	$39,941	—
(ii) printing and mailing of prospectuses to prospective shareholders	—	1,060	2,708	—
(iii) compensation to broker-dealers	—	115,848	295,832	—
PL Portfolio Optimization Aggressive[1]
For the period ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	—	$5,137	$13,523	—
(ii) printing and mailing of prospectuses to prospective shareholders	—	348	917	—
(iii) compensation to broker-dealers	—	38,047	100,158	—
PL International Value
For the fiscal year ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	$31,887	$440	$1,630	N/A
(ii) printing and mailing of prospectuses to prospective shareholders	2,161	31	109	N/A
(iii) compensation to broker-dealers	236,180	3,264	12,063	N/A
PL Short Duration Bond
For the fiscal year ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	$23,180	$32	$726	N/A
(ii) printing and mailing of prospectuses to prospective shareholders	1,571	3	50	N/A
(iii) compensation to broker-dealers	171,680	239	5,371	N/A

Fund	Class A	Class B	Class C	Class R

PL Growth LT
For the fiscal year ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	$17,641	$484	$857	N/A
(ii) printing and mailing of prospectuses to prospective shareholders	1,196	33	58	N/A
(iii) compensation to broker-dealers	130,664	3,588	6,351	N/A
PL Mid-Cap Value
For the fiscal year ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	$15,891	$52	$138	N/A
(ii) printing and mailing of prospectuses to prospective shareholders	1,077	4	9	N/A
(iii) compensation to broker-dealers	117,699	387	1,018	N/A
PL Large-Cap Growth
For the fiscal year ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	$19,970	$662	$1,746	N/A
(ii) printing and mailing of prospectuses to prospective shareholders	1,354	45	118	N/A
(iii) compensation to broker-dealers	147,914	4,903	12,934	N/A
PL International Large-Cap
For the fiscal year ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	$25,770	$432	$825	N/A
(ii) printing and mailing of prospectuses to prospective shareholders	1,747	30	56	N/A
(iii) compensation to broker-dealers	190,875	3,203	6,117	N/A
PL Small-Cap Growth
For the fiscal year ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	$7,404	$381	$662	N/A
(ii) printing and mailing of prospectuses to prospective shareholders	502	26	45	N/A
(iii) compensation to broker-dealers	54,839	2,824	4,906	N/A
PL Main Street Core[2]
For the fiscal year ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	$12,144	N/A	N/A	N/A
(ii) printing and mailing of prospectuses to prospective shareholders	823	N/A	N/A	N/A
(iii) compensation to broker-dealers	89,949	N/A	N/A	N/A
PL Emerging Markets[2]
For the fiscal year ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	$7,386	N/A	N/A	N/A
(ii) printing and mailing of prospectuses to prospective shareholders	501	N/A	N/A	N/A
(iii) compensation to broker-dealers	54,714	N/A	N/A	N/A

Fund	Class A	Class B	Class C	Class R

PL Managed Bond
For the fiscal year ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	$32,516	$1,345	$2,687	N/A
(ii) printing and mailing of prospectuses to prospective shareholders	2,204	91	182	N/A
(iii) compensation to broker-dealers	240,836	9,966	19,899	N/A
PL Inflation Managed
For the fiscal year ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	$30,836	$1,682	$5,730	N/A
(ii) printing and mailing of prospectuses to prospective shareholders	2,091	114	389	N/A
(iii) compensation to broker-dealers	228,399	12,463	42,440	N/A
PL Money Market[3]
For the fiscal year ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	$5,294	$30	$112	N/A
(ii) printing and mailing of prospectuses to prospective shareholders	359	1	7	N/A
(iii) compensation to broker-dealers	39,212	229	828	N/A
PL Large-Cap Value
For the fiscal year ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	$27,257	$617	$1,847	N/A
(ii) printing and mailing of prospectuses to prospective shareholders	1,848	42	125	N/A
(iii) compensation to broker-dealers	201,889	4,570	13,679	N/A
PL Comstock
For the fiscal year ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	$22,737	$539	$1,154	N/A
(ii) printing and mailing of prospectuses to prospective shareholders	1,542	37	78	N/A
(iii) compensation to broker-dealers	168,413	3,993	8,550	N/A
PL Mid-Cap Growth
For the fiscal year ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	$20,873	$911	$2,209	N/A
(ii) printing and mailing of prospectuses to prospective shareholders	1,415	62	150	N/A
(iii) compensation to broker-dealers	154,598	6,750	16,364	N/A
PL Real Estate
For the fiscal year ended March 31, 2006, the following amounts were paid by Pacific Life Funds for:
(i) advertising	$11,260	$72	$73	N/A
(ii) printing and mailing of prospectuses to prospective shareholders	763	5	5	N/A
(iii) compensation to broker-dealers	83,395	530	537	N/A

[1]	Class R shares began operations on October 1, 2005.

[2]	The PL Main Street Core and PL Emerging Markets Funds began operations on September 30, 2005.

[3]	The Distributor voluntarily waived $24,326, $1,535 and $3,924 of PL Money Market Fund’s Class A, Class B and Class C 12b-1 distribution and service fees, respectively, for the fiscal year ended March 31, 2006 (April 15, 2005 through June 30, 2005). The total amount waived by the Distributor was $2,804 for the fiscal year ended March 31, 2005 and $10,234 for the fiscal year ended March 31, 2004. In June of 2005, the Distributor returned to applicable shareholders all Class B and C 12b-1 fees paid from July 1, 2004 through April 14, 2005.

     The Trustees believe that the Plans will provide benefits to Pacific Life Funds. The Trustees believe that the Plans will result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of sales and redemptions of Fund shares that would occur in the absence of the Plans or under alternative distribution and servicing schemes. Although Pacific Life Funds’ expenses are essentially fixed, the Trustees believe that the effect of the Plans on sales and/or redemptions may benefit the Funds by reducing Fund expense ratios and/or by affording greater flexibility to Managers. From time to time, expenses of the Distributor incurred in connection with the sale of any class of shares of the Funds, and in connection with the servicing of shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to each class of shares.

      Independent financial intermediaries unaffiliated with Pacific Life may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by Pacific Life directly to Fund shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Fund shares, establishing and maintaining shareholder accounts, and other services. Pacific Life may pay fees to such entities for the provision of these services, which Pacific Life normally would perform, out of Pacific Life’s own resources.

Distribution and Servicing Arrangements

      The Distributor pays selling group members that sell the Funds’ shares various sales compensation. The Distributor also may provide reimbursement for other expenses associated with the promotion and sale of the Funds’ shares. The registered representative (your broker) who is responsible for selling the Funds’ shares to you typically receives a portion of the compensation that is payable to the selling group member with which he or she is associated, depending on the agreement between your registered representative and his or her firm. The Distributor and Pacific Life Funds are not involved in determining that compensation arrangement which may present its own incentives or conflicts; you may ask your registered representative how he/she will personally be compensated for the transaction.

      Certain selling group members may be paid an ongoing trail commission (sometimes called a residual) which will take into account, among other things, the length of time the Funds’ shares have been held, your account value, and the share class purchased.

      In addition to the sales-based and trail commissions described above, the Distributor or an affiliate may pay from their own resources additional cash compensation in connection with the promotion and sale of the Funds’ shares by some but not all selling group members. The range of additional cash compensation based on sales generally does not exceed 25% and trailing compensation based on account value generally does not exceed 15% on an annual basis. Such additional compensation may give Pacific Life Funds greater access to registered representatives of the selling group members that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life Funds a “preferred” status at the recipient selling group member and confer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance or other heightened visibility and access to the selling group member’s sales force that otherwise influences the way that the selling group member and the registered representative market the Funds’ shares.

      The Distributor or an affiliate may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees and training allowances. Such payments may offset the selling group member’s expenses in connection with activities that it would be required to perform in any event, such as educating personnel and maintaining records. The Distributor or an affiliate may reimburse trade or processing charges (e.g., ticket charges) in connection with the sale of the Funds’ shares. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

      Fund Managers may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or the Distributor that are attended by, among others, registered representatives of the Distributor, who would receive information and/or training regarding the Fund’s portfolios and their management by the Managers. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Life Funds, and spouses/guests of the foregoing. Pacific Life Funds’ Board of Trustees may hold meetings concurrently with such a conference or meeting. Pacific Life Funds pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or the Distributor. Additional expenses and promotional items may be paid for by Pacific Life and/or Fund Managers.

      Pacific Life directly or indirectly owns interests in a number of broker-dealers that offer Pacific Life Funds among other investment products. These affiliated selling group members and their registered representatives are compensated as described above with sales-based and trailing commissions. The affiliated selling group members also receive additional cash compensation from the Distributor or an affiliate that does not generally exceed 0.25% based on sales and 0.15% trailing compensation based on account value as described above. Pacific Life Funds are afforded “preferred” status at the affiliated selling group members along with other product vendors that provide similar support. The Distributor or its affiliates may also pay other amounts as described above to these affiliates or persons associated with these affiliates. Finally, within certain limits imposed by NASD, registered representatives who are associated with selling group members affiliated with Pacific Life may qualify for sales incentive programs sponsored by the Distributor or its affiliates.

      Pacific Life’s affiliated broker-dealers include Associated Securities Corp., Contemporary Financial Solutions, Inc., M.L. Stern & Co., LLC, Mutual Service Corporation, Sorrento Pacific Financial, LLC and United Planners’ Financial Services of America, and Waterstone Financial Group.

Purchases, Redemptions and Exchanges

      Purchases, exchanges, and redemptions of Class A, Class B, Class C and R shares are discussed in the Pacific Life Funds’ Prospectus under the headings “Opening an Account,” “Selling Shares” and “Exchanging Shares,” and that information is incorporated herein by reference.

      The Fund adopted a policy with respect to limitations on exchanges which is discussed in the Pacific Life Funds’ Prospectus.

      Shares of any Fund may be redeemed on any business day upon receipt of a request for redemption. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within three days following receipt of instructions in proper form, or sooner, if required by law. However, Pacific Life Funds has the right to take up to seven days to pay redemption proceeds. The Fund may suspend the right of redemption of shares of any Fund and may postpone payment for more than seven days for any period: (i) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

      Certain managed account clients of Pacific Life or its affiliates may purchase shares of the Fund. To avoid the imposition of duplicative fees, Pacific Life may be required to make adjustments in the management fees charged separately by Pacific Life to these clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in the Fund.

      As described in the Pacific Life Funds’ Prospectus, a shareholder may exchange shares of a Fund for shares of the same class of any other Pacific Life Funds without paying any additional sales charge, except for the PL Money Market Fund, PL Main Street Core Fund, and PL Emerging Markets Fund. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of a Fund (other than the three Funds noted above) and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another available Fund, the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund. With respect to Class B or Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. With respect to the PL Money Market Fund, only Class A shares are offered. Class A shares of the Money Market Fund are sold at NAV without an initial sales charge. For assets initially invested in the Money Market Fund, the CDSC period will begin when the shares are exchanged into Class B or C shares of another Fund of Pacific Life Funds. Class A shares of the Money Market Fund may be exchanged for Class A, B, or C shares of other Pacific Life Funds. Conversely, Class A, B, or C shares of other Pacific Life Funds may be exchanged for Class A shares of the Money Market Fund. With respect to the PL Main Street Core and PL Emerging Markets Funds, only Class A shares are offered. These two Funds are only available for investment by the Portfolio Optimization Funds. The Portfolio Optimization Funds also offer Class R shares. Class R shares are sold at NAV without an initial sales charge. In addition, there is no CDSC on Class R shares.

      Orders for exchanges accepted prior to the close of regular trading on the NYSE on any day Pacific Life Funds is open for business will be executed at the respective NAVs determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day.

      An excessive number of exchanges may be disadvantageous to a Fund. Therefore, Pacific Life Funds, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar month. Pacific Life Funds reserves the right to modify or discontinue the exchange privilege at any time.

      Pacific Life Funds has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of Pacific Life Funds. Under these procedures, a Fund generally may satisfy a redemption request from an affiliated person in-kind, provided that: (a) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (b) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s NAV; (c) the redemption-in-kind is consistent with the Fund’s prospectus and statement of additional information; and (e) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

      Due to the relatively high cost of maintaining smaller accounts, Pacific Life Funds reserves the right to redeem shares, without notice, in any account for their then-current value (which will be promptly paid to the investor) if at any time, for any reason, whether as the result of a redemption, an account charge or a reduction in the market value of the account, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $500 for Class A, Class B, Class C, and Class R shares. The Prospectus may set higher minimum account balances for one or more classes from time to time depending upon Pacific Life Funds’ current policy. The Declaration of Trust also authorizes Pacific Life Funds to redeem shares under certain other circumstances as may be specified by its Board of Trustees.

PERFORMANCE INFORMATION

      From time to time Pacific Life Funds may make available certain information about the performance of some or all of the classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s record to a recent date and is not intended to indicate future performance.

      The total return of classes of shares of Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund, as more fully described below. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of the Fund (if any) restated to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1 and servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Fund’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

      Pacific Life Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund’s actual net investment income for that period.

      Performance information is computed separately for each class of a Fund. Pacific Life Funds may, from time to time, include the yield and effective yield of the PL Money Market Fund, and the yield and total return for each class of shares of all of the Pacific Life Funds in advertisements or information furnished to shareholders or prospective investors. Each Fund may from time to time include in advertisements the ranking of the Fund’s performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of a Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

      Performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders to (i) various indices so that investors may compare a Fund’s results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services Inc., Morningstar or another independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      Pacific Life Funds may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on current or recent costs of college and an assumed rate of increase for such costs.

      In its advertisements and other materials, a Fund may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation.

      A Fund may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a fund that blends all three investments.

      A Fund may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years.

      A Fund may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans.

      Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron’s, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger’s Personal Finance, Fortune, Money Magazine, Morningstar’s Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including Pacific Life Funds. From time to time, Pacific Life Funds may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

      From time to time, the Fund may set forth in its advertisements and other materials information about the growth of a certain dollar amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

TAXATION

      The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The discussion is based upon current provisions of the Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

      Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code unless an election is made to be taxed as a partnership, as discussed below. To be taxed as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in such stock, securities or currencies (Qualifying Income Test); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. Government Securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies) or in two or more controlled issuers in the same or similar trades or businesses or in certain publicly traded partnerships; and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

      As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by a Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed to the Fund during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

      In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares.

      If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement (assuming that the Fund did not elect to be taxed as a partnership, as discussed below), it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends which are taxable to shareholders as ordinary income, even though those distributions might otherwise, at least in part, have been treated in the shareholders’ hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

Distributions

      All dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out by a Fund taxed as a regulated investment company of any investment company taxable income (which includes any net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

      Dividends paid by a Fund generally are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

      Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a holding period of more than 60 days with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in REITs, bonds, and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

      A Portfolio Optimization Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which such Portfolio Optimization Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of a Portfolio Optimization Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Portfolio Optimization Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the Portfolio Optimization Funds could therefore affect the amount, timing and character of distributions to shareholders. The Portfolio Optimization Funds will also not be able to pass through from the Underlying Funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax).

Sales of Shares

      Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

      If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included in ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Backup Withholding

      Each Fund may be required to withhold at the current rate of 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

      The diversification requirements applicable to each Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures and forward contracts, and swap agreements. Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (60/40) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

      Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with position 3 in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Funds are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Code that is applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

      Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of the

Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

      The qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

      Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Short sales may also be subject to the “Constructive Sales” rules, discussed below.

Passive Foreign Investment Companies

      The Funds may invest in the stock of foreign corporations, which may be classified under the Code as passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by a Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Alternatively, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Each Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

      Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

      Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. For individuals foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Market Discount

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (OID) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

      Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

      Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or as OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

      Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

      If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder’s gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder’s tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

Non-U.S. Shareholders

      Withholding of Income Tax on Dividends: Dividends paid (including distributions of any net short-term capital gains) on shares beneficially held by a person who is a “foreign person” within the meaning of the Code are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

      With respect to taxable years of funds beginning after December 31, 2004, certain “interest-related dividends” and “short-term capital gain dividends” that the fund designates as such are not subject to the 30% withholding tax on U.S.-source income that is not effectively connected with a U.S. trade or business that would otherwise apply to dividends paid to shareholders who are not treated as “U.S. persons” for U.S. federal income tax purposes if the Fund follows certain procedures. “Interest-related dividends” are dividends that a fund derives from certain types of interest income. “Short-term capital gain dividends” are dividends derived from the fund’s net short-term capital gain. Various limitations apply to both “interest-related dividends” and “short-term capital gain dividends.” Because of the limited number of foreign investors, the Funds may choose to not follow procedures necessary to pay and designate interest-related dividends and short-term capital gain dividends. As a result, foreign investors should assume that most or all of a Fund’s distributions would generally be subject to withholding at the rate of 30% (or any lower applicable treaty rate.) Affected shareholders should consult their tax advisers for additional information.

      Income Tax on Sale of a Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

      State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

      Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

      The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.

Other Taxation

      Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (qualifying federal obligations). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution that is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Individual Retirement Accounts

      An investor may establish an individual retirement account (IRA) to invest in the Fund. An IRA enables individuals, even if they participate in an employer-sponsored plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Deductions for IRA contributions may be limited or eliminated for individuals who participate in certain employer pension plans and/or whose annual income exceeds certain limits. Existing IRAs and future contributions up to the maximum permitted, whether deductible or not, earn income on a tax-deferred basis.

      Certain individuals may make contributions to Roth IRAs. These contributions are non-deductible, but distributions from a Roth IRA may be tax free. Limited non-deductible contributions may be made to a Coverdell Education Savings Account (ESA) (formerly known as an Education IRA). To the extent that distributions from a Coverdell ESA do not exceed a beneficiary’s “qualified higher education expenses,” they are not taxable. Shareholders may only establish a Roth IRA or a Coverdell ESA if they are below certain maximum income levels.

      For more information about an IRA account, contact Pacific Life Funds’ customer service at (800) 722-2333. Shareholders are advised to consult their tax advisers on IRA contribution and withdrawal requirements and restrictions.

Administrative Services

      Under an Administration and Shareholder Services Agreement with the Fund (Administration Agreement), Pacific Life (the Administrator), 700 Newport Center Drive, Newport Beach, CA 92660, performs or procures certain administrative, transfer agency, shareholder services and support services for the Funds. These services include, but are not limited to, services necessary to organize the Pacific Life Funds and permit the Pacific Life Funds to conduct business as described in its registration statement, coordination of matters relating to the operations of the Funds among the fund managers, the custodian, transfer agent, accountants, attorneys, sub-administrators and other parties performing services or operational functions for the Funds (including pricing and valuation of the Funds), maintenance of the Funds’ books and records, preparation of shareholder reports and regulatory and tax filings, arranging for meetings of the Board of Trustees, responding to shareholder inquiries and transaction instructions, and other services necessary for the administration of the Funds’ affairs. For the services provided by the Administrator under the Administration Agreement, each Fund pays to the Administrator a fee at an annual rate of 0.35% of the average daily net assets of the Fund. In addition, the Funds will compensate Pacific Life at cost for legal, accounting and compliance personnel of Pacific Life, including individuals who may be officers or trustees of the Funds, for the time spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to the Funds.

      For the fiscal years ended March 31, 2006, March 31, 2005, and March 31, 2004, the Administrator was paid the following:

	Fiscal Year	Fiscal Year	Fiscal Year
Fund	2006*	2005*	2004*

PL Portfolio Optimization Conservative	$78,190	$43,016	$3,225
PL Portfolio Optimization Moderate-Conservative	188,477	100,816	8,154
PL Portfolio Optimization Moderate	589,760	262,588	20,096
PL Portfolio Optimization Moderate-Aggressive	558,672	237,087	19,659
PL Portfolio Optimization Aggressive	209,238	103,642	10,855
PL International Value	195,298	122,251	54,307
PL Short Duration Bond	139,749	83,894	9,126
PL Growth LT	108,631	56,629	34,477
PL Mid-Cap Value[1]	94,829	14,750	N/A
PL Large-Cap Growth	125,610	129,415	51,638
PL International Large-Cap	156,607	88,508	28,578
PL Small-Cap Growth	47,017	34,840	25,537
PL Main Street Core[1]	72,041	N/A	N/A
PL Emerging Markets[1]	43,821	N/A	N/A
PL Managed Bond	204,849	120,438	81,828
PL Inflation Managed	204,915	108,155	48,989
PL Money Market	79,159	67,791	57,836
PL Large-Cap Value	169,004	139,513	72,148
PL Comstock	139,907	62,685	29,225
PL Mid-Cap Growth	133,076	108,245	43,219
PL Real Estate[1]	67,220	8,805	N/A

*	The amounts in this chart do not reflect any fee waivers and/or expense reimbursements.

[1]	The PL Mid-Cap Value and PL Real Estate Funds did not begin operations until December 31, 2004. The PL Main Street Core and PL Emerging Markets Funds did not begin operations until September 30, 2005.

      Under the Administration Agreement, Pacific Life Funds bear all expenses that are incurred in its operations and not specifically assumed by the Administrator. Expenses to be borne by the Funds, include, but are not limited to: organizational expenses and expenses of maintaining Pacific Life Funds’ legal existence, costs of services of independent registered public accounting firm (including the performance of audits and the preparation of financial statements and reports) and legal and tax counsel (including such counsel’s assistance with preparation and review of the Pacific Life Funds’ registration statement, proxy materials, federal and state tax qualification as a regulated investment company and other reports and materials prepared by the Administrator); expenses of overseeing the Pacific Life Funds’ regulatory compliance program; costs of any services contracted for by the Funds directly from parties other than the Administrator; costs of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities; investment advisory fees; taxes, insurance premiums, interest on borrowed funds, and other fees and expenses applicable to its operations; costs related to the custody of the Funds’ assets (including custody of assets outside of the United States); costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation, printing and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, Trustee or employee of Pacific Life Funds (except any such officer, trustee or employee who is an officer, employee, trustee or director of the Administrator or an affiliate of the Administrator); costs incidental to the preparation, printing and distribution of the Pacific Life Funds’ registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation and filing of the Funds’ tax returns, and all filings, notices, registrations and amendments associated with applicable federal, state and foreign tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; fidelity bond and directors’ and officers’ liability insurance; and costs of independent pricing services used in computing each Funds’ NAV.

      Under a Sub-Administration and Accounting Services Agreement (Sub-Administration Agreement) among Pacific Life Funds, the Administrator, and PFPC Inc. (PFPC), 4400 Computer Drive, Westborough, MA 01581, PFPC performs certain administrative and accounting services for Pacific Life Funds. These services include, among others, preparing shareholder reports, providing statistical and research data, assisting the Funds and their managers with compliance monitoring activities, and preparing and filing federal, state and foreign tax returns on behalf of the Funds. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over Pacific Life Funds. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Funds. The Administrator is responsible for compensating PFPC for the services it provides under the Sub-Administration Agreement, except that the Fund is responsible for out-of-pocket expenses as specified in that Agreement.

Transfer Agency and Custody Services

      PFPC serves as the transfer agent, registrar and dividend disbursing agent of Pacific Life Funds pursuant to an agreement among the Pacific Life Funds, PFPC, and Pacific Life (the Transfer Agency Agreement). Under the Transfer Agency Agreement, PFPC, among other things, effects shares issuances and redemptions, maintains the Fund’s share register, prepares and certifies stockholder lists for mailings, pays dividends and distributions, establishes shareholder accounts and performs certain shareholder servicing functions. Pacific Life is responsible for procuring transfer agency services for the Pacific Life Funds. Responsibility for fees and charges under the Transfer Agency Agreement are allocated between the Fund and Pacific Life, and the Fund compensates PFPC for maintaining a system that allows financial intermediaries to access account information, and make inquiries and transactions, with respect to their clients who are shareholders of Pacific Life Funds.

      Under a Custodian Services Agreement between the Pacific Life Funds and PFPC Trust Company (PFPC Trust), PFPC Trust provides asset custody services including safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund’s investments, and maintaining the required books and accounts in connection with such activity. PFPC Trust will place and maintain foreign assets of the Funds in the care of eligible foreign custodians determined by PFPC Trust and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories. The Pacific Life Funds are responsible for compensating PFPC Trust for the services it provides under the Custodian Services Agreement.

Concentration Policy

      Under each Fund’s investment restrictions, except the PL Real Estate Fund, a Fund may not invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). This restriction does not apply to investment by the Portfolio Optimization Funds in securities issued by other investment companies. Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. government, its agencies or instrumentalities (government issued) are considered government securities. The Funds take the position that mortgage-related securities and asset-backed securities, whether government issued or privately issued, do not represent interests in any particular “industry” or group of industries, and therefore, the concentration restriction noted above does not apply to such securities. For purposes of complying with this restriction, a Fund, in consultation with its Managers, utilizes its own industry classifications.

Capitalization

      Pacific Life Funds is a Delaware statutory trust established under a Declaration of Trust dated May 21, 2001. The capitalization of Pacific Life Funds consists solely of an unlimited number of shares of beneficial interest with no par value. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) and additional classes of shares within each Fund at any time in the future without approval of shareholders. Establishment and offering of additional Funds will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by Pacific Life Funds. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of that Fund.

      Estimated expenses incurred in connection with the organization and establishment of each Portfolio Optimization Fund and the public offering of each Fund’s shares were approximately $71,000. All such costs are amortized to expenses on a straight-line basis over twelve months from commencement of operations. Estimated expenses incurred in connection with the organization and establishment of PL Main Street Core and PL Emerging Markets Funds were approximately $35,000 for each Fund. All such costs are amortized to expenses on a straight-line basis over twelve months from commencement of operations.

Shareholder and Trustee Liability

      Under Pacific Life Funds’ organizational documents, the Trustees and the officers of the Pacific Life Fund shall be advanced expenses, held harmless and indemnified in certain circumstances in connection with their service to Pacific Life Funds. However, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard. Pacific Life Funds will provide indemnification to the Trustees and officers to the fullest extent authorized by its organizational documents, state law, the 1940 Act and 1933 Act.

Control Persons and Principal Holders of Securities

      As of November 30, 2006, no shareholders of record held more than 25% of each Fund’s outstanding shares of beneficial interest.

      As of November 30, 2006, the shareholders listed below held of record 5% or more of a class of a Fund’s outstanding shares of beneficial interest. With the exception of Pacific Life and Pershing LLC (a division of Donaldson, Lufkin & Jenrette Securities Corporation), P.O. Box 2052, Jersey City, NJ 07303-9998 (Pershing), and unless otherwise noted, each shareholder’s address is c/o PFPC Trust Company, 4400 Computer Drive, Westborough, MA 01581.

PL Portfolio Optimization Conservative

6.65% of Class A shares was held by David L. Newman and Tammy L. Newman.

5.45% of Class A shares was held by Betty M. Unger and Larry H. Unger.

70.00% of Class R shares was held by Daryl James (FBO Wendell Ford Sales Co).

21.42% of Class R Shares was held by Jeffrey Thompson (FBO The Etched Metal Co. Inc.).

5.97% of Class R shares was held by Pacific Life Insurance Company.

PL Portfolio Optimization Moderate-Conservative

28.03% of Class R shares was held by Charles Schwab Trust Co. (FBO Peoples Bank-Bullitt County).

27.43% of Class R shares was held by Lewisburg Banking Co.

20.29% of Class R shares was held by Kathryn M. Stewart (FBO Stewart & Associates Inc.).

15.98% of Class R shares was held by Counsel Trust (FBO Tex-Link Communications Inc).

7.49% of Class R shares was held by Michael May (FBO Major Brands).

PL Portfolio Optimization Moderate

28.08% of Class R shares was held by Russell Blatt (FBO Blatt’s Trucking Inc.).

26.83% of Class R shares was held by Charles Schwab Trust Co. (FBO Peoples Bank-Bullitt County).

22.84% of Class R shares was held by Counsel Trust (FBO PMI Multiple Employer).

7.65% of Class R shares was held by Daryl James (FBO Wendell Ford Sales Co.).

PL Portfolio Optimization Moderate-Aggressive

54.31% of Class R shares was held by Charles Schwab Trust Co. (FBO Peoples Bank-Bullitt County).

16.26% of Class A shares was held by Wilmington Trust Co. (FBO Printron).

7.66% of Class R shares was held by Southwest Securities Inc. (FBO Deanna Lee Shoss).

7.19% of Class R shares was held by Daryl James (FBO Wendell Ford Sales Co.).

6.87% of Class R shares was held by Michael May (FBO Major Brands).

PL Portfolio Optimization Aggressive

70.24% of Class R shares was held by Wilmington Trust Co. (FBO Printron).

13.69% of Class R shares was held by Daryl James (FBO Wendell Ford Sales Co.).

10.21% of Class R shares was held by Counsel Trust (FBO Tex-Link Communications Inc.).

5.33% of Class R shares was held by Pacific Life Insurance Company.

PL Money Market Fund

17.22% Class A shares was held by PL Portfolio Optimization Moderate-Conservative.

11.95% Class A shares was held by PL Portfolio Optimization Conservative.

PL Main Street Core Fund

41.00% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.

31.16% of Class A shares was held by PL Portfolio Optimization Moderate.

18.32% of Class A shares was held by PL Portfolio Optimization Aggressive.

7.25% of Class A shares was held by PL Portfolio Optimization Moderate-Conservative.

PL Emerging Markets Fund

34.65% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.

26.54% of Class A shares was held by PL Portfolio Optimization Moderate.

22.06% of Class A shares was held by Pacific Life Insurance Company.

16.75% of Class A shares was held by PL Portfolio Optimization Aggressive.

PL International Value Fund

41.29% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.

26.28% of Class A shares was held by PL Portfolio Optimization Moderate.

20.40% of Class A shares was held by PL Portfolio Optimization Aggressive.

6.98% of Class A shares was held by PL Portfolio Optimization Moderate-Conservative.

9.23% of Class B shares was held by PF 529 Plan (MT) (FBO Royce E. Hoskins and Kari Hoskins).

8.41% of Class B shares was held by PFPC Trust Co. (FBO Robert Hess).

6.39% of Class C shares was held by Constellation Trust Co. (FBO Nicholas LaPlaca).

PL Short Duration Bond Fund

48.40% of Class A shares was held by PL Portfolio Optimization Moderate.

21.69% of Class A shares was held by PL Portfolio Optimization Moderate-Conservative.

15.43% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.

12.38% of Class A shares was held by PL Portfolio Optimization Conservative.

56.82% of Class B shares was held by PFPC Trust Co. (FBO Joseph Daniel Mudel).

12.72% of Class B shares was held by Bear Stearns Securities Corp.

10.19% of Class B shares was held by Pershing LLC.

8.44% of Class B shares was held by McDonald Investments Inc.

6.29% of Class B shares was held by PFPC Trust Co. (FBO Galvy Apollon).

19.86% of Class C shares was held by Constellation Trust Co. (FBO Nicholas LaPlaca).

12.76% of Class C shares was held by Constellation Trust Co. (FBO John A. Kirkgaard).

12.07% of Class C shares was held by Mieske’s Country Market (FBO Scott L. Kennedy).

12.06% of Class C shares was held by Constellation Trust Co. (FBO Kimberly A. Wyatt).

7.33% of Class C shares was held by Constellation Trust Co. (FBO Joseph Millstein).

6.11% of Class C shares was held by Constellation Trust Co. (FBO Leigh A. Stepp).

5.79% of Class C shares was held by Constellation Trust Co. (FBO Alvin H. Iwamura and Debra Iwamura).

5.76% of Class C shares was held by Constellation Trust Co. (FBO Ana J. Campbell Trust).

PL Growth LT Fund

40.16% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.

27.04% of Class A shares was held by PL Portfolio Optimization Moderate.

23.36% of Class A shares was held by PL Portfolio Optimization Aggressive.

12.95% of Class B shares was held by PF 529 Plan (MT) (FBO Joe J. Piscopo).

9.70% of Class B shares was held by LPL Financial Services.

7.15% of Class B shares was held by PFPC Trust Co. (FBO Bradley D. Lucas).

7.05% of Class B shares was held by PFPC Trust Co. (FBO Sharon R. Roschay).

6.11% of Class B shares was held by Pershing LLC.

5.47% of Class B shares was held by PF 529 Plan (MT) (FBO Phu L. Banh and Mary T. Banh).

14.67% of Class C shares was held by Constellation Trust Co. (FBO Nicholas LaPlaca).

11.66% of Class C shares was held by Constellation Trust Co. (FBO Joseph Millstein).

7.11% of Class C shares was held by Constellation Trust Co. (FBO James Neil Holst).

5.84% of Class C shares was held by Constellation Trust Co. (FBO Kimberly A. Wyatt).

5.62% of Class C shares was held by Constellation Trust Co. (FBO Ana J. Campbell Trust).

PL Mid-Cap Value Fund

39.61% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.

32.70% of Class A shares was held by PL Portfolio Optimization Moderate.

20.15% of Class A shares was held by PL Portfolio Optimization Aggressive.

6.20% of Class A shares was held by PL Portfolio Optimization Moderate-Conservative.

27.57% of Class B shares was held by PF 529 Plan (MT) (FBO Royce E. Hoskins and Kari Hoskins).

27.32% of Class B shares was held by PF 529 Plan (AZ) (FBO Indigo Anson Maconnell).

7.31% of Class B shares was held by PF 529 Plan (MT) (FBO Mark A. Wilgus).

6.78% of Class B shares was held by PF 529 Plan (AZ) (Janet Hannaford FBO Andrew James Hannaford).

27.03% of Class C shares was held by LPL Financial Services.

8.56% of Class C shares was held by Pershing LLC.

8.30% of Class C shares was held by Lyn A. Hollinger.

8.27% of Class C shares was held by PF 529 Plan (MT) (FBO Lewis Wonsidler).

6.87% of Class C shares was held by NFS LLC (FBO Diane Aux).

PL Large-Cap Growth Fund

36.19% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.

34.21% of Class A shares was held by PL Portfolio Optimization Moderate.

14.73% of Class A shares was held by PL Portfolio Optimization Aggressive.

6.07% of Class A shares was held by PL Portfolio Optimization Moderate-Conservative.

7.53% of Class B shares was held by LPL Financial Services.

11.39% of Class B shares was held by PF 529 Plan (MT) (FBO Dawn D. Guardado).

7.44% of Class B shares was held by PF 529 Plan (MT) (FBO John Chamberlain and Linda Chamberlain).

PL International Large-Cap Fund

41.97% of Class A shares was held by PF Portfolio Optimization Moderate-Aggressive.

26.42% of Class A shares was held by PF Portfolio Optimization Moderate.

20.85% of Class A shares was held by PF Portfolio Optimization Aggressive.

6.99% of Class A shares was held by PF Portfolio Optimization Moderate-Conservative.

13.60% of Class B shares was held by PF 529 Plan (MT) (FBO Dawn D. Guardado).

8.13% of Class B shares was held by PFPC Trust Co. (FBO Robert Hess).

5.09% of Class B shares was held by PFPC Trust Co. (FBO Ray Fondran).

5.33% of Class C shares was held by First Clearing, LLC.

5.20% of Class C shares was held by Pershing LLC.

PL Small-Cap Growth Fund

43.30% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.

24.90% of Class A shares was held by PL Portfolio Optimization Moderate.

24.46% of Class A shares was held by PL Portfolio Optimization Aggressive.

5.23% of Class B shares was held by Pershing LLC.

14.02% of Class B shares was held by PF 529 Plan (MT) (FBO Dawn D. Guardado).

13.56% of Class B shares was held by Ona Tang Sole Proprietorship (FBO Ona Tang).

5.81% of Class B shares was held by PF 529 Plan (MT) (FBO Phu L. Banh and Mary T. Banh).

7.27% of Class C shares was held by PFPC Trust Co. (FBO John K. Jones).

5.91% of Class C shares was held by Susan K. Curwen and Helen D. Loomis.

5.38% of Class C shares was held by PF 529 Plan (MT) (FBO Blake E. Peterson).

PL Managed Bond Fund

44.14% of Class A shares was held by PL Portfolio Optimization Moderate.

26.83% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.

16.64% of Class A shares was held by PL Portfolio Optimization Moderate-Conservative.

7.50% of Class A shares was held by PL Portfolio Optimization Conservative.

13.32% of Class B shares was held by PFPC Trust Co. (FBO Paul Regberg).

6.72% of Class B shares was held by PFPC Trust Co. (FBO Kevin S. Loper).

6.59% of Class B shares was held by PFPC Trust Co. (FBO Barbara J. Skromme).

5.22% of Class B shares was held by NFS LLC (FBO Thomas Shull).

5.37% of Class C shares was held by George A. Stanley.

5.28% of Class C shares was held by Pershing LLC.

PL Inflation Managed Fund

47.36% of Class A shares was held by PL Portfolio Optimization Moderate.

29.48% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.

14.55% of Class A shares was held by PL Portfolio Optimization Moderate-Conservative.

5.68% of Class A shares was held by PL Portfolio Optimization Conservative.

9.68% of Class B shares was held by First Clearing Corp.

5.90% of Class B shares was held by First Clearing, LLC.

6.00% of Class C shares was held by Pershing LLC.

PL Large-Cap Value Fund

36.87% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.

29.22% of Class A shares was held by PL Portfolio Optimization Moderate.

17.49% of Class A shares was held by PL Portfolio Optimization Aggressive.

6.21% of Class A shares was held by PL Portfolio Optimization Moderate-Conservative.

8.12% of Class B shares was held by First Clearing, LLC.

5.21% of Class C shares was held by Pershing LLC.

PL Comstock Fund

38.27% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.

32.11% of Class A shares was held by PL Portfolio Optimization Moderate.

17.31% of Class A shares was held by PL Portfolio Optimization Aggressive.

7.46% of Class A shares was held by PL Portfolio Optimization Moderate-Conservative.

10.36% of Class B shares was held by PF 529 Plan (MT) (FBO Dawn D. Guardado).

6.09% of Class B shares was held by Gilbert John Luctman and Barbara E. Luctman.

5.70% of Class C shares was held by PFPC Trust Co. (FBO John K. Jones).

PL Mid-Cap Growth Fund

38.64% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.

31.54% of Class A shares was held by PL Portfolio Optimization Moderate.

20.15% of Class A shares was held by PL Portfolio Optimization Aggressive.

10.85% of Class B shares was held by Mary Joe Zehntner.

7.66% of Class B shares was held by PF 529 Plan (MT) (FBO Dawn D. Guardado).

PL Real Estate Fund

43.68% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.

31.28% of Class A shares was held by PL Portfolio Optimization Moderate.

22.06% of Class A shares was held by PL Portfolio Optimization Aggressive.

11.74% of Class B shares was held by PF 529 Plan (MT) (FBO Josephine A. Ganci).

11.59% of Class B shares was held by Wayne R. Hardy.

6.87% of Class B shares was held by PFPC Trust Co. (FBO Ronald Lindahli).

6.71% of Class B shares was held by Fowler and Associates Inc. (FBO Sue Fowler).

5.52% of Class B shares was held by PF 529 Plan (MT) (FBO Stephen B. Antonioli and Nancy L. Antonioli).

5.23% of Class B shares was held by Aqueel A. Chowdhury and Shahla A. Chowdhury.

21.97% of Class C shares was held by PF 529 Plan (AZ) James J. Flynn (FBO Stephanie Flynn, Kaitlin Flynn, Sara Flynn and Matthew Flynn).

11.39% of Class C shares was held by Pershing LLC.

9.46% of Class C shares was held by Webb Consulting Solutions (FBO Susan M. Webb).

5.34% of Class C shares was held by Lyn A. Hollinger.

5.28% of Class C shares was held by PFPC Trust Co. (FBO Jennette M. Hancock).

5.07% of Class C shares was held by PF 529 Plan (MT) (FBO Lewis Wonsidler).

Voting Rights

      Shareholders of each Fund are given certain voting rights as described in Pacific Life Funds’ Declaration of Trust and By-Laws. Each share of each Fund will be given one vote.

      Under the Declaration of Trust and applicable Delaware law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Fund, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or management agreement. In this regard, the Fund will be required to hold a shareholders’ meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that holders of not less than two-thirds of the outstanding shares of the Fund may remove a person serving as Trustee at any meeting of shareholders. Pacific Life Funds’ shares do not have cumulative voting rights. Consistent with applicable law, the Board of Trustees may cause a Fund to dissolve or enter into reorganizations without the approval of shareholders.

Independent Registered Public Accounting Firm

      Deloitte & Touche LLP served as the independent registered public accountants for the Fund for the fiscal year ended March 31, 2006. The address of Deloitte & Touche LLP is 1700 Market Street, 25th Floor, Philadelphia, PA 19103.

Counsel

      Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by Pacific Life Funds and also acts as outside counsel to Pacific Life Funds.

Code of Ethics

      Pacific Life Funds, the Adviser, and each of the Managers, have adopted codes of ethics which have been approved by Pacific Life Funds’ Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Adviser or Managers who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by the Pacific Life Funds. These codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund. The Pacific Life Funds’ Code of Ethics requires reporting to the Board of Trustees on compliance violations.

Proxy Voting Policies and Procedures

      With respect to each Fund except the Portfolio Optimization Funds, the Board has delegated proxy voting responsibilities to the investment manager of the Fund, subject to the Board’s general oversight, with the direction that proxies should be voted consistent with the Fund’s best interests as determined by the investment manager and applicable regulations. Each Manager has adopted its own proxy voting policies and procedures (the Managers’ Proxy Policies) for this purpose. The Managers’ Proxy Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the investment manager and its affiliates.

      The Managers’ Proxy Policies set forth each Fund Manager’s general position on various proposals. However, a Fund Manager may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions. The Managers’ Proxy Policies on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Managers’ Proxy Policies may reflect a voting position that differs from the actual practices of other investment companies or advisory clients for which a Fund Manager or its affiliates serve as investment manager. Because each Fund Manager will vote proxies consistent with its own proxy voting policies, it is possible that different Funds will vote differently on the same proposals or categories of proposals.

      Set forth in the Appendix are the Managers’ Proxy Policies or a summary of the Managers’ Proxy Policies, for each Fund Manager as prepared and provided by each Fund Manager. Information regarding how each Fund has voted proxies relating to its portfolio securities during the most recent twelve month period ending June 30 is available after filing, without charge, (i) on the Funds’ website at www.PacificLife.com, and (ii) on the SEC website at www.sec.gov.

      The Portfolio Optimization Funds, in their capacity as a shareholder of the Underlying Funds, may be requested to vote on matters pertaining to the Underlying Funds. If a Underlying Fund calls a shareholder meeting and solicits proxies, the Portfolio Optimization Funds will vote their shares in the Underlying Fund in the same proportion as the vote of all other shareholders in the Underlying Fund, unless the Board authorizes Pacific Life, on behalf of the Portfolio Optimization Funds, to vote in some other manner.

Registration Statement

      This Statement of Additional Information and the Prospectus do not contain all the information included in Pacific Life Funds’ Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Financial Statements

      The financial statements and financial highlights of Pacific Life Funds (formerly Pacific Funds) as set forth in Pacific Life Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2006, and Semi-Annual Report to shareholders for the fiscal period ended September 30, 2006, including the notes thereto, are incorporated herein by reference. The annual financial statements have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, for the fiscal year ended March 31, 2006. The report of Deloitte & Touche LLP is included in the Pacific Funds’ Annual Report. The Semi-Annual Report is unaudited.

APPENDIX A

Description of Bond Ratings

      Corporate Bonds: Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Moody’s Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

      Bonds rated AA by Standard & Poor’s are judged by Standard & Poor’s to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor’s highest rating). Bonds rated AAA are considered by Standard & Poor’s to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.

      Bonds rated A by Standard & Poor’s, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      Standard & Poor’s BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

      The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

      Moody’s Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody’s generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Bonds rated Caa by Moody’s are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody’s to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody’s bond ratings, are regarded by Moody’s as having extremely poor prospects.

      Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

      A bond rated BB, B, CCC, and CC by Standard & Poor’s is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

A-1

      Commercial Paper: The Prime rating is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

      Commercial paper rated A by Standard & Poor’s has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating, (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer’s industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.

A-2

APPENDIX B

AllianceBernstein L.P.

      AllianceBernstein has a fiduciary duty to act solely in the best interests of their clients. AllianceBernstein recognizes that this duty requires them to vote client securities in a timely manner and make voting decisions that are in the best interests of their clients. Consistent with these obligations, AllianceBernstein will disclose our clients’ voting record only to them and as required by mutual fund vote disclosure regulations. Additionally, the proxy committee may choose to respond to surveys regarding past votes.

Proxy Policies

      This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in AllianceBernstein’s clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, AllianceBernstein will apply the following general policies:

      Corporate Governance: AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. AllianceBernstein favors proposals promoting transparency and accountability within a company. AllianceBernstein will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. AllianceBernstein also supports the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

      Elections of Directors: Unless there is a proxy fight for seats on the Board or AllianceBernstein determines that there are other compelling reasons for withholding votes for directors, it will vote in favor of the management proposed slate of directors. That said, AllianceBernstein believes that directors have a duty to respond to shareholder actions that have received significant shareholder support. AllianceBernstein may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, AllianceBernstein will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, AllianceBernstein may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

      Appointment of Auditors: AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, AllianceBernstein recognizes that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. While we recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of seventy percent to be disproportionate. Therefore, AllianceBernstein may vote against the appointment of auditors if the fees for non-audit related services are in excess of seventy percent of the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

      Changes in Legal and Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, AllianceBernstein will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, AllianceBernstein will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. AllianceBernstein will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of antitakeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

      Corporate Restructurings, Mergers and Acquisitions: AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, AllianceBernstein will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

      Proposals Affecting Shareholder Rights: AllianceBernstein believes that certain fundamental rights of shareholders must be protected. AllianceBernstein will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals AllianceBernstein will weigh the financial impact of the proposal against the impairment of shareholder rights.

      Anti-Takeover Measures: AllianceBernstein believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. AllianceBernstein will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, AllianceBernstein supports proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, AllianceBernstein will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. AllianceBernstein will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans and will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

      Executive Compensation: AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, AllianceBernstein will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. AllianceBernstein will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. Additionally, AllianceBernstein will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. AllianceBernstein will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, AllianceBernstein will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

      Social and Corporate Responsibility: AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value and will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. AllianceBernstein may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures and Voting Committees

      AllianceBernstein’s growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how AllianceBernstein should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

      AllianceBernstein recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer whose retirement plan is managed or administered by AllianceBernstein, who distributes AllianceBernstein sponsored mutual funds, or has another business or personal relationship that may affect how to vote on the issuer’s proxy. Similarly, there may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. AllianceBernstein believes that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only the clients’ best interests in mind. That said, AllianceBernstein has implemented additional procedures to ensure that their votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and their employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which AllianceBernstein will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how AllianceBernstein intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing their proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests.

      Because under certain circumstances, AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of the clients.

Proxies of Certain Non-U.S. Issuers

      Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. AllianceBernstein may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required AllianceBernstein may abstain from voting those shares.

      In addition, voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing Alliance’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which they have proxy voting authority, in the case of non-U.S. issuers, they vote proxies on a best effort basis.

APPENDIX C

ClearBridge Advisors, LLC1

      The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

      ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

      In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

      In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they

1 ClearBridge Advisors comprises ClearBridge Advisors, LLC (formerly CAM North America, LLC), ClearBridge Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, ClearBridge Advisors, LLC, ClearBridge Asset Management Inc and Smith Barney Fund Management LLC became wholly- owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the name of Smith Barney Fund Management LLC and its affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, ClearBridge Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

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become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

      ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

      If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

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APPENDIX D

Goldman Sachs Asset Management, L.P.

      Proxy voting and Goldman Sachs’ understanding of corporate governance issues are important elements of the portfolio management services Goldman Sachs’ performs for our advisory clients who have authorized us to address these matters on their behalf. Goldman Sachs has adopted policies and procedures (the Goldman Sachs Policy) for the voting of proxies on behalf of client accounts for which we have voting discretion. Under the Goldman Sachs Policy, Goldman Sachs’ guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect Goldman Sachs’ belief that sound corporate governance will create a framework within which a company can be managed in the interest of its shareholders.

      The principles and positions reflected in the Goldman Sachs Policy are designed to guide Goldman Sachs in voting proxies, and not necessarily in making investment decisions. Senior management of Goldman Sachs will periodically review the Goldman Sachs Policy to ensure that it continues to be consistent with Goldman Sachs’ guiding principles.

Public Equity Investments

      To implement these guiding principles for investments in publicly-traded equities, Goldman Sachs follows proxy voting guidelines (the Goldman Sachs Guidelines) developed by Institutional Shareholder Services (ISS), except in certain circumstances, which are generally described below. The Goldman Sachs Guidelines embody the positions and factors Goldman Sachs’ generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

      ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Goldman Sachs Guidelines. While it is Goldman Sachs’ policy generally to follow the Goldman Sachs Guidelines and recommendations from ISS, the Goldman Sachs’ portfolio management teams (Portfolio Management Teams) retain the authority on any particular proxy vote to vote differently from the Goldman Sachs Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Goldman Sachs Guidelines and recommendations from ISS.

      In addition to assisting Goldman Sachs in developing substantive proxy voting positions, ISS also updates and revises the Goldman Sachs Guidelines on a periodic basis, and the revisions are reviewed by Goldman Sachs to determine whether they are consistent with Goldman Sachs’ guiding principles. ISS also assists Goldman Sachs’ in the proxy voting process by providing operational, recordkeeping and reporting services.

      Goldman Sachs is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. Goldman Sachs may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

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      Goldman Sachs has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include Goldman Sachs’ use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between Goldman Sachs and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments

      Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

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APPENDIX E

Janus Capital Management LLC

Proxy Voting Guidelines

      The Janus Proxy Voting Guidelines (the Janus Guidelines) dated February 2006 below summarize Janus positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Janus Guidelines, together with the Janus Proxy Voting Procedures (the Janus Procedures), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Janus Guidelines; 2) the recommendations of (ISS); or 3) the recommendations of ISS under their Proxy Voter Services program.

      Janus has retained the services of ISS (the Janus Proxy Voting Service), an industry expert in proxy issues and corporate governance matters. The Janus Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Janus Guidelines to proxy proposals, Janus reserves the right to use the Janus Proxy Voting Service’s expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Janus Guidelines. The Janus Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Janus Guidelines, except as otherwise instructed by Janus.

      The Janus Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Janus Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group (the Janus Proxy Administrator) of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Janus Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Janus Proxy Voting Committee. The Janus Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Janus Procedures for additional Conflicts of Interest details).

      In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Janus Guidelines unless; the application of the Janus Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

      The Janus funds participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Janus Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

      In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

      The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

      The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

       1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.

       2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees; or

•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Janus Proxy Voting Service).

•	are audit committee members and the company has been deemed to have serious material weaknesses in its internal controls (as determined by the Janus Proxy Voting Service); or

•	serve as directors on an excessive number of boards (“overboarded”) (as determined by the Janus Proxy Voting Service).

       3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

       4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

       5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

       6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

       7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

       8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

       9. Janus will generally vote with management regarding proposals to declassify a board.

      10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

      11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

      12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

      13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

      Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

      Janus will assess the potential cost of an equity based compensation plan using the research provided by the Janus Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. The Janus Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will vote against the plan.

•	provide for repricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options; and/or

•	create an inconsistent relationship between long term share performance and compensation increases.

Other Compensation Related Proposals

      14. Janus will generally vote in favor of proposals relating to ESPPs — so long as shares purchased through plans are priced no less than 15% below market value.

      15. Janus will generally vote in favor of proposals requiring the expensing of options.

      16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

      17. Janus will generally oppose proposals regarding the repricing of underwater options.

      18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

      19. Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

      20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

      21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

      22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

•	The amount should not exceed three times base salary plus guaranteed benefits.

      23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

      24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

      25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

      26. Janus will generally oppose proposals for different classes of stock with different voting rights.

      27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Janus Proxy Voting Service.*

      28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes “poison pills”).

      29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Janus Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Janus Proxy Voting Service.

      30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

      31. Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

      32. Janus will evaluate plans of reorganization on a case-by-case basis.*

      33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

      34. Janus will generally vote in favor of proposals regarding changes in company name.

      35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

      36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

      37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

      38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

      39. Janus will generally vote in favor of proposals to adopt cumulative voting.

      40. Janus will generally vote in favor of proposals to require that voting be confidential.

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

      41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

      42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

      43. Janus will vote against proposals to approve “other business” when it appears as voting item.

Shareholder Proposals

      Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

      44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

      45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

Proxy Voting Procedures dated February 2006

      The following represents the procedures for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy

      Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) Janus’ Proxy Voting Guidelines; 2) the recommendations of Institutional Shareholder Services; or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA Plan Policy

      On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee

      The Janus Proxy Voting Committee (the Janus Committee) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Janus Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance and a Portfolio Management Representative (or their designee(s)). Internal legal counsel serves as a consultant to the Janus Committee and is a non-voting member. A quorum is required for all Janus Committee meetings. In creating

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

proxy voting recommendations, the Janus Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders’ interests. Once the Janus Committee establishes its recommendations, they are distributed to Janus’ portfolio managers for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Janus Committee sets the Janus Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines. However, a portfolio manager may choose to vote contrary to the Janus Guidelines. When portfolio managers cast votes which are contrary to the Janus Guidelines, they are required to document their reasons in writing for the Janus Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Investment Accounting Group

      The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures. The Janus Proxy Administrator in the Investment Accounting Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Janus Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Janus Guidelines.

Voting and Use of Proxy Voting Service

      Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Janus Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Janus Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

      To the extent applicable, the Janus Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Janus Guidelines and instruct the Janus Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Janus Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Janus Guidelines are required to document the rationale for their vote. The Janus Proxy Administrator is responsible for maintaining this documentation. If the Janus Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Janus Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

      The Janus Proxy Voting Service will refer proxy questions to the Janus Proxy Administrator for instructions under circumstances where: (1) the application of the Janus Guidelines is unclear; (2) a particular proxy question is not covered by the Janus Guidelines; or (3) the Janus Guidelines call for Janus portfolio manager input. The Janus Proxy Administrator solicits feedback from the Portfolio Manager or the Janus Committee as required. Janus also utilizes research services relating to proxy questions provided by the Janus Proxy Voting Service.

Procedures for Proxy Issues Outside the Janus Guidelines

      In situations where the Janus Proxy Voting Service refers a proxy question to the Janus Proxy Administrator, the Janus Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Janus Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Janus Proxy Administrator may also refer such questions, through a written request to any member of the Janus Committee, but the Janus Committee cannot direct the Janus Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Janus Committee. The Janus Committee will review the portfolio manager’s voting recommendation. If the Janus Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Janus Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”

      Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as “echo-voting”).

Conflicts of Interest

      The Janus Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Janus Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Janus Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Janus Guidelines the Janus Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.

      A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Janus Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Janus Proxy Administrator to the Janus Committee for resolution. If the Janus Committee does not agree that the portfolio manager’s rationale is reasonable, the Janus Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

      If the matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Janus Committee.

Reporting and Record Retention

      Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account. On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website.

      Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Guidelines, Janus Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

APPENDIX F

Lazard Asset Management LLC (LAM)

Policy:

      As a fiduciary, LAM is obligated to vote proxies in the best interests of its clients. LAM has adopted a written policy (the LAM Policy) that is designed to ensure that it satisfies its fiduciary obligation. LAM has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of the LAM Policy.

      LAM manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, LAM’s policy is to vote proxies on a given issue the same for all of its clients. The LAM Policy is based on the view that, in its role as investment adviser, LAM must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

Procedures:

      Administration and Implementation of Proxy Voting Process. LAM’s proxy-voting process is administered by its Proxy Operations Department (ProxyOps), which reports to LAM’s Chief Operating Officer. Oversight of the process is provided by LAM’s Legal/ Compliance Department and by a Proxy Committee consisting of senior LAM officers. To assist it in its proxy-voting responsibilities, LAM currently subscribes to several research and other proxy-related services offered by ISS, one of the world’s largest providers of proxy-voting services. ISS provides LAM with its independent analysis and recommendation regarding virtually every proxy proposal that LAM votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

      LAM’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the Approved Guidelines). These Approved Guidelines provide that LAM should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. LAM believes that its portfolio managers and global research analysts with knowledge of the company (LAM Portfolio Management) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks LAM Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. LAM Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with LAM’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

      Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The LAM Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to LAM Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

      Conflicts of Interest. The LAM Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for LAM. Should the appearance of such a conflict exist, LAM will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently ISS. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, LAM will obtain a recommendation

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from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, LAM will follow the recommendation of ISS’s Proxy Advisor Service.

      Funds. Each Fund is required to file a Form N-PX by August 31 each year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30. LAM’s Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS, to generate the required information and to file this form annually. In addition, in the Fund’s annual and semi-annual report to shareholders and in its SAI, the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve month period and that such record is available without charge. It should also indicate that such information is available on the SEC’s website. The Legal/ Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.

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APPENDIX G

Loomis, Sayles & Company, L.P.

      Loomis Sayles uses the services of third parties (Loomis Sayles Proxy Voting Service(s)), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Loomis Sayles Proxy Voting Service has a copy of Loomis Sayles’ proxy voting procedures (the Loomis Sayles Procedures) and provides vote recommendations and/or analysis to Loomis Sayles based on the Loomis Sayles Procedures and the Loomis Sayles Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Loomis Sayles Proxy Voting Services unless the Loomis Sayles Proxy Committee (Loomis Sayles Proxy Committee) determines that the client’s best interests are served by voting otherwise.

      All issues presented for shareholder vote will be considered under the oversight of the Loomis Sayles Proxy Committee. All non-routine issues will be directly considered by the Loomis Sayles Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Loomis Sayles Proxy Committee unless special factors require that they be considered by the Loomis Sayles Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. The Loomis Sayles Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

      The specific responsibilities of the Loomis Sayles Proxy Committee, include, (1) developing, authorizing, implementing and updating the Loomis Sayles Procedures, including an annual review of the Loomis Sayles Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Loomis Sayles Proxy Voting Services.

      Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Loomis Sayles Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Loomis Sayles Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Loomis Sayles Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Loomis Sayles Proxy Committee may use its discretion to vote against the Loomis Sayles Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Loomis Sayles Proxy Committee. In such event the Loomis Sayles Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

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APPENDIX H

MFS Investment Management

      Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

      The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C. Monitoring System;

D. Records Retention; and

E. Reports.

A.	Voting Guidelines

1. General Policy; Potential Conflicts of Interest

      MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that — guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2.	MFS’ Policy on Specific Issues

     Election of Directors

      MFS believes that good governance should be based on a board with a majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating or audit committees would include members who are not “independent.” MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a “poison pill” and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the “poison pill”(without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or public assurances that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

      MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

      MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

      MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

      MFS believes that a company’s election policy should address the specific circumstances at that company. MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•	Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

     Classified Boards

      MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

     Non-Salary Compensation Programs

      Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

      MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

      MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

      MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer’s public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

      MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

     Expensing of Stock Options

      While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

     Executive Compensation

      MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company’s stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

     Employee Stock Purchase Plans

      MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

     “Golden Parachutes”

      From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

     Anti-Takeover Measures

      In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

      MFS will vote for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” Nevertheless, MFS will consider supporting the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

      MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

     Reincorporation and Reorganization Proposals

      When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

     Issuance of Stock

      There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs”, when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more),

MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.

     Repurchase Programs

      MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

     Confidential Voting

      MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

     Cumulative Voting

      MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of “independent” directors.

     Written Consent and Special Meetings

      Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders.

     Independent Auditors

      MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm. Some proposals would prohibit the provision of any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

     Best Practices Standards

      Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that — given the circumstances or the environment within which the issuers operate — the proposal is consistent with the best long-term economic interests of our clients.

     Social Issues

      There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

     Foreign Issuers

      MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

      In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B.	Administrative Procedures

 1. MFS Proxy Review Group

      The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

      The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any significant attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

      In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to the MFS’ Conflicts Officer.

      The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3.	Gathering Proxies

      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

      MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.	Analyzing Proxies

      Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

      As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

      As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

      In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.	Monitoring System

      It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

      When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	Records Retention

      MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of

1 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS’ clients.

Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	Reports

 MFS Funds

      MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

 All MFS Advisory Clients

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

      Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

APPENDIX I

Neuberger Berman Management Inc.

      Neuberger Berman has been delegated the authority and responsibility to vote proxies related to the securities held in the Portfolio. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Portfolio and its shareholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

      Neuberger Berman has implemented written Proxy Voting Policies and Procedures (the Neuberger Berman Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Portfolio. The Neuberger Berman Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

      Neuberger Berman’s Proxy Committee (the Neuberger Berman Proxy Committee) is responsible for developing, authorizing, implementing and updating the Neuberger Berman Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Neuberger Berman Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes ISS to vote proxies in accordance with Neuberger Berman’s voting guidelines.

      For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

      In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Neuberger Berman Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

      If the Neuberger Berman Proxy Committee determines that the voting of a proxy as recommended by the investment professional present a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Neuberger Berman Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

I-1

APPENDIX J

OppenheimerFunds, Inc.

      These Portfolio Proxy Voting Policies and Procedures (the OFI Policies and Procedures), which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the OFI Guidelines), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (OFI) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI.

A.     Funds for which OFI has Proxy Voting Responsibility

      OFI Funds. Each Board of Directors/ Trustees of the Funds advised by OFI (the OFI Fund Board(s)) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

      Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (Sub-Advised Funds). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

      Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the “Tremont Funds”) and invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

      The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds’ interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.     Proxy Voting Committee

      OFI’s internal proxy voting committee (the OFI Committee) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

      The OFI Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards’ next regularly scheduled meetings.

      The OFI Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The OFI Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the OFI Guidelines, including any deviations by the proxy voting agent from the OFI Guidelines.

      The OFI Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The OFI Committee will maintain minutes of OFI Committee meetings and provide regular reports to the OFI Fund Boards.

C.     Administration and Voting of Portfolio Proxies

          1.     Fiduciary Duty and Objective

      As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the OFI Guidelines.

      In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the OFI Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

          2.     Proxy Voting Agent

      On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the OFI Guidelines. As discussed above, the OFI Committee is responsible for monitoring the proxy voting agent.

      In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the OFI Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the OFI Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

          3.     Material Conflicts of Interest

      OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

      OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the OFI Committee employ the following procedures:

•	If the proposal that gives rise to a material conflict is specifically addressed in the OFI Guidelines, OFI will vote the portfolio proxy in accordance with the OFI Guidelines, provided that the OFI Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

•	If the proposal that gives rise to a potential conflict is not specifically addressed in the OFI Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•	If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the OFI Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

          4.     Certain Foreign Securities

      Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the OFI Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the OFI Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

          5.     Securities Lending Programs

      The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

      If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

          6.     Shares of Registered Investment Companies (Fund of Funds)

      Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the Fund of Funds). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D.     Fund Board Reports and Recordkeeping

      OFI will prepare periodic reports for submission to the Board describing:

•	any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the OFI Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the OFI Policies and Procedures and the reasons for any such deviations.

      In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

      OFI will maintain all records required to be maintained under, and in accordance with, the 1940 Act and the Investment Advisers Act of 1940 (the Advisers Act) with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.     Amendments to these Procedures

      In addition to the OFI Committee’s responsibilities as set forth in the OFI Committee’s Charter, the OFI Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Policies and Procedures(including the OFI Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.     Proxy Voting Guidelines

      The OFI Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the OFI Guidelines address the issues OFI has most frequently encountered in the past several years.

APPENDIX A

Oppenheimer Funds Portfolio Proxy Voting Guidelines

1.   OPERATIONAL ITEMS

      1.1 Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

      1.2 Amend Minor Bylaws.

•	Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

      1.3 Change Company Name.

•	Vote WITH Management

      1.4 Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

      1.5 Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

          AUDITORS

      1.6 Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.

•	Fees for non-audit services are excessive.

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0 THE BOARD OF DIRECTORS

      2.1 Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	Composition of the board and key board committees

•	Attendance at board meetings

•	Corporate governance provisions and takeover activity

•	Long-term company performance relative to a market index

•	Directors’ investment in the company

•	Whether the chairman is also serving as CEO

•	Whether a retired CEO sits on the board

•	WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

•	Attend less than 75% of the board and committee meetings without a valid excuse.

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares.

•	Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

•	Are audit committee members; and the non-audit fees paid to the auditor are excessive.

•	Enacted egregious corporate governance policies or failed to replace management as appropriate.

•	Are inside directors or affiliated outside directors; and the full board is less than majority independent.

•	Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board

•	Sit on more than six public company boards.

•	Additionally, the following should result in votes being WITHHELD (except from new nominees):

•	If the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

•	If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

      2.2 Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

      2.3 Classification/ Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•	Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

      2.4 Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

      2.5 Require Majority Vote for Approval of Directors

•	Vote AGAINST proposal to require majority vote approval for election of directors

      2.6   Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•	Vote FOR proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•	Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

      2.7 Establish/ Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

      2.8 Filling Vacancies/ Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

      2.9 Independent Chairman (Separate Chairman/CEO)

•	Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

•	Two-thirds independent board

•	All-independent key committees

•	Established governance guidelines

•	The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

      2.10  Majority of Independent Directors/ Establishment of Committees

•	Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

      2.11 Open Access

•	Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC’s proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

      2.12 Stock Ownership Requirements

•	Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/ retention ratio already in place and the actual ownership level of executives.

      2.13 Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0 PROXY CONTESTS

      3.1 Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	Long-term financial performance of the target company relative to its industry

•	Management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	Stock ownership position

      3.2 Reimbursing Proxy Solicitation Expenses

•	Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

      3.3 Confidential Voting

•	Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

•	If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

      4.1   Advance Notice Requirements for Shareholder Proposals/ Nominations.

•	Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

      4.2 Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

      4.3 Poison Pills

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

      4.4 Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

      4.5 Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

      4.6 Establish Shareholder Advisory Committee

•	Vote WITH Management

      4.7 Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR proposals to lower supermajority vote requirements.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

      5.1 Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

      5.2 Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Non-completion risk

      5.3 Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	Impact on the balance sheet/ working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest

      5.4 Bundled Proposals

•	Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

      5.5 Conversion of Securities

•	Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6	Corporate Reorganization/Debt Restructuring/ Prepackaged Bankruptcy Plans/ Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

•	Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

      5.7 Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

•	Adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs and Minority Squeezeouts)

•	Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	Offer price/ premium

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interests

•	Other alternatives/ offers considered

•	Non-completion risk

      5.9 Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/ business contributed

•	Percentage of ownership

•	Financial and strategic benefits

•	Governance structure

•	Conflicts of interest

•	Other alternatives

•	Non-completion risk

      5.10 Liquidations

•	Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

      5.11  Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price (premium or discount)

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest

      5.12 Private Placements/ Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

      5.13 Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spinoff

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure

      5.14 Value Maximization Proposals

•	Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)

6.0 STATE OF INCORPORATION

      6.1 Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

      6.2 Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

      6.3 Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

      6.4 Fair Price Provisions

•	Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

      6.5 Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

      6.6 Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      6.7 Reincorporation Proposals

•	Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

      6.8 Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

      6.9 State Anti-takeover Statutes

•	Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 CAPITAL STRUCTURE

      7.1 Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

      7.2 Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

•	Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

      7.3 Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

      7.4 Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

      7.5 Preemptive Rights

•	Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

      7.6 Preferred Stock

•	Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

•	Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•	Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•	Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

      7.7 Pledge of Assets for Debt (Generally Foreign Issuers)

•	OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

      7.8 Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	More simplified capital structure

•	Enhanced liquidity

•	Fairness of conversion terms

•	Impact on voting power and dividends

•	Reasons for the reclassification

•	Conflicts of interest

•	Other alternatives considered

      7.9 Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•	Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

      7.10 Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      7.11 Stock Distributions: Splits and Dividends

•	Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

      7.12 Tracking Stock

•	Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

      8.1 Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•	In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one-and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

      8.2 Director Compensation

Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

      8.3 Bonus for Retiring Director

•	Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

      8.4 Cash Bonus Plan

•	Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

      8.5 Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

•	Vote FOR plans which do not

      8.6 Director Retirement Plans

•	Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

•	Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

      8.7 Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

      8.8 Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is 27 months or less

•	The number of shares allocated to the plan is 10% or less of the outstanding shares

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is greater than 27 months

•	The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•	Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•	Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

•	Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

      8.10 Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

      8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote WITH MANAGEMENT

      8.12 401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

      8.13   Shareholder Proposals Regarding Executive and Director Pay

•	Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.

•	Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.

      8.14 Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

      8.15 Golden Parachutes and Executive Severance Agreements

•	Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control management

•	The amount should not exceed three times base salary plus guaranteed benefits

      8.16 Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/ compensation.

      8.17 Supplemental Executive Retirement Plans (SERPs)

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

SOCIAL AND ENVIRONMENTAL ISSUES

      In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

APPENDIX K

Pacific Investment Management Company LLC (PIMCO)

Proxy Voting Policy and Procedures(1)

      The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).(2) PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients. (3) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations. (4)

      PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.(5)

      Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

      These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

1Revised as of Feb 14, 2006.

2These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

3These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

4Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

5For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

      PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

      PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict;(6)

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.

      PIMCO will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

      Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO Record Keeping

      PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

      Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

6Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

Review and Oversight

      PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

      Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

      1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

      2. Conflicts of Interest. PIMCO’s Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO’s Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO’s Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

      3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

      4. Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

      5. Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

      6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

      In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

      1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

      2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

      3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

      4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

      5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

      6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

      1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

      2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

      3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

      4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

      5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

      6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

      1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

      2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

      3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

      1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

      2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

      3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

      4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

      1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

      2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders;

and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

      3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

      State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

      1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

      2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

      For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

      For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

      1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

      2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

      3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

      4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

      5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

      6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

      7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

      8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

      9. Disposition of Assets/ Termination/ Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

      10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

      11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

      12. Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

      1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

      2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

      1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

      2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

      3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

      4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

APPENDIX L

Pacific Life Insurance Company

      Pacific Life has implemented its own Proxy Voting Policies and Procedures (Pacific Life Policies) that are designed to reasonably ensure that Pacific Life votes proxies prudently and in the best interest of its advisory clients for whom Pacific Life has voting authority, including the PF Pacific Life Money Market Fund. It is not expected that voting securities will be held in the Money Market Portfolio. The Pacific Life Policies address, among other things, conflicts of interest that may arise between Pacific Life’s interest and its clients’ interest. Pacific Life will take steps to identify the existence of any material conflicts of interest relating to the securities to be voted. Conflicts based on business relationships or dealings with affiliates of Pacific Life will only be considered to the extent that Pacific Life has actual knowledge of such business relationships.

      When a material conflict of interest exists, Pacific Life may choose among the following options to eliminate such conflict: (1) vote in accordance with the Pacific Life Policies if doing so involves little or no discretion; (2) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (3) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (4) if agreed upon in writing with the client, forward the proxies to the affected client and allow the client to vote the proxies.

      Pacific Life generally votes with the recommendations of a company’s board of directors on routine or non-controversial items. Certain types of proposals and contested situations are sent to the appropriate Pacific Life analyst for review and recommendation based on his or her knowledge of the company. Analyst recommendations to vote with management on certain items are voted accordingly; all other recommendations and issues are reviewed by a senior officer in Pacific Life’s Securities Department. Pacific Life tailors its review and voting of proxies based on the domicile of the company, the nature of the clients holding the security, and the positions held.

L-1

APPENDIX M

Van Kampen

I.     Policy Statement

      Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).

      Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. AN MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate’s fiduciary responsibility.

      Proxy Research Services — Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations.

      While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

      Voting Proxies for Certain Non-U.S. Companies — While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent an MSIM Affiliate’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM’s clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-U.S. proxies.

II.     General Proxy Voting Guidelines

      To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. AN MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III.     Guidelines

A.     Corporate Governance Matters. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

i.	General.

1.	Generally, routine management proposals will be supported. The following are examples of routine management proposals:

•	Approval of financial statements, director and auditor reports.

•	General updating/corrective amendments to the charter.

•	Proposals related to the conduct of the annual meeting, except those proposals that relate to the “transaction of such other business which may come before the meeting.”

2.	Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

3.	Proposals requiring confidential voting and independent tabulation of voting results will be supported.

4.	Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

5.	Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

6.	Proposals to require the company to expense stock options will be supported.

7.	Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

8.	Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

9.	Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

ii. Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

1.	The following proposals generally will be supported:

•	Proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors.

•	Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

2.	Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

(a)	If a company’s board is not comprised of a majority of disinterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

(b)	If a nominee who is interested is standing for election as a member of the company’s compensation, nominating or audit committees;

(c)	A direct conflict exists between the interests of the nominee and the public shareholders;

(d)	Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a “bright line” test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

(e)	A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

(f)	A nominee serves on the board of directors for more than six companies (excluding investment companies).

iii.	Auditors

1.	Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

2.	Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

3.	Proposals to indemnify auditors will not be supported.

iv.	Anti-Takeover Matters

1.	Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

2.	Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3.	Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B.       Capitalization changes. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	The following proposals generally will be supported:

•	Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals for share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

2.	The following proposals generally will not be supported (notwithstanding management support).

•	Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.

C.     Compensation. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	The following proposals generally will be supported:

•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.	Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

4.	Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

D.     Other Recurring Items. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

2.	Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E.                    Items to be reviewed by the Proxy Review Committee

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

i.	Corporate Transactions

•	Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers’ research and analysis will be used along with MSIM Affiliates’ research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

ii.	Compensation

•	Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

•	Proposals relating to Executive/ Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research Provider’s recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider’s threshold.

•	Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

iii.	Other

•	Proposals for higher dividend payouts.

•	Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

•	Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund’s Board of Directors/ Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund’s Board of Directors/ Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

•	Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

•	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV. Administration of Policy

A.	Proxy Review Committee

1.	The MSIM Proxy Review Committee (“Committee”) is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

(a)	The Committee, which is appointed by MSIM’s Chief Investment Officer (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM’s Policy and determining how MSIM will vote proxies on an ongoing basis.

(b)	The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

(c)	The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM’s Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d)	The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

(e)	In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f)	The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/ Directors of those investment companies at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g)	The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.	Identification of Material Conflicts of Interest

1.	If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM’s General Counsel or his/her designee.

2.	A material conflict of interest could exist in the following situations, among others:

(a)	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

(b)	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

(c)	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.	Proxy Voting Reports

(a)	MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

(b)	MSIM’s legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company’s holdings.

PACIFIC FUNDS

Part C: OTHER INFORMATION

     Item 23. Exhibits

(a)(1)(a)	Amended and Restated Declaration of Trust[3]

(b)	Instrument amending Declaration of Trust (PF Putnam Equity Income Fund and PF Putnam Research Fund)[7]

(c)	Instrument amending Declaration of Trust (PF PIMCO Inflation Managed Fund)[10]

(d)	Instrument amending Declaration of Trust (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[17]

(e)	Instrument amending Declaration of Trust (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Instrument amending Declaration of Trust (PF Oppenheimer Main Street Core® Fund and PF Oppenheimer Emerging Markets Fund)[21]

(a)(2)(a)	Certificate of Trust[1]

(b)	By-Laws[24]

(c)	Certificates for Shares will not be issued. Articles III, V and VI of the Declaration of Trust and Article II of the By—Laws define the rights of holders of the Shares[7]

(d)(1)(a)	Investment Advisory Agreement[3]

(b)	Addendum to Investment Advisory Agreement (PF Putnam Equity Income Fund and PF Putnam Research Fund)[7]

(c)	Addendum to Investment Advisory Agreement (PF PIMCO Inflation Managed Fund)[10]

(d)	Addendum to Investment Advisory Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Investment Advisory Agreement (PF Lazard Mid—Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Investment Advisory Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF Fasciano Small Equity Fund)[21]

(g)	Addendum to Investment Advisory Agreement (PF Loomis Sayles Large-Cap Growth Fund)[24]

(h)	Addendum to Investment Advisory Agreement (PF AllianceBernstein International Value Fund) [25]

(d)(2)	No longer applicable

(d)(3)	No longer applicable

(d)(4)(a)	Fund Management Agreement—Janus Capital Management LLC (Janus)[8]

(b)	Addendum to Fund Management Agreement—Janus[8]

(c)	Addendum to Fund Management Agreement—Janus[20]

(d)	Addendum to Fund Management Agreement—Janus[27]

(d)(5)(a)	Fund Management Agreement—PIMCO[3]

(b)	Fee Schedule to Fund Management Agreement—PIMCO[14]

(c)	Addendum to Fund Management Agreement—PIMCO[20]

(d)	Addendum to Fund Management Agreement— PIMCO[24]

(d)(6)(a)	Fund Management Agreement—Salomon Brothers Asset Management Inc (Salomon)[6]

(b)	Addendum to Fund Management Agreement—Salomon[20]

(c)	Fund Management Agreement—Salomon[26]

(d)	Notice and Consent to Transfer Fund Management Agreement—Salomon, filed herewith

(d)(7)(a)	Fund Management Agreement—Lazard Asset Management (Lazard)[3]

(b)	Addendum to Fund Management Agreement—Lazard[14]

(c)	Addendum to Fund Management Agreement—Lazard[19]

(d)	Addendum and Fee Schedule to Fund Management Agreement—Lazard[20]

(e)	Notice of and Consent to Assignment of Sub-Advisory Agreement—Lazard[20]

(f)	Agreement Regarding Continuation of Sub-Advisory Agreements—Lazard[20]

(g)	Addendum to Fund Management Agreement—Lazard[26]

(d)(8)(a)	Fund Management Agreement—MFS Investment Management[4]

(b)	Addendum to Fund Management Agreement—MFS[16]

(c)	Addendum to Fund Management Agreement—MFS[24]

(d)	Addendum to Fund Management Agreement—MFS[26]

(e)	Addendum to Fund Management Agreement—MFS[26]

(f)	Addendum to Fund Management Agreement—MFS, filed herewith

(d)(9)	No longer applicable

(d)(10)(a)	Fund Management Agreement—Van Kampen[13]

(b)	Addendum to Fund Management Agreement—Van Kampen[19]

(c)	Addendum to Fund Management Agreement—Van Kampen[26]

(d)	Addendum to Fund Management Agreement—Van Kampen, filed herewith

(d)(11)(a)	Fund Management Agreement—Goldman Sachs Asset Management, L.P. (Goldman Sachs) [16]

(b)	Addendum to Fund Management Agreement—Goldman Sachs, filed herewith

(d)(12)	Fund Management Agreement—Neuberger Berman Management, Inc. (Neuberger)[27]

(d)(13)	Fund Management Agreement—Oppenheimer Funds, Inc. (Oppenheimer)[22]

(d)(14)	Fund Management Agreement—Loomis Sayles & Company L.P. (Loomis Sayles)[25]

(d)(15)	Fund Management Agreement—AllianceBernstein, L.P. (AllianceBernstein)[26]

(e)(1)(a)	Distribution Agreement[3]

(b)	Addendum to Distribution Agreement (PF Putnam Equity Income Fund and PF Putnam Research Fund)[7]

(c)	Addendum to Distribution Agreement (PF PIMCO Inflation Managed Fund)[10]

(d)	Addendum to Distribution Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Distribution Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Distribution Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund) [21]

(g)	Addendum to Distribution Agreement (PF Loomis Sayles Large-Cap Growth Fund)[24]

(h)	Addendum to Distribution Agreement (PF AllianceBernstein International Value Fund)[25]

(i)	Amended and Restated Distribution Agreement (Class A Service Plan), filed herewith

(j)	Amendment to Distribution Agreement, filed herewith

(e)(2)(a)	Form of Selling Group Agreement[3]

(b)	Amended Schedule A to Form of Selling Group Agreement (PF Putnam Equity Income Fund and PF Putnam Research Fund)[7]

(c)	Amended Schedule A to Form of Selling Group Agreement (PF PIMCO Inflation Managed Fund)[10]

(d)	Amended Schedule A to Form of Selling Group Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[14]

(f)(1)(a)	Deferred Compensation Plan[9]

(b)	Deferred Compensation Plan 2005[22]

(c)	Consolidated Deferred Compensation Plan, filed herewith

(g)(1)(a)	Custodian Agreement[6]

(b)	Addendum to Custodian Agreement (PF Putnam Equity Income Fund and PF Putnam Research Fund)[7]

(c)	Addendum to Custodian Agreement (PF PIMCO Inflation Managed Fund)[10]

(d)	Addendum to Custodian Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Custodian Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[20]

(f)	Addendum to Custodian Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[25]

(g)	Addendum to Custodian Agreement (PF Loomis Sayles Large-Cap Growth Fund)[25]

(h)	Addendum to Custodian Agreement (PF AllianceBernstein International Value Fund)[26]

(g)(2)	Foreign Custody Manager Agreement[6]

(h)(1)(a)	Transfer Agency Agreement[6]

(b)	Addendum to Transfer Agency Agreement (PF Putnam Equity Income Fund and PF Putnam Research Fund)[7]

(c)	Addendum to Transfer Agency Agreement (AML)[9]

(d)	Addendum to Transfer Agency Agreement (529 Plan)[9]

(e)	Addendum to Transfer Agency Agreement (PF PIMCO Inflation Managed Fund)[10]

(f)	Addendum to Transfer Agency Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(g)	Addendum to Transfer Agency Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(h)	Addendum to Transfer Agency Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[21]

(i)	Addendum to Transfer Agency Agreement (PF Loomis Sayles Large-Cap Growth Fund)[26]

(j)	Addendum to Transfer Agency Agreement (PF AllianceBernstein International Value Fund)[26]

(h)(2)(a)	Administration and Shareholder Services Agreement[3]

(b)	Addendum to Administration and Shareholder Services Agreement (PF Putnam Equity Income Fund and PF Putnam Research Fund)[7]

(c)	Addendum to Administration and Shareholder Services Agreement (PF PIMCO Inflation Managed Fund)[10]

(d)	Addendum to Administration and Shareholder Services Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Administration and Shareholder Services Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Administration and Shareholder Services Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[22]

(g)	Addendum to Administration and Shareholder Services Agreement (PF Loomis Sayles Large-Cap Growth Fund)[24]

(h)	Addendum to Administration and Shareholder Services Agreement (PF AllianceBernstein International Value Fund)[25]

(h)(3)(a)	Expense Limitation Agreement[3]

(b)	Addendum to Expense Limitation Agreement (PF Putnam Equity Income Fund and PF Putnam Research Fund)[7]

(c)	Addendum to Expense Limitation Agreement (Money Market Fund)[9]

(d)	Addendum to Expense Limitation Agreement (PF PIMCO Inflation Managed Fund)[10]

(e)	Addendum to Expense Limitation Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(f)	Addendum to Expense Limitation Agreement (renewal)[16]

(g)	Addendum to Expense Limitation Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(h)	Addendum to Expense Limitation Agreement[20]

(i)	Addendum to Expense Limitation Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund[21]

(j)	Addendum to Expense Limitation Agreement (PF Loomis Sayles Large-Cap Growth Fund)[24]

(k)	Addendum to Expense Limitation Agreement (PF AllianceBernstein International Value Fund)[26]

(l)	Amendment to Expense Limitation Agreement, filed herewith

(m)	Amended Schedule A to Expense Limitation Agreement, filed herewith

(h)(4)(a)	Sub-Administration and Accounting Services Agreement[3]

(b)	Addendum to Sub-Administration and Accounting Services Agreement (PF Putnam Equity Income Fund and PF Putnam Research Fund)[7]

(c)	Addendum to Sub-Administration and Accounting Services Agreement (PF PIMCO Inflation Managed Fund)[10]

(d)	Addendum to Sub-Administration and Accounting Services Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund) [16]

(e)	Addendum to Sub-Administration and Accounting Services Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Sub-Administration and Accounting Services Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[21]

(g)	Addendum to Sub-Administration and Accounting Services Agreement (PF Loomis Sayles Large-Cap Growth Fund)[24]

(h)	Addendum to Sub-Administration and Accounting Services Agreement (PF AllianceBernstein International Value Fund)[26]

(i)	Opinion and Consent of Counsel[5]

(j)	Consent of Independent Registered Public Accounting Firm, filed herewith

(k)	Not Applicable

(l)(1)	Purchase Agreement[3]

(l)(2)	Purchase Agreement (Inflation Managed Fund)[13]

(l)(3)	No Longer Applicable

(l)(4)	No Longer Applicable

(h)(5)	Form of Indemnification Agreement[26]

(m)(1)(a)	Class A Distribution and Service Plan[3]

(b)	Amended Schedule A to Class A Distribution and Service Plan (Putnam funds)[7]

(c)	Amended Schedule A to Class A Distribution and Service Plan (PIMCO fund)[10]

(d)	Amended Schedule A to Class A Distribution and Services Plan (PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Amended Schedule A to Class A Distribution and Services Plan (Portfolio Optimization Funds)[15]

(f)	Amended Schedule A to Class A Distribution and Services Plan (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(g)	Amended Schedule A to Class A Distribution and Services Plan (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging markets Fund and PF NB Fasciano Small Equity Fund)[21]

(h)	Amended Schedule A to Class A Distribution and Service Plan (PF Loomis Sayles Large-Cap Growth Fund)[24]

(i)	Amended Schedule A to Class A Distribution and Service Plan (PF AllianceBernstein International Value Fund)[25]

(j)	Class A Service Plan, filed herewith

(m)(2)(a)	Class B Distribution and Service Plan[3]

(b)	Amended Schedule A to Class B Distribution and Service Plan (Putnam funds)[7]

(c)	Amended Schedule A to Class B Distribution and Service Plan (PIMCO fund)[10]

(d)	Amended Schedule A to Class B Distribution and Services Plan (PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Amended Schedule A to Class B Distribution and Services Plan (Portfolio Optimization Funds)[15]

(f)	Amended Schedule A to Class B Distribution and Services Plan (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(g)	Amended Schedule A to Class B Distribution and Services Plan (PF NB Fasciano Small Equity Fund)[21]

(h)	Amended Schedule A to Class B Distribution and Services Plan (PF Loomis Sayles Large-Cap Growth Fund)[25]

(i)	Amended Schedule A to Class B Distribution and Services Plan (PF AllianceBernstein International Value Fund)[25]

(m)(3)(a)	Class C Distribution and Service Plan[3]

(b)	Amended Schedule A to Class C Distribution and Service Plan (Putnam funds)[7]

(c)	Amended Schedule A to Class C Distribution and Service Plan (PIMCO fund)[10]

(d)	Amended Schedule A to Class C Distribution and Services Plan (PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Amended Schedule A to Class C Distribution and Services Plan (Portfolio Optimization Funds)[15]

(f)	Amended Schedule A to Class C Distribution and Services Plan (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(g)	Amended Schedule A to Class C Distribution and Services Plan (PF NB Fasciano Small Equity Fund)[21]

(h)	Amended Schedule A to Class C Distribution and Services Plan (PF Loomis Sayles Large-Cap Growth Fund)[25]

(i)	Amended Schedule A to Class C Distribution and Services Plan (PF AllianceBernstein International Value Fund)[25]

(m)(4)(a)	Service Plan — PF Pacific Life Money Market Fund[21]

(m)(5)(a)	Class R Distribution and Service Plan[21]

(n)(1)(a)	Multiple Class Plan Pursuant to Rule 18f-3[3]

(b)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (Putnam funds)[7]

(c)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PIMCO fund)[10]

(d)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (Class R)[21]

(g)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[21]

(h)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PF Loomis Sayles Large-Cap Growth Fund)[24]

(i)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PF AllianceBernstein International Value Fund)[25]

(j)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, filed herewith

(o)	Reserved

(p)(1)	Code of Ethics—Pacific Funds[3]

(p)(2)	Code of Ethics—Janus[27]

(p)(3)	Code of Ethics—Lazard[27]

(p)(4)	Code of Ethics—PIMCO[26]

(p)(5)	Code of Ethics—Salomon[24]

(p)(6)	Code of Ethics—Pacific Life Insurance Company, filed herewith

(p)(7)	No longer applicable

(p)(8)	Code of Ethics—MFS[19]

(p)(9)	No longer applicable

(p)(10)	Code of Ethics—Van Kampen, filed herewith

(p)(11)	Code of Ethics—Oppenheimer[27]

(p)(12)	Code of Ethics—Neuberger, filed herewith

(p)(13)	Code of Ethics—Loomis Sayles, filed herewith

(p)(14)	Code of Ethics—AllianceBernstein, filed herewith

(p)(15)	Code of Ethics—Pacific Funds Independent Trustees[26]

/1/ Previously filed on May 22, 2001 as an exhibit to Registrant’s initial registration statement, and incorporated herein by reference.

/2/ Previously filed on August 9, 2001 as an exhibit to pre-effective amendment No. 1 to Registrant’s registration statement, and incorporated herein by reference.

/3/ Previously filed on September 26, 2001 as an exhibit to pre-effective amendment No. 2 to Registrant’s registration statement, and incorporated herein by reference.

/4/ Previously filed on September 28, 2001 as an exhibit to pre-effective amendment No. 3 to Registrant’s registration statement, and incorporated herein by reference.

/5/ Previously filed on October 1, 2001 as an exhibit to pre-effective amendment No. 4 to Registrant’s registration statement, and incorporated herein by reference.

/6/ Previously filed on October 15, 2001 as an exhibit to post-effective amendment No. 1 to Registrant’s registration statement, and incorporated herein by reference.

/7/ Previously filed on December 28, 2001 as an exhibit to post-effective amendment No. 2 to the Registrant’s registration statement, and incorporated herein by reference.

/8/ Previously filed on June 21, 2002 as an exhibit to post-effective amendment No. 4 to the Registrant’s registration statement, and incorporated herein by reference.

/9/ Previously filed on October 3, 2002 as an exhibit to post-effective amendment No. 5 to the Registrant’s registration statement, and incorporated herein by reference.

/10/ Previously filed on December 18, 2002 as an exhibit to post-effective amendment No. 7 to the Registrant’s registration statement, and incorporated herein by reference.

/11/ Previously filed on February 24, 2003 as an exhibit to post-effective amendment No. 8 to the Registrant’s registration statement, and incorporated herein by reference.

/12/ Previously filed on April 23, 2003 as an exhibit to post-effective amendment No. 9 to the Registrant’s registration statement, and incorporated herein by reference.

/13/ Previously filed on June 26, 2003 as an exhibit to post-effective amendment No. 10 to the Registrant’s registration statement, and incorporated herein by reference.

/14/ Previously filed on September 12, 2003 as an exhibit to post-effective amendment No. 12 to the Registrant’s registration statement, and incorporated herein by reference.

/15/ Previously filed on December 15, 2003 as an exhibit to post-effective amendment No. 26 to the Registrant’s registration statement, and incorporated herein by reference.

/16/ Previously filed on June 28, 2004 as an exhibit to post-effective amendment No. 33 to the Registrant’s registration statement, and incorporated herein by reference.

/17/ Previously filed on September 30, 2004 as an exhibit to post-effective amendment No. 34 to the Registrant’s registration statement, and incorporated herein by reference.

/18/ Previously filed on December 21, 2004 as an exhibit to post-effective amendment No. 36 to the Registrant’s registration statement, and incorporated herein by reference.

/19/ Previously filed on April 28, 2005 as an exhibit to post-effective amendment No. 37 to the Registrant’s registration statement, and incorporated herein by reference.

/20/ Previously filed on June 23, 2005 as an exhibit to post-effective amendment No. 38 to the Registrant’s registration statement, and incorporated herein by reference.

/21/ Previously filed on July 13, 2005 as an exhibit to post-effective amendment No. 39 to the Registrant’s registration statement, and incorporated herein by reference.

/22/ Previously filed on September 28, 2005 as an exhibit to post-effective amendment No. 41 to the Registrant’s registration statement, and incorporated herein by reference.

/23/ Previously filed on October 17, 2005 as an exhibit to post-effective amendment No. 43 to the Registrant’s registration statement, and incorporated herein by reference.

/24/ Previously filed on December 16, 2005 as an exhibit to post-effective amendment No. 45 to the Registrant’s registration statement, and incorporated herein by reference.

/25/ Previously filed on February 6, 2006 as an exhibit to post-effective amendment No. 46 to the Registrant’s registration statement, and incorporated herein by reference.

/26/ Previously filed on April 26, 2006 as an exhibit to post-effective amendment No. 49 to the Registrant’s registration statement, and incorporated herein by reference.

/27/ Previously filed on June 30, 2006 as an exhibit to post-effective amendment No. 50 to the Registrant’s registration statement, and incorporated herein by reference.

Item 24. Persons controlled by or Under Common Control with the Fund

     None

Item 25. Indemnification

Reference is made to Article VII of the Registrant’s Declaration of Trust and Article VI of the Registrant’s By-Laws.

Title 12, Chapter 38, Section 3817 of the Delaware Code, Article VII of the Registrant’s Declaration of Trust filed as Exhibit (a)(1) to the Registrant’s registration statement, and Article VI of the Registrant’s By-Laws filed as Exhibit (b) to the registration statement, provide for indemnification of the Registrant’s trustees and/or officers for certain liabilities. Certain agreements to which the Registrant is a party filed as an exhibit to the Registrant’s registration statement provide for indemnification for certain liabilities for the trustees, officers and/or certain affiliated persons of the Registrant. The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the fullest extent permitted by the Registrant’s Declaration of Trust, By-Laws, the Delaware Business Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Insofar as indemnification by the Registrant for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser
     Each investment adviser, and the trustees or directors and officers of each investment adviser and their business and other connections are as follows:

Name of Adviser	Name of Individual	Business and Other Connections

Pacific Life Insurance Company

Pacific Life	Thomas C. Sutton	Director (since September 1987), Chairman of the Board and Chief Executive Officer of Pacific Life Insurance Company, (since January 1990); Director, Chairman of the Board and Chief Executive Officer of Pacific Mutual Holding Company and Pacific LifeCorp, (since August 1997); Director (since March 1989), Chairman (since July 1989) and Chief Executive Officer (since August 2001) of Pacific Life & Annuity Company (formerly PM Group Life Insurance Co.); Director of: Pacific Financial Products, Inc., and similar positions with various affiliated companies of Pacific Life Insurance Company; Director of: Edison International; The Irvine Company; former Chairman of the American Council of Life Insurance; and former Director of: PM Realty Advisors, Inc., Mutual Service Corporation, Newhall Land & Farming. Chief Executive Officer (since November 2005) of Pacific Funds, and Chairman and Trustee (since July 1987) and Chief Executive Officer (since November 2005) of Pacific Select Fund.

Pacific Life	David R. Carmichael	Director (since August 1997), Senior Vice President and General Counsel of Pacific Life Insurance Company (since April 1992); Senior Vice President and General Counsel of Pacific Mutual Holding Company and Pacific LifeCorp (since August 1997); Director (since December 1993), Senior Vice President and General Counsel, (since July 1998) of Pacific Life & Annuity Company (formerly PM Group Life Insurance Company); and similar positions with various affiliated companies of Pacific Life Insurance Company; Director of: College Savings Bank and Association of California Life and Health Insurance Companies.

Pacific Life	James T. Morris	Chief Operating Officer (since January 2006), Executive Vice President & Chief Insurance Officer (July 2005 to January 2006), Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (since January 2006), Executive Vice President (January 2002 to January 2006) and Chief Insurance Officer (April 2005 to January 2006), Pacific Life Insurance Company; Director (since April 2006), Chief Operating Officer (since January 2006), Executive Vice President (January 2002 to January 2006) and Chief Insurance Officer (April 2005 to January 2006), Pacific Life & Annuity Company; and similar positions with various affiliated companies of Pacific Life Insurance Company; President (since November 2005), and Executive Vice President (June 2005 to November 2005), Pacific Funds and Pacific Select Funds.

Pacific Life	Mark W. Holmlund	Executive Vice President (since July 2005), Pacific Mutual Holding Company and Pacific LifeCorp; Executive Vice President (since January 2001), Pacific Life Insurance Company; Executive Vice President (since January 2001), Pacific Life & Annuity Company; Executive Vice President (January 2001 to May 2004), and Chief Operating Officer (March 1999 to May 2004), Pacific Financial Products, Inc.

Pacific Life	Gerald W. Robinson	Executive Vice President (since April 1997), Pacific Life Insurance Company; Executive Vice President (since July 1999), Pacific Life & Annuity Company; Chairman (since January 1998), Chief Executive Officer (since July 1994), Director (since December 1994), Pacific Select Distributors, Inc.; Chairman & Chief Executive Officer (since January 2006), Pacific Select Group, LLC; Director (since October 1997), Associated Financial Group, Inc.; Chairman (since March 1995) and Director (since January 1995), United Planners’ Group, Inc.; Director (since December 1994), Mutual Service Corporation; Director (since December 2003), Waterstone Financial Group, Inc.

Pacific Life	Sharon E. Pacheco	Vice President and Chief Compliance Officer (since January 2003), Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (since February 2000) and Chief Compliance Officer (since January 2003), Pacific Life Insurance Company; Vice President (since April 2000) and Chief Compliance Officer (since January 2003), Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (since June 2004), Pacific Select Fund and Pacific Funds.

Name of Adviser	Name of Individual	Business and Other Connections

Pacific Life	Audrey L. Milfs	Director (since August 1997), Vice President (since April 1991) and Corporate Secretary (since July 1983) of Pacific Life Insurance Company; Vice President and Secretary of Pacific Mutual Holding Company and Pacific LifeCorp, (since August 1997); Director (since March 1988), Vice President (since February 1999), and Secretary (since September 1982) of Pacific Life & Annuity Company (formerly PM Group Life Insurance Company); Director, Vice President and Secretary to several affiliated companies of Pacific Life Insurance Company, Secretary of Pacific Select Fund (since July 1987) and Secretary of Pacific Funds (since June 2001).

Pacific Life	Khanh T. Tran	Director (since August 1997), Executive Vice President (since April 2001) and Chief Financial Officer (since June 1996) of Pacific Life Insurance Company; Executive Vice President (since April 2001) and Chief Financial Officer (since August 1997) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Executive Vice President and Chief Financial Officer to several affiliated companies of Pacific Life Insurance Company. Director of Asset Management Finance Corp. (since September 2004). Former Director of Scottish Re Group Ltd. (December 2001 to May 2004).

Pacific Life	Edward R. Byrd	Senior Vice President (since April 2006), Vice President (November 1991 to April 2006), Controller (since March 1993) and Chief Accounting Officer (since November 2003) of Pacific Life Insurance Company; Director (January 1998 to January 2005), Vice President (since May 1999) and CFO (July 1994 to January 2005) of Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.); Vice President and Controller (since August 1997) and Chief Accounting Officer (since November 2003) of Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with various affiliated companies of Pacific Life Insurance Company.

Pacific Life	Brian D. Klemens	Vice President and Treasurer (since December 1998), of Pacific Life Insurance Company; Vice President and Treasurer of Pacific Mutual Holding Company and Pacific LifeCorp (since June 1999); and similar positions with various affiliated companies of Pacific Life Insurance Company; Vice President and Treasurer of Pacific Select Fund (since April 1996) and Pacific Funds (since June 2001).

Name of Adviser	Name of Individual	Business and Other Connections

Pacific Investment Management Company LLC (“PIMCO”)		Investment Adviser

PIMCO	William S. Thompson (EC)	Chief Executive Officer and Managing Director

PIMCO	William H. Gross (EC)	Chief Investment Officer and Managing Director

PIMCO	John C. Maney	Chief Financial Officer

PIMCO	Mohan V. Phansalkar	Chief Legal Officer and Managing Director

PIMCO	Richard M. Weil (EC)	Chief Operating Officer and Managing Director

PIMCO	Denise C. Seliga	Chief Compliance Officer and Executive Vice President

PIMCO	R. Wesley Burns	Director

PIMCO	Tammie J. Arnold	Managing Director

PIMCO	William R. Benz	Managing Director

PIMCO	John B. Brynjolfsson	Managing Director

PIMCO	Wendy W. Cupps	Managing Director

PIMCO	Chris P. Dialynas	Managing Director

PIMCO	Mohamed A. El-Erian	Managing Director

PIMCO	Pasi M. Hamalainen	Managing Director

PIMCO	Brent R. Harris (EC)	Managing Director

PIMCO	Douglas M. Hodge (Tokyo) (EC)	Managing Director

PIMCO	Brent L. Holden (EC)	Managing Director

PIMCO	Margaret E. Isberg (Canada)	Managing Director

PIMCO	James M. Keller	Managing Director

PIMCO	Raymond G. Kennedy	Managing Director

PIMCO	John S. Loftus	Managing Director

PIMCO	Sudesh N. Mariappa	Managing Director

PIMCO	Scott A. Mather (Munich)	Managing Director

PIMCO	Paul A. McCulley	Managing Director

PIMCO	Joseph McDevitt (London)	Managing Director

PIMCO	James F. Muzzy	Managing Director

PIMCO	Mohan V. Phansalkar	Managing Director

PIMCO	William F. Podlich (Consulting)	Managing Director

PIMCO	William C. Powers (EC)	Managing Director

PIMCO	Ernest L. Schmider	Managing Director

PIMCO	W. Scott Simon	Managing Director

PIMCO	Changhong Zhu	Managing Director

PIMCO	Michael R. Asay	Executive Vice President

PIMCO	Brian P. Baker (Singapore)	Executive Vice President

PIMCO	Stephen B. Beaumont	Executive Vice President

PIMCO	Vineer Bhansali	Executive Vice President

PIMCO	Gregory A. Bishop	Executive Vice President

PIMCO	Sabrina C. Callin	Executive Vice President

PIMCO	Gordon C. Hally	Executive Vice President

PIMCO	John P. Hardaway	Executive Vice President

PIMCO	Dwight F. Holloway (London)	Executive Vice President

PIMCO	Mark T. Hudoff	Executive Vice President

PIMCO	Daniel J. Ivascyn	Executive Vice President

PIMCO	Lew W. (Jay) Jacobs (Munich)	Executive Vice President

PIMCO	Mark R. Kiesel	Executive Vice President

PIMCO	David C. Lown	Executive Vice President

PIMCO	Tomoya Masanao (Tokyo)	Executive Vice President

PIMCO	Akinori Matsui (Tokyo)	Executive Vice President

PIMCO	Mark V. McCray	Executive Vice President

PIMCO	Curtis A. Mewbourne	Executive Vice President

PIMCO	Kristen S. Monson	Executive Vice President

PIMCO	Thomas J. Otterbein (New York)	Executive Vice President

PIMCO	Kumar N. Palghat (Sydney)	Executive Vice President

PIMCO	Bradley W. Paulson (Tokyo)	Executive Vice President

PIMCO	Elizabeth M. Philipp	Executive Vice President

PIMCO	Mark J. Porterfield	Executive Vice President

PIMCO	Emanuele Ravano (London)	Executive Vice President

PIMCO	Scott L. Roney	Executive Vice President

PIMCO	Seth R. Ruthen (New York)	Executive Vice President

PIMCO	Jeffrey M. Sargent	Executive Vice President

PIMCO	Ivor E. Schucking (Munich)	Executive Vice President

PIMCO	Makoto Takano (Tokyo)	Executive Vice President

PIMCO	Richard E. Tyson	Executive Vice President

PIMCO	John Wilson	Executive Vice President

PIMCO	Susan L. (Susie) Wilson	Executive Vice President

PIMCO	George H. Wood	Executive Vice President

PIMCO	Charles C. Wyman	Executive Vice President

PIMCO	David Young (London)	Executive Vice President

PIMCO	Laura Ahto (London)	Senior Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Michael Amey (London)	Senior Vice President

PIMCO	Joshua M. Anderson	Senior Vice President

PIMCO	David S. Andrews	Senior Vice President

PIMCO	Adam Borneleit	Senior Vice President

PIMCO	W.H. Bruce Brittain	Senior Vice President

PIMCO	Kevin M. Broadwater	Senior Vice President

PIMCO	Erik C. Brown	Senior Vice President

PIMCO	Marcia K. Clark	Senior Vice President

PIMCO	Cyrille R. Conseil	Senior Vice President

PIMCO	Paul Craven (London)	Senior Vice President

PIMCO	John B. Cummings	Senior Vice President

PIMCO	Suhail H. Dada	Senior Vice President

PIMCO	Craig A. Dawson	Senior Vice President

PIMCO	David J. Dorff	Senior Vice President

PIMCO	Jennifer E. Durham	Senior Vice President

PIMCO	Marcellus M. Fisher	Senior Vice President

PIMCO	Hock Meng Foong (Singapore)	Senior Vice President

PIMCO	Joseph A. Fournier (Singapore)	Senior Vice President

PIMCO	Julian Foxall (Sydney)	Senior Vice President

PIMCO	Teri Frisch (New York)	Senior Vice President

PIMCO	Richard F. Fulford (London)	Senior Vice President

PIMCO	Yuri P. Garbuzov (London)	Senior Vice President

PIMCO	G. Steven Gleason	Senior Vice President

PIMCO	Stephen S. Goldman (London)	Senior Vice President

PIMCO	Michael A. Gomez	Senior Vice President

PIMCO	Gregory T. Gore	Senior Vice President

PIMCO	Gregory S. Grabar	Senior Vice President

PIMCO	Robert J. Greer	Senior Vice President

PIMCO	Shailesh Gupta	Senior Vice President

PIMCO	Kazunori Harumi (Tokyo)	Senior Vice President

PIMCO	Ray C. Hayes	Senior Vice President

PIMCO	Steve Kirkbaumer	Senior Vice President

PIMCO	Henrik P. Larsen	Senior Vice President

PIMCO	Yanay Lehavi	Senior Vice President

PIMCO	Peter L. Lindgren (London)	Senior Vice President

PIMCO	Andre J. Mallegol	Senior Vice President

PIMCO	James P. Meehan, Jr.	Senior Vice President

PIMCO	John M. Miller	Senior Vice President

PIMCO	Scott Millimet	Senior Vice President

PIMCO	Haruki Minaki (Tokyo)	Senior Vice President

PIMCO	Gail Mitchell	Senior Vice President

PIMCO	James F. Moore	Senior Vice President

PIMCO	Steven Nicholls (London)	Senior Vice President

PIMCO	Shigeki Okamura (Tokyo)	Senior Vice President

PIMCO	Ric Okun	Senior Vice President

PIMCO	Arthur Y.D. Ong	Senior Vice President

PIMCO	Douglas J. Ongaro	Senior Vice President

PIMCO	Koyo Ozeki (Tokyo)	Senior Vice President

PIMCO	PeterPaul Pardi (London)	Senior Vice President

PIMCO	Keith Perez	Senior Vice President

PIMCO	David J. Pittman	Senior Vice President

PIMCO	James A. Ramsay	Senior Vice President

PIMCO	Ronald M. Reimer	Senior Vice President

PIMCO	Paul W. Reisz	Senior Vice President

PIMCO	Stephen Rodosky	Senior Vice President

PIMCO	Mark A. Romano	Senior Vice President

PIMCO	Stephen O. Schulist	Senior Vice President

PIMCO	Devin L. Sellers (New York)	Senior Vice President

PIMCO	Timothy L. Shaler	Senior Vice President

PIMCO	Jonathan D. Short	Senior Vice President

PIMCO	Kyle J. Theodore	Senior Vice President

PIMCO	Mark B.M. van Heel (London)	Senior Vice President

PIMCO	Mitchell W. Wilner	Senior Vice President

PIMCO	Mihir P. Worah	Senior Vice President

PIMCO	Cheng-Yuan Yu	Senior Vice President

PIMCO	Stacie Anctil	Vice President

PIMCO	Kwame Anochie	Vice President

PIMCO	Donna Barnes	Vice President

PIMCO	Peter I. Bentley (London)	Vice President

PIMCO	Nicolette Beyer (London)	Vice President

PIMCO	Bill Blackwell (London)	Vice President

PIMCO	Philippe Bodereau (London)	Vice President

PIMCO	Jennifer S. Bridwell	Vice President

PIMCO	Chris Brune	Vice President

PIMCO	Giang Bui	Vice President

PIMCO	Michael A. Burns (London)	Vice President

PIMCO	Robert Burns	Vice President

PIMCO	Kirsten J. Burton	Vice President

PIMCO	John Cavalieri	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	William Chipp	Vice President

PIMCO	Amit Chopra	Vice President

PIMCO	Matthew Clark	Vice President

PIMCO	James R. Clarke	Vice President

PIMCO	Jonathan B. Cressy	Vice President

PIMCO	Birgitte Danielsen (New York)	Vice President

PIMCO	Mary De Bellis	Vice President

PIMCO	Nicola A. De Lorenzo	Vice President

PIMCO	Travis J. Dugan	Vice President

PIMCO	Vernon Edler	Vice President

PIMCO	Edward L. Ellis	Vice President

PIMCO	Jason J. England	Vice President

PIMCO	Bret W. Estep	Vice President

PIMCO	Stefanie D. Evans	Vice President

PIMCO	Anne Fairchild-Jones (London)	Vice President

PIMCO	Robert A. Fields	Vice President

PIMCO	Andrew C. Forsyth (Canada)	Vice President

PIMCO	Tom Gibson	Vice President

PIMCO	Linda J. Gould	Vice President

PIMCO	Andrew Griffiths (London)	Vice President

PIMCO	Sachin Gupta (London)	Vice President

PIMCO	Paul Harrison (Sydney)	Vice President

PIMCO	Arthur J. Hastings	Vice President

PIMCO	Jeffrey Helsing	Vice President

PIMCO	Lori C. Hsu	Vice President

PIMCO	Koji Ishida (Tokyo)	Vice President

PIMCO	Kelly Johnson	Vice President

PIMCO	M. Theresa Vallarta-Jordal	Vice President

PIMCO	Thomas J. Kelleher, III	Vice President

PIMCO	Benjamin Kelly	Vice President

PIMCO	J. Stephen King, Jr.	Vice President

PIMCO	Stephanie King	Vice President

PIMCO	Mitsuaki Komatsu (Tokyo)	Vice President

PIMCO	Tetsuro Kondo (Tokyo)	Vice President

PIMCO	Kevin Kuhner	Vice President

PIMCO	W.M. Reese Lackey	Vice President

PIMCO	Robert Ru-Bor Lee (Tokyo)	Vice President

PIMCO	Chia Liang Lian (Singapore)	Vice President

PIMCO	Wen-Wen Lindroth	Vice President

PIMCO	John J. Loh	Vice President

PIMCO	Rafael A. Lopez	Vice President

PIMCO	Scott W. Martin	Vice President

PIMCO	Murphy McCann	Vice President

PIMCO	Julie Meggers	Vice President

PIMCO	Mark E. Metsch	Vice President

PIMCO	Kris Mierau (Munich)	Vice President

PIMCO	Kendall P. Miller	Vice President

PIMCO	Davida J. Milo	Vice President

PIMCO	Eric Mogelof (New York)	Vice President

PIMCO	Masabumi Moriguchi (Tokyo)	Vice President

PIMCO	Matthew J. Mulcahy (Sydney)	Vice President

PIMCO	Alfred T. Murata	Vice President

PIMCO	Ramakrishnan Nambimadom	Vice President

PIMCO	Monika Nemeth	Vice President

PIMCO	Terence Y. Nercessian	Vice President

PIMCO	Roger Nieves	Vice President

PIMCO	Sachiko Nojima (Tokyo)	Vice President

PIMCO	John Norris (New York)	Vice President

PIMCO	Gillian O’Connell (London)	Vice President

PIMCO	Richard Palmer	Vice President

PIMCO	Evan T. Pan	Vice President

PIMCO	Saumil Parikh	Vice President

PIMCO	Rudy Pimentel	Vice President

PIMCO	Jeff Plein (Tokyo)	Vice President

PIMCO	Alfonso A. Portillo	Vice President

PIMCO	Jennifer L. Prince	Vice President

PIMCO	Wendong Qu	Vice President

PIMCO	Susan Raessler	Vice President

PIMCO	Sofia Ramos (London)	Vice President

PIMCO	Danelle Reimer	Vice President

PIMCO	Yiannis Repoulis (London)	Vice President

PIMCO	Stephen E. Reynolds	Vice President

PIMCO	Thomas Rice (London)	Vice President

PIMCO	Donna Riley	Vice President

PIMCO	Carol E. Rodgerson	Vice President

PIMCO	Melody Rollins	Vice President

PIMCO	Constance Rotival (London)	Vice President

PIMCO	Cathy T. Rowe	Vice President

PIMCO	Yoshimitsu Saito (Tokyo)	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Patricia Ann Schuetz (London)	Vice President

PIMCO	Adrian O. Schultes (New York)	Vice President

PIMCO	Iwona E. Scibisz	Vice President

PIMCO	Toru Sejima	Vice President

PIMCO	Rahul Seksaria	Vice President

PIMCO	Erica H. Sheehy	Vice President

PIMCO	Julie M. Shepherd	Vice President

PIMCO	Scott M. Spalding	Vice President

PIMCO	Jennifer N. Spicijaric	Vice President

PIMCO	Christian M. Staub	Vice President

PIMCO	Christina Stauffer	Vice President

PIMCO	Peter Strelow	Vice President

PIMCO	Don Suskind	Vice President

PIMCO	Ichiro Takeuchi (Tokyo)	Vice President

PIMCO	Yoichi Takechi (Tokyo)	Vice President

PIMCO	Christine M. Telish	Vice President

PIMCO	Dominique Tersin (London)	Vice President

PIMCO	Powell C. Thurston	Vice President

PIMCO	William A. Tsotsos (Canada)	Vice President

PIMCO	Shiro Tsuboto (Tokyo)	Vice President

PIMCO	Peter A. Van de Zilver	Vice President

PIMCO	Erik Velicer	Vice President

PIMCO	David Viana (London)	Vice President

PIMCO	Hiromi Wada (Tokyo)	Vice President

PIMCO	Timothy C. White	Vice President

PIMCO	Bransby M. Whitton	Vice President

PIMCO	Michael J. (Mick) Willemsen	Vice President

PIMCO	Charles A. Williams, III	Vice President

PIMCO	Tamara Lynn Witham (New York)	Vice President

PIMCO	Shinichi Yamamoto (Tokyo)	Vice President

PIMCO	Rosa Yi	Vice President

PIMCO	Don Yocham	Vice President

PIMCO	Walter Yu	Vice President

PIMCO	Henk Jan van Zoelen (London)	Vice President

PIMCO	Lori Zarutsky	Vice President

PIMCO	David Zhang	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

AllianceBernstein L.P. (“AllianceBernstein”)		Investment Adviser
AllianceBernstein	Lewis A. Sanders	Chairman and Chief Executive Officer
AllianceBernstein	Dominque Carrel-Billiard	Director
AllianceBernstein	Henri de Castries	Director
AllianceBernstein	Christopher M. Condron	Director
AllianceBernstein	Denis Duverne	Director
AllianceBernstein	Roger Hertog	Vice Chairman
AllianceBernstein	Weston M. Hicks	Director
AllianceBernstein	W. Edwin Jarmain	Director
AllianceBernstein	Gerald M. Lieberman	President and Chief Operating Officer
AllianceBernstein	Nicolas Moreau	Director
AllianceBernstein	Lorie A. Slutsky	Director
AllianceBernstein	A.W. (Pete) Smith, Jr.	Director
AllianceBernstein	Peter J. Tobin	Director
AllianceBernstein	Stanley B. Tulin	Director
AllianceBernstein	Lawrence H. Cohen	Executive Vice President and Chief Technology Officer
AllianceBernstein	Laurence E. Cranch	Executive Vice President and General Counsel
AllianceBernstein	Sharon E. Fay	Executive Vice President
AllianceBernstein	Marilyn G. Fedak	Executive Vice President
AllianceBernstein	Mark R. Gordon	Executive Vice President
AllianceBernstein	Thomas S. Hexner	Executive Vice President
AllianceBernstein	Mark R. Manley	Senior Vice President, Deputy General Counsel and Chief Compliance Officer
AllianceBernstein	Marc O. Mayer	Executive Vice President
AllianceBernstein	Douglas J. Peebles	Executive Vice President
AllianceBernstein	Jeffrey S. Phlegar	Executive Vice President
AllianceBernstein	James G. Reilly	Executive Vice President
AllianceBernstein	Paul C. Rissman	Executive Vice President
AllianceBernstein	Lisa A. Shalett	Executive Vice President
AllianceBernstein	David A. Steyn	Executive Vice President
AllianceBernstein	Christopher M. Toub	Executive Vice President
AllianceBernstein	Robert H. Joseph, Jr.	Senior Vice President and Chief Financial Officer
AllianceBernstein	Edward J. Farrell	Senior Vice President and Controller

Name of Adviser	Name of Individual	Business and Other Connections

Janus Capital Management LLC		Investment Adviser

Janus Capital Management LLC	John H. Bluher	Executive Vice President, Chief Corporate Affairs Officer, and Secretary

Janus Capital Management LLC	David R. Martin	Executive Vice President and Chief Financial Officer

Janus Capital Management LLC	Robin C. Beery	Executive Vice President and Chief Marketing Officer

Janus Capital Management LLC	Kelley A. Howes	Senior Vice President and General Counsel

Janus Capital Management LLC	Gary D. Black	Chief Executive Officer

Janus Capital Management LLC	John Zimmerman	Executive Vice President of Institutional Services

Janus Capital Management LLC	Dominic Martello	Executive Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Morgan Stanley Investment Management Inc., doing business in certain instances under the name Van Kampen		Investment Adviser

Van Kampen	Owen D. Thomas	President and Chief Operating Officer

Van Kampen	Ronald E. Robison	Managing Director and Chief Global Operations Officer

Van Kampen	Joseph J. McAlinden	Managing Director and Chief Investment Officer

Van Kampen	Rajesh K. Gupta	Managing Director and Chief Administrative Officer–Investments

Van Kampen	Barry Fink	General Counsel and Managing Director

Van Kampen	Alexander C. Frank	Managing Director and Treasurer

Van Kampen	Carsten Otto	Managing Director and U.S. Director of Compliance

Name of Adviser	Name of Individual	Business and Other Connections

Goldman Sachs Asset Management	Henry M. Paulson, Jr.	Chief Executive Officer and Chairman, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Lloyd C. Blankfein	President and Co-Chief Operating Officer, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Gary D. Cohn	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Christopher A. Cole	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	J. Michael Evans	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Richard A. Friedman	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Suzanne Nora Johnson	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Kevin W. Kennedy	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Peter S. Kraus	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Masanori Mochida	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Thomas K. Montag	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Gregory K. Palm	Counsel and Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Eric S. Schwartz	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	John S. Weinberg	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Peter A. Weinberg	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Jon Winkelried	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Richard J. Gnodde	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Scott B. Kapnick	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	John F.W. Rogers	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Alan M Cohen	Global Head of Compliance and Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Edward C. Forst	Managing Director

Goldman Sachs Asset Management	Robert S. Kaplan	Managing Director

Goldman Sachs Asset Management	Michael S. Sherwood	Managing Director

Goldman Sachs Asset Management	David M. Solomon	Managing Director

Goldman Sachs Asset Management	Esta Stecher	General Counsel and Managing Director

Goldman Sachs Asset Management	David A. Viniar	Managing Director

Goldman Sachs Asset Management	John S. Weinberg	Managing Director

Goldman Sachs Asset Management	Jon Winkelried	Managing Director

Goldman Sachs Asset Management	Mario Draghi	Managing Director

Name of Adviser	Name of Individual	Business and Other Connections

Salomon Brothers Asset Management		Investment Adviser

Salomon Brothers Asset Management	Peter J. Wilby	Member of the Board of Directors, Salomon Brothers Asset Management

Salomon Brothers Asset Management	Michael F. Rosenbaum	General Counsel, Citigroup Asset Management

Salomon Brothers Asset Management	Andrew T. Beagley	Chief Compliance Officer

Salomon Brothers Asset Management	Evan L. Merberg	Member of the Board of Directors, Salomon Brothers Asset Management

Salomon Brothers Asset Management	Michael Even	Member of the Board of Directors, Salomon Brothers Asset Management

Name of Adviser	Name of Individual	Business and Other Connections

Lazard Asset Management LLC (“Lazard”)

Lazard	Ashish Bhutani	Chief Executive Officer
Ashish Bhutani has served as Chief Executive Officer of Lazard Asset Management since March 2004 and previously served as Head of New Products and Strategic Planning at Lazard from June 2003 to March 2004. Prior to joining Lazard, he was Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein from 2001 to end of 2002, and was a member of its Global Corporate and Markets Board, and a member of the Global Executive Committee. Ashish was with Wasserstein Perella Group (the predecessor firm) from 1989 to 2001, where he was Deputy Chairman of Wasserstein Perella Group and Chief Executive Officer of Wasserstein Perella Securities from 1995 to 2001. He started his career in Salomon Brothers’ Fixed Income Department in 1985. Ashish has his MBA in International Business and Finance from Pace University, and a BA in Psychology and an AA in Business from Concordia College.

Lazard	Charles L. Carroll	Deputy Chairman
Charles Carroll is Deputy Chairman of Lazard Asset Management LLC and Head of Global Marketing. Additionally, he serves as Chief Executive Officer, President and Director of The Lazard Funds, Inc. and Lazard Retirement Series, Inc. Charles joined Lazard in 1993 as Senior Vice President responsible for delivering an array of investment solutions to clients worldwide through relationships with broker-dealers, registered investment advisors, and other intermediary platforms. He now oversees LAM’s worldwide marketing efforts in the Institutional, Third-party, and Private Client arenas with total assets in excess of $76 billion. Charles is responsible for the distribution of both The Lazard Funds, Inc. and Lazard Retirement Series, Inc.

Prior to joining Lazard, Charles was First Vice President and Consulting Services Director with Shearson Lehman Brothers and was instrumental in training Financial Consultants and managing institutional account relationships. Previously, Charles was Vice President and National Product Manager with Shearson Asset Management in New York City. He has over 18 years of investment experience and attended the University of Utah. Currently, Charles sits on the Board of Directors for the Money Management Institute.

Lazard	Andrew Lacey	Deputy Chairman, U.S. and Global Products
Andrew Lacey is a Deputy Chairman of Lazard Asset Management, and is a Portfolio Manager on a number of the Firm’s U.S. Equity and Global portfolios. Andrew joined Lazard in 1995, and was a member of the Firm’s Global Research Platform prior to becoming a Portfolio Manager. Andrew has his MBA from Columbia University and graduated with a BA (Honors) from the College of Social Studies, Wesleyan University, in 1989. Prior to attending business school, Andrew was a teacher at The Pingry School and at Buckingham Browne and Nichols. He is currently on the Board of Trustees of The Link Community School.

Lazard	John R. Reinsberg	Deputy Chairman, International and Global Products
John Reinsberg is a Deputy Chairman of Lazard Asset Management LLC responsible for international and global products. He also oversees the day-to-day operations of the Firm’s international equity investment team. Prior to joining the Firm in 1992, he served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. Other past affiliations include Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. John began working in the investment field in 1981. He has his MBA from Columbia University and a BA from the University of Pennsylvania. John speaks German, French, and Spanish.

Lazard	Robert P. DeConcini	Chairman USA
Robert DeConcini is Chairman of the U.S. and Managing Director of Lazard Asset Management LLC. He is a member of the Firm’s Management Committee and the Oversight Committee, which are the primary executive bodies responsible for managing the Firm and the investment oversight process. In addition, he is involved with the U.S. institutional market’s business and product strategy, marketing, and client service. Prior to joining Lazard Asset Management in 1989, Robert

Name of Adviser	Name of Individual	Business and Other Connections

was with the National Bank of Washington, Smith Barney and M.D. Sass Associates. Robert has a BA from Villanova University.

Lazard	Gabrielle Boyle	Senior Managing Director, Portfolio Manager
Gabrielle Boyle is a Senior Managing Director of Lazard Asset Management Limited in London. She is a Portfolio Manager on the International Equity team and a member of the London-based European Equity team. Prior to joining the Firm in 1993, Gabrielle worked with Royal Insurance Asset Management. She has been working in the investment field since 1990. Gabrielle earned her MA in Economics and a BA (Hons) degree in Economics & History from University College, Dublin. She is a member of the Institute of Investment Management and Research.

Lazard	Michael P. Charlton	Senior Managing Director
Michael Charlton is a Senior Managing Director of Lazard Asset Management and is responsible for the Firm’s Institutional Client Service/Marketing and Consultant Relations efforts. Prior to joining Lazard in 1991, Michael was with Bankers Trust Company in their Global Fiduciary Services area. He has been working in the investment field since 1989. Michael has a BA from Wesleyan University.

Lazard	Andreas Huebner	Senior Managing Director
Andreas Huebner is a Senior Managing Director of Lazard Asset Management (Deutschland) GmbH in Frankfurt. He specializes in Marketing and Client Servicing. Prior to joining the Firm in 1999, Andreas was a Managing Partner with Schröder Münchmeyer Hengst & Co. and DG Bank Frankfurt. He has 18 years of investment experience. Andreas is fluent in both German and English and is a member of the International Bankers Forum (IBF) and of the Frankfurter Finanz-Forum (FFF).

Lazard	Robert Prugue	Senior Managing Director, Senior Executive
Robert Prugue is a Senior Managing Director of Lazard, a senior executive of Australian operations for Lazard Asset Management Pacific Co. (Lazard), and a Director of Lazard Japan Asset Management (LJAM). He has been working in the investment field since 1987. Prior to joining Lazard in December 2002, Robert was a director and Head of Research for van Eyk Research. He also worked for the National Association of Securities Dealers in Washington DC, AMP Society, and Axiom Funds Management. Robert has his MA from Exeter University and a BA from the University of Maryland. He speaks English, Spanish, French, Italian, and Portuguese.

Lazard	Michael S. Rome	Senior Managing Director
Michael Rome is a Senior Managing Director of Lazard Asset Management LLC where he is responsible for the alternative investments business, and Portfolio Manager of the Lazard Global Opportunities Funds. He is also a Member of the Board of Lazard Alternative Strategies Fund, LLC and President and Director of Lazard Diversified Strategies Fund PLC. During his tenure at Lazard, Michael was responsible for the day-to-day oversight of Lazard’s U.S. Equities from 1991-1999. Prior to joining the Firm in 1991, he served as Senior Vice President with Mark Partners, a long/short U.S. hedge fund. Earlier, Michael was research liaison at Goldman, Sachs & Co. where his clients represented a broad range of investors. He has been in the investment industry since 1981. Michael has his MBA from Cornell University and BA from the University of Rochester.

Lazard	Bill Smith	Senior Managing Director, CEO of Lazard Asset Management, Ltd.
Bill Smith is a Managing Director and the Chief Executive Officer of Lazard Asset Management, Limited in London. Prior to joining the Firm in 2002, Bill served as a Managing Director of ABN AMRO. Earlier, he was associated with Barclays Bank, Prudential Bache, and Standard Life. Bill has been working in the investment field since 1977. He has a BSc from Heriot Watt University, Edinburgh.

Lazard	Michael A. Bennett, CPA	Managing Director, Portfolio Manager
Michael Bennett is a Managing Director of Lazard Asset Management LLC and a Portfolio Manager for the International Equity, International Equity Select, European Equity Select, and Global Equity teams. Prior to joining the Firm in 1992, Michael served as an International Equity Analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company. Michael began working in the investment field in 1987. He has his MBA from the University of Chicago’s Graduate School of Business and a BS from New York University.

Name of Adviser	Name of Individual	Business and Other Connections

Lazard	Christopher Blake	Managing Director, Portfolio Manager/Analyst
Christopher Blake is a Managing Director of Lazard Asset Management LLC and a Portfolio Manager/Analyst for the U.S. Mid Cap and U.S. Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined the Firm in 1995. Chris was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a member of the U.S. Small Cap and U.S. Mid Cap teams. Chris has a BSBA in Finance from the University of Denver.

Lazard	Nick Bratt	Managing Director, Portfolio Manager
Nick Bratt is a Managing Director of Lazard Asset Management LLC and a Portfolio Manager for the Global Thematic Equity product. Prior to joining the Firm in 2003, Nick served in various capacities at Scudder/Deutsche Asset Management, including Head of International Portfolio Management, Head of the Global Equity Group, and Global Chief Investment Officer. His last position at Scudder/Deutsche Asset Management was Director of Global Products. Nick began working in the investment field in 1973. He attended Columbia University on a Fulbright scholarship, and holds a BA in Politics & Philosophy and Economics from St. John’s College of Oxford University. Nick is Director of the Korea Society, and an Advisory Director of Maison Francaise. He is fluent in French and reads German.

Lazard	Charles Burgdorf	Managing Director
Charles Burgdorf is a Managing Director of Lazard Asset Management LLC and is primarily responsible for the Third Party Distribution Group. Prior to joining Lazard in January of 1997, Charles was affiliated with Fred Alger Management, Inc. and Bull & Bear Group, Inc. He began working in the investment field in 1988. Charles has a BS in Business Administration and Finance from the University of South Carolina.

Lazard	David Cleary, CFA	Managing Director
David Cleary is a Managing Director of Lazard Asset Management LLC, and is currently responsible for the management of the Firm’s Private Client Group. Before joining that group, David spent nine years as a Fixed Income Portfolio Manager for the Firm. Prior to joining the Firm in 1994, Mr. Cleary was affiliated with Union Bank of Switzerland as a Portfolio Manager, and IBJ Schroder Bank & Trust as an Assistant Treasurer. David began working in the investment field in 1987. He has a BS from Cornell University.

Lazard	Melissa Cook, CFA	Managing Director, Equity Research
Melissa Cook is a Managing Director of Lazard Asset Management LLC and manages the global research platform that supports Lazard’s worldwide equity products in her role as Director of Research. Prior to joining Lazard in 2002, she was a Managing Director and Associate Director of Research at Prudential Securities. Before moving into her management role, Melissa spent seven years as a Senior Equity Analyst covering broadcasting, cable, entertainment, and publishing industries at Prudential. Prior to joining Prudential in 1991, she worked as an Equity Analyst at Barclays de Zoete Wedd and Drexel Burnham Lambert. Melissa has been working in the investment field since 1986. She received her MBA from the Stern School of Business at New York University and a BA from Dartmouth College.

Lazard	Kun Deng, CFA	Managing Director, Portfolio Manager
Kun Deng is a Managing Director of Lazard Asset Management LLC and a Portfolio Manager. Prior to joining Lazard in 1997, he was a Senior Portfolio Manager/Analyst for closed-end funds at Newgate Investment Management. Kun’s previous positions include being a staff member for China’s Ministry of Finance and faculty member at Hofstra University. Kun began working in the investment field in 1994. He has his MIA (International Affairs) from Columbia University and MA from Beijing University. Kun speaks Chinese. In addition, he was ranked as one of the top 10 global equity managers for the years 2000-2003 by the Financial Times.

Lazard	Gabriella Dixon, CFA	Managing Director, Research Analyst
Gabriella Dixon is a Managing Director of Lazard Asset Management LLC, and a Research Analyst on the Financials equity sector team. She began her investment experience upon joining the Firm in 1990, and has held several positions at Lazard. Gabriella received a BA with Honors from Wesleyan University. She is fluent in French and Italian.

Lazard	James Donald, CFA	Managing Director, Portfolio Manager/Analyst
James Donald is a Managing Director of Lazard Asset Management LLC. In addition to his duties

Name of Adviser	Name of Individual	Business and Other Connections

as a Portfolio Manager/Analyst he also serves as Head of the Emerging Markets Group. Prior to joining the Firm in 1996, James worked at Mercury Asset Management, which he joined in 1985. At Mercury Asset Management he was on the emerging markets team between 1992 and 1996 and worked on the international equity team between 1985 and 1992. James received his BA (Hons) in History from the University of Western Ontario. He is fluent in French and Spanish.

Lazard	Michael G. Fry	Managing Director, Portfolio Manager
Michael Fry is a Managing Director of Lazard Asset Management, based in London, and a portfolio manager on the Global Equity and Global ex US Equity teams. Prior to joining Lazard in 2005, Michael served in several positions at UBS Global Asset Management, including lead portfolio manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Michael also held positions as a portfolio manager at Armstrong Jones Fund Management, a Portfolio Manager/Analyst at Schroder Investment Management and as a senior accountant at Price Waterhouse in Australia. Michael began his career in investment management in 1987. He holds a BSc from Flinders University (Adelaide, Australia). Michael is a member of the Institute of Chartered Accountants in Australia and an associate of the Financial Services Institute of Australasia.

Lazard	Peter C. Hunsberger	Managing Director, Research Analyst
Peter Hunsberger is a Managing Director of Lazard Asset Management LLC and a Research Analyst on the Global Equity Research Platform (energy sector). Prior to joining Lazard in 1991, Peter served as Director of Research at John S. Herold, Inc. He began working in the investment field in 1989. Previously, Peter was associated with Hunt Oil Company as a senior geologist, and spent 12 years in the oil industry. He received his MBA from Houston Baptist University and a BA from Middlebury College.

Lazard	Carmine Lizza	Managing Director, Chief Information Officer, Global Head of Technology
Carmine Lizza is a Managing Director, Chief Information Officer and Global Head of Technology for Lazard Asset Management LLC. Prior to joining Lazard in 1999, he was a Managing Director at Bankers Trust, and formerly held senior positions at Alliance Capital and Bankers Trust. Earlier in his career Carmine worked at Lear Siegler Avionics. He began working in the investment field in 1986. Carmine has his MBA from Columbia University and a Bachelors of Engineering in Electrical Engineering and Computer Science from Stevens Institute of Technology.

Lazard	Gerald Mazzari	Managing Director and Chief Operating Officer
Gerald Mazzari is a Managing Director and Chief Operating Officer of Lazard Asset Management LLC. Prior to joining Lazard in 1996, he was an Executive Vice President for Smith New Court, Inc. and a Chief Financial Officer with Carl Marks & Co. Previously, Gerald was an Audit Partner at Oppenheim, Appel, Dixon & Co. He began working in the investment field in 1978. Gerald has his MBA from Adelphi University and a BS in biology from Syracuse University.

Lazard	Efrem Meretab	Managing Director, Research Analyst
Efrem Meretab is a Managing Director of Lazard Asset Management LLC and a Research Analyst. He began his investment experience upon joining the Firm in 1994. Prior to joining Lazard, Efrem was affiliated with AT&T Bell Laboratories, and associated with Conoco Inc. as a Senior Research Geophysicist. He has his PhD from the University of Illinois and a BS from Haverford College. Efrem is fluent in Tigringa and Amharic.

Lazard	Nathan Paul	Managing Director, General Counsel
Nathan Paul is a Managing Director of Lazard Asset Management LLC, and serves as the Firm’s General Counsel. Prior to joining the Firm in 2000, where he began his career in the investment industry, Nathan was an associate with the firm of Schulte Roth & Zabel LLP. Nathan graduated from Cardozo Law School as a Juris Doctor. He is a member of the New York and New Jersey state bar associations, and speaks Hebrew.

Lazard	Michael Powers	Managing Director, Portfolio Manager
Michael Powers is a Managing Director of Lazard Asset Management LLC and a member of the International Equity, International Equity Select, and European Equity Select teams. He began working in the investment field in 1990. Prior to joining the Firm in 1990, Michael was a Vice President for Chemco Technologies. He received his MBA from Long Island University and a BA from Brown University.

Lazard	John Reese	Managing Director
John Reese is a Limited Managing Director of Lazard Asset Management LLC and is primarily responsible for private clients investment management. Prior to joining the Firm, John worked for Wood, Struthers & Winthrop, where he served in the Management Corporation as the President,

Name of Adviser	Name of Individual	Business and Other Connections

the Director, and the CEO. He began working in the investment field in 1968. John has his MBA from the Wharton School of Finance at the University of Pennsylvania and a BA from the University of Pennsylvania. He is a member of the New York Society of Security Analysts.

Lazard	Robert Rowland	Managing Director, Portfolio Manager
Robert Rowland is a Managing Director of Lazard Asset Management LLC and a Portfolio Manager responsible for managing Lazard’s European Explorer hedge fund. Robert joined Lazard Asset Management Ltd. in December 2003 and is now in the Firm’s New York Office. Previously Robert served as a Partner and Managing Director of Soros Funds Limited, where he managed European Equities for the Quantum Endowment Fund. Earlier, he worked for Odey Asset Management as a Fund Manager for the Odey Grosvenor Fund. Robert began working in the investment industry in 1988. He has his BA (Hons) in Politics from the University of Newcastle upon Tyne, and is a member of the Institute of Investment Management and Research.

Lazard	Ulrich Schweiger	Managing Director, Portfolio Manager
Ulrich Schweiger is a Managing Director of Lazard Asset Management GmbH in Frankfurt and a Portfolio Manager. Prior to joining the Firm in 1999, Ulrich was affiliated with Schröder Münchmeyer Hengst Investment, Société Générale and Dresdner Bank. He began working in the investment field in 1984. Ulrich has a degree in Business Administration from the Westfaelische-Wilhelms-Universitaet in Muenster, Germany. He is a member of the Deutsche Vereinigung fuer Finanzanalyse (DVFA). Ulrich is a native German speaker, and he is also fluent in French and English.

Lazard	Darrin Sokol	Managing Director, Trader
Darrin Sokol is co-Director of the Equity Trading group at Lazard Asset Management LLC. Prior to joining the Firm in 2001, Darrin was a Partner and Senior Equities Trader at Omega Advisors Inc. He began working in the investment field in 1991.

Lazard	Ronald Temple, CFA	Managing Director, Research Analyst
Ronald Temple is a Managing Director of Lazard Asset Management LLC and a Research Analyst. Prior to joining Lazard in 2001, Ron held positions with Deutsche Asset Management and Deutsche Bank Americas in New York, Deutsche Bank Asia/Pacific in Singapore, Deutsche Morgan Grenfell in London, Bank of America NT & SA in San Francisco and Fleet Financial Group in Boston. He began working in the investment field in 1991. Ron received a MPP from Harvard University and a BA in Economics & Public Policy from Duke University.

Lazard	Richard Tutino, CFA	Managing Director, Portfolio Manager
Richard Tutino is a Managing Director at Lazard Asset Management LLC and a Portfolio Manager focusing on U.S. equity products. Prior to joining the Firm in 1997, Richard was associated with Thorsell, Parker Partners and Dreman Value Management. Earlier affiliations include Fahnestock Asset Management and EF Hutton and Company, Inc. Richard has been working in the investment field since 1986. He has a BS in Finance from New York University, and is a member of the New York Society of Security Analysts.

Lazard	Markus van de Weyer	Managing Director, Portfolio Manager
Markus Van de Weyer is a Managing Director at Lazard Asset Management GmbH in Frankfurt and a Portfolio Manager. Prior to joining Lazard in 1999, he was a Portfolio Manager/Analyst with Metzler Investment, Commerz International Capital Management and affiliated with Institut für Kredit- und Finanzwirtschaft. He is a graduate of Ruhr-Universität Bochum and a member of the Deutsche Vereinigung fuer Finanzanalyse (DVFA) in Germany. He is a native German and fluent in English.

Lazard	Tony Willis	Managing Director, Portfolio Manager/Analyst
Tony Willis is a Managing Director of Lazard Asset Management Limited, in London and Head of UK Equities. He is responsible for managing UK equity portfolios and is also a member of our Pan European equity team. Tony joined the Firm in July 1999 and has been working in the investment field since 1982. Previous affiliations include BZW where he became head of pan-European Research in May 1997, and oversaw the integration of that business into CSFB. Prior to that Tony worked in a number of stockbrokers’ research departments over a period of 13 years. He gained a degree in Philosophy, Politics and Economics from Oxford in 1982.

Lazard	Alexander E. Zagoreos	Managing Director
Alexander Zagoreos is a Managing Director of Lazard Asset Management LLC whose primary area of responsibility is emerging-market closed-end investment companies. During his tenure at Lazard, he started managing portfolios of closed-end funds in 1984, and earlier, was a broker to investment trusts and closed-end funds. Prior to joining Lazard in 1977, he served as a Vice President, International, for Reynolds and Company. Previously Alexander was a Vice President and an oil analyst with Model, Roland and Company, as well as an economic analyst for Esso International. He began working in the investment field in 1964. Alexander has his MBA, MIA (International Affairs) and BA from Columbia University. He also serves on the boards of several investment trusts and closed-end funds.

Name of Adviser	Name of Individual	Business and Other Connections

MFS Investment Management (“MFS”)		Investment Advisor

MFS	Robert C. Pozen	Chairman, Director and Chairman of the Board

MFS	Robert J. Manning	Director; Chief Executive Officer; Chief Investment Officer and President

MFS	Martin E. Beaulieu	Director; Executive Vice President and Director of Global Distribution

MFS	C. James Prieur	Director

MFS	Donald A. Stewart	Director

MFS	James C. Baillie	Director

MFS	Robin A. Stelmach	Director, Executive Vice President and Chief Operating Officer

MFS	Michael W. Roberge	Executive Vice President, Chief Fixed Income Officer and Director of Fixed Income Research

MFS	Thomas B. Hastings	Senior Vice President and Treasurer

MFS	Joseph E. Lynch	Assistant Treasurer

MFS	Ronald W. Osborne	Director

MFS	William K. O’Brien	Director

MFS	Maria F. Dwyer	Executive Vice President and Chief Regulatory Officer

MFS	Paul T. Kirwan	Executive Vice President and Chief Financial Officer

MFS	Michael H. Whitaker	Senior Vice President and Chief Compliance Officer

MFS	Mitchell C. Freestone	Assistant Secretary

MFS	Brian T. Hourihan	Assistant Secretary

MFS	David A. Antonelli	Executive Vice President and Chief Equity Officer

MFS	Deborah H. Miller	Executive Vice President and Director of Equity Quantitative Research

MFS	Ethan D. Corey	Assistant Secretary

MFS	Mark D. Kaplan	Assistant Secretary

MFS	Jeremy Kream	Assistant Secretary

MFS	Suzanne Michaud	Assistant Secretary

MFS	Susan Newton	Assistant Secretary

Name of Adviser	Name of Individual	Business and Other Connections

OppenheimerFunds, Inc. (“Oppenheimer”)		Investment Advisor

Oppenheimer	Timothy L. Abbuhl	Vice President

Oppenheimer	Robert Agan	Senior Vice President

Oppenheimer	Erik Anderson	Assistant Vice President

Oppenheimer	Janette Aprilante	Vice President and Secretary

Oppenheimer	Hany S. Ayad	Assistant Vice President

Oppenheimer	Robert Baker	Senior Vice President

Oppenheimer	John Michael Banta	Assistant Vice President

Oppenheimer	Kevin Baum	Vice President

Oppenheimer	Lalit Behal	Assistant Vice President

Oppenheimer	Kathleen Beichert	Vice President

Oppenheimer	Erik S. Berg	Assistant Vice President

Oppenheimer	Rajeev Bhaman	Vice President

Oppenheimer	Mark Binning	Assistant Vice President

Oppenheimer	Robert J. Bishop	Vice President

Oppenheimer	John R. Blomfield	Vice President

Oppenheimer	Chad Boll	Vice President

Oppenheimer	Lowell Scott Brooks	Vice President

Oppenheimer	Mark Burns	Assistant Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Oppenheimer	Peter V. Cocuzza	Vice President

Oppenheimer	John Damian	Vice President

Oppenheimer	John M. Davis	Vice President

Oppenheimer	Craig P. Dinsell	Executive Vice President

Oppenheimer	Randall C. Dishmon	Vice President

Oppenheimer	Rebecca K. Dolan	Vice President

Oppenheimer	Steven D. Dombrower	Vice President

Oppenheimer	Bruce C. Dunbar	Senior Vice President

Oppenheimer	Richard Edmiston	Vice President

Oppenheimer	Daniel R. Engstrom	Vice President

Oppenheimer	James Robert Erven	Assistant Vice President

Oppenheimer	George R. Evans	Senior Vice President

Oppenheimer	Edward N. Everett	Vice President

Oppenheimer	Ronald H. Fielding	Senior Vice President

Oppenheimer	David Foxhoven	Vice President

Oppenheimer	Colleen M. Franca	Assistant Vice President

Oppenheimer	Dan Gagliardo	Assistant Vice President

Oppenheimer	Subrata Ghose	Assistant Vice President

Oppenheimer	Charles W. Gilbert	Assistant Vice President

Oppenheimer	Alan C. Gilston	Vice President

Oppenheimer	Jill E. Glazerman	Senior Vice President

Oppenheimer	Bejamin J. Gord	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Oppenheimer	Laura Granger	Vice President

Oppenheimer	Robert Grill	Senior Vice President

Oppenheimer	Robert Haley	Assistant Vice President

Oppenheimer	Marilyn Hall	Vice President

Oppenheimer	Kelly Haney	Assistant Vice President

Oppenheimer	Thomas B. Hayes	Vice President

Oppenheimer	Dorothy F. Hirshman	Vice President

Oppenheimer	Scott T. Huebl	Vice President

Oppenheimer	Margaret Hui	Vice President

Oppenheimer	John Huttlin	Vice President

Oppenheimer	James G. Hyland	Assistant Vice President

Oppenheimer	Steve P. Ilnitzki	Senior Vice President

Oppenheimer	Kathleen T. Ives	Vice President and Assistant Secretary

Oppenheimer	William Jaume	Vice President

Oppenheimer	Frank V. Jennings	Vice President

Oppenheimer	John Jennings	Vice President

Oppenheimer	John Michael Johnson	Assistant Vice President

Oppenheimer	Lynn O. Keeshan	Assistant Treasurer

Oppenheimer	Thomas W. Keffer	Senior Vice President

Oppenheimer	Michael Keogh	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Oppenheimer	Dimitrios Kourkoulakos	Senior Vice President

Oppenheimer	Christopher M. Leavy	Senior Vice President

Oppenheimer	Laura Leitzinger	Senior Vice President

Oppenheimer	Michael S. Levine	Vice President

Oppenheimer	Gang Li	Vice President

Oppenheimer	Shanquan Li	Vice President

Oppenheimer	Mitchell J. Lindauer	Vice President

Oppenheimer	Bill Linden	Assistant Vice President

Oppenheimer	Malissa B. Lischin	Vice President

Oppenheimer	David P. Lolli	Assistant Vice President

Oppenheimer	Patricia Lovett	Vice President

Oppenheimer	Steve Macchia	Vice President

Oppenheimer	Angelo G. Manioudakis	Senior Vice President

Oppenheimer	Charles L. McKenzie	Senior Vice President

Oppenheimer	Andrew J. Mika	Senior Vice President

Oppenheimer	Nikolaos D. Monoyios	Senior Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Oppenheimer	Charles Moon	Vice President

Oppenheimer	John Murphy	Chairman, President, Chief Executive Officer & Director

Oppenheimer	Thomas J. Murray	Vice President

Oppenheimer	Kenneth Nadler	Vice President

Oppenheimer	Richard Nichols	Vice President

Oppenheimer	David P. Pellegrino	Vice President

Oppenheimer	Allison C. Pells	Assistant Vice President

Oppenheimer	James F. Phillips	Vice President

Oppenheimer	Raghaw Prasad	Assistant Vice President

Oppenheimer	Jane C. Putnam	Vice President

Oppenheimer	Michael E. Quinn	Vice President

Oppenheimer	Julie S. Radtke	Vice President and Director

Oppenheimer	David Robertson	Senior Vice President

Oppenheimer	Antoinette Rodriguez	Assistant Vice President

Oppenheimer	Jeffrey S. Rosen	Vice President

Oppenheimer	James H. Ruff	Executive Vice President

Oppenheimer	Rohit Sah	Vice President

Oppenheimer	Valerie Sanders	Vice President

Oppenheimer	Ellen P. Schoenfeld	Vice President

Oppenheimer	Scott A. Schwegel	Assistant Vice President

Oppenheimer	Allan P. Sedmak	Assistant Vice President

Oppenheimer	Jennifer L. Sexton	Vice President

Oppenheimer	Nava Sharma	Vice President

Oppenheimer	Bonnie Sherman	Assistant Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Oppenheimer	David C. Sitgreaves	Assistant Vice President

Oppenheimer	Edward James Sivigny	Assistant Vice President

Oppenheimer	Enrique H. Smith	Vice President

Oppenheimer	Keith J. Spencer	Senior Vice President

Oppenheimer	Marco Antonio Spinar	Assistant Vice President

Oppenheimer	Arthur P. Steinmetz	Senior Vice President

Oppenheimer	John P. Stoma	Senior Vice President

Oppenheimer	Deborah A. Sullivan	Vice President

Oppenheimer	Paul Temple	Vice President

Oppenheimer	Cameron Ullyat	Assistant Vice President

Oppenheimer	Mark S. Vandehey	Vice President

Oppenheimer	Maureen Van Norstrand	Vice President

Oppenheimer	Vincent Vermette	Assistant Vice President

Oppenheimer	Teresa M. Ward	Vice President

Oppenheimer	Jerry A. Webman	Senior Vice President

Oppenheimer	Barry D. Weiss	Vice President

Oppenheimer	Melissa Lynn Weiss	Vice President

Oppenheimer	Christine Wells	Vice President

Oppenheimer	Joseph J. Welsh	Vice President

Oppenheimer	Diederick Wermolder	Senior Vice President

Oppenheimer	Catherine M. White	Assistant Vice President

Oppenheimer	William L. Wilby	Senior Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Oppenheimer	Donna M. Winn	Senior Vice President

Oppenheimer	Brian W. Wixted	Senior Vice President and Treasurer

Oppenheimer	Carol Wolf	Senior Vice President

Oppenheimer	Kurt Wolfgruber	Executive Vice President, Chief Investment Officer and Director

Oppenheimer	Caleb C. Wong	Vice President

Oppenheimer	Edward C. Yoensky	Assistant Vice President

Oppenheimer	Robert G. Zack	Executive Vice President and General Counsel

Oppenheimer	Neal A. Zamore	Vice President

Oppenheimer	Mark D. Zavanelli	Vice President

Oppenheimer	Alex Zhou	Assistant Vice President

Oppenheimer	Arthur J. Zimmer	Senior Vice President

Oppenheimer	Joanne Bardell	Assistant Vice President

Oppenheimer	Jeff Baumgartner	Assistant Vice President

Oppenheimer	Gerald Bellamy	Assistant Vice President

Oppenheimer	Craig Billings	Assistant Vice President

Oppenheimer	Paul Burke	Assistant Vice President

Oppenheimer	Debra Casey	Assistant Vice President

Oppenheimer	Laura Coulston	Assistant Vice President

Oppenheimer	Thomas Doyle	Assistant Vice President

Oppenheimer	Kathy Faber	Assistant Vice President

Oppenheimer	David Falicia	Assistant Vice President

Oppenheimer	Emmanuel Ferreira	Vice President

Oppenheimer	Brian Finley	Assistant Vice President

Oppenheimer	John Forrest	Senior Vice President

Oppenheimer	Dominic Freud	Vice President

Oppenheimer	Steve Hauenstein	Assistant Vice President

Oppenheimer	Dennis Hess	Assistant Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Oppenheimer	Daniel Hoelscher	Assistant Vice President

Oppenheimer	Edward Hrybenko	Vice President

Oppenheimer	Brian Kramer	Vice President

Oppenheimer	Tracey Lange	Vice President

Oppenheimer	John Latino	Assistant Vice President

Oppenheimer	Jerry Mandzij	Vice President

Oppenheimer	LuAnn Mascia	Vice President

Oppenheimer	Elizabeth McCormack	Vice President

Oppenheimer	Joseph McCovern	Assistant Vice President

Oppenheimer	Christina Nasta	Vice President

Oppenheimer	William Norman	Assistant Vice President

Oppenheimer	Brian Peterson	Assistant Vice President

Oppenheimer	Gary Pilc	Assistant Vice President

Oppenheimer	Marc Reinganum	Vice President

Oppenheimer	Claire Ring	Assistant Vice President

Oppenheimer	Stacy Roode	Vice President

Oppenheimer	Karen Sandler	Assistant Vice President

Oppenheimer	Rudi Schadt	Vice President

Oppenheimer	Maria Schulte	Assistant Vice President

Oppenheimer	Michael Sussman	Vice President

Oppenheimer	Martin Telles	Senior Vice President

Oppenheimer	Vincent Toner	Assistant Vice President

Oppenheimer	Keith Tucker	Assistant Vice President

Oppenheimer	Philip Witkower	Senior Vice President

Oppenheimer	Lucy Zachman	Assistant Vice President

Oppenheimer	Antulio N. Bomfim	Vice President

Oppenheimer	Michelle Borre Massick	Vice President

Oppenheimer	John Boydell	Vice President

Oppenheimer	Micheal Bromberg	Assistant Vice President

Oppenheimer	Joan Brunelle	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Oppenheimer	Geoffrey Caan	Vice President

Oppenheimer	Catherine Carroll	Assistant Vice President

Oppenheimer	Brett Clark	Assistant Vice President

Oppenheimer	Susan Cornwall	Senior Vice President

Oppenheimer	George Curry	Vice President

Oppenheimer	J. Hayes Foster	Vice President

Oppenheimer	Hazem Gamal	Vice President

Oppenheimer	Bridget Ireland	Vice President

Oppenheimer	Charles Kandalis	Assistant Vice President

Oppenheimer	Lisa Lamentino	Vice President

Oppenheimer	Kristina Lawrence	Vice President

Oppenheimer	Randy Legg	Vice President

Oppenheimer	Dongyan Ma	Assistant Vice President

Oppenheimer	Susan Mattisinko	Vice President

Oppenheimer	John O’Hare	Vice President

Oppenheimer	Lerae A. Palumbo	Assistant Vice President

Oppenheimer	David Pfeffer	Senior Vice President and Chief Financial Officer

Oppenheimer	Jill Reiter	Assistant Vice President

Oppenheimer	Stacy Roth	Vice President

Oppenheimer	Kim Russomanno	Assistant Vice President

Oppenheimer	Jennifer Stevens	Assistant Vice President

Oppenheimer	Jeaneen Terrio	Assistant Vice President

Oppenheimer	Lisa Walsh	Assistant Vice President

Oppenheimer	Annabel Whiting	Assistant Vice President

Oppenheimer	Arthur J. Zimmer	Senior Vice President

Oppenheimer	Michael Amato	Assistant Vice President

Oppenheimer	Tracey Beck Apostolopoulos	Assistant Vice President

Oppenheimer	Lisa I. Bloomberg	Vice President

Oppenheimer	Veronika Boesch	Assistant Vice President

Oppenheimer	John Bonnell	Vice President

Oppenheimer	Lisa Chaffee	Assistant Vice President

Oppenheimer	Charles Chibnik	Assistant Vice President

Oppenheimer	Brian Dvorak	Vice President

Oppenheimer	Bradley G. Finkle	Vice President

Oppenheimer	Jordan Foster	Vice President

Oppenheimer	Seth Gelman	Vice President

Oppenheimer	Phillip S. Gillespie	Senior Vice President

Oppenheimer	Joseph Higgins	Vice President

Oppenheimer	Martin S. Korn	Senior Vice President

Oppenheimer	Paul Kunz	Assistant Vice President

Oppenheimer	Gayle Leavitt	Assistant Vice President

Oppenheimer	Daniel Lifshey	Assistant Vice President

Oppenheimer	Christie J. Loftus	Vice President

Oppenheimer	Mark H. Madden	Vice President

Oppenheimer	Kathleen Mandzij	Assistant Vice President

Oppenheimer	Lucienne Mercogliano	Assistant Vice President

Oppenheimer	Matthew O’Donnell	Assistant Vice President

Oppenheimer	Robert Pemble	Assistant Vice President

Oppenheimer	Lori L. Penna	Vice President

Oppenheimer	Marmeline Petion-Midy	Assistant Vice President

Oppenheimer	Scott Phillips	Vice President

Oppenheimer	Jason Pizzorusso	Assistant Vice President

Oppenheimer	David Poiesz	Senior Vice President

Oppenheimer	Jeffrey Portnoy	Assistant Vice President

Oppenheimer	David Preuss	Assistant Vice President

Oppenheimer	Timothy Ryan	Vice President

Oppenheimer	Mary Sullivan	Vice President

Oppenheimer	Philip Vottiero	Vice President

Oppenheimer	Adam Weiner	Assistant Vice President

Oppenheimer	Emeline S. Adwers	Vice President

Oppenheimer	Justin Leverenz	Vice President

Oppenheimer	Meaghan Murphy	Assistant Vice President

Oppenheimer	Brian Szilagyi	Assistant Vice President

Name of Advisor	Name of Individual	BUSINESS AND OTHER CONNECTIONS

Neuberger Berman Management Inc (“NB Management”)		Investment Adviser

Neuberger Berman Management Inc	Maxine Gerson	General Counsel and Secretary NB Management; Senior Vice President and Deputy General Counsel Neuberger Berman, LLC

Neuberger Berman Management Inc	Robert Conti	Senior Vice President, Neuberger Berman, LLC; Senior Vice President, NB Management since November 2000; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Real Estate Income Fund Inc.; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Realty Income Fund Inc.; Vice President, Neuberger Berman Income Opportunity Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman Dividend Advantage Fund Inc.

Neuberger Berman Management Inc	Brian P. Gaffney	Managing Director, Neuberger Berman, LLC since 1999, Senior Vice President, NB Management since November 2000. Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Real Estate Income Fund Inc.; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Realty Income Fund Inc.; Vice President, Neuberger Berman Income Opportunity Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman Dividend Advantage Fund Inc.

Neuberger Berman Management Inc	Jeffrey B. Lane	Chairman and President, Neuberger Berman, LLC; Director, NB Management since February 2001. Director, Chief Executive Officer and President, Neuberger Berman Inc.; Director, Neuberger Berman Trust Company from June 1999 until November 2000.

Neuberger Berman Management Inc	Jack L. Rivkin	Executive Vice President, Neuberger Berman, LLC; Director and Chairman of NB Management. Executive Vice President, Neuberger Berman Inc.; President and Director, Neuberger Berman Real Estate Income Fund Inc; President and Director, Neuberger Berman Intermediate Municipal Fund Inc.; President and Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; President and Director, Neuberger Berman California Intermediate Municipal Fund Inc.; President and Trustee, Neuberger Berman Advisers Management Trust; President and Trustee, Neuberger Berman Equity Funds; President and Trustee, Neuberger Berman Income Funds; President and Director, Neuberger Berman Realty Income Fund Inc.; President and Director, Neuberger Berman Income Opportunity Fund Inc.; President and Director, Neuberger Berman Real Estate Securities Income Fund Inc.; President and Neuberger Berman Dividend Advantage Fund Inc.

Name of Advisor	Name of Individual	BUSINESS AND OTHER CONNECTIONS

Neuberger Berman Management Inc	Peter E. Sundman	President and Director, NB Management; Executive Vice President, Neuberger Berman, LLC. Executive Vice President and Director, Neuberger Berman Inc.; Chairman of the Board, Chief Executive Officer and Trustee, Neuberger Berman Income Funds; Chairman of the Board, Chief Executive Officer and Trustee, Neuberger Berman Advisers Management Trust; Chairman of the Board, Chief Executive Officer and Trustee, Neuberger Berman Equity Funds; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Real Estate Income Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Intermediate Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman California Intermediate Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Realty Income Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Income Opportunity Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Real Estate Securities Income Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Dividend Advantage Fund Inc.

Neuberger Berman Management Inc	Charmaine Williams	Chief Compliance Officer, Vice President, Lehman Brothers Inc. since 2003; Chief Compliance Officer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005); Chief Compliance Officer, Lehman Brothers Asset Management Inc. since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.) from 1997-2003.

     The principal address of NB Management, Neuberger Berman, and of each of the investment companies named above, is 605 Third Avenue, New York, New York 10158.

Loomis, Sayles & Co., L.P.
Loomis, Sayles & Co., L.P. (“Loomis Sayles”) provides investment advice to registered investment companies and organizations and individuals.
The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Loomis Sayles during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Loomis Sayles pursuant to the Investment Advisers Act of 1940 as amended (the “Advisers Act”) (SEC File No. 801-170; IARD/CRD No. 105377).

Item 27. Principal Underwriters

(a)	Pacific Select Distributors, Inc. (“PSD”) member, NASD & SIPC serves as Distributor of Shares of Pacific Funds. PSD is a subsidiary of Pacific Life. PSD also serves as distributor of shares of the Pacific Select Fund.

Name and Principal	Positions and Offices	Positions and Offices
Business Address[1]	with Underwriter	with Registrant
Audrey L. Milfs	Vice President and Secretary	Secretary

Edward R. Byrd	Senior Vice President	None

Gerald W. Robinson	Director, Chairman and Chief Executive Officer	None

Thomas Gibbons	Vice President, Tax	None

Jane M. Guon	Assistant Vice President and Assistant Secretary	None

Adrian S. Griggs	Director, Vice President and Chief Financial Officer	None

M. Kathleen McWard	Vice President	None

Alyce F. Peterson	Vice President	None

S. Kendrick Dunn	Assistant Vice President, Compliance	None

Brian D. Klemens	Vice President and Treasurer	Vice President and Treasurer

Michael A. Bell	Director and Executive Vice President	None

Dewey Bushaw	Senior Vice President	None

Robert C. Hsu	Senior Vice President and Chief Information Officer	None

Martha A. Gates	Vice President	None

Gail L. Cobin	Assistant Vice President	None

Gail H. McIntosh	Assistant Secretary	None

Julia C. McKinney	Assistant Secretary	None

Michael T. McLaughlin	Assistant Secretary	None

Cheryl L. Tobin	Assistant Secretary	None

Stephen J. Toretto	Assistant Secretary	None

Richard J. Schindler	Senior Vice President	None

[1] Principal business address for all individuals listed is 700 Newport Center Drive, Newport Beach, California 92660.

Item 28. Location of Accounts and Records

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660 or PFPC Inc. 4400 Computer Drive, Wesborough, MA 01581.

     The identity of the person on the other side of the transaction required to be maintained by Registrant pursuant to Rule 17a-7 of the Investment Company Act of 1940 will be maintained by Pacific Life other than portfolios managed by MFS Investment Management and Van Kampen. The information for MFS Investment Management will be maintained by MFS at 500 Boylston Street, 20th Floor, Boston MA 02116. The information for Van Kampen will be maintained by Van Kampen at 1221 Avenue of the Americas, New York, NY 10020.

Item 29. Management Services

          Not applicable

Item 30. Undertakings

          Not applicable

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Pacific Funds, certifies that it meets all of the requirements for effectiveness of the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 51 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach in the State of California on the 28th day of December, 2006.

PACIFIC FUNDS
By: /s/ Laurene E. MacElwee
Laurene E. MacElwee, Assistant Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 51 to the Registration Statement of Pacific Funds has been signed below by the following persons in the capacities and on the dates indicated.

	Chairman of the Board and Trustee	December 28, 2006
Thomas C. Sutton*	(Principal Executive Officer)
	President	December 28, 2006
James T. Morris*
	Trustee	December 28, 2006
Frederick L. Blackmon*
	Trustee	December 28, 2006
Lucie H. Moore*
	Trustee	December 28, 2006
Gale K. Caruso*
	Trustee	December 28, 2006
Nooruddin S. Veerjee*
	Trustee	December 28, 2006
G. Thomas Willis*
	Vice President and Treasurer	December 28, 2006
Brian D. Klemens*	(Principal Financial and Accounting Officer)

/s/ Laurene E. MacElwee Laurene E. MacElwee		December 28, 2006

*as attorney-in-fact pursuant to power of attorney filed herewith.

Pacific Funds Power of Attorney
The undersigned trustees and officers of Pacific Funds (the “Trust”) hereby appoint Robin S. Yonis, David R. Carmichael, Jeffrey S. Puretz, Douglas P. Dick, Laurene E. MacElwee, Howard Hirakawa, and Carleton J. Muench each individually as their true and lawful attorneys-in-fact (“attorneys”), in all capacities, to execute in their name and file any and all registration statements, including registration statements on Form N-14, proxy statements, exemptive applications, no-action letter requests, shareholder reports and other regulatory filings made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission (“SEC”) in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities). The undersigned grant to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys may lawfully do or cause to be done by virtue hereof. This Power of Attorney hereby terminates and replaces all other previously executed Power of Attorneys for the Trust related to the above.
The undersigned trustees and officers of Pacific Funds hereby execute this Power of Attorney effective the 30th day of November, 2006.

NAME	TITLE

/s/ Thomas C. Sutton Thomas C. Sutton	Chairman, Chief Executive Officer and Trustee

/s/ James T. Morris James T. Morris	President

/s/ Brian D. Klemens Brian D. Klemens	Vice President and Treasurer

/s/ Frederick L. Blackmon Frederick L. Blackmon	Trustee

/s/ Lucie H. Moore Lucie H. Moore	Trustee

/s/ G. Thomas Willis G. Thomas Willis	Trustee

/s/ Nooruddin S. Veerjee Nooruddin S. Veerjee	Trustee

/s/ Gale K. Caruso Gale K. Caruso	Trustee

PACIFIC FUNDS

EXHIBIT INDEX

Exhibit	Description
(d)(6)(d)	Notice of and Consent to Transfer Fund Management Agreement — Salomon

(d)(8)(f)	Addendum to Fund Management Agreement — MFS

(d)(10)(d)	Addendum to Fund Management Agreement — Van Kampen

(d)(11)(b)	Addendum to Fund Management Agreement — Goldman Sachs

(e)(1)(i)	Amended and Restated Distribution Agreement

(e)(1)(j)	Amendment to Distribution Agreement

(f)(1)(c)	Consolidated Deferred Compensation Plan

(h)(3)(l)	Amendment to Expense Limitation Agreement

(h)(3)(m)	Amended Schedule A to Expense Limitation Agreement

(j)	Consent of Independent Registered Public Accounting Firm

(m)(1)(j)	Class A Service Plan

(n)(1)(j)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3

(p)(6)	Code of Ethics — Pacific Life Insurance Company

(p)(10)	Code of Ethics — Van Kampen

(p)(12)	Code of Ethics — Neuberger

(p)(13)	Code of Ethics — Loomis Sayles

(p)(14)	Code of Ethics — AllianceBernstein